UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford FUNDS OUR BENCHMARK IS THE INVESTOR®. Hartford Domestic Equity Funds Annual Report October 31, 2020 The Hartford Capital Appreciation Fund Hartford Core Equity Fund The Hartford Dividend and Growth Fund The Hartford Equity Income Fund The Hartford Growth Opportunities Fund The Hartford Healthcare Fund The Hartford MidCap Fund The Hartford MidCap Value Fund Hartford Quality Value Fund The Hartford Small Cap Growth Fund Hartford Small Cap Value Fund The Hartford Small Company Fund Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2019 through October 31, 2020.

Market Review

During the 12 months ended October 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.71% – an impressive number, to be sure, but one that doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that has plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performances, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and helped trigger a global recession. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

Late April 2020 brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had reached another grim milestone of more than 230,000 coronavirus deaths. As fall cases surged, a new round of lockdowns and restrictions on economic activity, particularly in Europe, were widely adopted; however, Congress deadlocked over providing further economic stimulus. A late-period market selloff triggered by worsening virus numbers reminded investors of the potential for further economic uncertainty ahead. In addition, a contentious U.S. presidential campaign divided the nation.

As we continue to endure spikes in COVID-19 cases while awaiting the regulatory approvals and distribution of a safe and effective vaccine, uncertainty remains. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	8.62%	9.63%	10.43%
Class A2	2.65%	8.40%	9.81%
Class C1	7.78%	8.83%	9.63%
Class C3	6.78%	8.83%	9.63%
Class I1	8.94%	9.95%	10.76%
Class R3[1]	8.25%	9.27%	10.09%
Class R4[1]	8.59%	9.61%	10.43%
Class R5[1]	8.93%	9.94%	10.76%
Class R6[1]	9.03%	10.05%	10.86%
Class Y1	8.97%	10.02%	10.86%
Class F1	9.00%	10.02%	10.79%
Russell 3000 Index	10.15%	11.48%	12.80%
S&P 500 Index	9.71%	11.71%	13.01%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.08%	1.08%
Class C	1.84%	1.84%
Class I	0.80%	0.80%
Class R3	1.43%	1.43%
Class R4	1.12%	1.12%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.82%	0.77%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

2

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

Thomas S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 8.62%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 10.15% for the same period, and the S&P 500 Index, which returned 9.71% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 5.35% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many parts of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Six of the eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Information Technology (+34.8%), Consumer Discretionary (+30.8%), and Communication Services (+16.2%) sectors. The Energy (-46.1%), Real Estate (-15.8%), and Financials (-15.2%) sectors fell the most during the period.

During the period, the Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Consumer Discretionary, Consumer Staples, and Financials sectors. Conversely, stronger selection within the Communication Services, Healthcare, and Information Technology sectors contributed positively to relative returns during the period. Sector allocation, a result of bottom-up stock selection, was positive during the period primarily due to the Fund’s underweight exposure to the Energy and Financials sectors in addition to an overweight to the Consumer Discretionary sector. An underweight to the Information Technology sector, as well as an overweight to the Industrials sector, relative to the Russell 3000 Index, detracted from performance.

Underweight exposures relative to the Russell 3000 Index to Apple (Information Technology), Microsoft (Information Technology), and Tesla (Consumer Discretionary) were the top detractors from Fund performance during the period. Apple designs, manufactures, and sells personal computers, tablets, wearables, and a variety of related services. Shares of Apple moved higher during the period. The company also announced that it would be participating in a 4-for-1 stock split during the period. As of the end of the period, we continued to hold the stock within the Fund but remained underweight relative to the Russell 3000 Index. Microsoft engages in the development and support of software, services, devices, and solutions. The company emerged from the coronavirus pandemic as a strong performer with stay-at-home and remote-work related businesses (Teams, Gaming, virtual desktop) gaining traction and performing well. The company’s stock continued to move higher during the period before giving back some gains after it was announced that the company’s bid for video-sharing site TikTok was not accepted. As of the end of the period, we remained underweight the stock within the Fund relative to the Russell 3000 Index. Tesla engages in the design, development, manufacture, and sale of fully electric vehicles, energy generation and storage systems. Shares of the company moved higher during the period as the company reported its fourth consecutive quarter of profitability, which many viewed as the last hurdle towards Tesla’s inclusion into the S&P 500 Index given its market cap. The stock did not make it into the S&P 500 Index, and shares dipped on the news. Towards the end of the period, the company held its Battery Day where it provided guidance in line with expectations, highlighted by expectations for a drop in battery costs, as well as plans for a $25,000 car within the next three years. We initiated a small position in the stock during the period, which we subsequently sold later in the period as we sought to capitalize on strength while pursuing other opportunities that we believe provide better risk and return profiles.

Aramark (Consumer Discretionary), Expedia (Consumer Discretionary), and Diamondback Energy (Energy) were among the largest detractors from performance on an absolute basis over the period.

3

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Top contributors to performance relative to the Russell 3000 Index included not holding benchmark constituent ExxonMobil (Energy) as well as the Fund’s positions in DraftKings (Consumer Discretionary) and Peloton Interactive (Consumer Discretionary). ExxonMobil engages in the exploration, development, and distribution of oil, gas, and petroleum products. Energy-related companies were adversely affected by failed negotiations between Saudi Arabia and Russia regarding production cuts amid a strong decrease in demand as coronavirus-related shelter-in-place orders limited travel globally. The Energy sector broadly was the worst-performing sector within the Russell 3000 Index during the period. Not owning the stock contributed positively to relative performance and as of the end of the period, we continued to not hold it. DraftKings is a digital sports entertainment and gaming company. The company took an unconventional route to the public markets by combining with a special purpose acquisition company (SPAC), typically referred to as a blank-check company, thus enabling the company to trade publicly without going through the initial public offering (IPO) process in April. Following its listing, the stock price has risen as sports betting revenue continued to rise following the resumption of live games across major sports leagues. Shares of the company gave up some gains late in the period after the company announced a secondary offering of shares. As of the end of the period, we continued to hold shares of DraftKings within the Fund. Peloton Interactive is an at-home fitness platform for live and on-demand indoor cycling. The company reported strong quarterly results at the beginning of 2020 with subscribers and revenues reported above expectations, but earnings guidance was revised slightly lower. As the coronavirus pandemic forced lockdown measures that included gyms and fitness studios, the company saw a large uptick in demand for its at-home offerings with subscriber growth and member engagement both trending upward. This led to consecutive quarters of outperformance relative to analyst expectations, driving the stock price higher during the period. As of the end of the period, the Fund remained overweight in the stock.

Amazon.com (Consumer Discretionary), Apple (Information Technology), and NVIDIA (Information Technology) contributed positively to performance on an absolute basis over the period.

The Fund’s investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact on the Fund was positive. The Fund’s slight underweight exposure to dividend paying equities and overweight exposure to names with higher liquidity contributed positively to performance, while the Fund’s slight underweight exposure to high momentum equities detracted from performance.

During the period, the Fund, at times, used equity index futures to equitize cash or efficiently manage risks. During the period, the use of equity index futures contributed slightly to performance.

What is the outlook as of the end of the period?

Macroeconomic uncertainty remains at the forefront as U.S. equity markets continue their rebound amid optimism from accommodative policy and strong earnings from index leaders, while a second wave of coronavirus infections unfolds in some states. Persistent market uncertainties – such as the outcome of the U.S. presidential election and the unknown efficacy and timeline for a coronavirus vaccine – cause us to believe that the range of potential economic outcomes is wide and that current investor exuberance may not be long-lasting. Against this backdrop, we remain vigilant in balancing factor exposures in the Fund to seek to reduce the impact of factor volatility and help ensure that security selection drives results.

Looking across the factor landscape, we continue to monitor the risks facing equity factors amid ongoing market volatility. In 2020, trend-following factors (e.g., growth and momentum) have extended their outperformance over most other areas of the market. However, we believe valuations are stretched, and the primary risk we are monitoring is a momentum reversal, which we believe would be damaging to equities that are levered to the ongoing market rebound. For example, we have seen the outperformance of megacap technology companies dominate markets. While this streak seems set to continue, a momentum reversal could be a technical risk for these names, while any shift in the regulatory landscape could present a more fundamental risk. As of the end of the period, we maintained the Fund’s exposure to companies characterized by mean-reversion factors (e.g., value and contrarian), as we expect them to provide capital appreciation during economic recovery and in the event of a cyclical rally. That said, we are monitoring the risks these factors are exposed to, in particular the risk of insolvency in the event of a drawn-out economic slowdown. In our view, stocks that screen well for risk-aversion factors (e.g., low volatility and quality) tend to have protective characteristics such as stable profit margins and sustainable cash flows. Therefore, we see these exposures as a potential source of safety in the event of a traditional move to assets perceived to be less risky, but we are aware that they may lag the market during a strong rally. Finally, we believe that the market has not fully priced in the heightened risk that some companies become insolvent due to a prolonged economic slowdown while other companies that are able to pivot and adapt are likely to come out on top. We expect this to lead to a dispersion in equity results.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Consumer Staples sectors, while the Fund’s largest underweights were to the Information Technology and Communication Services sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

4

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.8%
Consumer Discretionary	17.9
Consumer Staples	10.9
Energy	0.2
Financials	7.9
Health Care	16.2
Industrials	12.2
Information Technology	19.0
Materials	3.1
Real Estate	3.8
Utilities	0.4

Total	98.4%

Short-Term Investments	1.4
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	10.58%	11.57%	13.67%
Class A2	4.50%	10.31%	13.03%
Class C1	9.74%	10.74%	12.84%
Class C3	8.74%	10.74%	12.84%
Class I1	10.87%	11.86%	13.84%
Class R3[1]	10.17%	11.19%	13.36%
Class R4[1]	10.58%	11.56%	13.73%
Class R5[1]	10.85%	11.87%	14.05%
Class R6[1]	10.96%	11.96%	14.12%
Class Y1	10.89%	11.92%	14.10%
Class F1	10.97%	11.94%	13.88%
S&P 500 Index	9.71%	11.71%	13.01%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.74%	0.74%
Class C	1.48%	1.48%
Class I	0.47%	0.47%
Class R3	1.11%	1.11%
Class R4	0.78%	0.78%
Class R5	0.49%	0.49%
Class R6	0.39%	0.39%
Class Y	0.49%	0.46%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

6

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Douglas W. McLane, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 10.58%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 9.71% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 8.39% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Seven out of eleven sectors in the S&P 500 Index rose during the period, with the Information Technology (+34%) and Consumer Discretionary

(+25%) sectors performing the best. The Energy (-46%) and Financials (-15%) sectors were the worst performers during the period.

Overall, the Fund’s outperformance versus the S&P 500 Index during the period was driven by strong security selection, primarily within the Consumer Staples, Healthcare, and Industrials sectors. This was partially offset by weaker stock selection within the Information Technology, Consumer Discretionary, and Financials sectors, which detracted from performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance, primarily driven by the Fund’s underweight to the Energy sector and overweight allocation to the Healthcare sector. This was partially offset by the Fund’s underweight to Information Technology, which detracted from performance.

The top contributors to relative performance over the period were not owning benchmark constituents ExxonMobil (Energy) and Wells Fargo (Financials), as well as an overweight position in FedEx (Industrials). Shares of ExxonMobil fell over the period following weak results and low oil prices as a result of the coronavirus. Exxon missed second-quarter 2020 earnings expectations after reporting a loss north of $1 billion, revenue of $32.6 billion that was $6 billion less than consensus, and a 10% quarter-over-quarter cut in production as the coronavirus pandemic pressured demand for the company’s products. Not owning the stock was a contributor to relative performance over the period due to its poor performance. Shares of Wells Fargo declined over the period after reporting consecutive disappointing quarterly results. In July 2020, the company announced it set aside a record $9.5 billion for credit losses. Executives warned they would earmark more for soured loans as the coronavirus pandemic continued to rage throughout the U.S. and weigh on companies and workers. Falling yields have also negatively affected the bank. Not owning the stock was also a contributor to relative performance over the period due to poor performance. Shares of delivery services company, FedEx, rose over the period after the company announced two consecutive fiscal quarters of strong earnings as online shopping soared among customers avoiding stores. The company also announced that shipping rates would increase for FedEx Express, FedEx Ground, and FedEx Freights in January 2021. During the period, we initiated a position in the company for the Fund. Top absolute contributors included Apple (Information Technology) and Amazon.com (Consumer Discretionary).

The top detractors from the Fund’s relative performance over the period included not owning benchmark constituent, Nvidia (Information

7

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Technology), an overweight position in Boston Properties (Real Estate), and an underweight position in Apple (Information Technology). U.S. chip maker Nvidia reported consecutive better-than-expected quarterly fiscal earnings. Overall revenue rose 50% on an annualized basis in the second quarter of 2020. Nvidia also announced its plan to purchase Arm from Softbank for $40 billion. Not owning the stock during the period was a detractor from the Fund’s performance due to the stock’s strong performance. Shares of Apple rose during the period after it reported consecutive strong quarterly results. Demand across all the company’s products has exceeded expectations during the period. The company benefited from a strong launch of the iPhone SE and economic stimulus measures. Apple executed a 4-for-1 stock split at the end of August. As of the end of the period, the Fund remains underweight given Apple’s size in the benchmark. Shares of Boston Properties declined over the period. Due to the stay-at-home policies during the period, physical occupancy within the company’s properties has been low. The Fund’s absolute detractors for the period included Boston Properties (Real Estate) and Raytheon (Industrials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In the next few months, we will know a lot more about whether we will have a vaccine and treatment options to reduce the hospitalization and mortality rate for COVID-19. While we can see additional flare-ups, our base case assumption is that we can return to a new normal towards the end of 2021.

Outside of the U.S., there are still parts of the world where the incidence of cases has not stabilized, and in some areas, it does appear that the peak for the pandemic may still be many weeks or even months away. Unfortunately, a lot of uncertainty remains. We are spending more time understanding the possible permanent or semi-permanent changes to behavior, both from a consumer and corporate perspective, and what that might mean for some of the Fund’s holdings. However, it seems too early to come to firm conclusions.

We continue to stay focused on the long term as eventually we will put this health crisis behind us. While we did make some changes within the Fund, we continue to be incremental and mindful of the impact of volatility.

At the end of the period, the Fund’s largest overweight sectors relative to the S&P 500 Index were to the Consumer Staples and Industrials sectors, while the Fund’s largest underweights were to the Consumer Discretionary and Energy sectors, relative to the S&P 500 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.3%
Consumer Discretionary	10.1
Consumer Staples	9.8
Energy	0.7
Financials	9.6
Health Care	14.3
Industrials	8.8
Information Technology	26.4
Materials	2.0
Real Estate	1.8
Utilities	3.2

Total	97.0%

Short-Term Investments	1.8
Other Assets & Liabilities	1.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

8

The Hartford Dividend and Growth Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-2.20%	8.15%	10.20%
Class A2	-7.58%	6.94%	9.58%
Class C1	-3.01%	7.33%	9.38%
Class C3	-3.95%	7.33%	9.38%
Class I1	-1.97%	8.42%	10.47%
Class R3[1]	-2.54%	7.78%	9.85%
Class R4[1]	-2.26%	8.11%	10.19%
Class R5[1]	-1.97%	8.44%	10.52%
Class R6[1]	-1.87%	8.53%	10.62%
Class Y1	-1.91%	8.51%	10.61%
Class F1	-1.89%	8.49%	10.51%
S&P 500 Index	9.71%	11.71%	13.01%
Russell 1000 Value Index	-7.57%	5.82%	9.48%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.01%	1.01%
Class C	1.78%	1.78%
Class I	0.75%	0.75%
Class R3	1.37%	1.37%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.66%	0.66%
Class Y	0.75%	0.69%
Class F	0.65%	0.65%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

9

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned -2.20%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned 9.71% for the same period, and outperforming the Fund’s other benchmark, the Russell 1000 Value Index, which returned -7.57% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -5.44% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Seven out of eleven sectors in the S&P 500 Index rose during the period, with the Information Technology (+34%), Consumer Discretionary (+25%), and Communication Services (+16%) sectors performing the best. The Energy (-46%), Financials (-15%), and Real Estate (-10%) sectors were the worst performers during the period.

Security selection detracted from the Fund’s returns relative to the S&P 500 Index over the period. Stock selection effects were weakest within the Information Technology, Consumer Discretionary, and Communication Services sectors. This was partially offset by stronger selection within the Energy sector, which contributed positively to performance relative to the S&P 500 Index. Sector allocation, a result of the bottom-up stock selection process, detracted from the Fund’s performance relative to the S&P 500 Index over the period. An overweight to the Energy and Financials sectors, as well as an underweight to the Information Technology sector, detracted the most from returns relative to the S&P 500 Index.

The Fund’s top detractors from the Fund’s performance relative to the S&P 500 Index as well as absolute performance included not owning Amazon (Consumer Discretionary), an underweight to Apple (Information Technology), and an overweight to Bank of America (Financials). Not holding S&P 500 Index constituent Amazon (Consumer Discretionary), was a top relative detractor from performance during the period as shares of the company rose during the period. An underweight to Apple (Information Technology) was the other significant relative detractor from performance during the period as shares of Apple rose during the period. During the period, we maintained the Fund’s underweight in the company. Shares of Bank of America fell as coronavirus worries sent Treasury yields lower. Thirty-year U.S. Treasury notes fell to record low yields, and 10-year U.S. Treasury notes fell to levels not seen since 2016, narrowing the spread on the bank’s longer-term assets funded with shorter-term liabilities.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were ExxonMobil (Energy) and Eli Lilly (Healthcare), both of which were eliminated during the period, and not owning Wells Fargo (Financials). ExxonMobil (Energy) was a top contributor to relative performance during the period, as we exited the position prior to the energy market collapse in March 2020. Eli Lilly (Healthcare) was the other top contributor to relative performance over the period. Shares of Eli Lilly rose after the company reported strong results and news that it was entering into an agreement to develop an experimental therapy to combat coronavirus. We reduced the Fund’s position on the stock’s strong performance late spring and eliminated the position in early June. We benefited from not owning the shares in the Fund later in the period as the company has lagged the strong market rally. Shares of Wells Fargo fell over the period after the chief financial officer predicted higher loan-loss provisions in addition to a sharp drop in interest income for the year.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

10

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

What is the outlook as of the end of the period?

Although the market continued to climb higher in the third quarter of 2020, we are wrestling with many unknowns in the short term. While large amounts of liquidity have been pumped into the market to try and safeguard consumer spending, we are still facing high rates of unemployment and each day are reminded of the increasing number of coronavirus cases. During these turbulent times, we believe it is best to try to avoid balance sheet risk while seeking to identify mispriced opportunities that can potentially create enormous value on the other side of the pandemic.

In the face of great uncertainty, we remain focused on seeking to invest in companies at reasonable valuations, with attractive long-term free cash flow generation, solid balance sheets, and resilient fundamentals.

At the end of the period, the Fund had its largest overweights in the Financials and Healthcare sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.

We continue to apply our valuation discipline within the Fund to seek to maintain a portfolio of resilient businesses that are reasonably valued and have favorable industry and competitive dynamics.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.2%
Consumer Discretionary	6.7
Consumer Staples	6.0
Energy	3.7
Financials	17.2
Health Care	15.5
Industrials	9.4
Information Technology	18.7
Materials	4.0
Real Estate	2.5
Utilities	4.0

Total	96.9%

Short-Term Investments	1.9
Other Assets & Liabilities	1.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

The Hartford Equity Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-4.68%	6.89%	9.94%
Class A2	-9.92%	5.69%	9.32%
Class C1	-5.38%	6.11%	9.14%
Class C3	-6.26%	6.11%	9.14%
Class I1	-4.44%	7.16%	10.24%
Class R3[1]	-4.97%	6.52%	9.57%
Class R4[1]	-4.72%	6.84%	9.90%
Class R5[1]	-4.46%	7.15%	10.23%
Class R6[1]	-4.34%	7.27%	10.35%
Class Y1	-4.40%	7.23%	10.33%
Class F1	-4.31%	7.24%	10.28%
Russell 1000 Value Index	-7.57%	5.82%	9.48%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.76%	1.76%
Class I	0.76%	0.76%
Class R3	1.36%	1.36%
Class R4	1.07%	1.07%
Class R5	0.76%	0.76%
Class R6	0.66%	0.66%
Class Y	0.77%	0.72%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

12

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew C. Hand, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned -4.68%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.57% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the -5.44% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

During the period, four out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Healthcare (+11%), Materials (+9%), and Consumer Staples (+4%) sectors performing the best. Conversely, the Energy (-46%), Real Estate (-22%), and Financials (-18%) sectors lagged over the period.

The Fund’s outperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Financials, Real Estate,

and Industrials sectors. This more than offset less favorable selection within the Healthcare, Utilities, and Consumer Staples sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance due to the Fund’s overweight to the Healthcare sector and underweights to the Real Estate and Financials sectors. This was partially offset by the Fund’s underweight position in the Materials sector.

Top contributors to relative returns included not owning benchmark constituent Wells Fargo (Financials) as well as the Fund’s positions in UnitedHealth Group (Healthcare) and Deere (Industrials). Shares of Well Fargo dropped after the company reported a loss in the second quarter of 2020 driven by large loan loss provisions which more than doubled first-quarter 2020 levels. After falling in the first quarter of 2020 amid the broader market selloff, shares of UnitedHealth Group rebounded on strong second-quarter earnings, with earnings per share (EPS) up 100% year-over-year, beating the consensus expectations by a significant amount. Performance was driven by lower utilization and a significant decline in the medical loss ratio. Shares of Deere rose over the period after the company announced strong third-quarter 2020 results, which exceeded expectations. The agricultural machinery giant increased its sales outlook for the year as demand remained resilient despite the uncertainty related to coronavirus. The company also announced the completion of the acquisition of Unimil, a leading Brazilian company in the aftermarket service parts business.

Top detractors from relative results included Suncor Energy (Energy) and Phillips 66 (Energy), along with not owning benchmark constituent Danaher (Healthcare). Suncor Energy is a Canadian company primarily focused on developing petroleum resource basins. The company’s stock price slid as the company cut its dividend and lowered guidance for full-year production as a result of mandatory curtailments. At the start of September 2020, Suncor lowered guidance again after a fire broke out at their Fort McMurray facility, resulting in the acceleration of proposed maintenance. Shares of Phillips 66 traded lower as earnings fell in the second quarter of 2020, primarily due to a decline in results in the refining segment as margins and volume shrank. The stock continued to trend downward through the rest of the period. Shares of Danaher, a provider of medical equipment, climbed early in 2020 on the announcement of a deal to acquire General Electric’s biopharma unit, putting Danaher at the forefront of biotech equipment makers. Strong earnings and the announced split-off of dental business Envista further benefited the stock.

13

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

It is our belief that high-quality businesses with sustainable dividend policies are in an advantageous position to strengthen as they emerge from a downturn – taking market share, or, in some cases, making opportunistic acquisitions at attractive valuations. This is embodied in a quote we often reference: “The strong get stronger in crisis situations.”

To this end, amid the heightened market volatility, we have been exercising patience and, where possible, seeking to swap into higher quality companies at similar valuations. While we believe that the near-term threat of dividend cuts and suspensions has abated relative to earlier in the year, we remain vigilant, seeking to avoid potential dividend cutters and the companies that would be most directly impacted in a prolonged shutdown. In some instances, we have closely monitored the possibility of companies suspending a dividend temporarily as a measure to improve solvency. While this seems prudent in many cases, we prefer to avoid this contingency where possible, and favor companies with strong balance sheets that we believe can endure through the cycle.

At the end of the period, the Healthcare, Consumer Staples, and Industrials sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Consumer Discretionary, and Materials sectors were the Fund’s largest underweights.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.4%
Consumer Discretionary	5.0
Consumer Staples	10.7
Energy	3.3
Financials	18.2
Health Care	17.0
Industrials	15.0
Information Technology	10.7
Materials	2.8
Real Estate	2.7
Utilities	7.6

Total	98.4%

Short-Term Investments	0.7
Other Assets & Liabilities	0.9

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

14

The Hartford Growth Opportunities Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	47.77%	18.53%	17.09%
Class A2	39.64%	17.20%	16.43%
Class C1	46.72%	17.65%	16.24%
Class C3	45.72%	17.65%	16.24%
Class I1	48.19%	18.83%	17.38%
Class R3[1]	47.28%	18.13%	16.73%
Class R4[1]	47.74%	18.49%	17.08%
Class R5[1]	48.15%	18.84%	17.43%
Class R6[1]	48.26%	18.97%	17.54%
Class Y1	48.18%	18.93%	17.53%
Class F1	48.32%	18.92%	17.43%
Russell 3000 Growth Index	28.20%	16.84%	16.00%
Russell 1000 Growth Index	29.22%	17.32%	16.31%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.13%	1.13%
Class C	1.88%	1.88%
Class I	0.86%	0.86%
Class R3	1.48%	1.48%
Class R4	1.17%	1.17%
Class R5	0.87%	0.87%
Class R6	0.76%	0.76%
Class Y	0.86%	0.80%
Class F	0.76%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

15

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA, CMT

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 47.77%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index, which returned 28.20% for the same period and the Russell 1000 Growth Index, which returned 29.22% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 27.08% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Mid-cap growth equities outperformed the broader market during this period. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020, bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Eight out of eleven sectors in the Russell 3000 Growth Index rose during the period, with the Consumer Discretionary (+43%), Information Technology (+42%), and Communication Services (+32%) sectors performing the best. Conversely, the Energy (-32%) and Utilities (-10%) sectors lagged on a relative basis during the period.

Security selection contributed positively to the Fund’s performance relative to the Russell 3000 Growth Index during the period, with strong selection in the Information Technology, Healthcare and Industrials sectors, which was partially offset by weaker selection within the Financials and Consumer Discretionary sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to performance relative to the Russell 3000 Growth Index during the period, due to an overweight to the Consumer Discretionary sector and lack of exposure to the Real Estate sector. This was partially offset by the negative impact of an underweight to the Information Technology sector, which detracted from performance.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Peloton (Consumer Discretionary), Square (Information Technology), and Advanced Micro Devices (Information Technology). Shares of Peloton, an exercise equipment and media company, rose over the period as the company has continued to see strong earnings reports throughout the coronavirus pandemic. Gym closures and continued fears of coronavirus have led to increased confidence in the theme of people being more open to working out at home as consumers look for alternatives to gyms. We increased the Fund’s position during the period. Shares of Square, a mobile payments provider, rose during the period. The company has seen strong earnings through the coronavirus pandemic. Its peer-to-peer Cash App helped drive Square’s performance, benefiting from its users depositing government stimulus checks. Unemployment checks and tax refunds have provided an additional boost for the app as well. Shares of Advanced Micro Devices, a semiconductor company, rose over the period after the Trump administration announced a phase one trade deal with China, removing a big obstacle for the company. The company also cited better-than-expected personal computer (PC) sales in the second half of the year, along with continued data-center growth and an increase in gaming console sales. The company has further benefited from Intel’s delay of its 7nm processors. Amazon (Consumer Discretionary) and Apple (information technology) were among the top absolute contributors during the period.

Top relative detractors from performance relative to the Russell 3000 Growth Index during the period included Pinterest (Communication Services), Microsoft (Information Technology), and Galapagos (Healthcare). Pinterest saw strong user growth in late 2019; however, the majority of new users came from international countries where users generate less revenue than those in the U.S. We eliminated the position within the Fund during the period. The Fund’s lack of exposure to Microsoft detracted from performance. Shares of Microsoft rose over the period on continued strong earnings reports and strengthened core offerings, such as the Azure cloud-computing business and Teams collaboration software which benefited from the work-from-home orders. Shares of Galapagos declined after the U.S. Food and Drug Administration (FDA) issued a complete response letter for filgotinib, a treatment for moderate to severe rheumatoid arthritis being developed in partnership with Gilead Sciences. A complete response letter is issued when the FDA has completed its review of a drug and has decided that it

16

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

will not approve it for marketing in its current form. American Express (Financials) and Marriott Vacations (Consumer Discretionary) were among the top absolute detractors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Following a nearly 30% rebound in the Russell 3000 Growth Index in the second quarter of 2020 driven by cyclical sectors, U.S. equities continued on a positive trajectory in the third quarter of 2020. Investors largely remained risk tolerant despite coronavirus continuing to affect large portions of the U.S., slowing the economic recovery and perpetuating market uncertainty. Cyclical sectors such as Consumer Discretionary and Information Technology led in the third quarter of 2020.

In terms of positioning, we continue to strive for more balance in the Fund by investing in different types of “growth” companies – an effort that we began in the second quarter of 2020 as we trimmed the Fund’s positions in companies that have performed well during the coronavirus pandemic and subsequent lockdown restrictions, and deployed some of that capital into more cyclical growth names. Given the uncertainty of the current environment, we believe a barbell approach between cyclical growth versus emerging and compounding growth names may help us control risk in a down market if we see another severe wave of the virus that will slow the recovery, which may also allow us to participate on the upside if the market continues to anticipate a full reopening. Part of our barbell strategy is to find some companies who have been hurt by the pandemic that we believe should emerge stronger coming out of this crisis, such as off-price retailers. Among those companies that have performed well during the pandemic, we see them falling into two camps: those growth equities which can build on their accelerated growth going forward, and those which will likely revert to the mean. Importantly, we are evaluating how possible permanent or semi-permanent changes in consumer behavior will impact companies. The paradigm shifts going on now, whether sustainable or not, are extraordinary and non-linear, in our view, and we believe we need to be more flexible than ever before when analyzing this new world.

At the end of the period, the Fund’s largest overweights relative to the Russell 3000 Growth Index were the Consumer Discretionary and Healthcare sectors. The Fund had the largest underweights to the Information Technology and Communication Services sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.4%
Consumer Discretionary	27.8
Consumer Staples	2.9
Financials	1.2
Health Care	17.5
Industrials	5.6
Information Technology	33.8
Real Estate	0.1

Total	97.3%

Short-Term Investments	2.1
Other Assets & Liabilities	0.6

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

17

The Hartford Healthcare Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	22.17%	10.17%	16.03%
Class A2	15.45%	8.94%	15.37%
Class C1	21.21%	9.35%	15.18%
Class C3	20.21%	9.35%	15.18%
Class I1	22.49%	10.47%	16.36%
Class R3[1]	21.74%	9.82%	15.70%
Class R4[1]	22.12%	10.15%	16.05%
Class R5[1]	22.48%	10.48%	16.40%
Class R6[1]	22.61%	10.58%	16.50%
Class Y1	22.55%	10.57%	16.49%
Class F1	22.59%	10.55%	16.41%
S&P Composite 1500 Health Care Index	10.83%	9.84%	15.07%
S&P 500 Index	9.71%	11.71%	13.01%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.31%	1.31%
Class C	2.06%	2.06%
Class I	1.02%	1.02%
Class R3	1.63%	1.63%
Class R4	1.33%	1.33%
Class R5	1.03%	1.03%
Class R6	0.92%	0.92%
Class Y	1.03%	0.97%
Class F	0.92%	0.92%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

18

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA*

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Rebecca D. Sykes

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

* Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager to the Fund. Through June 30, 2021, Ms. Hynes will transition her portfolio management responsibilities to Ms. Sykes.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 22.17%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 10.83% for the same period, and the S&P 500 Index, which returned 9.71% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 21.51% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare equities (+10.1%) outperformed both the broader United States (U.S.) equity market (+9.7%) and the global equity market (+5.4%) during the period, as measured by the S&P 500 Healthcare Index, S&P 500 Index, and MSCI ACWI Index, respectively.

Within the S&P Composite 1500 Health Care Index, four of the five sub-sectors posted positive absolute returns during the period. Mid-cap biopharma (+24.3%), medical technology (+17.6%), healthcare services (+12.0%) and large-cap biopharma (+4.0%) rose during the period. Small-cap biopharma (-17.1%) posted a negative absolute return during the period.

Security selection was the primary contributor to the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period, while sector allocation detracted from relative returns. Security selection was strongest in small-cap and mid-cap biopharma sub-sectors during the period. Within sector allocation, which is a byproduct of our bottom-up stock selection process, an overweight allocation to small-cap biopharma detracted most from relative performance during the period.

Forty Seven (small-cap biopharma), Momenta Pharmaceuticals (mid-cap biopharma), and MyoKardia (mid-cap biopharma) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period due to positive acquisition announcements. In March, Forty

Seven, a U.S.-based development-stage targeted oncology company, announced an agreement in which Gilead Sciences would acquire Forty Seven for $4.9 billion, a 60% premium to the stock’s closing price as of the end of February 2020. Shares of Momenta Pharmaceuticals, a U.S.-based biopharmaceutical company focused on developing drugs and biosimilars for cancer and autoimmune diseases, rose sharply in August 2020 after the company announced it had been acquired by Johnson & Johnson for approximately $6.5 billion in cash, which is approximately a 70% premium over the stock’s prior closing price. Shares of MyoKardia, a U.S.-based precision cardiovascular medicine company, soared in October 2020 on the announcement that Bristol Myers Squibb will acquire the pharmaceutical firm for $13.1 billion. We eliminated the above positions within the Fund during the period to take profits. Top absolute contributors to performance included Forty Seven, Thermo Fisher Scientific, and Momenta Pharmaceuticals.

Tricida (small-cap biopharma), Boston Scientific (medical technology), and Portola Pharmaceuticals (small-cap biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Shares of Tricida, a clinical-stage biopharma company that is focused on treatment of metabolic acidosis, declined during the period. Notable declines occurred most recently after the U.S. Food and Drug Administration (FDA) issued a Complete Response Letter (CRL) to the company regarding its new drug application for veverimer, a treatment for metabolic acidosis in patients with chronic kidney disease. Boston Scientific, a U.S.-based medical device company, was one of the first large healthcare companies to forecast a negative sales impact to Chinese operations from coronavirus. While coronavirus spread throughout Europe and the U.S., shares slid further as investors anticipated additional business disruption. Portola Pharmaceuticals is a U.S.-based biopharmaceutical company focused on the treatment of blood-related disorders and cancers. The stock was down after the company reported disappointing results for the fourth quarter of 2019 involving a recently launched drug, Andexxa, the only FDA and European Medicines Agency approved reversal agent for serious bleeds associated with the use of novel oral anti-coagulants. The company later announced an agreement to be acquired by Alexion for

19

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

$18 per share in an all cash transaction, which closed during the third quarter of 2020. As a result, we sold the stock to redeploy capital into opportunities with greater upside potential in our view. Boston Scientific, Tricida, and Portola Pharmaceuticals were also the top absolute detractors from performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We expect the human and economic impact of coronavirus to remain challenging, but remain optimistic there will be a number of therapies to treat symptomatic patients and to offer prophylaxis against the virus, perhaps for certain high-risk parts of the population, as early as year end. We are encouraged by the initial clinical data for the Regeneron antibody cocktail, which reduced the viral load and shortened the time to symptomatic relief in the outpatient setting. As for vaccines, we are cautiously optimistic that one or more will be proven effective at reducing infection rates and will be approved, as well as deployed starting in late 2020 and into 2021.

The biopharmaceutical industry has come together to respond to this pandemic by spending research and development (R&D) dollars to develop treatments and vaccines for coronavirus, while seeking minimal profits. We expect the financial benefit of successful treatments to be modest and short-term for the companies developing them, yet we anticipate the goodwill will create a halo effect for the industry. The pandemic has resulted in budgetary shortfalls for governments and health systems around the world, and we expect the industry will be asked to contribute to these budget gaps. We are not expecting major shifts in how healthcare is delivered or reimbursed as a result of the pandemic but will be watching closely for unanticipated consequences in the future.

In selecting stocks for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe the benefits of innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth of the sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets.

Composition by Subsector(1)

as of 10/31/2020

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	22.0%
Diversified Telecommunication Services	0.1
Health Care Equipment & Supplies	24.5
Health Care Providers & Services	17.1
Health Care Technology
Life Sciences Tools & Services	12.2
Pharmaceuticals	23.5

Total	99.4%

Short-Term Investments	2.1
Other Assets & Liabilities	(1.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

20

The Hartford MidCap Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	6.48%	10.17%	12.13%
Class A2	0.62%	8.93%	11.50%
Class C1	5.63%	9.35%	11.31%
Class C3	4.66%	9.35%	11.31%
Class I1	6.74%	10.44%	12.41%
Class R3[1]	6.09%	9.80%	11.78%
Class R4[1]	6.42%	10.14%	12.12%
Class R5[1]	6.77%	10.47%	12.46%
Class R6[1]	6.85%	10.58%	12.57%
Class Y1	6.81%	10.55%	12.56%
Class F1	6.85%	10.52%	12.45%
S&P MidCap 400 Index	-1.15%	7.39%	10.36%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.87%	1.87%
Class I	0.85%	0.85%
Class R3	1.45%	1.45%
Class R4	1.16%	1.16%
Class R5	0.85%	0.85%
Class R6	0.75%	0.75%
Class Y	0.85%	0.79%
Class F	0.75%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Classes I and Y and in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

21

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 6.48%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -1.15% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 23.61% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Mid-cap growth equities outperformed the broader market during this period. In the first quarter of 2020, U.S. equities ended sharply lower as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020 bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Within the S&P MidCap 400 Index, five of the eleven sectors posted positive returns during the period. The Healthcare (+26%), Consumer Staples (+14%), and Information Technology (+13%) sectors performed the best, while the Energy (-45%), Real Estate (-28%) and Utilities (-22%) sectors lagged.

The Fund outperformed the S&P MidCap 400 Index during the period primarily because of positive sector allocation, a result of our bottom up stock selection process. This was primarily due to an overweight allocation to the Healthcare sector and an underweight to the Real Estate sector. This was partially offset by an overweight to the Communication Services sector and an underweight to the Consumer Discretionary sector, which detracted from performance. Security selection also contributed positively to the Fund’s outperformance relative to the S&P MidCap 400 Index during the period. Selection effects were particularly strong within the Industrials, Real Estate, and Consumer Discretionary sectors. This was partially offset by weak selection in the Healthcare, Information Technology, and Consumer Staples sectors, which detracted from performance during the period.

Top contributors to relative performance during the period included Wayfair (Consumer Discretionary), Redfin (Real Estate), and Etsy (Consumer Discretionary). Shares of Wayfair rose over the period. The company has reported strong demand across the home and goods categories as stay-at-home mandates have led to an increase in online shopping. We eliminated the Fund’s position during the period. Shares of Redfin, a real estate brokerage, rose over the period as the company has seen increased homebuying demand throughout the coronavirus pandemic as people pursue the suburbs and more affordable cities with the increase in remote work. Shares of Etsy rose over the period after the company positioned the platform as a leading supplier of homemade cloth masks. The handmade crafts e-commerce platform’s sharp spike in customer acquisitions has increased brand awareness and opportunities for customer retention during the coronavirus pandemic.

Top relative detractors from the Fund’s relative performance included WEX (Information Technology), Reata Pharmaceutical (Healthcare), and Teradata (Information Technology). Shares of WEX, a provider of fuel payment processing for fleet vehicles, fell during the period as coronavirus-related lockdowns drove declines in fuel transactions, payment processing, as well as travel and corporate solutions purchases. The company did not provide fiscal 2020 guidance due to uncertainties caused by the ongoing pandemic. Shares of Reata Pharmaceutical declined over the period after the company announced that its filing of a U.S. marketing application for omaveloxolone, a treatment for Friedreich’s ataxia, would be delayed indefinitely if the U.S. Food and Drug Administration requires a second pivotal study. Shares of Teradata, a database and analytics-related software provider, fell during the period after the company cut its full-year adjusted earnings outlook in late 2019. Furthermore, the company’s chief executive officer and chief revenue officer both left the company during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

22

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

What is the outlook as of the end of the period?

The high-growth and large-cap leadership that has dominated the market showed signs of weakness towards the end of the period. We continue to seek to build a diversified portfolio of blue-chip, market-leading mid-cap companies.

Given the performance dispersion across sectors in 2020, we anticipate continuing to explore opportunities in areas of the market that have largely underperformed, such as banks, as well as utilities and real estate companies. We also view the space of home health companies as attractive given the challenges nursing facilities face during the coronavirus crisis and a likely trend towards home health services. Moving forward, we continue to examine what the world may look like during a post-coronavirus economic recovery and the trends that may result.

At the end of the period, the Fund’s largest overweights were in the Information Technology and Healthcare sectors. The Fund had the largest underweights to the Consumer Discretionary, Real Estate and Financials sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.4%
Consumer Discretionary	10.1
Consumer Staples	1.9
Energy	0.5
Financials	10.5
Health Care	18.2
Industrials	16.5
Information Technology	28.1
Materials	2.6
Real Estate	4.8
Utilities	2.5

Total	100.1%

Short-Term Investments	0.7
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

23

The Hartford MidCap Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-12.86%	2.37%	7.26%
Class A2	-17.65%	1.22%	6.65%
Class C1	-13.55%	1.62%	6.48%
Class C3	-14.39%	1.62%	6.48%
Class I1	-12.58%	2.66%	7.59%
Class R3[1]	-13.12%	2.07%	6.97%
Class R4[1]	-12.88%	2.39%	7.31%
Class R5[1]	-12.60%	2.69%	7.63%
Class Y1	-12.55%	2.77%	7.72%
Class F1	-12.51%	2.76%	7.65%
Russell Midcap Value Index	-6.94%	5.32%	9.40%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.23%	1.23%
Class C	2.00%	2.00%
Class I	0.90%	0.90%
Class R3	1.52%	1.52%
Class R4	1.21%	1.21%
Class R5	0.92%	0.92%
Class Y	0.91%	0.87%
Class F	0.80%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

24

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Gregory J. Garabedian

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned -12.86%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -6.94% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the -2.51% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap, as large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Growth Index outperformed the Russell Midcap Value Index.

Six of the eleven sectors in the Russell Midcap Value Index gained during the period, with the Healthcare (+19%), Materials (+15%), and Information Technology (+7%) sectors performing the best, while the Energy (-45%), Real Estate (-26%), and Financials (-15%) sectors lagged during the period.

The Fund’s underperformance versus the Russell Midcap Value Index over the twelve-month period was driven primarily by security selection. Security selection within the Energy, Materials, and Industrials sectors was a top detractor from performance, but was partially offset by favorable selection in the Real Estate, Healthcare, and Financials sectors. Sector allocation, a result of the bottom-up stock selection process, added to relative performance during the period, in part due to overweights to the Healthcare and Information Technology sectors. Underweights to the Consumer Staples and Utilities sectors weighed on performance during the period.

Top detractors from the Fund’s performance relative to the Russell Midcap Value Index during the period included Diamondback Energy (Energy), Delek, (Energy), and Noble Energy (Energy). Shares of these oil and gas producing companies came under pressure during the past year due to a decrease in crude oil and natural gas prices amid decreasing demand stemming from the coronavirus pandemic. Top absolute detractors from Fund performance were Boston Properties (Real Estate), Diamondback Energy (Energy), and STORE Capital (Real Estate).

Top contributors to the Fund’s relative performance over the period included overweights to Molina Healthcare (Healthcare), Lumentum (Information Technology), and Fortune Brands (Industrials). Shares of Molina Healthcare rose during the period after reporting solid earnings as the Medicaid and Medicare business segments continued to show strong growth. Healthcare equities also rose as investors increasingly viewed a strict “Medicare-for-All” healthcare policy as less likely going forward. Shares of Lumentum rose during the period after the company reported consecutive quarterly earnings that topped estimates. Shares of Fortune Brands rose over the period after the company reported second quarter 2020 earnings that exceeded expectations. These results were led by increased home improvement demand. Top absolute contributors to the Fund’s performance were Molina Healthcare (Healthcare), Hologic (Healthcare), and Lumentum (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

While we expect continued volatility in the near term, we continue to focus on seeking to find companies that are undervalued in the marketplace by evaluating three primary criteria: an issuer’s earnings power, growth potential and price-to-earnings ratio.

At the end of the period, the Fund’s largest overweights relative to the Russell Midcap Value Index were to the Financials, Healthcare and Information Technology sectors. The Fund’s largest underweights were in the Energy, Communication Services, and Utilities sectors.

25

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	10.5
Consumer Staples	3.5
Energy	1.8
Financials	21.0
Health Care	11.6
Industrials	16.5
Information Technology	11.2
Materials	8.0
Real Estate	8.6
Utilities	4.9

Total	99.4%

Short-Term Investments	0.2
Other Assets & Liabilities	0.4

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

26

Hartford Quality Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 01/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-7.34%	5.39%	8.33%
Class A2	-12.43%	4.21%	7.72%
Class C1	-8.09%	4.60%	7.53%
Class C3	-8.97%	4.60%	7.53%
Class I1	-7.02%	5.73%	8.68%
Class R3[1]	-7.56%	5.10%	8.05%
Class R4[1]	-7.34%	5.41%	8.39%
Class R5[1]	-7.05%	5.73%	8.70%
Class R6[1]	-6.92%	5.84%	8.78%
Class Y1	-7.05%	5.78%	8.75%
Class F1	-6.94%	5.79%	8.72%
Russell 1000 Value Index	-7.57%	5.82%	9.48%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/01/2017.

Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	0.96%
Class C	1.76%	1.71%
Class I	0.65%	0.65%
Class R3	1.27%	1.18%
Class R4	0.95%	0.88%
Class R5	0.67%	0.63%
Class R6	0.56%	0.46%
Class Y	0.66%	0.57%
Class F	0.55%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

27

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Quality Value Fund returned -7.34%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.57% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -6.15% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

During the period, four out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Healthcare (+11%), Materials (+9%), and Consumer Staples (+4%) sectors performing the best. Conversely, the Energy (-46%), Real Estate (-22%), and Financials (-18%) sectors lagged over the period.

Security selection and sector allocation both contributed positively to the Fund’s performance relative to the Russell 1000 Value Index over the period. Strong stock selection within the Information Technology, Real Estate, and Consumer Discretionary sectors were the top contributors to relative performance. This was partially offset by weaker security selection within the Healthcare, Financials, and Utilities sectors, which detracted from performance. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance during the period, due to an overweight to the Information Technology sector and underweight positions in the Consumer Staples and Consumer Discretionary sectors. This was partially offset by an overweight to the Energy sector and an underweight to the Materials sector, which detracted from performance.

Top contributors to relative performance over the period were Lowe’s Companies (Consumer Discretionary), not holding Wells Fargo (Financials), and Qualcomm (Information Technology). The share price of Lowe’s rose over the period, following upbeat earnings results. The company reported a 20% increase in same-store sales in April 2020 and has seen the trend continue, supported by its online business. Shares of Wells Fargo fell over the period after the Chief Financial Officer (CFO) predicted higher loan-loss provisions in addition to a sharp drop in interest income for the year. Qualcomm’s stock price rose after the company reported strong quarterly results driven by improving sales forecasts as well as a recently announced licensing deal with Huawei Technologies. During the period, we trimmed the Fund’s position slightly on valuation.

The largest detractors from the Fund’s performance relative to the Russell 1000 Value Index over the period were Citigroup (Financials), not holding Danaher (Healthcare), and Total (Energy). Shares of Citigroup fell after the CFO warned revenue could drop as the bank set aside more in reserves to cover potential losses caused by the coronavirus pandemic. Danaher’s stock price rose over the period after its Cepheid unit received Emergency Use Authorization from the Food and Drug Administration (FDA) for its coronavirus test. Shares of Total also fell over the period as the pandemic has drastically reduced demand for crude oil. As of the end of the period, the Fund maintained a position in the company.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Although the market continued its climb in the third quarter of 2020, we are wrestling with many unknowns in the short term. While enormous amounts of liquidity have been pumped into the market to try and safeguard consumer spending, we are still facing high rates of unemployment and each day are reminded of the increasing number of coronavirus cases. As temperatures dip, there is concern that an even higher resurgence of the virus may emerge. Our framework during these turbulent times is to try to avoid balance sheet risk while seeking to

28

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

identify mispriced opportunities that can potentially create enormous value on the other side of the pandemic.

We continue to seek to invest in companies that have reasonable valuations with attractive long-term free cash flow generation, solid balance sheets, and resilient fundamentals.

At the end of the period, the Fund’s largest overweights were to the Information Technology and Financials sectors, while the Fund’s largest underweights were to the Communication Services sector, relative to the Russell 1000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.0%
Consumer Discretionary	7.8
Consumer Staples	7.2
Energy	4.6
Financials	19.8
Health Care	14.2
Industrials	12.6
Information Technology	11.5
Materials	4.3
Real Estate	4.3
Utilities	6.7

Total	99.0%

Short-Term Investments	0.9
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

29

The Hartford Small Cap Growth Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	14.06%	10.22%	12.40%
Class A2	7.79%	8.98%	11.76%
Class C1	13.31%	9.48%	11.62%
Class C3	12.31%	9.48%	11.62%
Class I1	14.50%	10.58%	12.76%
Class R3[1]	13.80%	9.93%	12.13%
Class R4[1]	14.13%	10.27%	12.47%
Class R5[1]	14.47%	10.61%	12.81%
Class R6[1]	14.62%	10.72%	12.91%
Class Y1	14.58%	10.69%	12.91%
Class F1	14.62%	10.67%	12.80%
Russell 2000 Growth Index	13.37%	10.36%	11.95%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	1.90%	1.90%
Class I	0.84%	0.84%
Class R3	1.49%	1.49%
Class R4	1.18%	1.18%
Class R5	0.86%	0.86%
Class R6	0.77%	0.77%
Class Y	0.87%	0.81%
Class F	0.77%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

30

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 14.06%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 13.37% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 17.69% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+38%), Information

Technology (+12%), and Consumer Discretionary (+12%) sectors increased the most, while the Energy (-52%), Real Estate (-12%), and Utilities (-10%) sectors lagged the broader index.

Security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index during the period. Strong selection within the Information Technology, Consumer Staples, and Communication Services sectors contributed positively to relative performance. This was partially offset by weaker selection in the Industrials, Financials, and Real Estate sectors, which detracted from performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance, primarily driven by the Fund’s underweight allocation to the Utilities sector and an overweight in the Industrials sector. An overweight allocation to the Consumer Discretionary sector detracted from performance during the period.

The top contributors to relative performance during the period were overweight positions in Five9 (Information Technology), MyoKardia (Healthcare), and Smith & Wesson (Consumer Discretionary). Shares of Five9, a provider of cloud-based software for contact centers, ended the period higher after reporting consecutive earnings results that beat the previous year’s corresponding quarterly results. As of the end of the period, the Fund continued to own this security. Shares of MyoKardia rose over the period. The stock soared in October 2020 on the announcement that Bristol Myers Squibb will acquire the pharmaceutical firm for $13.1 billion. Shares of Smith & Wesson increased significantly over the period after surpassing earnings expectations for the past two quarters. Nationwide coronavirus lockdowns, paired with the environments of civil unrest, have led to an increase in the demand for guns as a form of personal protection. Top absolute contributors for the period included Five9 (Information Technology), MyoKardia (Healthcare), and Teladoc Health (Healthcare).

The top detractors from relative performance included not holding Quidel (Healthcare), and overweight positions in Steve Madden (Consumer Discretionary), and Caleres (Consumer Discretionary). Shares of Quidel rose during the period after the company received emergency use authorization from the U.S. Food and Drug Administration (FDA) for the company’s rapid-result coronavirus test amid a push to ramp up detection of the deadly virus. The company’s Sofia 2 test can provide results in 15 minutes. Not owning the stock, which is a constituent of the Russell 2000 Growth Index, was a detractor from the Fund’s relative performance over the period due to the stock’s strong performance.

31

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Shares of Steve Madden, a women’s fashion footwear company, fell during the period. During the period, we exited this holding in the Fund after coronavirus negatively impacted non-essential retailers. Caleres, an American footwear company, was a top detractor from relative performance during the period. Shares of Caleres fell as the company reported an earnings miss and lower year-over-year sales for the fourth quarter of 2019. Further, the dramatic slowdown in retail demand throughout the U.S. in response to coronavirus has also weighed on the stock price. During the period, we eliminated this position within the Fund on the same basis as Steve Madden. Top absolute detractors for the period included Steve Madden (Consumer Discretionary), Caleres (Consumer Discretionary), and MGIC Investment (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In the next few months, we believe we will know a lot more about whether we will have a vaccine and treatment options to reduce the hospitalization and mortality rate for coronavirus. While we can see additional flare-ups, our base case assumption is that we can return to a new normal towards the end of 2021.

Beyond the U.S. border, there are still parts of the world where the incidence of cases has not stabilized, and in some areas, it does appear that the peak may still be many weeks or even months away. So, unfortunately, a lot of uncertainty remains. We are spending more time understanding the possible permanent or semi-permanent changes to behavior, both from a consumer and corporate perspective, and what that might mean for some of the Fund’s holdings. However, it seems too early to come to conclusions.

We continue to stay focused on the long term as we will eventually put this health crisis behind us. While we did make some changes to the holdings within the Fund, we continue to be incremental and mindful of the impact of volatility.

At the end of the period, the Fund’s largest overweights were to the Financials, Information Technology and Consumer Discretionary sectors, while the Fund’s largest underweights were to the Utilities, Healthcare, and Real Estate sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.6%
Consumer Discretionary	15.1
Consumer Staples	3.3
Energy
Financials	5.9
Health Care	33.2
Industrials	12.8
Information Technology	21.8
Materials	3.0
Real Estate	2.8

Total	99.5%

Short-Term Investments	1.6
Other Assets & Liabilities	(1.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

32

Hartford Small Cap Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-14.57%	1.87%	6.59%
Class A2	-19.27%	0.73%	5.99%
Class C1	-15.15%	1.11%	5.79%
Class C3	-15.95%	1.11%	5.79%
Class I1	-14.22%	2.20%	6.79%
Class R3[1]	-14.62%	1.66%	6.44%
Class R4[1]	-14.46%	1.94%	6.72%
Class R5[1]	-14.21%	2.26%	7.01%
Class R6[1]	-14.17%	2.33%	7.06%
Class Y1	-14.18%	2.32%	7.05%
Class F1	-14.22%	2.27%	6.82%
Russell 2000 Value Index	-13.92%	3.71%	7.06%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 09/30/2011. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from

03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 06/04/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.37%	1.30%
Class C	2.14%	2.05%
Class I	1.00%	1.00%
Class R3	1.62%	1.50%
Class R4	1.31%	1.20%
Class R5	1.01%	0.90%
Class R6	0.89%	0.80%
Class Y	1.00%	0.85%
Class F	0.89%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

33

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Sean M. Kammann

Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Value Fund returned -14.57%, before sales charges, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned -13.92% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -12.85% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policy benefited U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. The U.S. had approximately 188,000 confirmed cases of the coronavirus at the end of March 2020, surpassing all other countries. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Momentum continued into the third quarter of 2020 with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap, as large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Value Index, respectively.

Four of the eleven sectors in the Russell 2000 Value Index rose during the period, with the Healthcare (+20%), Consumer Staples (+19%), and Consumer Discretionary (+7%) sectors performing best. Conversely, the Energy (-51%), Communication Services (-33%), and Real Estate (-30%) sectors lagged over the period.

Security selection detracted from the Fund’s performance relative to the Russell 2000 Value Index during the period due to weak stock selection in the Industrials, Consumer Discretionary, and Information Technology sectors, which was partially offset by strong stock selection in the Financials, Communication Services, and Utilities sectors. Sector allocation, a result of our bottom-up stock selection process, benefited relative performance. The Fund’s lack of exposure to the Energy sector and an overweight to the Consumer Discretionary sector contributed positively, while the Fund’s underweight to the Healthcare and Materials sectors partially offset these results.

The largest contributors to relative performance over the period were Medifast (Consumer Staples), Sturm Ruger & Co (Consumer Discretionary), and Avid Technology (Information Technology). Shares of Medifast, an American nutrition and weight loss company, rose over the period on strong new client acquisition and coach additions in the second quarter of 2020, which led to an 18% growth rate in revenue year-over-year, coming in significantly higher than consensus estimates. American firearm manufacturing company Sturm Ruger & Co. benefited from rising sales at the beginning of the year, driven by consumer demand, new products, and reduced promotional activity. Outperformance continued in the most recent quarter, with firearm sales climbing 178% year-over-year. Avid Technology is a technology and media company that develops a variety of software and systems. Shares climbed higher on 68% year-over-year growth in subscription revenue for the second quarter of 2020. While product sales and professional services were negatively impacted by the pandemic, high-margin subscriptions have continued to see growth. The company continued to perform well through the end of the period, maintaining momentum in subscription growth.

The largest detractors from relative performance during the period were Great Western (Financials), Knoll (Industrials), and Deluxe (Industrials). Shares of Great Western, a bank holding company based in South Dakota, fell during the period as the company faced challenges from elevated credit costs and outsized provisions in response to a significantly weaker economic outlook resulting from coronavirus. Knoll designs and manufactures branded office furniture products and textiles. The company’s net sales declined more than 25% in the second quarter of 2020 following steep declines in incoming orders during April and May. The third quarter of 2020 saw revenues decline, and gross margin shrink despite multiple rounds of layoffs conducted to reduce costs. After withdrawing guidance in March 2020 given uncertainties around coronavirus, shares of Deluxe, a company offering check printing and related business services, fell considerably. First-quarter profitability was pressured by deteriorating sales and asset impairment charges as the U.S. moved into a lockdown.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As we begin to think longer-term about the implications of the enormous federal budget deficits built during this crisis, we observe that the most consistent way countries have dealt with this throughout history is through higher inflation. We do not expect this to occur imminently, but it seems probable over the medium term. We believe that inflationary

34

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

periods tend to be a favorable backdrop for valuation focused investing. We continue to focus our efforts on seeking to find the most attractive long-term excess return opportunities, while seeking to balance this against the associated risks.

At the end of the period, the Fund was most overweight to the Information Technology, Financials, and Consumer Staples sectors, and most underweight to the Real Estate, Energy, and Utilities sectors relative to the Russell 2000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.7%
Consumer Discretionary	12.8
Consumer Staples	6.4
Financials	34.5
Health Care	5.6
Industrials	17.6
Information Technology	12.5
Materials	3.5
Real Estate	3.0
Utilities	2.2

Total	99.8%

Short-Term Investments	2.7
Other Assets & Liabilities	(2.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

35

The Hartford Small Company Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	33.28%	15.11%	13.16%
Class A2	25.95%	13.81%	12.52%
Class C1	32.18%	14.22%	12.32%
Class C3	31.18%	14.22%	12.32%
Class I1	33.65%	15.41%	13.46%
Class R3[1]	32.97%	14.88%	12.94%
Class R4[1]	33.34%	15.21%	13.28%
Class R5[1]	33.74%	15.56%	13.62%
Class R6[1]	33.85%	15.64%	13.71%
Class Y1	33.71%	15.61%	13.69%
Class F1	33.81%	15.54%	13.52%
Russell 2000 Growth Index	13.37%	10.36%	11.95%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.35%	1.35%
Class C	2.15%	2.15%
Class I	1.05%	1.05%
Class R3	1.63%	1.56%
Class R4	1.33%	1.26%
Class R5	1.03%	0.96%
Class R6	0.92%	0.91%
Class Y	0.98%	0.96%
Class F	0.91%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

36

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Ranjit Ramachandran, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned 33.28%, before sales charges, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 13.37% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 17.69% average return of the Lipper Small-Cap Growth Funds peer group , a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, rose 9.4% over the trailing twelve-month period ending October 31, 2020. Small-, mid- and large-cap growth equities outperformed the broader market during this period. The first quarter of 2020 ended sharply lower as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic drove the market’s rebound in the second quarter of 2020. Momentum carried into the third quarter of 2020 bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for coronavirus vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed mid-cap and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Growth significantly outperformed value in all market cap ranges during the period.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+38%), Information

Technology (+12%), and Consumer Discretionary (+12%) sectors increased the most, while the Energy (-52%), Real Estate (-12%), and Utilities (-10%) sectors lagged the broader index.

During the period, security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index. Strong selection in the Healthcare, Information Technology, and Industrials sectors contributed positively to relative performance, slightly offset by weak selection in the Materials and Financials sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance, primarily driven by the Fund’s underweight allocation to the Industrials sector.

The top contributors to relative performance during the period were Livongo Health (Healthcare), Chegg (Consumer Discretionary), and Boston Beer Co. (Consumer Discretionary). Shares of Livongo Health, a virtual healthcare provider, rose after the company announced second quarter 2020 revenue that was above expectations. Livongo also announced a merger agreement with Teledoc Health which is anticipated to position the firm as one of the leaders in comprehensive virtual care during a time of unprecedented demand and is anticipated to further expand access to underserved populations. Shares of Chegg rose over the period after reporting first-quarter earnings that surpassed expectations. The online textbook rental and learning services company saw subscriptions increase by 35% from last year as institutions moved to online learning in response to coronavirus. Shares of Boston Beer Co., a beverage company with key brands Samuel Adams and Twisted Tea, rose after the company reported strong results driven by the company’s Truly seltzer brand despite increasing competition in the spiked seltzer market. Top absolute contributors for the period included Livongo Health (Healthcare) and Chegg (Consumer Discretionary).

The top detractors from relative performance during the period included Curtiss-Wright (Industrials), Ingevity (Materials), and not holding benchmark constituent Quidel (Healthcare). Shares of Curtiss-Wright, an engineered components manufacturer servicing aerospace, defense, power generation and general industrial end markets, fell during the period as coronavirus created uncertainty for future economic growth. Shares declined on commercial aerospace and defense budget concerns. Shares of Quidel rose during the period on the heels of the U.S. Food and Drug Administration (FDA) Emergency Use Authorization for the company’s rapid-result coronavirus test amid a push to ramp up detection of the virus. The company’s Sofia 2 test can provide results in 15 minutes. Shares of Ingevity, a specialty chemicals manufacturer, traded down after

37

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

management cited coronavirus-related challenges in their automobile and oil and gas end-markets. Top absolute detractors for the period included NexPoint Residential (Real Estate), Performance Foods Group (Consumer Staples), and Marriott Vacations (Consumer Discretionary).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Overall, we continue to have significant uncertainty around the timing of the economic recovery, full deployment of an effective vaccine for coronavirus and policy changes that may occur as a result of the U.S. election. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to generate outperformance relative to the Russell 2000 Growth Index.

In recent months, we have been trimming or eliminating stocks in the Fund that performed strongly. We have been investing in companies that we believe may perform well in a recovering economy as well as investing in companies that we believe may perform well in a more challenged macro environment.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Industrials, and Information Technology sectors, while the Fund’s largest underweights were to the Healthcare, Consumer Staples, and Real Estate sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.1%
Consumer Discretionary	18.6
Consumer Staples	0.9
Financials	9.0
Health Care	26.1
Industrials	16.6
Information Technology	21.9
Materials	0.8
Real Estate	1.3

Total	97.3%

Short-Term Investments	4.8
Other Assets & Liabilities	(2.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

38

Hartford Domestic Equity Funds

Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

39

Hartford Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2020 through October 31, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
The Hartford Capital Appreciation Fund

Class A	$1,000.00	$1,161.90	$5.76	$1,000.00	$1,019.81	$5.38	1.06%
Class C	$1,000.00	$1,157.70	$9.93	$1,000.00	$1,015.94	$9.27	1.83%
Class I	$1,000.00	$1,163.80	$4.24	$1,000.00	$1,021.22	$3.96	0.78%
Class R3	$1,000.00	$1,160.00	$7.71	$1,000.00	$1,018.00	$7.20	1.42%
Class R4	$1,000.00	$1,162.00	$5.92	$1,000.00	$1,019.66	$5.53	1.09%
Class R5	$1,000.00	$1,163.60	$4.35	$1,000.00	$1,021.12	$4.06	0.80%
Class R6	$1,000.00	$1,164.30	$3.86	$1,000.00	$1,021.57	$3.61	0.71%
Class Y	$1,000.00	$1,163.90	$4.13	$1,000.00	$1,021.32	$3.86	0.76%
Class F	$1,000.00	$1,164.10	$3.81	$1,000.00	$1,021.62	$3.56	0.70%

Hartford Core Equity Fund

Class A	$1,000.00	$1,147.00	$3.94	$1,000.00	$1,021.47	$3.71	0.73%
Class C	$1,000.00	$1,142.60	$7.97	$1,000.00	$1,017.70	$7.51	1.48%
Class I	$1,000.00	$1,148.70	$2.54	$1,000.00	$1,022.77	$2.39	0.47%
Class R3	$1,000.00	$1,145.10	$5.72	$1,000.00	$1,019.81	$5.38	1.06%
Class R4	$1,000.00	$1,147.10	$4.05	$1,000.00	$1,021.37	$3.81	0.75%
Class R5	$1,000.00	$1,148.40	$2.59	$1,000.00	$1,022.72	$2.44	0.48%
Class R6	$1,000.00	$1,149.00	$2.05	$1,000.00	$1,023.23	$1.93	0.38%
Class Y	$1,000.00	$1,148.80	$2.48	$1,000.00	$1,022.82	$2.34	0.46%
Class F	$1,000.00	$1,149.30	$2.05	$1,000.00	$1,023.23	$1.93	0.38%

40

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio

The Hartford Dividend and Growth Fund

Class A	$1,000.00	$1,078.70	$5.23	$1,000.00	$1,020.11	$5.08	1.00%
Class C	$1,000.00	$1,074.20	$9.28	$1,000.00	$1,016.19	$9.02	1.78%
Class I	$1,000.00	$1,080.20	$3.82	$1,000.00	$1,021.47	$3.71	0.73%
Class R3	$1,000.00	$1,077.30	$7.05	$1,000.00	$1,018.35	$6.85	1.35%
Class R4	$1,000.00	$1,078.60	$5.49	$1,000.00	$1,019.86	$5.33	1.05%
Class R5	$1,000.00	$1,080.00	$3.92	$1,000.00	$1,021.37	$3.81	0.75%
Class R6	$1,000.00	$1,080.50	$3.40	$1,000.00	$1,021.87	$3.30	0.65%
Class Y	$1,000.00	$1,080.30	$3.61	$1,000.00	$1,021.67	$3.51	0.69%
Class F	$1,000.00	$1,080.70	$3.40	$1,000.00	$1,021.87	$3.30	0.65%

The Hartford Equity Income Fund

Class A	$1,000.00	$1,061.70	$5.23	$1,000.00	$1,020.06	$5.13	1.01%
Class C	$1,000.00	$1,057.80	$9.10	$1,000.00	$1,016.29	$8.92	1.76%
Class I	$1,000.00	$1,063.60	$3.89	$1,000.00	$1,021.37	$3.81	0.75%
Class R3	$1,000.00	$1,060.30	$6.99	$1,000.00	$1,018.35	$6.85	1.35%
Class R4	$1,000.00	$1,061.80	$5.44	$1,000.00	$1,019.86	$5.33	1.05%
Class R5	$1,000.00	$1,063.00	$3.99	$1,000.00	$1,021.27	$3.91	0.77%
Class R6	$1,000.00	$1,063.40	$3.48	$1,000.00	$1,021.77	$3.40	0.67%
Class Y	$1,000.00	$1,063.10	$3.73	$1,000.00	$1,021.52	$3.66	0.72%
Class F	$1,000.00	$1,064.00	$3.42	$1,000.00	$1,021.82	$3.35	0.66%

The Hartford Growth Opportunities Fund

Class A	$1,000.00	$1,364.50	$6.42	$1,000.00	$1,019.71	$5.48	1.08%
Class C	$1,000.00	$1,359.50	$10.91	$1,000.00	$1,015.89	$9.32	1.84%
Class I	$1,000.00	$1,366.70	$4.82	$1,000.00	$1,021.06	$4.12	0.81%
Class R3	$1,000.00	$1,362.30	$8.37	$1,000.00	$1,018.05	$7.15	1.41%
Class R4	$1,000.00	$1,364.40	$6.60	$1,000.00	$1,019.56	$5.63	1.11%
Class R5	$1,000.00	$1,366.40	$5.00	$1,000.00	$1,020.91	$4.27	0.84%
Class R6	$1,000.00	$1,367.20	$4.40	$1,000.00	$1,021.42	$3.76	0.74%
Class Y	$1,000.00	$1,367.00	$4.64	$1,000.00	$1,021.22	$3.96	0.78%
Class F	$1,000.00	$1,367.10	$4.40	$1,000.00	$1,021.42	$3.76	0.74%

The Hartford Healthcare Fund

Class A	$1,000.00	$1,098.80	$6.70	$1,000.00	$1,018.75	$6.44	1.27%
Class C	$1,000.00	$1,094.50	$10.69	$1,000.00	$1,014.93	$10.28	2.03%
Class I	$1,000.00	$1,100.10	$5.23	$1,000.00	$1,020.16	$5.03	0.99%
Class R3	$1,000.00	$1,096.90	$8.43	$1,000.00	$1,017.09	$8.11	1.60%
Class R4	$1,000.00	$1,098.70	$6.81	$1,000.00	$1,018.65	$6.55	1.29%
Class R5	$1,000.00	$1,100.10	$5.33	$1,000.00	$1,020.06	$5.13	1.01%
Class R6	$1,000.00	$1,100.70	$4.81	$1,000.00	$1,020.56	$4.62	0.91%
Class Y	$1,000.00	$1,100.50	$5.02	$1,000.00	$1,020.36	$4.82	0.95%
Class F	$1,000.00	$1,100.80	$4.81	$1,000.00	$1,020.56	$4.62	0.91%

The Hartford MidCap Fund

Class A	$1,000.00	$1,140.40	$5.97	$1,000.00	$1,019.56	$5.63	1.11%
Class C	$1,000.00	$1,135.70	$10.04	$1,000.00	$1,015.74	$9.48	1.87%
Class I	$1,000.00	$1,141.90	$4.68	$1,000.00	$1,020.76	$4.42	0.87%
Class R3	$1,000.00	$1,138.00	$7.95	$1,000.00	$1,017.70	$7.51	1.48%
Class R4	$1,000.00	$1,139.90	$6.19	$1,000.00	$1,019.36	$5.84	1.15%
Class R5	$1,000.00	$1,141.90	$4.52	$1,000.00	$1,020.91	$4.27	0.84%
Class R6	$1,000.00	$1,142.10	$4.09	$1,000.00	$1,021.32	$3.86	0.76%
Class Y	$1,000.00	$1,141.70	$4.25	$1,000.00	$1,021.17	$4.01	0.79%
Class F	$1,000.00	$1,142.00	$4.04	$1,000.00	$1,021.37	$3.81	0.75%

41

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio

The Hartford MidCap Value Fund

Class A	$1,000.00	$1,069.20	$6.66	$1,000.00	$1,018.70	$6.50	1.28%
Class C	$1,000.00	$1,065.00	$10.64	$1,000.00	$1,014.83	$10.38	2.05%
Class I	$1,000.00	$1,071.10	$4.84	$1,000.00	$1,020.46	$4.72	0.93%
Class R3	$1,000.00	$1,066.90	$8.10	$1,000.00	$1,017.29	$7.91	1.56%
Class R4	$1,000.00	$1,068.80	$6.55	$1,000.00	$1,018.80	$6.39	1.26%
Class R5	$1,000.00	$1,070.90	$4.84	$1,000.00	$1,020.46	$4.72	0.93%
Class Y	$1,000.00	$1,071.60	$4.74	$1,000.00	$1,020.56	$4.62	0.91%
Class F	$1,000.00	$1,072.00	$4.37	$1,000.00	$1,020.91	$4.27	0.84%

Hartford Quality Value Fund

Class A	$1,000.00	$1,060.40	$4.66	$1,000.00	$1,020.61	$4.57	0.90%
Class C	$1,000.00	$1,056.20	$8.84	$1,000.00	$1,016.54	$8.67	1.71%
Class I	$1,000.00	$1,062.50	$2.90	$1,000.00	$1,022.32	$2.85	0.56%
Class R3	$1,000.00	$1,059.40	$6.00	$1,000.00	$1,019.31	$5.89	1.16%
Class R4	$1,000.00	$1,060.40	$4.51	$1,000.00	$1,020.76	$4.42	0.87%
Class R5	$1,000.00	$1,062.10	$3.01	$1,000.00	$1,022.22	$2.95	0.58%
Class R6	$1,000.00	$1,063.10	$2.39	$1,000.00	$1,022.82	$2.34	0.46%
Class Y	$1,000.00	$1,062.60	$3.01	$1,000.00	$1,022.22	$2.95	0.58%
Class F	$1,000.00	$1,062.70	$2.39	$1,000.00	$1,022.82	$2.34	0.46%

The Hartford Small Cap Growth Fund

Class A	$1,000.00	$1,221.50	$7.04	$1,000.00	$1,018.80	$6.39	1.26%
Class C	$1,000.00	$1,217.80	$10.59	$1,000.00	$1,015.59	$9.63	1.90%
Class I	$1,000.00	$1,223.90	$4.81	$1,000.00	$1,020.81	$4.37	0.86%
Class R3	$1,000.00	$1,220.30	$8.43	$1,000.00	$1,017.55	$7.66	1.51%
Class R4	$1,000.00	$1,221.90	$6.76	$1,000.00	$1,019.05	$6.14	1.21%
Class R5	$1,000.00	$1,223.80	$5.03	$1,000.00	$1,020.61	$4.57	0.90%
Class R6	$1,000.00	$1,224.60	$4.42	$1,000.00	$1,021.17	$4.01	0.79%
Class Y	$1,000.00	$1,224.30	$4.64	$1,000.00	$1,020.96	$4.22	0.83%
Class F	$1,000.00	$1,224.50	$4.42	$1,000.00	$1,021.17	$4.01	0.79%

Hartford Small Cap Value Fund

Class A	$1,000.00	$1,146.60	$6.96	$1,000.00	$1,018.65	$6.55	1.29%
Class C	$1,000.00	$1,141.00	$10.92	$1,000.00	$1,014.93	$10.28	2.03%
Class I	$1,000.00	$1,147.80	$5.07	$1,000.00	$1,020.41	$4.77	0.94%
Class R3	$1,000.00	$1,144.90	$7.66	$1,000.00	$1,018.00	$7.20	1.42%
Class R4	$1,000.00	$1,146.60	$6.42	$1,000.00	$1,019.15	$6.04	1.19%
Class R5	$1,000.00	$1,148.50	$4.70	$1,000.00	$1,020.76	$4.42	0.87%
Class R6	$1,000.00	$1,148.50	$4.32	$1,000.00	$1,021.12	$4.06	0.80%
Class Y	$1,000.00	$1,148.70	$4.59	$1,000.00	$1,020.86	$4.32	0.85%
Class F	$1,000.00	$1,147.80	$4.32	$1,000.00	$1,021.12	$4.06	0.80%

The Hartford Small Company Fund

Class A	$1,000.00	$1,386.60	$7.86	$1,000.00	$1,018.55	$6.65	1.31%
Class C	$1,000.00	$1,380.30	$12.86	$1,000.00	$1,014.33	$10.89	2.15%
Class I	$1,000.00	$1,388.40	$6.00	$1,000.00	$1,020.11	$5.08	1.00%
Class R3	$1,000.00	$1,385.10	$9.29	$1,000.00	$1,017.34	$7.86	1.55%
Class R4	$1,000.00	$1,386.90	$7.50	$1,000.00	$1,018.85	$6.34	1.25%
Class R5	$1,000.00	$1,388.70	$5.70	$1,000.00	$1,020.36	$4.82	0.95%
Class R6	$1,000.00	$1,389.80	$5.41	$1,000.00	$1,020.61	$4.57	0.90%
Class Y	$1,000.00	$1,388.90	$5.70	$1,000.00	$1,020.36	$4.82	0.95%
Class F	$1,000.00	$1,389.80	$5.41	$1,000.00	$1,020.61	$4.57	0.90%

42

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 97.7%
	Automobiles & Components - 0.2%
185,948	Thor Industries, Inc.	$15,727,482

	Banks - 2.0%
1,965,717	Bank of America Corp.	46,587,493
183,540	M&T Bank Corp.	19,011,073
158,950	PNC Financial Services Group, Inc.	17,783,326
552,763	Western Alliance Bancorp	22,773,836
609,629	Zions Bancorp N.A	19,672,728

		125,828,456

	Capital Goods - 7.0%
156,184	3M Co.	24,983,193
217,731	Caterpillar, Inc.	34,194,654
656,094	Colfax Corp.*	17,839,196
370,214	Emerson Electric Co.	23,986,165
187,506	Fortive Corp.	11,550,370
196,424	General Dynamics Corp.	25,796,364
451,394	HD Supply Holdings, Inc.*	17,992,565
806,800	HF Global, Inc.(1)(2)(3)	12,505,400
1,260,965	Ingersoll Rand, Inc.*	44,058,117
813,015	JELD-WEN Holding, Inc.*	17,097,705
415,293	Johnson Controls International plc	17,529,517
568,274	Kennametal, Inc.	17,616,494
35,588	L3Harris Technologies, Inc.	5,733,583
186,453	Lockheed Martin Corp.	65,282,789
116,002	Middleby Corp.*	11,546,839
174,806	Northrop Grumman Corp.	50,662,275
311,016	Raytheon Technologies Corp.	16,894,389
507,848	SPX FLOW, Inc.*	21,507,363
149,305	Westinghouse Air Brake Technologies Corp.	8,853,786

		445,630,764

	Commercial & Professional Services - 1.5%
396,652	Clean Harbors, Inc.*	21,010,656
413,986	Copart, Inc.*	45,687,495
36,626	CoStar Group, Inc.*	30,165,540

		96,863,691

	Consumer Durables & Apparel - 3.6%
213,900	Carter’s, Inc.	17,422,155
193,562	Lennar Corp. Class A	13,593,859
566,570	NIKE, Inc. Class B	68,033,726
303,944	Peloton Interactive, Inc. Class A*	33,497,668
277,468	Polaris, Inc.	25,210,743
830,540	Steven Madden Ltd.	19,941,265
844,293	Under Armour, Inc. Class A*	11,685,015
1,344,942	Under Armour, Inc. Class C*	16,448,641
368,847	VF Corp.	24,786,518

		230,619,590

	Consumer Services - 5.0%
310,230	Aramark	8,605,780
231,098	Chegg, Inc.*	16,971,837
1,352,892	DraftKings, Inc. Class A*	47,892,377
573,339	Las Vegas Sands Corp.	27,554,672
769,873	McDonald’s Corp.	163,982,949
244,177	Penn National Gaming, Inc.*	13,180,674
437,866	Wyndham Hotels & Resorts, Inc.	20,365,148
208,256	Yum! Brands, Inc.	19,436,533

		317,989,970

	Diversified Financials - 2.2%
931,551	American Express Co.	84,994,713
617,333	Bank of New York Mellon Corp.	21,211,562
251,480	Blackstone Group, Inc. Class A	12,679,622
427,943	Voya Financial, Inc.	20,511,308

		139,397,205

Shares or Principal Amount		Market Value†
Common Stocks - 97.7% - (continued)
	Energy - 0.2%
482,698	Diamondback Energy, Inc.	$12,530,840

	Food & Staples Retailing - 0.7%
904,967	U.S. Foods Holding Corp.*	18,913,811
184,855	Walmart, Inc.	25,648,631

		44,562,442

	Food, Beverage & Tobacco - 7.6%
703,498	Altria Group, Inc.	25,382,208
222,464	Brown-Forman Corp. Class B	15,507,965
1,468,786	Coca-Cola Co.	70,589,855
261,105	Constellation Brands, Inc. Class A	43,142,379
1,790,435	Diageo plc	57,863,002
450,538	General Mills, Inc.	26,635,807
192,269	JM Smucker Co.	21,572,582
245,577	Kellogg Co.	15,444,337
252,689	Lamb Weston Holdings, Inc.	16,033,117
758,045	Mondelez International, Inc. Class A	40,267,350
653,922	Monster Beverage Corp.*	50,070,808
482,637	PepsiCo., Inc.	64,330,686
533,507	Philip Morris International, Inc.	37,889,667

		484,729,763

	Health Care Equipment & Services - 9.5%
79,694	ABIOMED, Inc.*	20,073,325
444,511	Acadia Healthcare Co., Inc.*	15,846,817
90,838	Align Technology, Inc.*	38,704,255
464,082	Baxter International, Inc.	35,998,841
39,335	Becton Dickinson and Co.	9,091,499
262,671	Centene Corp.*	15,523,856
334,148	Cerner Corp.	23,420,433
250,781	Danaher Corp.	57,564,271
71,758	DexCom, Inc.*	22,932,422
330,439	Encompass Health Corp.	20,259,215
264,931	Henry Schein, Inc.*	16,844,313
137,936	Hill-Rom Holdings, Inc.	12,561,831
340,654	Hologic, Inc.*	23,443,808
235,271	Insulet Corp.*	52,288,980
66,362	Intuitive Surgical, Inc.*	44,268,763
648,689	Medtronic plc	65,238,653
66,977	Molina Healthcare, Inc.*	12,489,201
66,176	Teleflex, Inc.	21,059,188
228,032	UnitedHealth Group, Inc.	69,581,684
89,534	Veeva Systems, Inc. Class A*	24,178,657

		601,370,012

	Household & Personal Products - 2.6%
94,437	Clorox Co.	19,572,068
939,929	Colgate-Palmolive Co.	74,150,999
302,655	Kimberly-Clark Corp.	40,129,027
208,631	Procter & Gamble Co.	28,603,310

		162,455,404

	Insurance - 3.6%
1,027,258	Aflac, Inc.	34,875,409
157,135	Assurant, Inc.	19,542,880
456,889	Chubb Ltd.	59,354,450
1,284,271	CNO Financial Group, Inc.	22,795,810
223,490	Globe Life, Inc.	18,122,804
179,106	Hanover Insurance Group, Inc.	17,133,280
230,529	Kemper Corp.	14,214,418
386,239	Marsh & McLennan Cos., Inc.	39,960,287

		225,999,338

	Materials - 3.1%
449,355	Barrick Gold Corp.	12,011,259
228,861	Celanese Corp.	25,978,012
182,197	Ecolab, Inc.	33,449,547

The accompanying notes are an integral part of these financial statements.

43

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 97.7% - (continued)
	Materials - 3.1% - (continued)
451,283	FMC Corp.	$46,364,816
365,403	Linde plc	80,512,897

		198,316,531

	Media & Entertainment - 6.0%
431,870	Activision Blizzard, Inc.	32,705,515
32,393	Alphabet, Inc. Class A*	52,350,651
323,317	Facebook, Inc. Class A*	85,067,936
250,485	Match Group, Inc.*	29,251,638
417,595	Omnicom Group, Inc.	19,710,484
443,531	Pinterest, Inc. Class A*	26,146,152
134,073	Roku, Inc.*	27,136,375
946,486	Snap, Inc. Class A*	37,282,084
91,598	Spotify Technology S.A.*	21,973,444
409,541	Twitter, Inc.*	16,938,616
256,235	Walt Disney Co.	31,068,494

		379,631,389

	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
141,485	Alnylam Pharmaceuticals, Inc.*	17,398,410
256,869	AstraZeneca plc ADR	12,884,549
17,410	Biogen, Inc.*	4,388,539
61,045	Bluebird Bio, Inc.*	3,156,637
527,851	ChemoCentryx, Inc.*	25,336,848
516,739	Elanco Animal Health, Inc.*	16,024,076
319,949	Exact Sciences Corp.*	39,619,285
129,743	Galapagos N.V.*	15,165,291
2,100	Galapagos N.V. ADR*(4)	244,608
236,834	Heron Therapeutics, Inc.*	3,862,763
520,726	Johnson & Johnson	71,396,742
82,374	Kodiak Sciences, Inc.*	7,480,383
23,275	Mettler-Toledo International, Inc.*	23,226,355
1,842,700	Pfizer, Inc.	65,378,996
559,437	PTC Therapeutics, Inc.*	29,197,017
41,235	Reata Pharmaceuticals, Inc. Class A*	4,812,537
31,921	Regeneron Pharmaceuticals, Inc.*	17,350,979
93,799	Seagen, Inc.*	15,645,673
69,313	Thermo Fisher Scientific, Inc.	32,793,367
115,232	Vertex Pharmaceuticals, Inc.*	24,009,739

		429,372,794

	Real Estate - 3.6%
139,172	Alexandria Real Estate Equities, Inc. REIT	21,087,341
75,326	American Tower Corp. REIT	17,298,616
426,581	Americold Realty Trust REIT	15,455,030
127,761	Crown Castle International Corp. REIT	19,956,268
27,488	Equinix, Inc. REIT	20,100,325
682,822	Gaming and Leisure Properties, Inc. REIT	24,820,580
456,843	Highwoods Properties, Inc. REIT	13,600,216
166,033	Life Storage, Inc. REIT	18,952,667
127,984	Public Storage REIT	29,317,295
828,139	STORE Capital Corp. REIT	21,283,172
1,274,634	VICI Properties, Inc. REIT	29,252,850
8,145	We Co. Class A(1)(2)(3)	41,377

		231,165,737

	Retailing - 8.9%
95,472	Alibaba Group Holding Ltd. ADR*	29,089,364
59,856	Amazon.com, Inc.*	181,731,794
19,384	AutoZone, Inc.*	21,884,148
32,126	Booking Holdings, Inc.*	52,124,435
410,633	Chewy, Inc. Class A*(4)	25,294,993
133,306	Dollar General Corp.	27,822,295
10,615	JAND, Inc. Class A*(1)(2)(3)	234,804
411,696	Lowe’s Cos., Inc.	65,089,138
2,919,644	TJX Cos., Inc.	148,317,915

Shares or Principal Amount		Market Value†
Common Stocks - 97.7% - (continued)
	Retailing - 8.9% - (continued)
316,327	Tory Burch LLC*(1)(2)(3)	$13,051,639

		564,640,525

	Semiconductors & Semiconductor Equipment - 4.1%
532,372	Advanced Micro Devices, Inc.*	40,082,288
214,828	First Solar, Inc.*	18,699,703
901,947	Marvell Technology Group Ltd.	33,832,032
611,779	Micron Technology, Inc.*	30,796,955
190,623	MKS Instruments, Inc.	20,661,627
148,550	NVIDIA Corp.	74,477,028
289,355	Texas Instruments, Inc.	41,837,839

		260,387,472

	Software & Services - 10.6%
163,722	Accenture plc Class A	35,512,939
254,738	Amdocs Ltd.	14,362,128
86,071	Citrix Systems, Inc.	9,749,262
39,741	Fair Isaac Corp.*	15,556,615
180,360	FleetCor Technologies, Inc.*	39,843,328
753,395	Genpact Ltd.	25,894,186
202,256	Global Payments, Inc.	31,903,861
562,006	GoDaddy, Inc. Class A*	39,756,305
179,549	Guidewire Software, Inc.*	17,256,454
363,524	International Business Machines Corp.	40,591,090
218,217	Leidos Holdings, Inc.	18,112,011
244,945	Microsoft Corp.	49,594,014
2,016,017	Multiplan Corp.*(4)	14,716,924
826,571	Oracle Corp.	46,378,899
61,641	Paycom Software, Inc.*	22,442,872
70,115	RingCentral, Inc. Class A*	18,113,509
197,224	Splunk, Inc.*	39,058,241
289,147	Square, Inc. Class A*	44,783,087
144,981	Visa, Inc. Class A	26,344,498
178,113	WEX, Inc.*	22,540,200
469,325	Workday, Inc. Class A*	98,614,569

		671,124,992

	Technology Hardware & Equipment - 4.1%
1,260,615	Apple, Inc.	137,230,549
207,503	CDW Corp.	25,439,868
1,209,882	Cisco Systems, Inc.	43,434,764
1,943,744	Flex Ltd.*	27,503,978
289,628	Lumentum Holdings, Inc.*	23,949,339
75,002	Vontier Corp.*	2,155,557

		259,714,055

	Telecommunication Services - 0.8%
451,140	T-Mobile U.S., Inc.*	49,431,410

	Transportation - 3.7%
337,312	Canadian National Railway Co.	33,508,401
195,251	FedEx Corp.	50,661,777
206,352	J.B. Hunt Transport Services, Inc.	25,121,293
63,277	Southwest Airlines Co.	2,501,340
1,094,942	Uber Technologies, Inc.*	36,582,012
254,583	Union Pacific Corp.	45,109,562
254,585	United Parcel Service, Inc. Class B	39,997,849

		233,482,234

	Utilities - 0.4%
211,718	Sempra Energy	26,540,968

	Total Common Stocks (cost $5,189,569,720)	$6,207,513,064

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
Convertible Preferred Stocks - 0.7%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$540,836

	Consumer Services - 0.0%
20,148	Airbnb, Inc. Series E*(1)(2)(3)	840,675

	Diversified Financials - 0.1%
348,919	Social Finance, Inc. Series F*(1)(2)(3)	5,432,669

	Real Estate - 0.2%
674,436	We Co. Series D1*(1)(2)(3)	5,280,834
599,094	We Co. Series D2*(1)(2)(3)	4,690,906

		9,971,740

	Retailing - 0.2%
269,407	Coupang LLC *(1)(2)(3)	2,311,512
28,025	Honest Co., Inc. Series C*(1)(2)(3)	988,161
278,194	Honest Co., Inc. Series D *(1)(2)(3)	11,461,593
23,702	JAND, Inc. Series D*(1)(2)(3)	531,399

		15,292,665

	Software & Services - 0.2%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)(3)	1,314,563
77,707	Lookout, Inc. Series F*(1)(2)(3)	674,497
47,064	Sharecare, Inc. Series B2*(1)(2)(3)	10,858,135

		12,847,195

	Total Convertible Preferred Stocks (cost $56,463,187)	$44,925,780

Escrows - 0.0%(5)
	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	$13,333

	Software & Services - 0.0%
58,205	Veracode, Inc.*(1)(2)(3)	39,056

	Total Escrows (cost $—)	$52,389

	Total Long-Term Investments (cost $5,246,032,907)	$6,252,491,233

Short-Term Investments - 1.4%
	Repurchase Agreements - 1.2%
77,872,403	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $77,872,792; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $79,429,944	$77,872,403

	Securities Lending Collateral - 0.2%
13,291,701	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(6)	13,291,701
13,415	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)	13,415

		13,305,116

	Total Short-Term Investments (cost $91,177,519)	$91,177,519

Total Investments (cost $5,337,210,426)	99.8%	$6,343,668,752
Other Assets and Liabilities	0.2%	13,288,365

Total Net Assets	100.0%	$6,356,957,117

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $70,811,389, which represented 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $70,811,389 or 1.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	20,148	$937,833	$840,675
11/2014	Coupang LLC Convertible Preferred	269,407	838,697	2,311,512
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	895,999	1,314,563
06/2015	HF Global, Inc.	806,800	10,846,942	12,505,400
08/2014	Honest Co., Inc. Series C Convertible Preferred	28,025	758,281	988,161
08/2015	Honest Co., Inc. Series D Convertible Preferred	278,194	12,728,766	11,461,593
04/2015	JAND, Inc. Class A	10,615	121,916	234,804
04/2015	JAND, Inc. Series D Convertible Preferred	23,702	272,225	531,399
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	674,497
01/2014	One Kings Lane, Inc.	83,332	—	13,333
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	33,739	673,447	540,836
03/2015	Sharecare, Inc. Series B2 Convertible Preferred	47,064	11,759,882	10,858,135
09/2015	Social Finance, Inc. Series F Convertible Preferred	348,919	5,504,651	5,432,669
11/2013	Tory Burch LLC	316,327	24,792,580	13,051,639
04/2017	Veracode, Inc.	58,205	—	39,056
12/2014	We Co. Class A	8,145	135,624	41,377

The accompanying notes are an integral part of these financial statements.

45

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
12/2014	We Co. Series D1 Convertible Preferred	674,436	$11,230,142	$5,280,834
12/2014	We Co. Series D2 Convertible Preferred	599,094	9,975,610	$4,690,906

			$92,360,250	$70,811,389

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	390	12/18/2020	$63,661,650	$(2,106,396)

Total futures contracts				$(2,106,396)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$15,727,482	$15,727,482	$—	$—
Banks	125,828,456	125,828,456	—	—
Capital Goods	445,630,764	433,125,364	—	12,505,400
Commercial & Professional Services	96,863,691	96,863,691	—	—
Consumer Durables & Apparel	230,619,590	230,619,590	—	—
Consumer Services	317,989,970	317,989,970	—	—
Diversified Financials	139,397,205	139,397,205	—	—
Energy	12,530,840	12,530,840	—	—
Food & Staples Retailing	44,562,442	44,562,442	—	—
Food, Beverage & Tobacco	484,729,763	426,866,761	57,863,002	—
Health Care Equipment & Services	601,370,012	601,370,012	—	—
Household & Personal Products	162,455,404	162,455,404	—	—
Insurance	225,999,338	225,999,338	—	—
Materials	198,316,531	198,316,531	—	—
Media & Entertainment	379,631,389	379,631,389	—	—
Pharmaceuticals, Biotechnology & Life Sciences	429,372,794	414,207,503	15,165,291	—
Real Estate	231,165,737	231,124,360	—	41,377
Retailing	564,640,525	551,354,082	—	13,286,443
Semiconductors & Semiconductor Equipment	260,387,472	260,387,472	—	—
Software & Services	671,124,992	671,124,992	—	—
Technology Hardware & Equipment	259,714,055	259,714,055	—	—
Telecommunication Services	49,431,410	49,431,410	—	—
Transportation	233,482,234	233,482,234	—	—
Utilities	26,540,968	26,540,968	—	—
Convertible Preferred Stocks	44,925,780	—	—	44,925,780
Escrows	52,389	—	—	52,389
Short-Term Investments	91,177,519	13,305,116	77,872,403	—

Total	$6,343,668,752	$6,121,956,667	$150,900,696	$70,811,389

Liabilities
Futures Contracts(2)	$(2,106,396)	$(2,106,396)	$—	$—

Total	$(2,106,396)	$(2,106,396)	$—	$—

(1)

For the year ended October 31, 2020, investments valued at $17,924,974 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

46

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2020

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2020:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$66,160,890	$53,985,898	$56,188	$120,202,976
Sales	(16,418,315)	(1,805,662)	(18,051)	(18,242,028)
Total realized gain/(loss)	(35,113)	143,885	18,051	126,823
Net change in unrealized appreciation/(depreciation)	(5,949,268)	(7,398,341)	(3,799)	(13,351,408)
Transfers out of Level 3	(17,924,974)	—	—	(17,924,974)

Ending balance	$25,833,220	$44,925,780	$52,389	$70,811,389

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2020 was $(13,240,836).

The accompanying notes are an integral part of these financial statements.

47

Hartford Core Equity Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 97.0%
	Banks - 4.9%
6,116,367	Bank of America Corp.	$144,957,898
1,764,993	JP Morgan Chase & Co.	173,039,913
903,569	PNC Financial Services Group, Inc.	101,091,300

		419,089,111

	Capital Goods - 5.4%
951,722	AMETEK, Inc.	93,459,100
1,360,549	Fortune Brands Home & Security, Inc.	110,027,598
421,353	IDEX Corp.	71,794,338
594,759	Illinois Tool Works, Inc.	116,501,393
1,355,794	Raytheon Technologies Corp.	73,646,730

		465,429,159

	Commercial & Professional Services - 1.8%
480,348	Equifax, Inc.	65,615,537
1,009,666	Republic Services, Inc.	89,022,251

		154,637,788

	Consumer Durables & Apparel - 2.4%
897,307	NIKE, Inc. Class B	107,748,625
1,506,992	VF Corp.	101,269,862

		209,018,487

	Consumer Services - 1.6%
638,422	McDonald’s Corp.	135,983,886

	Diversified Financials - 3.2%
893,815	American Express Co.	81,551,680
151,518	BlackRock, Inc.	90,791,101
2,174,873	Morgan Stanley	104,720,135

		277,062,916

	Energy - 0.7%
1,736,617	EOG Resources, Inc.	59,461,766

	Food & Staples Retailing - 3.0%
305,474	Costco Wholesale Corp.	109,243,612
1,043,778	Walmart, Inc.	144,824,197

		254,067,809

	Food, Beverage & Tobacco - 2.9%
694,296	Constellation Brands, Inc. Class A	114,718,528
679,884	Kellogg Co.	42,757,905
1,191,831	Monster Beverage Corp.*	91,258,500

		248,734,933

	Health Care Equipment & Services - 8.9%
771,933	Abbott Laboratories	81,137,878
1,351,514	Baxter International, Inc.	104,836,941
376,211	Becton Dickinson and Co.	86,953,648
558,498	Danaher Corp.	128,197,631
1,586,112	Hologic, Inc.*	109,156,228
371,067	Laboratory Corp. of America Holdings*	74,128,054
585,212	UnitedHealth Group, Inc.	178,571,590

		762,981,970

	Household & Personal Products - 3.9%
1,475,430	Colgate-Palmolive Co.	116,396,673
1,593,319	Procter & Gamble Co.	218,444,035

		334,840,708

	Insurance - 1.5%
1,718,858	Athene Holding Ltd. Class A*	55,140,965
596,075	Chubb Ltd.	77,436,103

		132,577,068

	Materials - 2.0%
745,156	PPG Industries, Inc.	96,661,636
494,671	Vulcan Materials Co.	71,648,148

		168,309,784

Shares or Principal Amount		Market Value†
Common Stocks - 97.0% - (continued)
	Media & Entertainment - 8.8%
235,809	Alphabet, Inc. Class A*	$381,093,283
882,057	Facebook, Inc. Class A*	232,078,017
1,213,867	Walt Disney Co.	147,181,374

		760,352,674

	Pharmaceuticals, Biotechnology & Life Sciences - 5.4%
1,068,092	Eli Lilly & Co.	139,343,282
1,390,283	Merck & Co., Inc.	104,563,184
96,921	Regeneron Pharmaceuticals, Inc.*	52,682,379
353,357	Thermo Fisher Scientific, Inc.	167,180,264

		463,769,109

	Real Estate - 1.8%
431,634	American Tower Corp. REIT	99,124,748
719,512	Boston Properties, Inc. REIT	52,099,864

		151,224,612

	Retailing - 6.1%
130,900	Amazon.com, Inc.*	397,432,035
2,468,866	TJX Cos., Inc.	125,418,393

		522,850,428

	Semiconductors & Semiconductor Equipment - 5.4%
858,551	Advanced Micro Devices, Inc.*	64,640,305
284,871	KLA Corp.	56,170,864
1,010,388	Micron Technology, Inc.*	50,862,932
747,865	QUALCOMM, Inc.	92,256,626
750,327	Teradyne, Inc.	65,916,227
943,735	Texas Instruments, Inc.	136,454,644

		466,301,598

	Software & Services - 12.7%
725,613	Fidelity National Information Services, Inc.	90,404,124
538,069	Global Payments, Inc.	84,875,004
898,230	GoDaddy, Inc. Class A*	63,540,790
1,063,337	Leidos Holdings, Inc.	88,256,971
486,210	Mastercard, Inc. Class A	140,339,655
1,660,443	Microsoft Corp.	336,189,894
666,466	salesforce.com, Inc.*	154,800,058
914,379	SS&C Technologies Holdings, Inc.	54,149,524
373,465	Workday, Inc. Class A*	78,472,466

		1,091,028,486

	Technology Hardware & Equipment - 8.3%
4,060,120	Apple, Inc.	441,984,663
540,209	CDW Corp.	66,229,623
3,225,178	Corning, Inc.	103,108,941
668,184	Motorola Solutions, Inc.	105,613,163

		716,936,390

	Telecommunication Services - 1.5%
2,227,704	Verizon Communications, Inc.	126,956,851

	Transportation - 1.6%
526,915	FedEx Corp.	136,718,635

	Utilities - 3.2%
1,435,921	American Electric Power Co., Inc.	129,132,375
1,990,432	NextEra Energy, Inc.	145,719,527

		274,851,902

	Total Common Stocks (cost $6,382,611,636)	$8,333,186,070

The accompanying notes are an integral part of these financial statements.

48

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
Short-Term Investments - 1.8%
	Repurchase Agreements - 1.8%
153,723,081	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $153,723,850; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $156,797,580	$153,723,081

	Total Short-Term Investments (cost $153,723,081)	$153,723,081

Total Investments (cost $6,536,334,717)	98.8%	$8,486,909,151
Other Assets and Liabilities	1.2%	105,843,280

Total Net Assets	100.0%	$8,592,752,431

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	810	12/18/2020	$132,220,350	$(2,034,977)

Total futures contracts				$(2,034,977)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$419,089,111	$419,089,111	$—	$—
Capital Goods	465,429,159	465,429,159	—	—
Commercial & Professional Services	154,637,788	154,637,788	—	—
Consumer Durables & Apparel	209,018,487	209,018,487	—	—
Consumer Services	135,983,886	135,983,886	—	—
Diversified Financials	277,062,916	277,062,916	—	—
Energy	59,461,766	59,461,766	—	—
Food & Staples Retailing	254,067,809	254,067,809	—	—
Food, Beverage & Tobacco	248,734,933	248,734,933	—	—
Health Care Equipment & Services	762,981,970	762,981,970	—	—
Household & Personal Products	334,840,708	334,840,708	—	—
Insurance	132,577,068	132,577,068	—	—
Materials	168,309,784	168,309,784	—	—
Media & Entertainment	760,352,674	760,352,674	—	—
Pharmaceuticals, Biotechnology & Life Sciences	463,769,109	463,769,109	—	—
Real Estate	151,224,612	151,224,612	—	—
Retailing	522,850,428	522,850,428	—	—
Semiconductors & Semiconductor Equipment	466,301,598	466,301,598	—	—
Software & Services	1,091,028,486	1,091,028,486	—	—
Technology Hardware & Equipment	716,936,390	716,936,390	—	—
Telecommunication Services	126,956,851	126,956,851	—	—
Transportation	136,718,635	136,718,635	—	—
Utilities	274,851,902	274,851,902	—	—
Short-Term Investments	153,723,081	—	153,723,081	—

Total	$8,486,909,151	$8,333,186,070	$153,723,081	$—

The accompanying notes are an integral part of these financial statements.

49

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Description	Total	Level 1	Level 2	Level 3(1)
Liabilities
Futures Contracts(2)	$(2,034,977)	$(2,034,977)	$—	$—

Total	$(2,034,977)	$(2,034,977)	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

50

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 96.9%
	Banks - 8.7%
11,752,805	Bank of America Corp.	$278,541,478
1,186,995	Bank of Nova Scotia	49,331,512
595,137	Citigroup, Inc.	24,650,575
3,204,040	JP Morgan Chase & Co.	314,124,082
1,199,199	PNC Financial Services Group, Inc.	134,166,384

		800,814,031

	Capital Goods - 8.3%
590,635	Deere & Co.	133,430,353
660,476	Eaton Corp. plc	68,550,804
534,847	General Dynamics Corp.	70,241,456
2,148,991	Ingersoll Rand, Inc.*	75,085,745
3,800,438	Johnson Controls International plc	160,416,488
250,697	Lockheed Martin Corp.	87,776,541
902,067	Otis Worldwide Corp.	55,278,666
2,085,633	Raytheon Technologies Corp.	113,291,585

		764,071,638

	Consumer Services - 2.1%
1,045,090	Hilton Worldwide Holdings, Inc.	91,769,353
473,545	McDonald’s Corp.	100,865,085

		192,634,438

	Diversified Financials - 4.5%
1,449,725	American Express Co.	132,272,909
207,109	BlackRock, Inc.	124,101,784
1,915,594	Charles Schwab Corp.	78,750,069
1,014,580	Northern Trust Corp.	79,411,177

		414,535,939

	Energy - 3.7%
1,827,063	Chevron Corp.	126,980,879
2,874,349	ConocoPhillips	82,263,868
1,033,932	Hess Corp.	38,482,949
1,766,120	Marathon Petroleum Corp.	52,100,540
1,424,746	Total SE ADR	43,212,546

		343,040,782

	Food & Staples Retailing - 2.7%
1,675,196	Sysco Corp.	92,655,091
1,089,445	Walmart, Inc.	151,160,493

		243,815,584

	Food, Beverage & Tobacco - 3.3%
3,008,645	Coca-Cola Co.	144,595,479
1,254,631	Kellogg Co.	78,903,743
580,140	PepsiCo., Inc.	77,326,861

		300,826,083

	Health Care Equipment & Services - 7.6%
373,662	Abbott Laboratories	39,275,613
166,007	Anthem, Inc.	45,286,710
438,196	Becton Dickinson and Co.	101,280,241
997,824	CVS Health Corp.	55,967,948
873,581	HCA Healthcare, Inc.	108,271,629
1,334,865	Medtronic plc	134,247,373
688,399	UnitedHealth Group, Inc.	210,058,071

		694,387,585

	Insurance - 4.0%
2,529,190	American International Group, Inc.	79,644,193
673,923	Chubb Ltd.	87,549,337
1,998,288	Principal Financial Group, Inc.	78,372,856
1,851,508	Prudential Financial, Inc.	118,533,542

		364,099,928

Shares or Principal Amount		Market Value†
Common Stocks - 96.9% - (continued)
	Materials - 4.0%
1,563,417	Celanese Corp.	$177,463,464
775,700	FMC Corp.	79,695,418
874,575	PPG Industries, Inc.	113,449,869

		370,608,751

	Media & Entertainment - 5.8%
195,273	Alphabet, Inc. Class A*	315,582,648
5,182,990	Comcast Corp. Class A	218,929,498

		534,512,146

	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
851,127	Agilent Technologies, Inc.	86,891,555
2,455,131	AstraZeneca plc ADR	123,149,371
1,003,693	Bristol-Myers Squibb Co.	58,665,856
1,685,858	Merck & Co., Inc.	126,793,380
1,209,020	Novartis AG ADR	94,400,282
6,687,469	Pfizer, Inc.	237,271,400

		727,171,844

	Real Estate - 2.5%
365,955	American Tower Corp. REIT	84,041,566
4,982,189	Host Hotels & Resorts, Inc. REIT	52,213,341
396,265	Public Storage REIT	90,772,423

		227,027,330

	Retailing - 4.6%
524,188	Home Depot, Inc.	139,806,182
1,086,801	Lowe’s Cos., Inc.	171,823,238
2,265,704	TJX Cos., Inc.	115,097,763

		426,727,183

	Semiconductors & Semiconductor Equipment - 5.0%
483,680	Broadcom, Inc.	169,109,039
1,686,975	Intel Corp.	74,699,253
185,617	KLA Corp.	36,599,960
1,463,253	Micron Technology, Inc.*	73,660,156
728,775	Texas Instruments, Inc.	105,373,577

		459,441,985

	Software & Services - 6.4%
423,539	Accenture plc Class A	91,869,844
347,325	International Business Machines Corp.	38,782,310
2,268,435	Microsoft Corp.	459,290,034

		589,942,188

	Technology Hardware & Equipment - 7.3%
2,406,432	Apple, Inc.	261,964,187
3,787,520	Cisco Systems, Inc.	135,971,968
3,671,579	Corning, Inc.	117,380,381
5,411,109	HP, Inc.	97,183,518
338,176	Motorola Solutions, Inc.	53,452,098

		665,952,152

	Telecommunication Services - 3.4%
5,478,598	Verizon Communications, Inc.	312,225,300

	Transportation - 1.1%
570,427	Union Pacific Corp.	101,073,960

	Utilities - 4.0%
1,709,798	Dominion Energy, Inc.	137,365,171
2,700,956	Exelon Corp.	107,741,135
982,980	Sempra Energy	123,226,373

		368,332,679

	Total Common Stocks (cost $6,787,600,925)	$8,901,241,526

The accompanying notes are an integral part of these financial statements.

51

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Short-Term Investments - 1.9%
	Repurchase Agreements - 1.9%
180,291,484	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $180,292,385; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $183,897,340		$180,291,484

	Total Short-Term Investments (cost $180,291,484)		$180,291,484

	Total Investments (cost $6,967,892,409)	98.8%	$9,081,533,010
	Other Assets and Liabilities	1.2%	107,357,246

	Total Net Assets	100.0%	$9,188,890,256

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$800,814,031	$800,814,031	$—	$—
Capital Goods	764,071,638	764,071,638	—	—
Consumer Services	192,634,438	192,634,438	—	—
Diversified Financials	414,535,939	414,535,939	—	—
Energy	343,040,782	343,040,782	—	—
Food & Staples Retailing	243,815,584	243,815,584	—	—
Food, Beverage & Tobacco	300,826,083	300,826,083	—	—
Health Care Equipment & Services	694,387,585	694,387,585	—	—
Insurance	364,099,928	364,099,928	—	—
Materials	370,608,751	370,608,751	—	—
Media & Entertainment	534,512,146	534,512,146	—	—
Pharmaceuticals, Biotechnology & Life Sciences	727,171,844	727,171,844	—	—
Real Estate	227,027,330	227,027,330	—	—
Retailing	426,727,183	426,727,183	—	—
Semiconductors & Semiconductor Equipment	459,441,985	459,441,985	—	—
Software & Services	589,942,188	589,942,188	—	—
Technology Hardware & Equipment	665,952,152	665,952,152	—	—
Telecommunication Services	312,225,300	312,225,300	—	—
Transportation	101,073,960	101,073,960	—	—
Utilities	368,332,679	368,332,679	—	—
Short-Term Investments	180,291,484	—	180,291,484	—

Total	$9,081,533,010	$8,901,241,526	$180,291,484	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 98.4%
	Banks - 7.4%
4,459,222	Bank of America Corp.	$105,683,561
838,969	JP Morgan Chase & Co.	82,252,521
342,202	PNC Financial Services Group, Inc.	38,285,560
1,129,431	Truist Financial Corp.	47,571,634

		273,793,276

	Capital Goods - 13.1%
341,505	Caterpillar, Inc.	53,633,360
373,777	Deere & Co.	84,439,962
760,652	Eaton Corp. plc	78,948,071
353,250	General Dynamics Corp.	46,392,323
366,196	Honeywell International, Inc.	60,404,030
165,491	Lockheed Martin Corp.	57,943,364
917,545	Raytheon Technologies Corp.	49,841,044
380,744	Trane Technologies plc	50,543,766

		482,145,920

	Consumer Durables & Apparel - 1.1%
603,748	VF Corp.	40,571,866

	Consumer Services - 1.2%
216,343	McDonald’s Corp.	46,081,059

	Diversified Financials - 4.4%
126,934	BlackRock, Inc.	76,060,122
738,199	Blackstone Group, Inc. Class A	37,219,994
993,000	Morgan Stanley	47,812,950

		161,093,066

	Energy - 3.3%
728,361	ConocoPhillips	20,845,692
967,131	Kinder Morgan, Inc.	11,508,859
634,066	Phillips 66	29,585,520
213,272	Pioneer Natural Resources Co.	16,967,920
1,047,727	TC Energy Corp.	41,239,063

		120,147,054

	Food, Beverage & Tobacco - 8.3%
1,235,343	Archer-Daniels-Midland Co.	57,122,260
578,702	Coca-Cola Co.	27,812,418
617,000	Kellogg Co.	38,803,130
1,285,896	Mondelez International, Inc. Class A	68,306,796
301,535	PepsiCo., Inc.	40,191,600
1,027,862	Philip Morris International, Inc.	72,998,759

		305,234,963

	Health Care Equipment & Services - 5.8%
1,008,433	Medtronic plc	101,418,107
369,798	UnitedHealth Group, Inc.	112,840,161

		214,258,268

	Household & Personal Products - 2.4%
352,518	Procter & Gamble Co.	48,330,218
697,368	Unilever N.V.	39,443,134

		87,773,352

	Insurance - 6.4%
556,853	Chubb Ltd.	72,340,773
1,746,885	MetLife, Inc.	66,119,597
866,293	Progressive Corp.	79,612,327
165,591	Travelers Cos., Inc.	19,988,490
		238,061,187

	Materials - 2.8%

463,054	Celanese Corp.	52,561,260
403,638	PPG Industries, Inc.	52,359,921

		104,921,181

	Media & Entertainment - 3.0%
2,664,661	Comcast Corp. Class A	112,555,281

Shares or Principal Amount			Market Value†
Common Stocks - 98.4% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
848,778	AstraZeneca plc ADR		$42,574,704
247,319	Eli Lilly & Co.		32,265,237
857,792	Johnson & Johnson		117,611,861
422,175	Merck & Co., Inc.		31,751,782
519,062	Novartis AG		40,446,650
2,973,945	Pfizer, Inc.		105,515,568
131,990	Roche Holding AG		42,412,524

			412,578,326

	Real Estate - 2.7%
640,023	Crown Castle International Corp. REIT		99,971,593

	Retailing - 2.7%
189,401	Home Depot, Inc.		50,515,141
301,219	Lowe’s Cos., Inc.		47,622,724

			98,137,865

	Semiconductors & Semiconductor Equipment - 3.4%
387,990	Analog Devices, Inc.		45,988,455
981,569	Intel Corp.		43,463,875
186,663	KLA Corp.		36,806,210

			126,258,540

	Software & Services - 1.2%
289,987	Automatic Data Processing, Inc.		45,806,346

	Technology Hardware & Equipment - 6.1%
2,509,470	Cisco Systems, Inc.		90,089,973
2,123,830	Corning, Inc.		67,898,845
676,741	TE Connectivity Ltd.		65,562,668

			223,551,486

	Telecommunication Services - 2.4%
1,551,010	Verizon Communications, Inc.		88,392,060

	Transportation - 1.9%
405,064	Union Pacific Corp.		71,773,290

	Utilities - 7.6%
511,895	American Electric Power Co., Inc.		46,034,717
765,300	Dominion Energy, Inc.		61,484,202
419,431	Duke Energy Corp.		38,633,789
175,514	Eversource Energy		15,317,107
1,251,621	Exelon Corp.		49,927,162
108,799	FirstEnergy Corp.		3,233,506
398,646	Sempra Energy		49,974,263
490,529	UGI Corp.		15,863,708

			280,468,454

	Total Common Stocks (cost $3,039,966,216)		$3,633,574,433

Short-Term Investments - 0.7%
	Repurchase Agreements - 0.7%
24,913,579	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $24,913,704; collateralized by U.S. Treasury Note at 0.125%, maturing 07/15/2030, with a market value of $25,411,892.		$24,913,579

	Total Short-Term Investments (cost $24,913,579)		$24,913,579

	Total Investments (cost $3,064,879,795)	99.1%	$3,658,488,012
	Other Assets and Liabilities	0.9%	33,557,175

	Total Net Assets	100.0%	$3,692,045,187

The accompanying notes are an integral part of these financial statements.

53

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$273,793,276	$273,793,276	$—	$—
Capital Goods	482,145,920	482,145,920	—	—
Consumer Durables & Apparel	40,571,866	40,571,866	—	—
Consumer Services	46,081,059	46,081,059	—	—
Diversified Financials	161,093,066	161,093,066	—	—
Energy	120,147,054	120,147,054	—	—
Food, Beverage & Tobacco	305,234,963	305,234,963	—	—
Health Care Equipment & Services	214,258,268	214,258,268	—	—
Household & Personal Products	87,773,352	87,773,352	—	—
Insurance	238,061,187	238,061,187	—	—
Materials	104,921,181	104,921,181	—	—
Media & Entertainment	112,555,281	112,555,281	—	—
Pharmaceuticals, Biotechnology & Life Sciences	412,578,326	329,719,152	82,859,174	—
Real Estate	99,971,593	99,971,593	—	—
Retailing	98,137,865	98,137,865	—	—
Semiconductors & Semiconductor Equipment	126,258,540	126,258,540	—	—
Software & Services	45,806,346	45,806,346	—	—
Technology Hardware & Equipment	223,551,486	223,551,486	—	—
Telecommunication Services	88,392,060	88,392,060	—	—
Transportation	71,773,290	71,773,290	—	—
Utilities	280,468,454	280,468,454	—	—
Short-Term Investments	24,913,579	—	24,913,579	—

Total	$3,658,488,012	$3,550,715,259	$107,772,753	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

54

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 95.5%
	Automobiles & Components - 1.0%
732,036	Thor Industries, Inc.	$61,915,605

	Capital Goods - 0.7%
732,267	Fortive Corp.	45,107,647

	Commercial & Professional Services - 3.0%
603,830	Copart, Inc.*	66,638,679
150,524	CoStar Group, Inc.*	123,973,072

		190,611,751

	Consumer Durables & Apparel - 2.9%
1,242,438	Peloton Interactive, Inc. Class A*	136,929,092
566,561	Polaris, Inc.	51,477,733

		188,406,825

	Consumer Services - 6.5%
836,098	Chegg, Inc.*	61,403,037
3,091,182	DraftKings, Inc. Class A*(1)	109,427,843
894,529	McDonald’s Corp.	190,534,677
974,526	Penn National Gaming, Inc.*	52,604,913

		413,970,470

	Diversified Financials - 0.8%
1,001,559	Blackstone Group, Inc. Class A	50,498,605

	Food, Beverage & Tobacco - 2.9%
596,241	Constellation Brands, Inc. Class A	98,516,900
1,116,796	Monster Beverage Corp.*	85,513,070

		184,029,970

	Health Care Equipment & Services - 9.4%
272,887	ABIOMED, Inc.*	68,734,778
346,853	Align Technology, Inc.*	147,787,126
470,909	Danaher Corp.	108,092,452
278,498	DexCom, Inc.*	89,002,391
463,746	Insulet Corp.*	103,067,548
126,769	Intuitive Surgical, Inc.*	84,565,065

		601,249,360

	Media & Entertainment - 8.4%
568,305	Facebook, Inc. Class A*	149,526,729
903,843	Match Group, Inc.*	105,550,785
3,536,424	Snap, Inc. Class A*	139,299,741
336,883	Spotify Technology S.A.*	80,814,863
1,483,989	Twitter, Inc.*	61,377,785

		536,569,903

	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
209,083	Ascendis Pharma A/S ADR*	34,153,708
1,024,331	AstraZeneca plc ADR	51,380,443
105,562	Biogen, Inc.*	26,609,013
2,093,739	Elanco Animal Health, Inc.*	64,926,846
1,050,168	Exact Sciences Corp.*	130,042,303
557,100	Galapagos N.V.*	65,117,839
16,322	Galapagos N.V. ADR*(1)	1,901,187
121,360	Reata Pharmaceuticals, Inc. Class A*	14,163,926
282,431	Thermo Fisher Scientific, Inc.	133,623,755

		521,919,020

	Real Estate - 0.0%
29,564	We Co. Class A(2)(3)(4)	150,185

	Retailing - 16.5%
221,173	Amazon.com, Inc.*	671,514,404
65,617	Booking Holdings, Inc.*	106,463,582
123,196	JAND, Inc. Class A*(2)(3)(4)	2,725,095
883,826	Lowe’s Cos., Inc.	139,732,891
2,591,786	TJX Cos., Inc.	131,662,729
171,581	Tory Burch LLC*(2)(3)(4)	7,079,431

		1,059,178,132

Shares or Principal Amount		Market Value†
Common Stocks - 95.5% - (continued)
	Semiconductors & Semiconductor Equipment - 8.3%
2,084,117	Advanced Micro Devices, Inc.*	156,913,169
2,397,680	Marvell Technology Group Ltd.	89,936,977
565,075	NVIDIA Corp.	283,306,002

		530,156,148

	Software & Services - 16.4%
899,936	2U, Inc.*	33,162,642
157,623	Fair Isaac Corp.*	61,701,523
1,043,152	GoDaddy, Inc. Class A*	73,792,573
729,119	Guidewire Software, Inc.*	70,075,627
731,597	Leidos Holdings, Inc.	60,722,551
7,292,874	Multiplan Corp.*(1)	53,237,980
224,380	Paycom Software, Inc.*	81,694,514
273,856	RingCentral, Inc. Class A*	70,747,959
801,445	Splunk, Inc.*	158,718,168
1,181,847	Square, Inc. Class A*	183,044,463
958,717	Workday, Inc. Class A*	201,445,616

		1,048,343,616

	Technology Hardware & Equipment - 8.7%
5,043,296	Apple, Inc.	549,013,203
292,906	Vontier Corp.*	8,418,118

		557,431,321

	Transportation - 1.9%
266,369	FedEx Corp.	69,114,764
1,549,907	Uber Technologies, Inc.*	51,782,393

		120,897,157

	Total Common Stocks (cost $4,550,642,269)	$6,110,435,715

Exchange-Traded Funds - 0.4%
	Other Investment Pools & Funds - 0.4%
129,900	iShares Russell 1000 Growth ETF	27,224,442

	Total Exchange-Traded Funds (cost $27,713,295)	$27,224,442

Convertible Preferred Stocks - 1.4%
	Commercial & Professional Services - 0.1%
470,535	Rubicon Global Holdings LLC Series C*(2)(3)(4)	$7,542,676

	Real Estate - 0.1%
404,267	We Co. Series D1*(2)(3)(4)	3,165,411
317,638	We Co. Series D2*(2)(3)(4)	2,487,105

		5,652,516

	Retailing - 0.9%
4,434,460	Coupang LLC *(2)(3)(4)	38,047,667
272,032	Honest Co., Inc. Series C*(2)(3)(4)	9,591,849
275,096	JAND, Inc. Series D*(2)(3)(4)	6,167,652

		53,807,168

	Software & Services - 0.3%
5,668,755	Essence Group Holdings Corp. Series 3*(2)(3)(4)	13,151,511
743,470	Lookout, Inc. Series F*(2)(3)(4)	6,453,320

		19,604,831

	Total Convertible Preferred Stocks (cost $63,194,426)	$86,607,191

Escrows - 0.0%(5)
	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(2)(3)(4)	$147,813

The accompanying notes are an integral part of these financial statements.

55

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Escrows - 0.0%(5) - (continued)
	Software & Services - 0.0%
566,228	Veracode, Inc.*(2)(3)(4)		$379,939

	Total Escrows (cost $ - )		$527,752

	Total Long-Term Investments (cost $4,641,549,990)		$6,224,795,100

Short-Term Investments - 2.1%
	Repurchase Agreements - 1.7%
106,171,930	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $106,172,461; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2028, with a market value of $17,394,176		$106,171,930

	Securities Lending Collateral - 0.4%
26,797,937	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(6)		26,797,937
27,046	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		27,046

			26,824,983

	Total Short-Term Investments (cost $132,996,913)		$132,996,913

	Total Investments (cost $4,774,546,903)	99.4%	$6,357,792,013
	Other Assets and Liabilities	0.6%	37,315,215

	Total Net Assets	100.0%	$6,395,107,228

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $97,089,654, which represented 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $97,089,654 or 1.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2014	Coupang LLC Convertible Preferred	4,434,460	$13,805,010	$38,047,667
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	8,964,002	13,151,511
08/2014	Honest Co., Inc. Series C Convertible Preferred	272,032	7,360,452	9,591,849
04/2015	JAND, Inc. Class A	123,196	1,414,943	2,725,095
04/2015	JAND, Inc. Series D Convertible Preferred	275,096	3,159,560	6,167,652
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	6,453,320
08/2014	One Kings Lane, Inc.	923,832	—	147,813
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	470,535	9,392,114	7,542,676
11/2013	Tory Burch LLC	171,581	13,447,917	7,079,431
08/2014	Veracode, Inc.	566,228	—	379,939
12/2014	We Co. Class A	29,564	492,275	150,185
12/2014	We Co. Series D1 Convertible Preferred	404,267	6,731,515	3,165,411
12/2014	We Co. Series D2 Convertible Preferred	317,638	5,289,041	2,487,105

			$78,549,561	$97,089,654

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$61,915,605	$61,915,605	$—	$—
Capital Goods	45,107,647	45,107,647	—	—
Commercial & Professional Services	190,611,751	190,611,751	—	—
Consumer Durables & Apparel	188,406,825	188,406,825	—	—
Consumer Services	413,970,470	413,970,470	—	—
Diversified Financials	50,498,605	50,498,605	—	—
Food, Beverage & Tobacco	184,029,970	184,029,970	—	—
Health Care Equipment & Services	601,249,360	601,249,360	—	—
Media & Entertainment	536,569,903	536,569,903	—	—
Pharmaceuticals, Biotechnology & Life Sciences	521,919,020	456,801,181	65,117,839	—
Real Estate	150,185	—	—	150,185
Retailing	1,059,178,132	1,049,373,606	—	9,804,526
Semiconductors & Semiconductor Equipment	530,156,148	530,156,148	—	—
Software & Services	1,048,343,616	1,048,343,616	—	—
Technology Hardware & Equipment	557,431,321	557,431,321	—	—
Transportation	120,897,157	120,897,157	—	—
Exchange-Traded Funds	27,224,442	27,224,442	—	—
Convertible Preferred Stocks	86,607,191	—	—	86,607,191
Escrows	527,752	—	—	527,752
Short-Term Investments	132,996,913	26,824,983	106,171,930	—

Total	$6,357,792,013	$6,089,412,590	$171,289,769	$97,089,654

(1)

For the year ended October 31, 2020, investments valued at $15,400,659 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2020:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$81,651,451	$86,994,121	$576,266	$169,221,838
Sales	(56,866,249)	(10,320,039)	(193,442)	(67,379,730)
Total realized gain/(loss)	9,496,646	(2,204,412)	193,442	7,485,676
Net change in unrealized appreciation/(depreciation)	(8,926,478)	12,137,521	(48,514)	3,162,529
Transfer out of Level 3	(15,400,659)	—	—	(15,400,659)

Ending balance	$9,954,711	$86,607,191	$527,752	$97,089,654

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2020 was $8,405,862.

The accompanying notes are an integral part of these financial statements.

57

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 99.4%
	Biotechnology - 22.0%
216,775	89bio, Inc.*	$5,020,509
155,045	Akero Therapeutics, Inc.*	4,116,445
29,600	Akouos, Inc.*	574,536
692,439	Alkermes plc*	11,252,134
114,584	Alnylam Pharmaceuticals, Inc.*	14,090,395
25,600	ALX Oncology Holdings, Inc.*	1,011,456
297,250	Apellis Pharmaceuticals, Inc.*	9,482,275
165,065	Arena Pharmaceuticals, Inc.*	14,149,372
18,934	Argenx SE ADR*	4,698,093
29,365	Ascendis Pharma A/S ADR*	4,796,773
168,481	Assembly Biosciences, Inc.*	2,483,410
83,621	Avidity Biosciences, Inc.*	2,067,947
25,611	Biogen, Inc.*	6,455,765
136,952	Biohaven Pharmaceutical Holding Co., Ltd.*	10,608,302
42,586	Black Diamond Therapeutics, Inc.*	1,341,885
253,262	Coherus Biosciences, Inc.*	4,221,878
189,436	Constellation Pharmaceuticals, Inc.*	3,716,734
220,162	Cytokinetics, Inc.*	3,383,890
72,670	Exact Sciences Corp.*	8,998,726
57,546	Forma Therapeutics Holdings, Inc.*	2,481,384
276,434	Freeline Therapeutics Holdings plc ADR*(1)	4,785,073
342,856	G1 Therapeutics, Inc.*	3,767,987
35,309	Galapagos N.V.*	4,127,169
54,185	Generation Bio Co.*	1,400,140
20,330	Genmab A/S*	6,790,725
151,767	Genus plc	8,065,610
196,488	Global Blood Therapeutics, Inc.*	10,390,285
404,265	GlycoMimetics, Inc.*	1,131,942
945,880	ImmunoGen, Inc.*	5,334,763
869,863	Ironwood Pharmaceuticals, Inc.*	8,594,246
96,948	Kodiak Sciences, Inc.*	8,803,848
102,565	Kymera Therapeutics, Inc.*	3,691,314
33,407	Legend Biotech Corp. ADR*	864,239
85,491	Madrigal Pharmaceuticals, Inc.*(1)	10,878,730
50,956	Mirati Therapeutics, Inc.*	11,064,586
219,419	Myovant Sciences Ltd.*	3,027,982
509,405	Nurix Therapeutics, Inc.*	12,882,852
183,040	Oyster Point Pharma, Inc.*(1)	3,629,683
549,547	PhaseBio Pharmaceuticals, Inc.*(1)	1,500,263
135,792	Radius Health, Inc.*	1,820,971
16,376	Regeneron Pharmaceuticals, Inc.*	8,901,339
27,000	Relay Therapeutics, Inc.*	997,380
1,408,948	Rigel Pharmaceuticals, Inc.*	3,494,191
123,869	Seagen, Inc.*	20,661,349
679,486	Syndax Pharmaceuticals, Inc.*	11,829,851
70,630	Turning Point Therapeutics, Inc.*	6,511,380
23,748	Twist Bioscience Corp.*	1,820,047
221,439	UroGen Pharma Ltd.*(1)	4,986,806
81,254	Vertex Pharmaceuticals, Inc.*	16,930,083
205,652	Zai Lab Ltd. ADR*	16,873,747
62,032	Zealand Pharma A/S ADR*(1)	2,097,302

		322,607,792

	Health Care Distributors - 0.5%
301,300	Owens & Minor, Inc.	7,568,656

	Health Care Equipment - 23.3%
498,241	Abbott Laboratories	52,370,112
302,339	Baxter International, Inc.	23,452,436
166,707	Becton Dickinson and Co.	38,530,989
1,233,406	Boston Scientific Corp.*	42,268,824
257,011	Danaher Corp.	58,994,305
490,812	Edwards Lifesciences Corp.*	35,186,312
35,100	Everest Medicines Ltd.*(2)	262,373
224,303	Hologic, Inc.*	15,436,532
167,460	Integra LifeSciences Holdings Corp.*	7,384,986
37,600	Intuitive Surgical, Inc.*	25,082,208

Shares or Principal Amount		Market Value†
Common Stocks - 99.4% - (continued)
	Health Care Equipment - 23.3% - (continued)
19,465	Masimo Corp.*	$4,356,656
126,923	NuVasive, Inc.*	5,639,189
752,419	Smith & Nephew plc	13,065,101
60,800	Teleflex, Inc.	19,348,384

		341,378,407

	Health Care Facilities - 2.9%
258,267	Acadia Healthcare Co., Inc.*	9,207,219
178,056	Encompass Health Corp.	10,916,613
185,853	HCA Healthcare, Inc.	23,034,621

		43,158,453

	Health Care Services - 2.3%
39,839	Amedisys, Inc.*	10,318,301
152,431	Fresenius SE & Co. KGaA	5,654,189
45,143	LHC Group, Inc.*	9,775,717
401,885	R1 RCM, Inc.*	7,201,779

		32,949,986

	Health Care Supplies - 1.2%
3,019,350	ConvaTec Group plc(2)	7,068,091
40,356	Quidel Corp.*	10,827,111

		17,895,202

	Integrated Telecommunication Services - 0.1%
76,796	Therapeutics Acquisition Corp. Class A*	1,013,707

	Life Sciences Tools & Services - 12.2%
3,400	Berkeley Lights, Inc.*	246,738
35,540	Bio-Techne Corp.	8,970,651
78,442	ICON plc*	14,143,093
222,154	NanoString Technologies, Inc.*	8,141,944
207,466	NeoGenomics, Inc.*	8,138,891
546,005	PPD, Inc.*	17,952,644
131,336	PRA Health Sciences, Inc.*	12,797,380
39,815	Repligen Corp.*	6,631,985
26,444	Tecan Group AG	12,548,427
150,081	Thermo Fisher Scientific, Inc.	71,006,323
609,663	WuXi AppTec Co., Ltd. Class H(2)	9,747,475
284,500	Wuxi Biologics Cayman, Inc.*(2)	7,989,815

		178,315,366

	Managed Health Care - 11.4%
242,922	Centene Corp.*	14,356,690
61,335	Humana, Inc.	24,489,839
41,806	Molina Healthcare, Inc.*	7,795,565
480,000	Notre Dame Intermedica Participacoes S.A.	5,500,222
377,984	UnitedHealth Group, Inc.	115,338,038

		167,480,354

	Pharmaceuticals - 23.5%
527,707	Amneal Pharmaceuticals, Inc.*	2,195,261
244,300	Astellas Pharma, Inc.	3,350,070
744,642	AstraZeneca plc ADR	37,351,243
917,491	Bristol-Myers Squibb Co.	53,627,349
703,725	Daiichi Sankyo Co., Ltd.	18,573,861
220,895	Eisai Co., Ltd.	17,175,365
200,469	Elanco Animal Health, Inc.*	6,216,544
364,133	Eli Lilly & Co.	47,504,791
11,900	Harmony Biosciences Holdings, Inc.*(1)	462,910
49,405	Hikma Pharmaceuticals plc	1,606,328
101,778	Hutchison China MediTech Ltd. ADR*	2,996,344
121,237	Laboratorios Farmaceuticos Rovi S.A.*	4,320,680
586,193	Mylan N.V.*(1)	8,523,246
41,000	Nippon Shinyaku Co., Ltd.	2,929,701
89,169	Novartis AG	6,948,278
267,306	Odonate Therapeutics, Inc.*	3,851,879
285,245	Ono Pharmaceutical Co., Ltd.	8,136,674

The accompanying notes are an integral part of these financial statements.

58

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Common Stocks - 99.4% - (continued)
	Pharmaceuticals - 23.5% - (continued)
2,422,706	Pfizer, Inc.		$85,957,609
271,302	Revance Therapeutics, Inc.*		7,021,296
173,777	Royalty Pharma plc Class A		6,377,616
77,170	Takeda Pharmaceutical Co., Ltd.		2,384,753
186,443	Theravance Biopharma, Inc.*		3,525,637
243,310	Tricida, Inc.*		1,369,835
111,296	UCB S.A.		10,992,877
207,352	WaVe Life Sciences Ltd.*		1,465,979

			344,866,126

	Total Common Stocks (cost $1,172,630,895)		$1,457,234,049

Short-Term Investments - 2.1%
	Repurchase Agreements - 1.2%
17,074,447	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.06%, due on 11/02/2020 with a maturity value of $17,074.532; collateralized by U.S. Treasury Note 0.75%, maturing 07/15/2028, with a market value of $17,415,982		$17,074,447

	Securities Lending Collateral - 0.9%
13,478,185	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)		13,478,185
13,603	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		13,603

			13,491,788

	Total Short-Term Investments (cost $30,566,235)		$30,566,235

	Total Investments (cost $1,203,197,130)	101.5%	$1,487,800,284
	Other Assets and Liabilities	(1.5)%	(22,131,696)

	Total Net Assets	100.0%	$1,465,668,588

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $25,067,754, representing 1.7% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$322,607,792	$303,624,288	$18,983,504	$—
Health Care Distributors	7,568,656	7,568,656	—	—
Health Care Equipment	341,378,407	328,313,306	13,065,101	—
Health Care Facilities	43,158,453	43,158,453	—	—
Health Care Services	32,949,986	27,295,797	5,654,189	—
Health Care Supplies	17,895,202	10,827,111	7,068,091	—
Integrated Telecommunication Services	1,013,707	1,013,707	—	—
Life Sciences Tools & Services	178,315,366	148,029,649	30,285,717	—
Managed Health Care	167,480,354	167,480,354	—	—
Pharmaceuticals	344,866,126	272,768,219	72,097,907	—
Short-Term Investments	30,566,235	13,491,788	17,074,447	—

Total	$1,487,800,284	$1,323,571,328	$164,228,956	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

59

The Hartford MidCap Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
Common Stocks - 100.1%
	Banks - 5.0%
1,315,404	Cullen/Frost Bankers, Inc.	$92,433,439
230,121	First Citizens BancShares, Inc. Class A	106,476,987
1,364,249	First Republic Bank	172,086,369
980,361	M&T Bank Corp.	101,545,792
1,856,626	Prosperity Bancshares, Inc.	102,318,659
1,228,460	South State Corp.	75,427,444

		650,288,690

	Capital Goods - 10.4%
1,103,519	Axon Enterprise, Inc.*	109,138,029
2,247,237	Fastenal Co.	97,148,056
1,113,091	Graco, Inc.	68,900,333
796,382	HEICO Corp. Class A	74,461,717
1,271,296	IDEX Corp.	216,616,126
7,780,734	Ingersoll Rand, Inc.*	271,858,846
780,929	Lennox International, Inc.	212,147,172
1,485,445	Lincoln Electric Holdings, Inc.	151,248,010
287,697	Middleby Corp.*	28,637,359
525,873	Watsco, Inc.	117,869,174

		1,348,024,822

	Commercial & Professional Services - 4.2%
6,803,619	GFL Environmental, Inc.(1)	130,221,268
1,637,761	Healthcare Services Group, Inc.	37,471,972
3,744,255	IAA, Inc.*	211,887,390
11,427,385	KAR Auction Services, Inc.(2)	166,382,725

		545,963,355

	Consumer Durables & Apparel - 5.6%
1,453,283	Carter’s, Inc.	118,369,900
58,191	NVR, Inc.*	230,034,260
2,145,817	PVH Corp.	125,079,673
6,687,439	Under Armour, Inc. Class C*	81,787,379
3,445,549	YETI Holdings, Inc.*	170,485,765

		725,756,977

	Consumer Services - 1.8%
2,019,947	Choice Hotels International, Inc.	176,442,370
1,002,827	Hyatt Hotels Corp. Class A	55,295,881

		231,738,251

	Diversified Financials - 1.3%
381,535	Credit Acceptance Corp.*(1)	113,743,214
845,828	Hamilton Lane, Inc. Class A	58,954,212

		172,697,426

	Energy - 0.5%
3,311,928	Cabot Oil & Gas Corp.	58,919,199

	Food & Staples Retailing - 0.8%
3,088,077	Performance Food Group Co.*	103,790,268

	Food, Beverage & Tobacco - 1.1%
2,284,599	Lamb Weston Holdings, Inc.	144,957,807

	Health Care Equipment & Services - 10.8%
778,660	Amedisys, Inc.*	201,672,940
3,197,849	Encompass Health Corp.	196,060,122
2,542,201	Hill-Rom Holdings, Inc.	231,518,245
3,192,399	Integra LifeSciences Holdings Corp.*	140,784,796
845,044	LHC Group, Inc.*	182,994,278
740,320	Molina Healthcare, Inc.*	138,047,471
2,757,811	NuVasive, Inc.*(2)	122,529,543
558,302	Tandem Diabetes Care, Inc.*	60,854,918
390,458	Teleflex, Inc.	124,255,449

		1,398,717,762

	Insurance - 4.2%
126,796	Alleghany Corp.	69,348,536
320,489	Erie Indemnity Co. Class A	74,632,273

Shares or Principal Amount		Market Value†
Common Stocks - 100.1% - (continued)
	Insurance - 4.2% - (continued)
2,143,274	Fidelity National Financial, Inc.	$67,063,044
181,795	Markel Corp.*	169,578,376
99,951	White Mountains Insurance Group Ltd.	90,788,492
1,249,278	WR Berkley Corp.	75,106,593

		546,517,314

	Materials - 2.6%
1,007,558	Ball Corp.	89,672,662
7,857,103	Element Solutions, Inc.*	92,085,247
575,489	Packaging Corp. of America	65,887,736
2,521,502	Silgan Holdings, Inc.	86,865,744

		334,511,389

	Media & Entertainment - 4.4%
100,177	Cable One, Inc.	173,492,539
3,577,072	Cargurus, Inc.*	71,291,045
888,714	Roku, Inc.*	179,875,714
15,878,351	Zynga, Inc. Class A*	142,746,375

		567,405,673

	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
2,475,313	Apellis Pharmaceuticals, Inc.*	78,962,485
2,749,199	ChemoCentryx, Inc.*	131,961,552
2,204,314	Iovance Biotherapeutics, Inc.*	78,649,923
408,339	Kodiak Sciences, Inc.*	37,081,265
64,619	Mettler-Toledo International, Inc.*	64,483,946
1,627,920	PRA Health Sciences, Inc.*	158,624,525
3,557,068	PTC Therapeutics, Inc.*(2)	185,643,379
1,308,366	Reata Pharmaceuticals, Inc. Class A*	152,699,396
1,070,535	Sage Therapeutics, Inc.*	78,555,858

		966,662,329

	Real Estate - 4.8%
2,403,737	Douglas Emmett, Inc. REIT	56,728,193
2,726,259	Equity Commonwealth REIT	72,027,763
610,327	Life Storage, Inc. REIT	69,668,827
373,986	PS Business Parks, Inc. REIT	42,645,623
2,817,745	Redfin Corp.*	117,697,209
2,695,333	Rexford Industrial Realty, Inc. REIT	125,225,171
5,272,470	STORE Capital Corp. REIT	135,502,479

		619,495,265

	Retailing - 2.7%
1,495,741	CarMax, Inc.*	129,291,852
1,801,161	Etsy, Inc.*	219,003,166

		348,295,018

	Semiconductors & Semiconductor Equipment - 6.1%
2,735,257	First Solar, Inc.*	238,090,445
1,857,115	MKS Instruments, Inc.	201,292,695
619,618	Monolithic Power Systems, Inc.	198,029,913
1,487,857	Silicon Laboratories, Inc.*	152,445,828

		789,858,881

	Software & Services - 10.3%
931,039	Aspen Technology, Inc.*	102,237,393
1,148,166	Black Knight, Inc.*	100,981,200
1,809,127	Blackbaud, Inc.	89,262,326
7,798,088	Genpact Ltd.	268,020,284
1,499,544	Guidewire Software, Inc.*	144,121,174
273,859	LiveRamp Holdings, Inc.*	18,099,341
1,505,449	Q2 Holdings, Inc.*	137,357,167
1,339,244	Science Applications International Corp.	102,278,064
8,622,241	Teradata Corp.*(2)	158,390,567
1,729,394	WEX, Inc.*	218,854,811

		1,339,602,327

The accompanying notes are an integral part of these financial statements.

60

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
Common Stocks - 100.1% - (continued)
	Technology Hardware & Equipment - 11.7%
1,258,937	CDW Corp.		$154,345,676
1,498,879	Coherent, Inc.*(2)		187,569,718
15,469,655	CommScope Holding Co., Inc.*(2)		137,679,930
1,504,059	F5 Networks, Inc.*		199,949,603
14,663,343	Flex Ltd.*		207,486,303
6,200,098	II-VI, Inc.*(1)(2)		281,918,456
2,762,739	Lumentum Holdings, Inc.*		228,450,888
3,682,285	National Instruments Corp.		115,181,875

			1,512,582,449

	Transportation - 1.9%
324,564	AMERCO		112,675,638
3,661,970	Knight-Swift Transportation Holdings, Inc.		139,118,241

			251,793,879

	Utilities - 2.5%
1,510,440	Black Hills Corp.		85,581,530
1,907,713	NiSource, Inc.		43,820,168
5,980,582	UGI Corp.		193,412,022

			322,813,720

	Total Common Stocks (cost $11,163,325,282)		$12,980,392,801

Short-Term Investments - 0.7%
	Repurchase Agreements - 0.0%
824,405	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $824,409; collateralized by U.S. Treasury Note at 0.125%, maturing 07/15/2030, with a market value of $840,988.		$824,405

	Securities Lending Collateral - 0.7%
84,693,322	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(3)		84,693,322
85,476	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		85,476

			84,778,798

	Total Short-Term Investments (cost $85,603,203)		$85,603,203

	Total Investments (cost $11,248,928,485)	100.8%	$13,065,996,004
	Other Assets and Liabilities	(0.8)%	(97,835,692)

	Total Net Assets	100.0%	$12,968,160,312

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Affiliated company—The Fund owns greater than 5% of the outstanding voting securities of this issuer.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

61

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$650,288,690	$650,288,690	$—	$—
Capital Goods	1,348,024,822	1,348,024,822	—	—
Commercial & Professional Services	545,963,355	545,963,355	—	—
Consumer Durables & Apparel	725,756,977	725,756,977	—	—
Consumer Services	231,738,251	231,738,251	—	—
Diversified Financials	172,697,426	172,697,426	—	—
Energy	58,919,199	58,919,199	—	—
Food & Staples Retailing	103,790,268	103,790,268	—	—
Food, Beverage & Tobacco	144,957,807	144,957,807	—	—
Health Care Equipment & Services	1,398,717,762	1,398,717,762	—	—
Insurance	546,517,314	546,517,314	—	—
Materials	334,511,389	334,511,389	—	—
Media & Entertainment	567,405,673	567,405,673	—	—
Pharmaceuticals, Biotechnology & Life Sciences	966,662,329	966,662,329	—	—
Real Estate	619,495,265	619,495,265	—	—
Retailing	348,295,018	348,295,018	—	—
Semiconductors & Semiconductor Equipment	789,858,881	789,858,881	—	—
Software & Services	1,339,602,327	1,339,602,327	—	—
Technology Hardware & Equipment	1,512,582,449	1,512,582,449	—	—
Transportation	251,793,879	251,793,879	—	—
Utilities	322,813,720	322,813,720	—	—
Short-Term Investments	85,603,203	84,778,798	824,405	—

Total	$13,065,996,004	$13,065,171,599	$824,405	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

62

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.0%
221,327	Gentex Corp.	$6,124,118

	Banks - 8.1%
90,745	M&T Bank Corp.	9,399,367
133,092	South State Corp.	8,171,849
441,224	Sterling Bancorp	5,903,577
307,326	Synovus Financial Corp.	7,990,476
225,095	Western Alliance Bancorp	9,273,914
237,016	Zions Bancorp N.A	7,648,506

		48,387,689

	Capital Goods - 14.9%
315,390	Colfax Corp.*	8,575,454
76,965	EnerSys	5,510,694
103,068	Fortune Brands Home & Security, Inc.	8,335,109
367,720	Ingersoll Rand, Inc.*	12,848,137
243,945	JELD-WEN Holding, Inc.*	5,130,163
62,450	John Bean Technologies Corp.	5,243,926
48,051	L3Harris Technologies, Inc.	7,741,497
60,521	Middleby Corp.*	6,024,260
62,631	Moog, Inc. Class A	3,907,548
249,637	Rexnord Corp.	8,008,355
172,088	SPX FLOW, Inc.*	7,287,927
181,799	Westinghouse Air Brake Technologies Corp.	10,780,681

		89,393,751

	Commercial & Professional Services - 1.6%
187,321	Clean Harbors, Inc.*	9,922,393

	Consumer Durables & Apparel - 6.5%
122,124	Carter’s, Inc.	9,947,000
101,483	Columbia Sportswear Co.	7,569,617
81,650	Leggett & Platt, Inc.	3,407,254
115,927	Lennar Corp. Class A	8,141,553
418,978	Steven Madden Ltd.	10,059,662

		39,125,086

	Consumer Services - 1.6%
202,076	Wyndham Hotels & Resorts, Inc.	9,398,555

	Diversified Financials - 2.8%
607,842	SLM Corp.	5,586,068
232,820	Voya Financial, Inc.	11,159,063

		16,745,131

	Energy - 1.8%
292,711	Delek U.S. Holdings, Inc.	2,944,673
243,104	Diamondback Energy, Inc.	6,310,980
183,906	Viper Energy Partners L.P.	1,289,181

		10,544,834

	Food & Staples Retailing - 1.4%
407,131	U.S. Foods Holding Corp.*	8,509,038

	Food, Beverage & Tobacco - 2.1%
259,737	Keurig Dr Pepper, Inc.	6,986,925
66,533	Post Holdings, Inc.*	5,715,185

		12,702,110

	Health Care Equipment & Services - 11.6%
162,114	Acadia Healthcare Co., Inc.*	5,779,364
237,834	Centene Corp.*	14,055,989
226,034	Dentsply Sirona, Inc.	10,666,545
155,508	Encompass Health Corp.	9,534,196
72,118	Hill-Rom Holdings, Inc.	6,567,786
88,107	Hologic, Inc.*	6,063,524
31,552	Molina Healthcare, Inc.*	5,883,501
83,983	Zimmer Biomet Holdings, Inc.	11,094,154

		69,645,059

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 10.1%
10,399	Alleghany Corp.	$5,687,525
107,801	Arthur J Gallagher & Co.	11,180,042
77,975	Assurant, Inc.	9,697,751
493,382	CNO Financial Group, Inc.	8,757,531
93,947	Hanover Insurance Group, Inc.	8,986,970
111,790	Kemper Corp.	6,892,971
471,566	Lancashire Holdings Ltd.	3,891,599
33,534	RenaissanceRe Holdings Ltd.	5,423,118

		60,517,507

	Materials - 8.0%
163,400	Buzzi Unicem S.p.A.	3,535,615
120,334	Celanese Corp.	13,659,112
147,034	Crown Holdings, Inc.*	12,615,517
74,492	FMC Corp.	7,653,308
98,075	Reliance Steel & Aluminum Co.	10,689,194

		48,152,746

	Media & Entertainment - 1.8%
41,500	Electronic Arts, Inc.*	4,972,945
461,419	TEGNA, Inc.	5,550,871

		10,523,816

	Real Estate - 8.6%
178,264	American Campus Communities, Inc. REIT	6,677,769
175,836	Americold Realty Trust REIT	6,370,538
69,799	Boston Properties, Inc. REIT	5,054,146
143,636	First Industrial Realty Trust, Inc. REIT	5,718,149
326,408	Gaming and Leisure Properties, Inc. REIT	11,864,931
177,860	Highwoods Properties, Inc. REIT	5,294,892
330,998	Host Hotels & Resorts, Inc. REIT	3,468,859
63,631	Life Storage, Inc. REIT	7,263,479

		51,712,763

	Retailing - 1.4%
95,365	Dollar Tree, Inc.*	8,613,367

	Semiconductors & Semiconductor Equipment - 1.5%
81,299	MKS Instruments, Inc.	8,811,999

	Software & Services - 3.1%
121,911	Amdocs Ltd.	6,873,342
78,111	Leidos Holdings, Inc.	6,483,213
83,897	SS&C Technologies Holdings, Inc.	4,968,380

		18,324,935

	Technology Hardware & Equipment - 6.6%
139,773	Ciena Corp.*	5,505,659
42,322	Coherent, Inc.*	5,296,175
53,528	F5 Networks, Inc.*	7,116,012
161,865	Lumentum Holdings, Inc.*	13,384,617
26,296	Rogers Corp.*	3,187,601
129,148	Western Digital Corp.	4,872,754

		39,362,818

	Utilities - 4.9%
144,147	Alliant Energy Corp.	7,968,446
140,293	Evergy, Inc.	7,744,173
103,919	Portland General Electric Co.	4,084,017
77,699	Sempra Energy	9,740,347

		29,536,983

	Total Common Stocks (cost $580,294,290)	$596,054,698

The accompanying notes are an integral part of these financial statements.

63

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
1,161,266	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,161,272; collateralized by U.S. Treasury Notes at 2.875%, maturing 05/15/2028, with a market value of $1,184,525.	$1,161,266

	Total Short-Term Investments (cost $1,161,266)	$1,161,266

Total Investments (cost $581,455,556)	99.6%	$597,215,964
Other Assets and Liabilities	0.4%	2,561,818

Total Net Assets	100.0%	$599,777,782

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$6,124,118	$6,124,118	$—	$—
Banks	48,387,689	48,387,689	—	—
Capital Goods	89,393,751	89,393,751	—	—
Commercial & Professional Services	9,922,393	9,922,393	—	—
Consumer Durables & Apparel	39,125,086	39,125,086	—	—
Consumer Services	9,398,555	9,398,555	—	—
Diversified Financials	16,745,131	16,745,131	—	—
Energy	10,544,834	10,544,834	—	—
Food & Staples Retailing	8,509,038	8,509,038	—	—
Food, Beverage & Tobacco	12,702,110	12,702,110	—	—
Health Care Equipment & Services	69,645,059	69,645,059	—	—
Insurance	60,517,507	56,625,908	3,891,599	—
Materials	48,152,746	44,617,131	3,535,615	—
Media & Entertainment	10,523,816	10,523,816	—	—
Real Estate	51,712,763	51,712,763	—	—
Retailing	8,613,367	8,613,367	—	—
Semiconductors & Semiconductor Equipment	8,811,999	8,811,999	—	—
Software & Services	18,324,935	18,324,935	—	—
Technology Hardware & Equipment	39,362,818	39,362,818	—	—
Utilities	29,536,983	29,536,983	—	—
Short-Term Investments	1,161,266	—	1,161,266	—

Total	$597,215,964	$588,627,484	$8,588,480	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

64

Hartford Quality Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 12.0%
270,210	Bank of America Corp.	$6,403,977
32,255	Bank of Nova Scotia	1,340,518
45,924	Citigroup, Inc.	1,902,172
73,791	JP Morgan Chase & Co.	7,234,470
30,438	PNC Financial Services Group, Inc.	3,405,403

		20,286,540

	Capital Goods - 11.4%
13,460	Deere & Co.	3,040,749
26,064	Eaton Corp. plc	2,705,182
18,311	Honeywell International, Inc.	3,020,399
80,479	Johnson Controls International plc	3,397,019
5,247	Lockheed Martin Corp.	1,837,132
59,600	Raytheon Technologies Corp.	3,237,472
36,039	Westinghouse Air Brake Technologies Corp.	2,137,113

		19,375,066

	Consumer Services - 2.7%
12,878	Hilton Worldwide Holdings, Inc.	1,130,817
15,931	McDonald’s Corp.	3,393,303

		4,524,120

	Diversified Financials - 2.0%
30,149	American Express Co.	2,750,795
1,080	BlackRock, Inc.	647,147

		3,397,942

	Energy - 4.6%
49,499	Chevron Corp.	3,440,180
31,823	EOG Resources, Inc.	1,089,620
45,860	Exxon Mobil Corp.	1,495,953
58,314	Total SE ADR	1,768,664

		7,794,417

	Food & Staples Retailing - 1.9%
35,083	Kroger Co.	1,130,024
38,939	Sysco Corp.	2,153,716

		3,283,740

	Food, Beverage & Tobacco - 5.3%
25,984	General Mills, Inc.	1,536,174
34,133	Kellogg Co.	2,146,624
43,670	Mondelez International, Inc. Class A	2,319,751
42,436	Philip Morris International, Inc.	3,013,805

		9,016,354

	Health Care Equipment & Services - 7.5%
10,575	Becton Dickinson and Co.	2,444,200
18,037	Hill-Rom Holdings, Inc.	1,642,630
40,391	Koninklijke Philips N.V. ADR*	1,878,181
40,366	Medtronic plc	4,059,609
8,550	UnitedHealth Group, Inc.	2,608,947

		12,633,567

	Insurance - 5.8%
50,268	American International Group, Inc.	1,582,939
21,556	Chubb Ltd.	2,800,340
21,228	Marsh & McLennan Cos., Inc.	2,196,249
39,605	Principal Financial Group, Inc.	1,553,308
27,551	Prudential Financial, Inc.	1,763,815

		9,896,651

	Materials - 4.3%
27,233	Celanese Corp.	3,091,218
17,931	FMC Corp.	1,842,231
18,502	PPG Industries, Inc.	2,400,079

		7,333,528

	Media & Entertainment - 2.3%
92,267	Comcast Corp. Class A	3,897,358

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
45,116	AstraZeneca plc ADR	$2,263,018
31,361	Merck & Co., Inc.	2,358,661
22,187	Novartis AG ADR	1,732,361
139,271	Pfizer, Inc.	4,941,335

		11,295,375

	Real Estate - 4.3%
7,078	American Tower Corp. REIT	1,625,463
141,437	Host Hotels & Resorts, Inc. REIT	1,482,260
8,543	Public Storage REIT	1,956,945
99,111	VICI Properties, Inc. REIT	2,274,597

		7,339,265

	Retailing - 5.1%
571,800	Allstar Co.(1)(2)	480,312
19,074	Lowe’s Cos., Inc.	3,015,599
19,920	Target Corp.	3,032,223
40,713	TJX Cos., Inc.	2,068,220

		8,596,354

	Semiconductors & Semiconductor Equipment - 7.5%
9,335	Broadcom, Inc.	3,263,796
68,656	Intel Corp.	3,040,088
11,951	KLA Corp.	2,356,498
14,905	QUALCOMM, Inc.	1,838,681
15,458	Texas Instruments, Inc.	2,235,072

		12,734,135

	Software & Services - 2.5%
11,359	Accenture plc Class A	2,463,881
15,628	International Business Machines Corp.	1,745,022

		4,208,903

	Technology Hardware & Equipment - 1.5%
70,526	Cisco Systems, Inc.	2,531,883

	Telecommunication Services - 3.7%
111,193	Verizon Communications, Inc.	6,336,889

	Transportation - 1.2%
16,353	J.B. Hunt Transport Services, Inc.	1,990,814

	Utilities - 6.7%
44,834	Alliant Energy Corp.	2,478,423
41,487	Avangrid, Inc.	2,046,969
28,867	Dominion Energy, Inc.	2,319,175
27,294	Eversource Energy	2,381,947
16,997	Sempra Energy	2,130,744

		11,357,258

	Total Common Stocks (cost $163,254,463)	$167,830,159

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
1,505,191	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $1,505,199; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $1,535,366.	$1,505,191

	Total Short-Term Investments (cost $1,505,191)	$1,505,191

Total Investments (cost $164,759,654)	99.9%	$169,335,350
Other Assets and Liabilities	0.1%	221,886

Total Net Assets	100.0%	$169,557,236

The accompanying notes are an integral part of these financial statements.

65

Hartford Quality Value Fund

Schedule of Investments – (continued)

October 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At
October 31, 2020, the aggregate fair value of this security was $480,312, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and those prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $480,312 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	571,800	$248,744	$480,312

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$20,286,540	$20,286,540	$—	$—
Capital Goods	19,375,066	19,375,066	—	—
Consumer Services	4,524,120	4,524,120	—	—
Diversified Financials	3,397,942	3,397,942	—	—
Energy	7,794,417	7,794,417	—	—
Food & Staples Retailing	3,283,740	3,283,740	—	—
Food, Beverage & Tobacco	9,016,354	9,016,354	—	—
Health Care Equipment & Services	12,633,567	12,633,567	—	—
Insurance	9,896,651	9,896,651	—	—
Materials	7,333,528	7,333,528	—	—
Media & Entertainment	3,897,358	3,897,358	—	—
Pharmaceuticals, Biotechnology & Life Sciences	11,295,375	11,295,375	—	—
Real Estate	7,339,265	7,339,265	—	—
Retailing	8,596,354	8,116,042	480,312	—
Semiconductors & Semiconductor Equipment	12,734,135	12,734,135	—	—
Software & Services	4,208,903	4,208,903	—	—
Technology Hardware & Equipment	2,531,883	2,531,883	—	—
Telecommunication Services	6,336,889	6,336,889	—	—
Transportation	1,990,814	1,990,814	—	—
Utilities	11,357,258	11,357,258	—	—
Short-Term Investments	1,505,191	—	1,505,191	—

Total	$169,335,350	$167,349,847	$1,985,503	$—

(1)

For the year ended October 31, 2020, investments valued at $131,514 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 2.2%
72,212	Fox Factory Holding Corp.*	$6,071,585
115,624	Patrick Industries, Inc.	6,446,038
60,653	Thor Industries, Inc.	5,130,031

		17,647,654

	Banks - 2.7%
495,591	MGIC Investment Corp.	4,985,645
272,924	Sterling Bancorp	3,651,723
140,580	Synovus Financial Corp.	3,655,080
150,660	Triumph Bancorp, Inc.*	6,347,306
79,446	Western Alliance Bancorp	3,273,175

		21,912,929

	Capital Goods - 8.7%
132,692	Aerojet Rocketdyne Holdings, Inc.*	4,301,875
87,991	Altra Industrial Motion Corp.	3,762,495
89,565	Applied Industrial Technologies, Inc.	5,467,943
41,965	Armstrong World Industries, Inc.	2,513,703
36,458	Axon Enterprise, Inc.*	3,605,696
112,659	BWX Technologies, Inc.	6,197,372
40,075	Curtiss-Wright Corp.	3,380,727
62,647	EnerSys	4,485,525
88,839	ITT, Inc.	5,375,648
74,710	John Bean Technologies Corp.	6,273,399
55,071	Mercury Systems, Inc.*	3,793,290
179,219	Rexnord Corp.	5,749,346
140,101	SPX Corp.*	5,938,881
113,669	SPX FLOW, Inc.*	4,813,882
57,864	Trex Co., Inc.*	4,023,863

		69,683,645

	Commercial & Professional Services - 3.7%
92,162	ASGN, Inc.*	6,145,362
73,328	Clean Harbors, Inc.*	3,884,184
84,032	Exponent, Inc.	5,847,787
69,491	Insperity, Inc.	5,321,621
79,325	Tetra Tech, Inc.	8,004,686

		29,203,640

	Consumer Durables & Apparel - 6.7%
56,030	American Outdoor Brands, Inc.*	847,734
45,350	Carter’s, Inc.	3,693,757
37,848	Deckers Outdoor Corp.*	9,589,548
104,581	PVH Corp.	6,096,026
257,589	Smith & Wesson Brands, Inc.	4,273,402
68,774	TopBuild Corp.*	10,536,865
464,344	Under Armour, Inc. Class C*	5,678,927
203,026	Wolverine World Wide, Inc.	5,414,703
143,779	YETI Holdings, Inc.*	7,114,185

		53,245,147

	Consumer Services - 3.4%
50,142	Churchill Downs, Inc.	7,478,680
60,773	Dunkin’ Brands Group, Inc.	6,059,676
150,790	Penn National Gaming, Inc.*	8,139,644
46,313	Wingstop, Inc.	5,387,591

		27,065,591

	Diversified Financials - 2.0%
130,775	OneMain Holdings, Inc.	4,562,740
532,482	SLM Corp.	4,893,509
81,800	StepStone Group, Inc. Class A*	2,103,078
78,930	Stifel Financial Corp.	4,614,248

		16,173,575

	Food & Staples Retailing - 0.7%
177,665	Performance Food Group Co.*	5,971,321

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Food, Beverage & Tobacco - 2.1%
71,712	Freshpet, Inc.*	$8,211,024
393,003	Hostess Brands, Inc.*	4,967,558
203,382	Simply Good Foods Co.*	3,823,581

		17,002,163

	Health Care Equipment & Services - 12.6%
44,592	Addus HomeCare Corp.*	4,350,841
20,388	Amedisys, Inc.*	5,280,492
96,713	AtriCure, Inc.*	3,342,401
94,855	Cardiovascular Systems, Inc.*	3,381,581
62,855	Glaukos Corp.*	3,514,852
124,071	Globus Medical, Inc. Class A*	6,466,581
132,794	Health Catalyst, Inc.*(1)	4,578,737
184,012	HMS Holdings Corp.*	4,898,400
11,710	ICU Medical, Inc.*	2,081,921
84,418	Integer Holdings Corp.*	4,934,232
103,208	Integra LifeSciences Holdings Corp.*	4,551,473
28,245	iRhythm Technologies, Inc.*	5,972,405
40,731	LHC Group, Inc.*	8,820,298
128,975	Omnicell, Inc.*	11,162,786
205,944	OraSure Technologies, Inc.*	3,076,803
71,165	Providence Service Corp.*	8,365,446
476,746	R1 RCM, Inc.*	8,543,288
68,580	Tandem Diabetes Care, Inc.*	7,475,220

		100,797,757

	Household & Personal Products - 0.5%
218,352	BellRing Brands, Inc. Class A*	3,993,658

	Insurance - 1.2%
126,176	James River Group Holdings Ltd.	5,896,204
66,239	Kemper Corp.	4,084,297

		9,980,501

	Materials - 3.0%
203,201	Axalta Coating Systems Ltd.*	5,102,377
123,663	Boise Cascade Co.	4,746,186
313,772	Graphic Packaging Holding Co.	4,170,030
71,563	Ingevity Corp.*	3,927,377
201,357	Louisiana-Pacific Corp.	5,754,783

		23,700,753

	Media & Entertainment - 1.2%
101,853	Cardlytics, Inc.*(1)	7,518,789
99,311	Cargurus, Inc.*	1,979,268

		9,498,057

	Pharmaceuticals, Biotechnology & Life Sciences - 20.6%
298,613	Adverum Biotechnologies, Inc.*	3,257,868
559,343	Akebia Therapeutics, Inc.*	1,241,741
15,100	Akero Therapeutics, Inc.*	400,905
40,400	Aligos Therapeutics, Inc.*	603,576
60,528	Allakos, Inc.*(1)	5,758,029
39,400	ALX Oncology Holdings, Inc.*(1)	1,556,694
415,958	Amicus Therapeutics, Inc.*	7,416,531
160,312	Apellis Pharmaceuticals, Inc.*	5,113,953
32,455	Arena Pharmaceuticals, Inc.*	2,782,043
82,909	Arrowhead Pharmaceuticals, Inc.*	4,750,686
75,384	Biohaven Pharmaceutical Holding Co., Ltd.*	5,839,245
98,532	ChemoCentryx, Inc.*	4,729,536
147,271	Constellation Pharmaceuticals, Inc.*	2,889,457
232,243	Dicerna Pharmaceuticals, Inc.*	4,874,780
63,200	Dyne Therapeutics, Inc.*	1,306,976
38,780	Emergent BioSolutions, Inc.*	3,489,037
278,864	Heron Therapeutics, Inc.*	4,548,272
156,960	Homology Medicines, Inc.*	1,659,067
524,020	ImmunoGen, Inc.*	2,955,473
218,036	Karyopharm Therapeutics, Inc.*	3,231,293

The accompanying notes are an integral part of these financial statements.

67

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 20.6% - (continued)
68,042	Kodiak Sciences, Inc.*	$6,178,894
118,925	Kura Oncology, Inc.*	3,716,406
59,693	Kymera Therapeutics, Inc.*	2,148,351
41,447	Madrigal Pharmaceuticals, Inc.*	5,274,131
225,837	Mersana Therapeutics, Inc.*	4,069,583
45,865	Mirati Therapeutics, Inc.*	9,959,126
114,241	NanoString Technologies, Inc.*	4,186,933
30,635	Novavax, Inc.*(1)	2,472,551
70,527	Pacira BioSciences, Inc.*	3,688,562
107,067	PTC Therapeutics, Inc.*	5,587,827
282,753	Radius Health, Inc.*	3,791,718
108,407	RAPT Therapeutics, Inc.*	3,115,617
20,748	Reata Pharmaceuticals, Inc. Class A*	2,421,499
24,489	Repligen Corp.*	4,079,133
172,862	Revance Therapeutics, Inc.*	4,473,668
143,288	Rhythm Pharmaceuticals, Inc.*	3,033,407
192,634	TG Therapeutics, Inc.*	4,867,861
232,617	Theravance Biopharma, Inc.*	4,398,787
49,868	Turning Point Therapeutics, Inc.*	4,597,331
50,599	Ultragenyx Pharmaceutical, Inc.*	5,085,199
144,682	Veracyte, Inc.*	5,014,678
101,400	Y-mAbs Therapeutics, Inc.*	4,333,836

		164,900,260

	Real Estate - 2.8%
230,155	Columbia Property Trust, Inc. REIT	2,435,040
35,665	Coresite Realty Corp. REIT	4,256,974
142,368	Corporate Office Properties Trust REIT	3,193,314
232,381	Essential Properties Realty Trust, Inc. REIT	3,838,934
385,139	Independence Realty Trust, Inc. REIT	4,679,439
35,293	PS Business Parks, Inc. REIT	4,024,461

		22,428,162

	Retailing - 2.8%
91,656	Floor & Decor Holdings, Inc. Class A*	6,690,888
163,192	Foot Locker, Inc.	6,018,521
4,700	Leslie’s, Inc.*	103,259
18,661	Lithia Motors, Inc. Class A	4,284,006
61,624	Shutterstock, Inc.	4,033,291
6,822	Stamps.com, Inc.*	1,522,943

		22,652,908

	Semiconductors & Semiconductor Equipment - 4.6%
191,121	Axcelis Technologies, Inc.*	4,218,041
72,094	Cirrus Logic, Inc.*	4,965,114
199,829	Cohu, Inc.	4,342,284
66,137	First Solar, Inc.*	5,756,895
196,359	FormFactor, Inc.*	5,566,778
104,581	Power Integrations, Inc.	6,296,822
72,132	Synaptics, Inc.*	5,530,360

		36,676,294

	Software & Services - 15.2%
94,719	Alarm.com Holdings, Inc.*	5,524,959
88,802	Blackbaud, Inc.	4,381,491
29,403	CACI International, Inc. Class A*	6,131,408
109,774	Digital Turbine, Inc.*	3,146,123
42,802	Everbridge, Inc.*	4,480,941
86,145	ExlService Holdings, Inc.*	6,524,622
51,968	Five9, Inc.*	7,884,585
105,757	LiveRamp Holdings, Inc.*	6,989,480
55,127	Manhattan Associates, Inc.*	4,713,359
176,361	Medallia, Inc.*	5,017,470
135,995	Mimecast Ltd.*	5,196,369
23,601	Paylocity Holding Corp.*	4,378,458
37,933	Pegasystems, Inc.	4,395,676
158,631	Perficient, Inc.*	6,211,990

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 15.2% - (continued)
78,826	Q2 Holdings, Inc.*	$7,192,084
123,244	Rapid7, Inc.*	7,632,501
168,719	Repay Holdings Corp.*	3,801,239
70,682	Science Applications International Corp.	5,397,984
111,702	Sprout Social, Inc. Class A*	4,881,377
294,161	SVMK, Inc.*	6,156,790
48,188	Varonis Systems, Inc.*	5,569,087
584,650	Verra Mobility Corp.*(1)	5,618,487

		121,226,480

	Technology Hardware & Equipment - 2.0%
164,992	CTS Corp.	4,560,379
96,466	Insight Enterprises, Inc.*	5,146,461
76,442	Lumentum Holdings, Inc.*	6,320,989

		16,027,829

	Telecommunication Services - 0.4%
18,298	Bandwidth, Inc. Class A*	2,934,176

	Transportation - 0.4%
215,476	Marten Transport Ltd.	3,306,479

	Total Common Stocks (cost $623,014,762)	$796,028,979

SHORT-TERM INVESTMENTS - 1.6%
	Repurchase Agreements - 0.3%
2,555,212	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $2,555,225; collateralized by U.S. Treasury Notes at 0.750%, maturing 07/15/2028, with a market value of $2,606,384	$2,555,212

	Securities Lending Collateral - 1.3%
10,149,792	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(2)	10,149,792
10,244	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	10,244

		10,160,036

	Total Short-Term Investments (cost $12,715,248)	$12,715,248

Total Investments (cost $635,730,010)	101.1%	$808,744,227
Other Assets and Liabilities	(1.1)%	(8,723,276)

Total Net Assets	100.0%	$800,020,951

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,647,654	$17,647,654	$—	$—
Banks	21,912,929	21,912,929	—	—
Capital Goods	69,683,645	69,683,645	—	—
Commercial & Professional Services	29,203,640	29,203,640	—	—
Consumer Durables & Apparel	53,245,147	53,245,147	—	—
Consumer Services	27,065,591	27,065,591	—	—
Diversified Financials	16,173,575	16,173,575	—	—
Food & Staples Retailing	5,971,321	5,971,321	—	—
Food, Beverage & Tobacco	17,002,163	17,002,163	—	—
Health Care Equipment & Services	100,797,757	100,797,757	—	—
Household & Personal Products	3,993,658	3,993,658	—	—
Insurance	9,980,501	9,980,501	—	—
Materials	23,700,753	23,700,753	—	—
Media & Entertainment	9,498,057	9,498,057	—	—
Pharmaceuticals, Biotechnology & Life Sciences	164,900,260	164,900,260	—	—
Real Estate	22,428,162	22,428,162	—	—
Retailing	22,652,908	22,652,908	—	—
Semiconductors & Semiconductor Equipment	36,676,294	36,676,294	—	—
Software & Services	121,226,480	121,226,480	—	—
Technology Hardware & Equipment	16,027,829	16,027,829	—	—
Telecommunication Services	2,934,176	2,934,176	—	—
Transportation	3,306,479	3,306,479	—	—
Short-Term Investments	12,715,248	10,160,036	2,555,212	—

Total	$808,744,227	$806,189,015	$2,555,212	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

69

Hartford Small Cap Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Banks - 23.8%
55,761	Bank OZK	$1,381,757
153,302	Cadence Bancorp	1,720,048
18,661	Federal Agricultural Mortgage Corp. Class C	1,205,314
64,307	First Hawaiian, Inc.	1,109,939
37,999	First Interstate BancSystem, Inc. Class A	1,341,365
154,411	FNB Corp.	1,167,347
82,851	Great Western Bancorp, Inc.	1,076,235
65,095	Hilltop Holdings, Inc.	1,484,817
91,699	Home BancShares, Inc.	1,522,203
54,658	Pacific Premier Bancorp, Inc.	1,393,779
86,343	Radian Group, Inc.	1,549,857
107,919	Sterling Bancorp	1,443,956
94,082	Umpqua Holdings Corp.	1,181,670
32,131	Western Alliance Bancorp	1,323,797

		18,902,084

	Capital Goods - 10.1%
30,253	Argan, Inc.	1,246,121
21,766	EnerSys	1,558,446
52,768	Kennametal, Inc.	1,635,808
18,044	Moog, Inc. Class A	1,125,765
57,527	nVent Electric plc	1,038,362
179,722	REV Group, Inc.	1,410,818

		8,015,320

	Commercial & Professional Services - 7.5%
111,916	BrightView Holdings, Inc.*	1,368,733
50,595	Deluxe Corp.	1,084,757
37,723	Kforce, Inc.	1,308,988
108,050	Knoll, Inc.	1,238,253
43,690	Loomis AB*	975,591

		5,976,322

	Consumer Durables & Apparel - 7.0%
48,475	Kontoor Brands, Inc.*	1,594,828
123,784	Movado Group, Inc.	1,350,483
59,903	Steven Madden Ltd.	1,438,271
17,086	Sturm Ruger & Co., Inc.	1,142,370

		5,525,952

	Consumer Services - 3.2%
38,931	Adtalem Global Education, Inc.*	912,543
52,978	Carriage Services, Inc.	1,367,362
53,031	Regis Corp.*(1)	293,792

		2,573,697

	Diversified Financials - 5.1%
102,425	Greenhill & Co., Inc.	1,324,355
180,352	Navient Corp.	1,444,620
37,664	PRA Group, Inc.*	1,285,472

		4,054,447

	Food, Beverage & Tobacco - 1.8%
114,115	Hostess Brands, Inc.*	1,442,414

	Health Care Equipment & Services - 5.6%
45,728	Envista Holdings Corp.*	1,208,134
44,025	Natus Medical, Inc.*	801,695
88,680	NextGen Healthcare, Inc.*	1,206,048
37,362	Premier, Inc. Class A	1,222,858

		4,438,735

	Household & Personal Products - 4.6%
43,237	Edgewell Personal Care Co.*	1,133,674
32,334	Energizer Holdings, Inc.	1,272,343
8,802	Medifast, Inc.	1,236,593

		3,642,610

	Insurance - 3.1%
133,033	Lancashire Holdings Ltd.	1,097,855
172,377	Third Point Reinsurance Ltd.*	1,341,093

		2,438,948

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Materials - 3.5%
22,803	Compass Minerals International, Inc.	$1,376,845
40,966	Schweitzer-Mauduit International, Inc.	1,360,071

		2,736,916

	Media & Entertainment - 1.7%
114,660	TEGNA, Inc.	1,379,360

	Real Estate - 3.0%
138,126	CoreCivic, Inc. REIT	885,388
126,042	Pebblebrook Hotel Trust REIT	1,509,983

		2,395,371

	Retailing - 2.6%
41,386	Children’s Place, Inc.(1)	1,045,824
122,189	Michaels Cos., Inc.*	990,953

		2,036,777

	Semiconductors & Semiconductor Equipment - 4.5%
47,550	Ichor Holdings Ltd.*	1,106,013
35,839	Silicon Motion Technology Corp. ADR	1,352,564
52,085	Tower Semiconductor Ltd.*	1,098,993

		3,557,570

	Software & Services - 3.1%
27,746	CSG Systems International, Inc.	1,051,019
114,916	Xperi Holding Corp.	1,424,958

		2,475,977

	Technology Hardware & Equipment - 4.9%
131,795	Avid Technology, Inc.*	1,228,329
23,519	InterDigital, Inc.	1,316,594
69,926	Plantronics, Inc.	1,364,955

		3,909,878

	Utilities - 2.2%
44,366	Portland General Electric Co.	1,743,584

	Total Common Stocks (cost $80,169,656)	$77,245,962

EXCHANGE-TRADED FUNDS - 2.5%
	Other Investment Pools & Funds - 2.5%
19,125	iShares Russell 2000 Value ETF(1)	$1,969,684

	Total Exchange-Traded Funds (cost $1,902,621)	$1,969,684

	Total Long-Term Investments (cost $82,072,277)	$79,215,646

SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 0.5%
354,275	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $354,277; collateralized by U.S. Treasury Note at 2.25%, maturing 11/15/2027, with a market value of $361,448.	$354,275

	Securities Lending Collateral - 2.2%
1,748,341	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(2)	1,748,341
1,764	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	1,764

		1,750,105

	Total Short-Term Investments (cost $2,104,380)	$2,104,380

Total Investments (cost $84,176,657)	102.5%	$81,320,026
Other Assets and Liabilities	(2.5)%	(1,955,752)

Total Net Assets	100.0%	$79,364,274

The accompanying notes are an integral part of these financial statements.

70

Hartford Small Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$18,902,084	$18,902,084	$—	$—
Capital Goods	8,015,320	8,015,320	—	—
Commercial & Professional Services	5,976,322	5,976,322	—	—
Consumer Durables & Apparel	5,525,952	5,525,952	—	—
Consumer Services	2,573,697	2,573,697	—	—
Diversified Financials	4,054,447	4,054,447	—	—
Food, Beverage & Tobacco	1,442,414	1,442,414	—	—
Health Care Equipment & Services	4,438,735	4,438,735	—	—
Household & Personal Products	3,642,610	3,642,610	—	—
Insurance	2,438,948	1,341,093	1,097,855	—
Materials	2,736,916	2,736,916	—	—
Media & Entertainment	1,379,360	1,379,360	—	—
Real Estate	2,395,371	2,395,371	—	—
Retailing	2,036,777	2,036,777	—	—
Semiconductors & Semiconductor Equipment	3,557,570	3,557,570	—	—
Software & Services	2,475,977	2,475,977	—	—
Technology Hardware & Equipment	3,909,878	3,909,878	—	—
Utilities	1,743,584	1,743,584	—	—
Exchange-Traded Funds	1,969,684	1,969,684	—	—
Short-Term Investments	2,104,380	1,750,105	354,275	—

Total	$81,320,026	$79,867,896	$1,452,130	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

71

The Hartford Small Company Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.0%
	Automobiles & Components - 2.1%
89,821	Fox Factory Holding Corp.*	$7,552,150
90,812	Thor Industries, Inc.	7,680,879

		15,233,029

	Banks - 2.3%
574,644	Sterling Bancorp	7,688,737
228,899	Western Alliance Bancorp	9,430,639

		17,119,376

	Capital Goods - 12.6%
161,895	Advanced Drainage Systems, Inc.	10,269,000
150,987	Argan, Inc.	6,219,155
52,030	Axon Enterprise, Inc.*	5,145,767
196,430	BMC Stock Holdings, Inc.*	7,776,664
38,651	Chart Industries, Inc.*	3,264,077
181,219	Comfort Systems USA, Inc.	8,299,830
96,728	Curtiss-Wright Corp.	8,159,974
179,077	ITT, Inc.	10,835,949
239,965	Kennametal, Inc.	7,438,915
109,406	Kornit Digital Ltd.*	7,365,212
359,760	Rexnord Corp.	11,541,101
167,904	Rush Enterprises, Inc. Class A	6,017,679

		92,333,323

	Commercial & Professional Services - 2.7%
100,897	Tetra Tech, Inc.	10,181,516
142,575	TriNet Group, Inc.*	9,826,269

		20,007,785

	Consumer Durables & Apparel - 7.9%
134,631	BRP, Inc.	7,271,670
39,855	Cavco Industries, Inc.*	6,860,640
128,647	Century Communities, Inc.*	4,996,649
72,788	iRobot Corp.*(1)	5,792,469
72,114	Polaris, Inc.	6,552,278
299,554	Skyline Champion Corp.*	7,683,560
378,204	Wolverine World Wide, Inc.	10,086,701
165,391	YETI Holdings, Inc.*	8,183,547

		57,427,514

	Consumer Services - 3.5%
185,140	Chegg, Inc.*	13,596,681
86,022	DraftKings, Inc. Class A*	3,045,179
94,613	Penn National Gaming, Inc.*	5,107,210
63,811	Planet Fitness, Inc. Class A*	3,782,078

		25,531,148

	Diversified Financials - 2.8%
148,314	Ares Management Corp. Class A	6,273,682
42,632	Hamilton Lane, Inc. Class A	2,971,451
155,866	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,522,992
144,017	PRA Group, Inc.*	4,915,300

		20,683,425

	Food, Beverage & Tobacco - 0.9%
6,002	Boston Beer Co., Inc. Class A*	6,237,158

	Health Care Equipment & Services - 8.4%
101,791	1Life Healthcare, Inc.*	2,871,524
125,516	Globus Medical, Inc. Class A*	6,541,894
193,039	Health Catalyst, Inc.*	6,655,985
61,744	Hill-Rom Holdings, Inc.	5,623,026
52,872	Insulet Corp.*	11,750,802
44,262	LHC Group, Inc.*	9,584,936
65,059	Omnicell, Inc.*	5,630,856
115,475	Tandem Diabetes Care, Inc.*	12,586,775

		61,245,798

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.0% - (continued)
	Insurance - 0.9%
139,680	James River Group Holdings Ltd.	$6,527,246

	Materials - 0.8%
103,793	Ingevity Corp.*	5,696,160

	Media & Entertainment - 0.8%
77,264	Cardlytics, Inc.*(1)	5,703,629

	Pharmaceuticals, Biotechnology & Life Sciences - 17.7%
41,072	Acceleron Pharma, Inc.*	4,295,310
56,692	Allakos, Inc.*(1)	5,393,110
176,049	ALX Oncology Holdings, Inc.*	6,955,696
427,441	Amicus Therapeutics, Inc.*	7,621,273
87,495	Apellis Pharmaceuticals, Inc.*	2,791,090
46,319	Arena Pharmaceuticals, Inc.*	3,970,465
40,490	Ascendis Pharma A/S ADR*	6,614,041
51,343	Blueprint Medicines Corp.*	5,251,362
70,720	ChemoCentryx, Inc.*	3,394,560
125,362	Constellation Pharmaceuticals, Inc.*	2,459,602
170,000	Freeline Therapeutics Holdings plc ADR*	2,942,700
75,378	Global Blood Therapeutics, Inc.*	3,985,989
281,276	Heron Therapeutics, Inc.*(1)	4,587,612
664,886	ImmunoGen, Inc.*	3,749,957
119,109	Iovance Biotherapeutics, Inc.*	4,249,809
100,196	Kodiak Sciences, Inc.*	9,098,799
157,946	Mersana Therapeutics, Inc.*	2,846,187
46,271	Mirati Therapeutics, Inc.*	10,047,285
102,890	NanoString Technologies, Inc.*	3,770,918
110,914	PTC Therapeutics, Inc.*	5,788,602
69,816	RAPT Therapeutics, Inc.*	2,006,512
20,156	Reata Pharmaceuticals, Inc. Class A*	2,352,407
179,436	Revance Therapeutics, Inc.*	4,643,804
147,869	TG Therapeutics, Inc.*	3,736,650
68,916	Turning Point Therapeutics, Inc.*	6,353,366
156,235	UroGen Pharma Ltd.*(1)	3,518,412
163,472	Y-mAbs Therapeutics, Inc.*	6,986,793

		129,412,311

	Real Estate - 1.3%
305,785	Essential Properties Realty Trust, Inc. REIT	5,051,568
109,225	Redfin Corp.*	4,562,328

		9,613,896

	Retailing - 4.8%
3,136,600	Allstar Co.(3)(4)(7)	2,634,744
97,593	Five Below, Inc.*	13,013,051
127,621	Floor & Decor Holdings, Inc. Class A*	9,316,333
103,797	Ollie’s Bargain Outlet Holdings, Inc.*	9,039,681
26,907	Tory Burch LLC*(2)(3)(4)	1,110,201

		35,114,010

	Semiconductors & Semiconductor Equipment - 5.3%
67,408	ACM Research, Inc. Class A*	4,743,501
76,107	Entegris, Inc.	5,690,520
116,552	First Solar, Inc.*	10,145,269
69,233	MKS Instruments, Inc.	7,504,165
489,915	Tower Semiconductor Ltd.*	10,337,207

		38,420,662

	Software & Services - 13.8%
194,094	2U, Inc.*	7,152,364
208,043	Digital Turbine, Inc.*	5,962,512
86,821	Endava plc ADR*	5,547,862
53,593	Five9, Inc.*	8,131,130
26,389	HubSpot, Inc.*	7,654,657
86,443	j2 Global, Inc.*	5,867,751
150,332	LiveRamp Holdings, Inc.*	9,935,442
81,288	Manhattan Associates, Inc.*	6,950,124
150,721	Mimecast Ltd.*	5,759,049

The accompanying notes are an integral part of these financial statements.

72

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.0% - (continued)
	Software & Services - 13.8% - (continued)
183,427	PagerDuty, Inc.*(1)	$4,970,872
47,853	Paylocity Holding Corp.*	8,877,688
168,956	Perficient, Inc.*	6,616,317
75,262	Q2 Holdings, Inc.*	6,866,905
173,706	Rapid7, Inc.*	10,757,613

		101,050,286

	Technology Hardware & Equipment - 2.8%
165,343	II-VI, Inc.*	7,518,146
60,446	Lumentum Holdings, Inc.*	4,998,280
70,059	Novanta, Inc.*	7,616,814

		20,133,240

	Telecommunication Services - 1.3%
60,840	Bandwidth, Inc. Class A*	9,755,998

	Transportation - 1.3%
63,004	Saia, Inc.*	9,303,171

	Total Common Stocks (cost $519,803,203)	$686,549,165

EXCHANGE-TRADED FUNDS - 3.0%
	Other Investment Pools & Funds - 3.0%
97,571	iShares Russell Growth ETF(1)	$21,774,920

	Total Exchange-Traded Funds (cost $20,556,552)	$21,774,920

CONVERTIBLE PREFERRED STOCKS - 0.3%
	Retailing - 0.3%
47,489	Honest Co., Inc. Series D*(2)(3)(4)	$1,956,547

	Total Convertible Preferred Stocks (cost $2,172,859)	$1,956,547

ESCROWS - 0.0%(5)
	Software & Services - 0.0%
98,033	Veracode, Inc.*(2)(3)(4)	$65,780

	Total Escrows (cost $—)	$65,780

	Total Long-Term Investments (cost $542,532,614)	$710,346,412

SHORT-TERM INVESTMENTS - 4.8%
	Repurchase Agreements - 1.7%
12,803,053	Fixed Income Clearing Corp. Repurchase Agreement dated 10/30/2020 at 0.060%, due on 11/02/2020 with a maturity value of $12,803,117; collateralized by U.S. Treasury Note at 2.250%, maturing 11/15/2027, with a market value of $13,059,211	$12,803,053

	Securities Lending Collateral - 3.1%
22,579,929	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(6)	22,579,929
22,789	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)	22,789

		22,602,718

	Total Short-Term Investments (cost $35,405,771)	$35,405,771

Total Investments (cost $577,938,385)	102.1%	$745,752,183

Other Assets and Liabilities	(2.1)%	(15,535,770)

Total Net Assets	100.0%	$730,216,413

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $5,767,272, which represented 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $5,767,272 or 0.8% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	3,136,600	$1,364,479	$2,634,744
08/2015	Honest Co., Inc. Series D Convertible Preferred	47,489	2,172,859	1,956,547
11/2013	Tory Burch LLC	26,907	2,108,912	1,110,201
04/2017	Veracode, Inc.	98,033	—	65,780

			$5,646,250	$5,767,272

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

(7)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

73

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$15,233,029	$15,233,029	$—	$—
Banks	17,119,376	17,119,376	—	—
Capital Goods	92,333,323	92,333,323	—	—
Commercial & Professional Services	20,007,785	20,007,785	—	—
Consumer Durables & Apparel	57,427,514	57,427,514	—	—
Consumer Services	25,531,148	25,531,148	—	—
Diversified Financials	20,683,425	20,683,425	—	—
Food, Beverage & Tobacco	6,237,158	6,237,158	—	—
Health Care Equipment & Services	61,245,798	61,245,798	—	—
Insurance	6,527,246	6,527,246	—	—
Materials	5,696,160	5,696,160	—	—
Media & Entertainment	5,703,629	5,703,629	—	—
Pharmaceuticals, Biotechnology & Life Sciences	129,412,311	129,412,311	—	—
Real Estate	9,613,896	9,613,896	—	—
Retailing	35,114,010	31,369,065	2,634,744	1,110,201
Semiconductors & Semiconductor Equipment	38,420,662	38,420,662	—	—
Software & Services	101,050,286	101,050,286	—	—
Technology Hardware & Equipment	20,133,240	20,133,240	—	—
Telecommunication Services	9,755,998	9,755,998	—	—
Transportation	9,303,171	9,303,171	—	—
Exchange-Traded Funds	21,774,920	21,774,920	—	—
Convertible Preferred Stocks	1,956,547	—	—	1,956,547
Escrows	65,780	—	—	65,780
Short-Term Investments	35,405,771	22,602,718	12,803,053	—

Total	$745,752,183	$727,181,858	$15,437,797	$3,132,528

(1)

For the year ended October 31, 2020, investments valued at $721,418 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input and there were no transfers in to Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

74

Hartford Domestic Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
S&P	Standard & Poor’s

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

75

Hartford Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2020

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund
Assets:
Investments in securities, at market value(1)	$6,265,796,349	$8,333,186,070	$8,901,241,526	$3,633,574,433
Repurchase agreements	77,872,403	153,723,081	180,291,484	24,913,579
Cash	34,137,745	67,035,341	79,308,189	10,864,611
Cash collateral held for securities on loan	700,269	—	—	—
Foreign currency	1,253	—	—	541,492
Receivables:
Investment securities sold	38,329,006	4,298,893	6,014,870	18,555,001
Fund shares sold	1,138,333	44,184,112	23,475,013	8,829,226
Dividends and interest	3,199,874	8,735,279	14,709,657	5,146,241
Securities lending income	37,927	—	119	118
Variation margin on futures contracts	3,946,827	4,831,998	—	—
Tax reclaims	610,182	—	1,646,508	1,596,093
Other assets	116,605	269,002	272,185	128,265

Total assets	6,425,886,773	8,616,263,776	9,206,959,551	3,704,149,059

Liabilities:
Obligation to return securities lending collateral	14,005,385	—	—	—
Payables:
Investment securities purchased	43,952,370	10,342,676	—	4,385,143
Fund shares redeemed	5,280,409	9,149,730	11,153,129	4,771,517
Investment management fees	3,794,606	2,510,885	4,901,068	2,034,710
Transfer agent fees	1,079,305	788,755	1,020,504	456,636
Accounting services fees	79,871	105,356	113,371	45,954
Board of Directors’ fees	25,704	27,431	35,020	14,982
Distribution fees	227,278	132,763	171,578	93,196
Accrued expenses	484,728	453,749	674,625	301,734

Total liabilities	68,929,656	23,511,345	18,069,295	12,103,872

Net assets	$6,356,957,117	$8,592,752,431	$9,188,890,256	$3,692,045,187

Summary of Net Assets:
Capital stock and paid-in-capital	$5,056,809,285	$6,644,607,298	$6,853,374,097	$3,037,413,153
Distributable earnings (loss)	1,300,147,832	1,948,145,133	2,335,516,159	654,632,034

Net assets	$6,356,957,117	$8,592,752,431	$9,188,890,256	$3,692,045,187

Shares authorized	1,540,000,000	825,000,000	1,175,000,000	675,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$38.39	$36.04	$24.26	$17.55

Maximum offering price per share	$40.62	$38.14	$25.67	$18.57

Shares outstanding	120,997,155	31,659,287	139,583,976	77,809,160

Net Assets	$4,645,676,559	$1,140,993,988	$3,385,906,740	$1,365,895,157

Class C: Net asset value per share	$27.45	$32.62	$23.31	$17.46

Shares outstanding	6,459,517	13,612,181	5,937,491	10,991,890

Net Assets	$177,309,072	$443,989,298	$138,431,128	$191,916,728

Class I: Net asset value per share	$38.66	$36.16	$24.12	$17.44

Shares outstanding	15,107,544	81,219,126	69,718,154	56,080,307

Net Assets	$584,047,831	$2,936,717,868	$1,681,760,617	$977,949,937

Class R3: Net asset value per share	$43.14	$36.54	$24.65	$17.59

Shares outstanding	983,973	1,277,190	2,217,136	1,807,052

Net Assets	$42,448,890	$46,674,283	$54,641,774	$31,778,493

Class R4: Net asset value per share	$44.91	$37.20	$24.84	$17.62

Shares outstanding	728,868	4,550,279	3,313,133	2,349,379

Net Assets	$32,731,887	$169,266,695	$82,299,383	$41,385,986

Class R5: Net asset value per share	$45.94	$36.44	$24.95	$17.71

Shares outstanding	744,262	5,179,440	7,128,739	3,180,335

Net Assets	$34,188,283	$188,737,580	$177,851,256	$56,329,069

The accompanying notes are an integral part of these financial statements.

76

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund
Class R6: Net asset value per share	$46.27	$36.62	$24.95	$17.76

Shares outstanding	270,851	20,371,396	7,858,407	3,122,213

Net Assets	$12,531,266	$746,017,707	$196,064,929	$55,447,628

Class Y: Net asset value per share	$46.24	$36.60	$24.95	$17.76

Shares outstanding	2,230,782	18,269,217	29,478,704	4,594,475

Net Assets	$103,151,672	$668,654,738	$735,617,825	$81,614,736

Class F: Net asset value per share	$38.66	$36.19	$24.10	$17.44

Shares outstanding	18,747,899	62,217,935	113,522,590	51,024,560

Net Assets	$724,871,657	$2,251,700,274	$2,736,316,604	$889,727,453

Cost of investments	$5,337,210,426	$6,536,334,717	$6,967,892,409	$3,064,879,795
Cost of foreign currency	$1,241	$—	$—	$541,798

(1) Includes Investment in securities on loan, at market value	$12,892,695	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

77

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund
Assets:
Investments in securities, at market value(1)	$6,251,620,083	$1,470,725,837	$11,825,057,281	$596,054,698
Repurchase agreements	106,171,930	17,074,447	824,405	1,161,266
Investments in affiliated investments, at market value	—	—	1,240,114,318	—
Cash	47,596,946	7,455,078	356,505	506,974
Cash collateral held for securities on loan	1,411,841	710,094	4,462,042	—
Foreign currency	20	18	—	—
Receivables:
Investment securities sold	102,990,055	—	38,661,494	3,626,736
Fund shares sold	11,051,911	681,438	13,705,982	879,075
Dividends and interest	830,784	984,853	1,429,302	160,695
Securities lending income	51,655	10,350	34,365	358
Tax reclaims	407,216	194,093	—	—
Other assets	148,614	74,625	239,614	52,540

Total assets	6,522,281,055	1,497,910,833	13,124,885,308	602,442,342

Liabilities:
Obligation to return securities lending collateral	28,236,824	14,201,882	89,240,840	—
Payables:
Investment securities purchased	85,564,619	13,698,746	26,924,057	826,039
Fund shares redeemed	7,916,736	2,748,595	28,862,057	1,165,241
Investment management fees	4,039,982	1,107,492	8,133,169	384,555
Transfer agent fees	798,824	270,955	1,733,456	95,936
Accounting services fees	80,337	18,243	161,257	7,360
Board of Directors’ fees	20,923	5,468	52,372	2,488
Distribution fees	187,573	58,202	193,799	12,489
Accrued expenses	328,009	132,662	1,423,989	170,452

Total liabilities	127,173,827	32,242,245	156,724,996	2,664,560

Net assets	$6,395,107,228	$1,465,668,588	$12,968,160,312	$599,777,782

Summary of Net Assets:
Capital stock and paid-in-capital	$3,878,706,203	$1,001,227,147	$9,729,103,957	$623,873,126
Distributable earnings (loss)	2,516,401,025	464,441,441	3,239,056,355	(24,095,344)

Net assets	$6,395,107,228	$1,465,668,588	$12,968,160,312	$599,777,782

Shares authorized	19,850,000,000	485,000,000	1,105,000,000	475,000,000

Par value	$0.0001	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$54.65	$40.91	$30.63	$12.21

Maximum offering price per share	$57.83	$43.29	$32.41	$12.92

Shares outstanding	53,780,676	18,243,158	88,950,902	20,078,527

Net Assets	$2,939,376,054	$746,241,687	$2,724,316,316	$245,111,692

Class C: Net asset value per share	$26.47	$31.63	$20.34	$9.66

Shares outstanding	12,171,673	4,420,668	18,681,407	987,228

Net Assets	$322,226,227	$139,847,201	$380,033,415	$9,533,262

Class I: Net asset value per share	$58.51	$43.53	$31.87	$12.36

Shares outstanding	29,434,477	8,648,856	121,379,951	1,596,169

Net Assets	$1,722,099,656	$376,518,115	$3,867,925,274	$19,721,564

Class R3: Net asset value per share	$54.41	$41.90	$34.38	$12.91

Shares outstanding	879,959	742,003	2,676,465	411,766

Net Assets	$47,880,108	$31,090,173	$92,022,685	$5,317,453

Class R4: Net asset value per share	$58.79	$44.63	$36.18	$13.21

Shares outstanding	1,206,237	561,944	5,669,196	670,294

Net Assets	$70,918,280	$25,077,788	$205,114,118	$8,856,532

Class R5: Net asset value per share	$62.69	$47.24	$37.58	$13.44

Shares outstanding	369,571	231,523	9,894,283	105,882

Net Assets	$23,170,080	$10,936,937	$371,791,275	$1,423,022

The accompanying notes are an integral part of these financial statements.

78

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund
Class R6: Net asset value per share	$64.01	$47.99	$38.09	$—

Shares outstanding	633,639	80,962	46,192,753	—

Net Assets	$40,558,620	$3,885,480	$1,759,581,052	$—

Class Y: Net asset value per share	$63.96	$47.95	$38.02	$13.47

Shares outstanding	6,780,694	2,028,384	30,102,599	743,105

Net Assets	$433,672,074	$97,263,371	$1,144,623,929	$10,009,406

Class F: Net asset value per share	$58.77	$43.70	$32.00	$12.36

Shares outstanding	13,531,763	796,490	75,705,926	24,255,252

Net Assets	$795,206,129	$34,807,836	$2,422,752,248	$299,804,851

Cost of investments	$4,774,546,903	$1,203,197,130	$9,787,647,437	$581,455,556
Cost of affiliated investments	$—	$—	$1,461,281,048	$—
Cost of foreign currency	$20	$18	$—	$—

(1) Includes Investment in securities on loan, at market value	$36,965,203	$13,609,564	$109,657,728	$—

The accompanying notes are an integral part of these financial statements.

79

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$167,830,159	$806,189,015	$80,965,751	$730,314,386
Repurchase agreements	1,505,191	2,555,212	354,275	12,803,053
Investments in affiliated investments, at market value	—	—	—	2,634,744
Cash	676,258	1,117,382	155,259	5,598,264
Cash collateral held for securities on loan	—	534,739	92,111	1,189,617
Foreign currency	7	—	—	—
Receivables:
From affiliates	22,108	—	10,497	4,649
Investment securities sold	—	4,528,829	846,960	5,760,281
Fund shares sold	24,565	334,938	20,234	834,875
Dividends and interest	314,513	262,726	38,855	121,410
Securities lending income	—	2,155	419	15,328
Tax reclaims	51,979	—	—	—
Other assets	50,789	63,030	50,663	71,080

Total assets	170,475,569	815,588,026	82,535,024	759,347,687

Liabilities:
Obligation to return securities lending collateral	—	10,694,775	1,842,216	23,792,335
Payables:
Investment securities purchased	—	3,263,289	1,164,181	3,533,716
Fund shares redeemed	744,520	808,984	73,713	998,084
Investment management fees	68,138	510,305	47,198	510,270
Transfer agent fees	53,072	135,015	14,584	115,705
Accounting services fees	2,117	9,882	943	8,919
Board of Directors’ fees	738	3,610	332	2,482
Distribution fees	6,564	12,121	1,500	19,293
Accrued expenses	43,184	129,094	26,083	150,470

Total liabilities	918,333	15,567,075	3,170,750	29,131,274

Net assets	$169,557,236	$800,020,951	$79,364,274	$730,216,413

Summary of Net Assets:
Capital stock and paid-in-capital	$163,891,027	$570,095,016	$90,685,089	$488,309,764
Distributable earnings (loss)	5,666,209	229,925,935	(11,320,815)	241,906,649

Net assets	$169,557,236	$800,020,951	$79,364,274	$730,216,413

Shares authorized	22,100,000,000	22,100,000,000	860,000,000	525,000,000

Par value	$0.0001	$0.0001	$0.0010	$0.0010

Class A: Net asset value per share	$18.61	$51.35	$8.29	$25.50

Maximum offering price per share	$19.69	$54.34	$8.77	$26.98

Shares outstanding	7,530,559	3,864,502	3,980,478	15,276,258

Net Assets	$140,154,057	$198,429,981	$32,995,545	$389,496,289

Class C: Net asset value per share	$15.78	$34.22	$7.12	$15.97

Shares outstanding	232,762	360,094	283,714	567,304

Net Assets	$3,672,675	$12,323,417	$2,019,841	$9,058,125

Class I: Net asset value per share	$18.37	$54.23	$8.31	$27.31

Shares outstanding	594,799	1,819,603	350,777	1,311,135

Net Assets	$10,926,656	$98,673,398	$2,915,230	$35,806,111

Class R3: Net asset value per share	$18.92	$50.47	$8.62	$28.02

Shares outstanding	45,192	148,296	52,991	500,143

Net Assets	$854,913	$7,484,736	$456,530	$14,012,918

Class R4: Net asset value per share	$19.13	$53.64	$8.76	$30.22

Shares outstanding	203,132	581,079	3,474	442,170

Net Assets	$3,886,636	$31,168,711	$30,436	$13,362,959

Class R5: Net asset value per share	$19.32	$57.10	$8.74	$32.33

Shares outstanding	11,397	1,256,715	1,099	121,740

Net Assets	$220,232	$71,753,500	$9,603	$3,936,384

The accompanying notes are an integral part of these financial statements.

80

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class R6: Net asset value per share	$19.38	$58.07	$8.74	$33.12

Shares outstanding	25,024	1,383,201	27,462	46,200

Net Assets	$485,028	$80,327,403	$240,117	$1,530,093

Class Y: Net asset value per share	$19.35	$58.07	$8.73	$33.07

Shares outstanding	19,744	4,399,395	28,626	603,430

Net Assets	$382,042	$255,483,948	$249,872	$19,956,447

Class F: Net asset value per share	$18.31	$54.48	$8.31	$27.49

Shares outstanding	490,060	814,489	4,864,485	8,842,874

Net Assets	$8,974,997	$44,375,857	$40,447,100	$243,057,087

Cost of investments	$164,759,654	$635,730,010	$84,176,657	$576,573,906
Cost of investments in affiliated investment companies	$—	$—	$—	$1,364,479
Cost of foreign currency	$7	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$—	$10,469,863	$1,790,215	$22,999,926

The accompanying notes are an integral part of these financial statements.

81

Hartford Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2020

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund
Investment Income:
Dividends	$99,864,888	$104,932,039	$234,277,298	$111,909,187
Interest	853,973	1,496,383	2,001,738	416,817
Securities lending	1,030,093	177,870	4,666	27,940
Less: Foreign tax withheld	(149,098)	—	(2,005,806)	(1,577,676)

Total investment income, net	101,599,856	106,606,292	234,277,896	110,776,268

Expenses:
Investment management fees	43,502,742	23,982,045	54,488,076	23,723,530
Transfer agent fees
Class A	5,597,869	1,022,164	3,797,189	1,388,736
Class C	325,041	378,574	233,945	253,318
Class I	526,129	2,003,719	1,220,306	802,637
Class R3	99,860	77,650	123,816	73,126
Class R4	53,171	244,022	150,244	68,815
Class R5	39,464	205,277	183,350	71,131
Class R6	2,293	16,412	6,224	2,195
Class Y	143,993	539,469	664,220	93,232
Class F	4,326	10,243	19,054	12,957
Distribution fees
Class A	11,618,719	2,513,805	8,784,299	3,615,052
Class C	2,223,791	4,114,748	1,693,321	2,442,621
Class R3	228,154	198,224	294,835	182,774
Class R4	87,540	392,660	240,246	117,922
Custodian fees	36,744	22,212	35,168	18,220
Registration and filing fees	163,628	507,252	350,383	191,761
Accounting services fees	1,038,904	1,082,855	1,341,516	590,365
Board of Directors’ fees	198,025	232,331	277,603	116,170
Audit and tax fees	44,622	20,960	22,090	20,422
Other expenses	860,588	912,071	1,245,198	563,704

Total expenses (before waivers, reimbursements and fees paid indirectly)	66,795,603	38,476,693	75,171,083	34,348,688

Transfer agent fee waivers	(72,277)	(121,421)	(359,427)	(41,632)
Distribution fee reimbursements	(181,165)	(88,477)	(82,490)	(10,502)
Commission recapture	(63,860)	(37,833)	(28,093)	(19,688)

Total waivers, reimbursements and fees paid indirectly	(317,302)	(247,731)	(470,010)	(71,822)

Total expenses, net	66,478,301	38,228,962	74,701,073	34,276,866

Net Investment Income (Loss)	35,121,555	68,377,330	159,576,823	76,499,402

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	314,392,099	(76,820,380)	194,601,688	41,216,861
Futures contracts	7,584,431	22,139,276	—	—
Other foreign currency transactions	21,835	—	(51,583)	(26,185)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	321,998,365	(54,681,104)	194,550,105	41,190,676

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	178,137,084	766,626,069	(496,987,234)	(294,587,064)
Futures contracts	(3,525,277)	(3,628,070)	—	—
Translation of other assets and liabilities in foreign currencies	28,429	—	—	113,878

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	174,640,236	762,997,999	(496,987,234)	(294,473,186)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	496,638,601	708,316,895	(302,437,129)	(253,282,510)

Net Increase (Decrease) in Net Assets Resulting from Operations	$531,760,156	$776,694,225	$(142,860,306)	$(176,783,108)

The accompanying notes are an integral part of these financial statements.

82

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund
Investment Income:
Dividends	$19,235,984	$13,132,507	$109,196,679	$11,491,867
Dividends from affiliated investments	—	—	2,418,446	—
Interest	473,424	146,319	174,315	101,060
Securities lending	2,928,202	162,695	758,643	7,147
Less: Foreign tax withheld	—	(181,386)	(51,612)	(38,037)

Total investment income, net	22,637,610	13,260,135	112,496,471	11,562,037

Expenses:
Investment management fees	36,895,406	11,951,374	95,036,863	4,670,532
Transfer agent fees
Class A	2,647,253	927,159	3,101,950	519,406
Class C	321,588	196,457	532,417	26,696
Class I	1,306,452	322,540	5,484,354	23,236
Class R3	86,555	68,852	208,042	14,212
Class R4	93,470	40,162	384,981	16,935
Class R5	23,756	9,377	436,524	1,504
Class R6	1,211	124	70,095	—
Class Y	177,253	87,338	1,458,213	11,771
Class F	5,940	1,202	26,440	5,877
Distribution fees
Class A	6,083,567	1,811,349	6,801,824	681,820
Class C	2,927,640	1,420,669	4,332,036	124,800
Class R3	221,041	167,265	472,493	32,281
Class R4	164,264	65,876	578,027	24,889
Custodian fees	24,756	28,067	64,186	6,067
Registration and filing fees	250,212	135,689	414,836	129,892
Accounting services fees	830,856	216,704	1,971,540	99,815
Board of Directors’ fees	163,158	42,952	416,221	19,302
Audit and tax fees	41,234	22,380	23,593	19,182
Other expenses	599,933	210,032	2,596,566	281,505

Total expenses (before waivers, reimbursements and fees paid indirectly)	52,865,545	17,725,568	124,411,201	6,709,722

Transfer agent fee waivers	(90,444)	(41,587)	(1,454,925)	(4,817)
Distribution fee reimbursements	(152,051)	(23,878)	(101,258)	(5,818)
Commission recapture	(68,961)	(4,800)	(143,176)	(12,852)

Total waivers, reimbursements and fees paid indirectly	(311,456)	(70,265)	(1,699,359)	(23,487)

Total expenses, net	52,554,089	17,655,303	122,711,842	6,686,235

Net Investment Income (Loss)	(29,916,479)	(4,395,168)	(10,215,371)	4,875,802

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	1,058,589,110	203,393,837	1,856,024,240	(39,231,763)
Investments in affiliated investments	—	—	(153,261,094)	—
Other foreign currency transactions	37,550	5,099	(6)	2,784

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,058,626,660	203,398,936	1,702,763,140	(39,228,979)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	1,003,047,055	73,928,189	(733,778,772)	(52,937,572)
Investments in affiliated investments	—	—	(32,340,493)	—
Translation of other assets and liabilities in foreign currencies	24,812	12,566	—	619

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	1,003,071,867	73,940,755	(766,119,265)	(52,936,953)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,061,698,527	277,339,691	936,643,875	(92,165,932)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,031,782,048	$272,944,523	$926,428,504	$(87,290,130)

The accompanying notes are an integral part of these financial statements.

83

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$5,800,711	$5,914,537	$1,953,471	$3,061,686
Dividends from affiliated investments	—	—	—	691,539
Interest	24,046	62,111	4,556	104,634
Securities lending	—	92,773	21,996	270,470
Less: Foreign tax withheld	(65,004)	—	—	(2,438)

Total investment income, net	5,759,753	6,069,421	1,980,023	4,125,891

Expenses:
Investment management fees	837,229	6,615,245	595,198	5,135,354
Transfer agent fees
Class A	311,177	452,590	92,471	577,734
Class C	13,076	18,208	6,148	22,928
Class I	11,799	136,630	5,148	32,272
Class R3	2,132	18,806	1,119	28,356
Class R4	7,673	57,943	80	21,174
Class R5	261	85,882	14	4,028
Class R6	8	2,692	6	8
Class Y	540	324,277	372	15,115
Class F	318	508	332	4,373
Distribution fees
Class A	381,147	477,451	92,361	828,382
Class C	52,281	138,473	25,547	91,640
Class R3	4,840	42,738	2,541	66,352
Class R4	11,838	87,375	117	33,834
Custodian fees	4,710	9,037	3,696	15,752
Registration and filing fees	115,257	128,782	117,587	138,040
Accounting services fees	28,944	144,178	13,265	102,488
Board of Directors’ fees	5,250	27,411	2,466	19,884
Audit and tax fees	27,344	19,157	19,359	34,709
Other expenses	45,702	222,079	24,958	223,242

Total expenses (before waivers, reimbursements and fees paid indirectly)	1,861,526	9,009,462	1,002,785	7,395,665

Expense waivers	(208,565)	—	(96,925)	(17,848)
Transfer agent fee waivers	—	(206,467)	—	—
Distribution fee reimbursements	(7,904)	(14,314)	(3,319)	(14,647)
Commission recapture	(760)	(10,524)	(1,915)	(12,823)

Total waivers, reimbursements and fees paid indirectly	(217,229)	(231,305)	(102,159)	(45,318)

Total expenses, net	1,644,297	8,778,157	900,626	7,350,347

Net Investment Income (Loss)	4,115,456	(2,708,736)	1,079,397	(3,224,456)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions on:
Investments	(2,404,683)	76,991,681	(8,845,778)	80,689,684
Other foreign currency transactions	(3,577)	—	152	(2,081)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,408,260)	76,991,681	(8,845,626)	80,687,603

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions of:
Investments	(16,680,808)	50,280,658	(8,048,202)	107,374,719
Investments in affiliated investment companies	—	—	—	1,913,326
Translation of other assets and liabilities in foreign currencies	2,011	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(16,678,797)	50,280,658	(8,048,202)	109,288,045

Net Gain (Loss) on Investments and Foreign Currency Transactions	(19,087,057)	127,272,339	(16,893,828)	189,975,648

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,971,601)	$124,563,603	$(15,814,431)	$186,751,192

The accompanying notes are an integral part of these financial statements.

84

Hartford Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$35,121,555	$32,178,066	$68,377,330	$46,421,862
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	321,998,365	313,758,005	(54,681,104)	100,491,586
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	174,640,236	696,148,729	762,997,999	578,564,751

Net Increase (Decrease) in Net Assets Resulting from Operations	531,760,156	1,042,084,800	776,694,225	725,478,199

Distributions to Shareholders:
Class A	(233,332,626)	(706,880,408)	(22,933,276)	(32,665,488)
Class C	(16,172,531)	(77,462,288)	(8,130,633)	(13,165,205)
Class I	(33,414,797)	(107,802,788)	(50,034,683)	(58,009,690)
Class R3	(1,922,241)	(8,221,995)	(766,121)	(1,469,253)
Class R4	(1,528,792)	(6,723,975)	(3,662,366)	(6,169,265)
Class R5	(1,654,005)	(4,489,300)	(6,433,518)	(10,058,287)
Class R6	(3,567,961)	(9,472,410)	(7,619,916)	(7,010,180)
Class Y	(8,300,069)	(22,763,013)	(10,460,626)	(11,032,634)
Class F	(40,192,877)	(127,729,846)	(48,473,881)	(33,816,031)

Total distributions	(340,085,899)	(1,071,546,023)	(158,515,020)	(173,396,033)

Capital Share Transactions:
Sold	393,860,254	488,499,323	4,431,360,869	2,583,350,592
Issued on reinvestment of distributions	327,641,306	1,028,835,269	151,792,918	165,763,267
Redeemed	(1,497,856,000)	(1,724,498,541)	(2,300,491,319)	(1,079,118,925)

Net increase (decrease) from capital share transactions	(776,354,440)	(207,163,949)	2,282,662,468	1,669,994,934

Net Increase (Decrease) in Net Assets	(584,680,183)	(236,625,172)	2,900,841,673	2,222,077,100

Net Assets:
Beginning of period	6,941,637,300	7,178,262,472	5,691,910,758	3,469,833,658

End of period	$6,356,957,117	$6,941,637,300	$8,592,752,431	$5,691,910,758

The accompanying notes are an integral part of these financial statements.

85

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$159,576,823	$152,429,025	$76,499,402	$83,954,241
Net realized gain (loss) on investments and foreign currency transactions	194,550,105	261,913,493	41,190,676	251,977,418
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(496,987,234)	705,555,576	(294,473,186)	185,592,620

Net Increase (Decrease) in Net Assets Resulting from Operations	(142,860,306)	1,119,898,094	(176,783,108)	521,524,279

Distributions to Shareholders:
Class A	(160,312,321)	(376,562,728)	(123,227,802)	(139,419,928)
Class C	(7,036,533)	(22,753,711)	(20,643,364)	(27,745,387)
Class I	(56,365,416)	(95,343,423)	(79,079,559)	(106,057,518)
Class R3	(2,526,370)	(7,276,281)	(3,167,178)	(4,085,476)
Class R4	(4,441,817)	(13,533,303)	(4,104,853)	(6,151,808)
Class R5	(8,627,986)	(16,252,768)	(6,408,419)	(7,636,620)
Class R6	(6,208,413)	(9,073,108)	(4,420,613)	(3,471,599)
Class Y	(32,073,450)	(68,670,776)	(8,372,101)	(12,485,702)
Class F	(133,641,614)	(288,913,297)	(77,653,805)	(76,875,225)

Total distributions	(411,233,920)	(898,379,395)	(327,077,694)	(383,929,263)

Capital Share Transactions:
Sold	2,466,834,298	1,316,713,660	870,782,771	684,129,579
Issued on reinvestment of distributions	395,743,447	867,611,541	313,924,345	367,118,559
Redeemed	(2,162,912,714)	(1,593,432,163)	(1,064,410,832)	(1,256,628,479)

Net increase (decrease) from capital share transactions	699,665,031	590,893,038	120,296,284	(205,380,341)

Net Increase (Decrease) in Net Assets	145,570,805	812,411,737	(383,564,518)	(67,785,325)

Net Assets:
Beginning of period	9,043,319,451	8,230,907,714	4,075,609,705	4,143,395,030

End of period	$9,188,890,256	$9,043,319,451	$3,692,045,187	$4,075,609,705

The accompanying notes are an integral part of these financial statements.

86

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(29,916,479)	$(26,899,996)	$(4,395,168)	$(3,913,470)
Net realized gain (loss) on investments and foreign currency transactions	1,058,626,660	328,106,237	203,398,936	98,097,029
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,003,071,867	290,104,434	73,940,755	49,131,042

Net Increase (Decrease) in Net Assets Resulting from Operations	2,031,782,048	591,310,675	272,944,523	143,314,601

Distributions to Shareholders:
Class A	(132,324,071)	(456,838,651)	(43,738,879)	(48,565,116)
Class C	(33,402,683)	(111,605,001)	(11,289,417)	(13,953,587)
Class I	(86,336,894)	(353,498,531)	(18,502,650)	(25,648,483)
Class R3	(2,788,128)	(10,699,557)	(2,132,500)	(2,630,413)
Class R4	(3,725,988)	(17,113,553)	(1,601,341)	(2,166,993)
Class R5	(1,419,176)	(4,132,294)	(362,224)	(547,097)
Class R6	(1,357,539)	(2,565,390)	(138,636)	—
Class Y	(8,936,697)	(24,851,439)	(4,160,454)	(3,369,356)
Class F	(31,543,831)	(88,424,295)	(1,805,276)	(5,165,741)

Total distributions	(301,835,007)	(1,069,728,711)	(83,731,377)	(102,046,786)

Capital Share Transactions:
Sold	1,236,652,514	1,040,653,406	225,456,081	162,135,540
Issued on reinvestment of distributions	276,247,055	974,523,793	79,518,799	97,225,749
Redeemed	(1,570,077,091)	(1,511,405,502)	(300,020,713)	(458,221,064)

Net increase (decrease) from capital share transactions	(57,177,522)	503,771,697	4,954,167	(198,859,775)

Net Increase (Decrease) in Net Assets	1,672,769,519	25,353,661	194,167,313	(157,591,960)

Net Assets:
Beginning of period	4,722,337,709	4,696,984,048	1,271,501,275	1,429,093,235

End of period	$6,395,107,228	$4,722,337,709	$1,465,668,588	$1,271,501,275

The accompanying notes are an integral part of these financial statements.

87

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(10,215,371)	$(17,375,474)	$4,875,802	$5,214,816
Net realized gain (loss) on investments and foreign currency transactions	1,702,763,140	692,389,101	(39,228,979)	15,796,293
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(766,119,265)	1,148,200,359	(52,936,953)	60,487,724

Net Increase (Decrease) in Net Assets Resulting from Operations	926,428,504	1,823,213,986	(87,290,130)	81,498,833

Distributions to Shareholders:
Class A	(150,147,304)	(289,440,848)	(9,305,290)	(31,904,637)
Class C	(38,059,233)	(88,988,927)	(469,443)	(2,364,041)
Class I	(215,894,776)	(397,398,146)	(986,601)	(3,672,119)
Class R3	(4,574,098)	(10,655,554)	(194,286)	(947,049)
Class R4	(11,938,522)	(27,102,479)	(330,164)	(1,216,557)
Class R5	(21,826,289)	(45,165,553)	(46,111)	(805,091)
Class R6	(75,768,819)	(108,955,955)	—	—
Class Y	(67,701,427)	(162,390,598)	(388,031)	(1,198,031)
Class F	(117,154,616)	(183,904,712)	(10,736,193)	(29,727,333)

Total distributions	(703,065,084)	(1,314,002,772)	(22,456,119)	(71,834,858)

Capital Share Transactions:
Sold	3,049,644,964	3,932,057,467	143,137,588	140,081,421
Issued on reinvestment of distributions	674,235,988	1,257,169,368	22,332,350	70,997,863
Redeemed	(4,890,549,843)	(4,084,043,517)	(161,706,044)	(145,764,489)

Net increase (decrease) from capital share transactions	(1,166,668,891)	1,105,183,318	3,763,894	65,314,795

Net Increase (Decrease) in Net Assets	(943,305,471)	1,614,394,532	(105,982,355)	74,978,770

Net Assets:
Beginning of period	13,911,465,783	12,297,071,251	705,760,137	630,781,367

End of period	$12,968,160,312	$13,911,465,783	$599,777,782	$705,760,137

The accompanying notes are an integral part of these financial statements.

88

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Quality Value Fund		The Hartford Small Cap Growth Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$4,115,456	$4,991,920	$(2,708,736)	$(1,619,044)
Net realized gain (loss) on investments and foreign currency transactions	(2,408,260)	6,013,760	76,991,681	14,715,285
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(16,678,797)	18,436,373	50,280,658	68,831,465

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,971,601)	29,442,053	124,563,603	81,927,706

Distributions to Shareholders:
Class A	(8,585,823)	(10,328,219)	(3,152,385)	(43,413,241)
Class C	(334,835)	(488,659)	(371,513)	(6,352,380)
Class I	(704,282)	(854,566)	(2,950,208)	(47,429,264)
Class R3	(57,990)	(61,925)	(162,662)	(2,796,540)
Class R4	(303,759)	(364,460)	(630,158)	(14,166,813)
Class R5	(12,405)	(32,495)	(1,205,841)	(18,766,338)
Class R6	(1,828)	(650)	(971,533)	(8,767,431)
Class Y	(33,830)	(39,465)	(5,261,028)	(69,794,940)
Class F	(650,547)	(6,128,466)	(693,277)	(9,900,355)

Total distributions	(10,685,299)	(18,298,905)	(15,398,605)	(221,387,302)

Capital Share Transactions:
Sold	14,502,495	16,762,137	261,523,570	366,698,768
Issued on reinvestment of distributions	10,505,584	18,080,940	14,907,961	209,847,653
Redeemed	(38,374,320)	(120,327,472)	(601,709,062)	(518,321,132)

Net increase (decrease) from capital share transactions	(13,366,241)	(85,484,395)	(325,277,531)	58,225,289

Net Increase (Decrease) in Net Assets	(39,023,141)	(74,341,247)	(216,112,533)	(81,234,307)

Net Assets:
Beginning of period	208,580,377	282,921,624	1,016,133,484	1,097,367,791

End of period	$169,557,236	$208,580,377	$800,020,951	$1,016,133,484

The accompanying notes are an integral part of these financial statements.

89

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$1,079,397	$1,171,073	$(3,224,456)	$(2,934,571)
Net realized gain (loss) on investments and foreign currency transactions	(8,845,626)	5,301,969	80,687,603	38,272,188
Net changes in unrealized appreciation (depreciation) of investments	(8,048,202)	(2,603,683)	109,288,045	34,222,341

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,814,431)	3,869,359	186,751,192	69,559,958

Distributions to Shareholders:
Class A	(2,971,162)	(12,609,836)	(19,581,596)	(50,850,996)
Class C	(232,432)	(1,665,307)	(922,638)	(2,799,065)
Class I	(419,421)	(1,179,686)	(1,641,458)	(4,870,629)
Class R3	(37,274)	(126,981)	(795,519)	(2,677,758)
Class R4	(4,174)	(11,402)	(754,352)	(2,412,769)
Class R5	(730)	(8,637)	(157,911)	(403,513)
Class R6	(7,037)	(2,456)	(5,772)	(21,469)
Class Y	(28,438)	(115,661)	(1,571,493)	(5,332,405)
Class F	(3,318,166)	(9,621,393)	(11,316,929)	(20,116,041)

Total distributions	(7,018,834)	(25,341,359)	(36,747,668)	(89,484,645)

Capital Share Transactions:
Sold	14,194,625	24,105,167	102,088,209	140,460,721
Issued on reinvestment of distributions	6,977,511	24,897,952	36,543,865	88,871,747
Redeemed	(23,873,812)	(24,593,063)	(164,590,834)	(112,635,884)

Net increase (decrease) from capital share transactions	(2,701,676)	24,410,056	(25,958,760)	116,696,584

Net Increase (Decrease) in Net Assets	(25,534,941)	2,938,056	124,044,764	96,771,897

Net Assets:
Beginning of period	104,899,215	101,961,159	606,171,649	509,399,752

End of period	$79,364,274	$104,899,215	$730,216,413	$606,171,649

The accompanying notes are an integral part of these financial statements.

90

Hartford Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Capital Appreciation Fund

For the Year Ended October 31, 2020
A	$37.12	$0.18	$2.90	$3.08	$(0.17)	$(1.64)	$(1.81)	$38.39	8.57%	$4,645,677	1.07%		1.07%		0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85		1.85		(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79		0.79		0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42		1.42		0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10		1.10		0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81		0.81		0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70		0.70		1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80		0.75		0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70		0.70		0.85	84

For the Year Ended October 31, 2019
A	$37.88	$0.15	$4.81	$4.96	$(0.11)	$(5.61)	$(5.72)	$37.12	16.32%	$4,831,749	1.07%		1.07%		0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83		1.83		(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79		0.79		0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42		1.42		0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11		1.11		0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80		0.80		0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70		0.70		0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78		0.74		0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70		0.70		0.79	68

For the Year Ended October 31, 2018
A	$41.86	$0.15	$1.45	$1.60	$(0.26)	$(5.32)	$(5.58)	$37.88	3.92%	$4,742,846	1.07%		1.06%		0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81		1.81		(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78		0.78		0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42		1.41		0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10		1.10		0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80		0.80		0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70		0.70		0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71		0.71		0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70		0.70		0.75	108

For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%	$4,613,982	1.09	%(4)	1.08	%(4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82	(4)	1.82	(4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81	(4)	0.81	(4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42	(4)	1.40	(4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11	(4)	1.11	(4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81	(4)	0.80	(4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71	(4)	0.71	(4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72	(4)	0.72	(4)	0.70	123
F(5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (6)	1,103,972	0.71	(4)(7)	0.71	(4)(7)	0.65 (7)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%		1.11	%(8)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00		2.00	(8)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83		1.83	(8)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81		0.81	(8)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43		1.42	(8)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12		1.12	(8)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82		0.82	(8)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72		0.72	(8)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72		0.72	(8)	0.78	88

The accompanying notes are an integral part of these financial statements.

91

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Core Equity Fund

For the Year Ended October 31, 2020
A	$33.40	$0.26	$3.23	$3.49	$(0.23)	$(0.62)	$(0.85)	$36.04	10.58%	$1,140,994	0.73%	0.72%		0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47		0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46		1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07		0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73		0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47		1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38		1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45		1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38		1.12	22

For the Year Ended October 31, 2019
A	$30.17	$0.27	$4.40	$4.67	$(0.21)	$(1.23)	$(1.44)	$33.40	16.60%	$881,587	0.74%	0.73%		0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47		0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47		1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10		0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74		0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49		1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38		1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43		1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38		1.21	15

For the Year Ended October 31, 2018
A	$28.53	$0.22	$2.42	$2.64	$(0.25)	$(0.75)	$(1.00)	$30.17	9.41%	$666,354	0.74%	0.74%		0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48		—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47		1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10		0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76		0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49		0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39		1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42		1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39		1.09	22

For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%	$631,817	0.75%	0.75%		1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50		0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52		1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09		0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79		1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49		1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41		1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42		1.33	39
F(5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (6)	585,057	0.41 (7)	0.41	(7)	1.39 (7)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(9)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(9)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(9)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(9)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(9)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(9)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(9)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(9)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(9)	0.99	29

The accompanying notes are an integral part of these financial statements.

92

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Dividend and Growth Fund

For the Year Ended October 31, 2020
A	$25.93	$0.39	$(0.94)	$(0.55)	$(0.37)	$(0.75)	$(1.12)	$24.26	(2.20)%	$3,385,907	1.00%	1.00%		1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78		0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73		1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35		1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05		1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74		1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65		1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68		1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64		1.96	28

For the Year Ended October 31, 2019
A	$25.63	$0.40	$2.63	$3.03	$(0.38)	$(2.35)	$(2.73)	$25.93	13.75%	$3,739,696	1.00%	0.99%		1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77		0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73		1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35		1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04		1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74		1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64		1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68		1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64		2.00	22

For the Year Ended October 31, 2018
A	$27.46	$0.39	$0.80	$1.19	$(0.38)	$(2.64)	$(3.02)	$25.63	4.38%	$3,521,062	0.99%	0.99%		1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75		0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73		1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35		1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04		1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74		1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64		1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68		1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64		1.84	31

For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%	$3,619,123	1.00%	1.00%		1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74		0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80		1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35		1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05		1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74		1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64		1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66		1.94	26
F(5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (6)	2,570,906	0.64 (7)	0.64	(7)	1.66 (7)	26

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(10)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(10)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(10)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(10)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(10)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(10)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(10)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(10)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(10)	1.95	22

The accompanying notes are an integral part of these financial statements.

93

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Equity Income Fund

For the Year Ended October 31, 2020
A	$19.99	$0.34	$(1.21)	$(0.87)	$(0.31)	$(1.26)	$(1.57)	$17.55	(4.68)%	$1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31

For the Year Ended October 31, 2019
A	$19.39	$0.38	$2.02	$2.40	$(0.36)	$(1.44)	$(1.80)	$19.99	13.88%	$1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21

For the Year Ended October 31, 2018
A	$20.64	$0.38	$(0.24)	$0.14	$(0.35)	$(1.04)	$(1.39)	$19.39	0.49%	$1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22

For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%	$1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (6)	674,626	0.66 (7)	0.66 (7)	1.84 (7)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

The accompanying notes are an integral part of these financial statements.

94

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Growth Opportunities Fund

For the Year Ended October 31, 2020
A	$39.45	$(0.30)	$18.03	$17.73	$—	$(2.53)	$(2.53)	$54.65	47.69%	$2,939,376	1.10%	1.09%		(0.66)%		118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85		(1.41)		118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83		(0.39)		118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43		(0.99)		118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13		(0.69)		118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85		(0.40)		118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74		(0.31)		118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78		(0.38)		118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74		(0.31)		118

For the Year Ended October 31, 2019
A	$45.89	$(0.25)	$4.35	$4.10	$—	$(10.54)	$(10.54)	$39.45	13.64%	$2,089,246	1.12%	1.11%		(0.64)%		66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86		(1.39)		66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85		(0.38)		66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46		(1.00)		66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15		(0.69)		66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85		(0.39)		66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75		(0.29)		66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79		(0.33)		66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74		(0.28)		66

For the Year Ended October 31, 2018
A	$46.20	$(0.29)	$3.86	$3.57	$—	$(3.88)	$(3.88)	$45.89	8.31%	$2,013,200	1.11%	1.11%		(0.61)%		122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85		(1.35)		122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84		(0.34)		122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45		(0.95)		122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15		(0.65)		122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86		(0.35)		122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75		(0.26)		122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78		(0.28)		122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75		(0.25)		122

For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%		(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86		(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89		(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45		(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15		(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85		(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75		(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77		(0.22)		119
F(5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (6)	617,087	0.75 (7)	0.75	(7)	(0.34	)(7)	119

For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(11)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(11)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(11)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(11)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(11)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(11)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(11)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(11)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(11)	(0.19)		117

The accompanying notes are an integral part of these financial statements.

95

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Healthcare Fund

For the Year Ended October 31, 2020
A	$35.63	$(0.13)	$7.77	$7.64	$—	$(2.36)	$(2.36)	$40.91	22.17%	$746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49

For the Year Ended October 31, 2019
A	$34.38	$(0.10)	$3.83	$3.73	$—	$(2.48)	$(2.48)	$35.63	12.02%	$666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00	(12)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6(13)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25	(6)	1,341	0.91	(7)	0.91	(7)	0.06	(7)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35

For the Year Ended October 31, 2018
A	$34.86	$(0.14)	$1.45	$1.31	$—	$(1.79)	$(1.79)	$34.38	3.86%	$682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27

For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33	(6)	61,710	0.90	(7)	0.90	(7)	0.04	(7)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

The accompanying notes are an integral part of these financial statements.

96

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Fund

For the Year Ended October 31, 2020
A	$30.34	$(0.08)	$2.00	$1.92	$—	$(1.63)	$(1.63)	$30.63	6.48%	$2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00	(12)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00	(20)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45

For the Year Ended October 31, 2019
A	$30.03	$(0.09)	$3.80	$3.71	$—	$(3.40)	$(3.40)	$30.34	14.93%	$2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00	(12)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31

For the Year Ended October 31, 2018
A	$30.36	$(0.12)	$1.20	$1.08	$—	$(1.41)	$(1.41)	$30.03	3.63%	$2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37

For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%	$2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F(5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19	(6)	1,244,732	0.76	(7)	0.76	(7)	(0.15	)(7)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%	31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)	31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)	31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)	31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)	31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)	31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—	31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01	31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10	31

The accompanying notes are an integral part of these financial statements.

97

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Value Fund

For the Year Ended October 31, 2020
A	$14.43	$0.07	$(1.86)	$(1.79)	$(0.09)		$(0.34)	$(0.43)	$12.21	(12.86)%	$245,112	1.25%	1.25%		0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00	)(12)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03		(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)		(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91		0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)		(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53		0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)		(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23		0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)		(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92		0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)		(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88		0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)		(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82		0.98	61

For the Year Ended October 31, 2019
A	$14.54	$0.08	$1.44	$1.52	$(0.04)		$(1.59)	$(1.63)	$14.43	12.74%	$309,996	1.23%	1.23%		0.61%	55%
C	11.97	(0.02)	1.15	1.13	—		(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99		(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)		(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89		0.95	55
R3	15.23	0.05	1.53	1.58	—		(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52		0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)		(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21		0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)		(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92		1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)		(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85		0.98	55
F	14.69	0.14	1.46	1.60	(0.10)		(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80		1.03	55

For the Year Ended October 31, 2018
A	$15.62	$0.03	$(0.72)	$(0.69)	$—		$(0.39)	$(0.39)	$14.54	(4.56)%	$284,646	1.22%	1.22%		0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—		(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97		(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—		(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90		0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—		(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52		(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—		(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22		0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)		(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91		0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)		(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86		0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)		(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80		0.61	49

For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—		$(1.02)	$(1.02)	$15.62	19.67%	$291,082	1.23%	1.23%		0.06%	40%
C	11.90	(0.08)	2.23	2.15	—		(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96		(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)		(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10		0.20	40
R3	14.67	(0.04)	2.78	2.74	—		(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52		(0.23)	40
R4	14.87	0.01	2.82	2.83	—		(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21		0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)		(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91		0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)		(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82		0.48	40
F(5)	14.97	0.05	0.74	0.79	—		—	—	15.76	5.28 (6)	238,682	0.81 (7)	0.81	(7)	0.46 (7)	40

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)$	—	$(0.02)		$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(14)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—		(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(14)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—		(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(14)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)		(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(14)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—		(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(14)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)		(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(14)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)		(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(14)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)		(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(14)	0.63	56

The accompanying notes are an integral part of these financial statements.

98

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Quality Value Fund

For the Year Ended October 31, 2020
A	$21.11	$0.42	$(1.85)		$(1.43)	$(0.48)	$(0.59)	$(1.07)	$18.61	(7.34)%		$140,154	1.03%	0.91%		2.19%	26%
C	18.05	0.23	(1.59)		(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)		3,673	1.82	1.71		1.38	26
I	20.85	0.48	(1.82)		(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)		10,927	0.67	0.56		2.53	26
R3	21.45	0.38	(1.89)		(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)		855	1.29	1.16		1.91	26
R4	21.68	0.44	(1.91)		(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)		3,887	0.98	0.87		2.21	26
R5	21.87	0.50	(1.92)		(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)		220	0.69	0.58		2.53	26
R6	21.93	0.50	(1.89)		(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)		485	0.58	0.46		2.53	26
Y	21.91	0.51	(1.93)		(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)		382	0.68	0.57		2.53	26
F	20.83	0.50	(1.82)		(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)		8,975	0.58	0.46		2.64	26

For the Year Ended October 31, 2019
A	$20.00	$0.38	$1.99		$2.37	$(0.28)	$(0.98)	$(1.26)	$21.11	13.10%		$169,771	1.00%	0.90%		1.95%	23%
C	17.12	0.20	1.71		1.91	—	(0.98)	(0.98)	18.05	12.23		6,834	1.76	1.67		1.21	23
I	19.78	0.45	1.94		2.39	(0.34)	(0.98)	(1.32)	20.85	13.49		12,796	0.65	0.56		2.30	23
R3	20.29	0.34	2.01		2.35	(0.21)	(0.98)	(1.19)	21.45	12.78		1,240	1.27	1.16		1.69	23
R4	20.49	0.40	2.04		2.44	(0.27)	(0.98)	(1.25)	21.68	13.17		6,014	0.95	0.86		1.99	23
R5	20.67	0.47	2.04		2.51	(0.33)	(0.98)	(1.31)	21.87	13.46		230	0.67	0.58		2.33	23
R6	20.74	0.47	2.06		2.53	(0.36)	(0.98)	(1.34)	21.93	13.57		34	0.56	0.46		2.26	23
Y	20.72	0.47	2.05		2.52	(0.35)	(0.98)	(1.33)	21.91	13.50		622	0.64	0.55		2.29	23
F	19.77	0.48	1.92		2.40	(0.36)	(0.98)	(1.34)	20.83	13.58		11,040	0.55	0.46		2.52	23

For the Year Ended October 31, 2018
A	$20.49	$0.31	$0.16		$0.47	$(0.20)	$(0.76)	$(0.96)	$20.00	2.25%		$164,325	1.06%	1.04%		1.52%	85%
C	17.67	0.14	0.15		0.29	(0.08)	(0.76)	(0.84)	17.12	1.53		9,082	1.81	1.79		0.80	85
I	20.25	0.38	0.16		0.54	(0.25)	(0.76)	(1.01)	19.78	2.60		12,974	0.71	0.69		1.87	85
R3	20.70	0.26	0.17		0.43	(0.08)	(0.76)	(0.84)	20.29	2.03		1,075	1.34	1.30		1.26	85
R4	20.95	0.33	0.16		0.49	(0.19)	(0.76)	(0.95)	20.49	2.29		6,014	1.04	1.01		1.55	85
R5	21.13	0.38	0.17		0.55	(0.25)	(0.76)	(1.01)	20.67	2.57		504	0.74	0.72		1.76	85
R6(15)	20.99	0.28	(0.53	)(16)	(0.25)	—	—	—	20.74	(1.19	)(6)	10	0.61 (7)	0.59	(7)	1.95 (7)	85
Y	21.19	0.40	0.17		0.57	(0.28)	(0.76)	(1.04)	20.72	2.65		601	0.68	0.66		1.90	85
F	20.26	0.39	0.17		0.56	(0.29)	(0.76)	(1.05)	19.77	2.71		88,336	0.62	0.60		1.94	85

For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64		$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%		$180,059	1.20%	1.20%		0.95%	39%
C	15.52	0.04	2.28		2.32	(0.03)	(0.14)	(0.17)	17.67	15.05		20,312	1.93	1.93		0.22	39
I	17.75	0.24	2.60		2.84	(0.20)	(0.14)	(0.34)	20.25	16.19		15,561	0.94	0.94		1.22	39
R3	18.13	0.13	2.66		2.79	(0.08)	(0.14)	(0.22)	20.70	15.48		1,448	1.54	1.53		0.63	39
R4	18.34	0.19	2.70		2.89	(0.14)	(0.14)	(0.28)	20.95	15.87		7,550	1.20	1.20		0.96	39
R5	18.49	0.23	2.75		2.98	(0.20)	(0.14)	(0.34)	21.13	16.25		480	0.91	0.91		1.17	39
Y	18.55	0.27	2.73		3.00	(0.22)	(0.14)	(0.36)	21.19	16.32		1,052	0.83	0.83		1.31	39
F(5)	19.58	0.16	0.52		0.68	—	—	—	20.26	3.47	(6)	12,030	0.80 (7)	0.80	(7)	1.17 (7)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57		$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%		$187,475	1.25%	1.25	%(17)	0.93%	41%
B	16.45	0.02	0.48		0.50	(0.01)	(1.24)	(1.25)	15.70	3.75		695	2.41	2.11	(17)	0.11	41
C	16.34	0.03	0.49		0.52	(0.10)	(1.24)	(1.34)	15.52	3.93		22,223	1.97	1.97	(17)	0.21	41
I	18.47	0.21	0.57		0.78	(0.26)	(1.24)	(1.50)	17.75	5.03		19,139	0.92	0.92	(17)	1.23	41
R3	18.83	0.11	0.58		0.69	(0.15)	(1.24)	(1.39)	18.13	4.39		2,783	1.54	1.54	(17)	0.64	41
R4	19.03	0.17	0.59		0.76	(0.21)	(1.24)	(1.45)	18.34	4.73		8,720	1.22	1.22	(17)	0.96	41
R5	19.19	0.22	0.59		0.81	(0.27)	(1.24)	(1.51)	18.49	5.04		2,025	0.92	0.92	(17)	1.27	41
Y	19.24	0.26	0.58		0.84	(0.29)	(1.24)	(1.53)	18.55	5.14		845	0.81	0.81	(17)	1.46	41

The accompanying notes are an integral part of these financial statements.

99

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Small Cap Growth Fund

For the Year Ended October 31, 2020
A	$45.71	$(0.28)	$6.67	$6.39	$—	$(0.75)	$(0.75)	$51.35	14.06%	$198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58

For the Year Ended October 31, 2019
A	$55.20	$(0.21)	$2.62	$2.41	$—	$(11.90)	$(11.90)	$45.71	8.99%	$195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	0.00	(12)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48

For the Year Ended October 31, 2018
A	$57.24	$(0.33)	$1.03	$0.70	$—	$(2.74)	$(2.74)	$55.20	1.20%	$203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66

For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25	$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F(5)	52.62	(0.09)	6.53	6.44	—	—	—	59.06	12.24	(6)	47,409	0.75	(7)	0.75	(7)	(0.24	)(7)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(16)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%	45%
B	39.35	(0.43)	0.05	(16)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)	45
C	39.03	(0.39)	0.07	(16)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)	45
I	49.68	(0.07)	0.11	(16)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)	45
R3	48.54	(0.30)	0.11	(16)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)	45
R4	49.87	(0.18)	0.14	(16)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)	45
R5	51.35	(0.04)	0.14	(16)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)	45
R6	51.73	(0.04)	0.18	(16)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)	45
Y	51.78	0.01	0.14	(16)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01	45

The accompanying notes are an integral part of these financial statements.

100

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Small Cap Value Fund

For the Year Ended October 31, 2020
A	$10.35	$0.09	$(1.49)		$(1.40)	$(0.08)		$(0.58)	$(0.66)	$8.29	(14.57)%	$32,996	1.41%	1.29%		1.04%	62%
C	8.96	0.02	(1.28)		(1.26)	(0.00	)(12)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04		0.29	62
I	10.37	0.12	(1.48)		(1.36)	(0.12)		(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93		1.43	62
R3	10.73	0.08	(1.54)		(1.46)	(0.07)		(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42		0.92	62
R4	10.89	0.10	(1.56)		(1.46)	(0.09)		(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20		1.10	62
R5	10.87	0.13	(1.56)		(1.43)	(0.12)		(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90		1.51	62
R6	10.87	0.12	(1.54)		(1.42)	(0.13)		(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80		1.42	62
Y	10.86	0.13	(1.55)		(1.42)	(0.13)		(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85		1.50	62
F	10.38	0.13	(1.49)		(1.36)	(0.13)		(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80		1.53	62

For the Year Ended October 31, 2019
A	$13.65	$0.10	$(0.04)		$0.06	$(0.03)		$(3.33)	$(3.36)	$10.35	3.46%	$47,037	1.37%	1.27%		0.98%	140%
C	12.35	0.02	(0.08)		(0.06)	—		(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04		0.26	140
I	13.68	0.14	(0.05)		0.09	(0.07)		(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90		1.34	140
R3	14.02	0.09	(0.03)		0.06	(0.02)		(3.33)	(3.35)	10.73	3.31	609	1.62	1.42		0.82	140
R4	14.16	0.11	(0.03)		0.08	(0.02)		(3.33)	(3.35)	10.89	3.52	69	1.31	1.20		1.01	140
R5	14.16	0.16	(0.05)		0.11	(0.07)		(3.33)	(3.40)	10.87	3.82	11	1.01	0.90		1.44	140
R6	14.15	0.15	(0.02)		0.13	(0.08)		(3.33)	(3.41)	10.87	3.99	103	0.89	0.80		1.39	140
Y	14.15	0.16	(0.04)		0.12	(0.08)		(3.33)	(3.41)	10.86	3.94	572	0.97	0.85		1.43	140
F	13.68	0.15	(0.04)		0.11	(0.08)		(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80		1.43	140

For the Year Ended October 31, 2018
A	$14.13	$0.04	$0.10		$0.14	$(0.02)		$(0.60)	$(0.62)	$13.65	1.00%	$52,406	1.35%	1.29%		0.28%	68%
C	12.91	(0.06)	0.10		0.04	—		(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04		(0.44)	68
I	14.15	0.09	0.10		0.19	(0.06)		(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95		0.62	68
R3	14.50	0.03	0.09		0.12	—		(0.60)	(0.60)	14.02	0.82	529	1.62	1.43		0.18	68
R4	14.61	0.06	0.10		0.16	(0.01)		(0.60)	(0.61)	14.16	1.07	48	1.32	1.20		0.41	68
R5	14.63	0.10	0.10		0.20	(0.07)		(0.60)	(0.67)	14.16	1.39	36	1.02	0.90		0.71	68
R6(15)	13.99	0.05	0.11		0.16	—		—	—	14.15	1.14 (6)	10	0.91 (7)	0.84	(7)	0.47 (7)	68
Y	14.66	0.11	0.10		0.21	(0.12)		(0.60)	(0.72)	14.15	1.42	646	0.96	0.85		0.74	68
F	14.16	0.11	0.09		0.20	(0.08)		(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84		0.80	68

For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)		$—	$(0.10)	$14.13	23.19%	$53,057	1.28%	1.27%		0.32%	83%
C	10.58	(0.05)	2.40		2.35	(0.02)		—	(0.02)	12.91	22.24	11,081	2.03	2.01		(0.41)	83
I	11.58	0.08	2.63		2.71	(0.14)		—	(0.14)	14.15	23.53	3,225	1.01	1.00		0.60	83
R3	11.87	0.01	2.69		2.70	(0.07)		—	(0.07)	14.50	22.79	723	1.63	1.50		0.09	83
R4	11.94	0.05	2.70		2.75	(0.08)		—	(0.08)	14.61	23.11	113	1.36	1.20		0.36	83
R5	11.96	0.10	2.71		2.81	(0.14)		—	(0.14)	14.63	23.63	44	1.01	0.90		0.74	83
Y	12.00	0.11	2.71		2.82	(0.16)		—	(0.16)	14.66	23.58	1,242	0.86	0.85		0.78	83
F(5)	13.22	0.05	0.89		0.94	—		—	—	14.16	7.11 (6)	86,675	0.88 (7)	0.85	(7)	0.52 (7)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(16)	$(0.05)	$(0.02)		$(0.72)	$(0.74)	$11.56	(0.22)%	$46,270	1.35%	1.31	%(18)	0.85%	94%
B	11.58	0.01	(0.14	)(16)	(0.13)	—		(0.72)	(0.72)	10.73	(0.93)	798	2.25	2.06	(18)	0.10	94
C	11.43	0.01	(0.14	)(16)	(0.13)	—		(0.72)	(0.72)	10.58	(0.94)	10,410	2.08	2.06	(18)	0.11	94
I	12.38	0.13	(0.15	)(16)	(0.02)	(0.06)		(0.72)	(0.78)	11.58	0.05	2,582	1.01	1.00	(18)	1.17	94
R3	12.67	0.08	(0.16	)(16)	(0.08)	—		(0.72)	(0.72)	11.87	(0.43)	734	1.61	1.51	(18)	0.65	94
R4	12.72	0.11	(0.15	)(16)	(0.04)	(0.02)		(0.72)	(0.74)	11.94	(0.09)	267	1.30	1.21	(18)	0.96	94
R5	12.78	0.13	(0.14	)(16)	(0.01)	(0.09)		(0.72)	(0.81)	11.96	0.16	44	1.00	0.91	(18)	1.08	94
Y	12.77	0.16	(0.15	)(16)	0.01	(0.06)		(0.72)	(0.78)	12.00	0.31	110,028	0.88	0.86	(18)	1.36	94

The accompanying notes are an integral part of these financial statements.

101

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Small Company Fund

For the Year Ended October 31, 2020
A	$20.35	$(0.14)	$6.57	$6.43	$—	$(1.28)	$(1.28)	$25.50	33.21%	$389,496	1.32%	1.31%		(0.66)%		104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14		(1.50)		104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00		(0.35)		104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55		(0.90)		104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25		(0.60)		104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95		(0.30)		104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90		(0.42)		104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95		(0.29)		104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90		(0.24)		104

For the Year Ended October 31, 2019
A	$22.20	$(0.13)	$2.28	$2.15	$—	$(4.00)	$(4.00)	$20.35	14.08%	$311,742	1.33%	1.32%		(0.66)%		91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13		(1.46)		91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03		(0.37)		91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55		(0.89)		91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25		(0.59)		91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95		(0.29)		91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90		(0.23)		91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93		(0.26)		91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90		(0.23)		91

For the Year Ended October 31, 2018
A	$20.34	$(0.20)	$2.06	$1.86	$—	$—	$—	$22.20	9.20%	$283,912	1.34%	1.33%		(0.87)%		104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10		(1.64)		104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05		(0.60)		104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55		(1.09)		104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25		(0.79)		104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95		(0.51)		104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90		(0.42)		104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90		(0.44)		104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90		(0.45)		104

For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%	$252,187	1.39%	1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19	26,529	2.12	2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40	28,052	1.49	1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91	23,932	1.63	1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29	23,080	1.32	1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67	3,263	1.06	0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75	78	1.07	0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70	33,040	0.94	0.90		(0.08)		109
F(5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49 (6)	81,831	0.92 (7)	0.90	(7)	(0.38	)(7)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%	$262,618	1.45%	1.43	%(19)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)	862	2.46	2.17	(19)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)	25,586	2.14	2.14	(19)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)	41,881	1.24	1.18	(19)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)	29,662	1.62	1.58	(19)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)	27,834	1.31	1.28	(19)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)	5,283	1.00	0.97	(19)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	9	0.90	0.90	(19)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	98,620	0.90	0.90	(19)	(0.33)		81

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

102

Hartford Domestic Equity Funds

Financial Highlights – (continued)

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)

Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(10)

Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(12)	Amount is less than $0.01 per share.
(13)	Commenced operations on February 28, 2019.
(14)

Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(15)	Commenced operations on February 28, 2018.
(16)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(17)

Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)

Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(20)	Amount is less than 0.01%.

The accompanying notes are an integral part of these financial statements.

103

Hartford Domestic Equity Funds

Notes to Financial Statements

October 31, 2020

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of thirty-six and fourteen series, respectively, as of October 31, 2020. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Value Fund (the “Small Cap Value Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

Hartford Quality Value Fund (the “Quality Value Fund”)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Core Equity Fund has registered for sale Class T shares. As of October 31, 2020, Class T shares have not commenced operations. Each Fund, except the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

104

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

105

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

106

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund’s Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2020, each of Capital Appreciation Fund and Core Equity Fund had used futures contracts.

107

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

b)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$2,106,396	$—	$—	$2,106,396

Total	$—	$—	$—	$2,106,396	$—	$—	$2,106,396

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$7,584,431	$—	$—	$7,584,431

Total	$—	$—	$—	$7,584,431	$—	$—	$7,584,431

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(3,525,277)	$—	$—	$(3,525,277)

Total	$—	$—	$—	$(3,525,277)	$—	$—	$(3,525,277)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	464

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$2,034,977	$—	$—	$2,034,977

Total	$—	$—	$—	$2,034,977	$—	$—	$2,034,977

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

108

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Core Equity Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$22,139,276	$—	$—	$22,139,276

Total	$—	$—	$—	$22,139,276	$—	$—	$22,139,276

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(3,628,070)	$—	$—	$(3,628,070)

Total	$—	$—	$—	$(3,628,070)	$—	$—	$(3,628,070)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	508

c)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2020:

Capital Appreciation Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(2,106,396)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(2,106,396)

Derivatives not subject to a MNA	—	2,106,396

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Core Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(2,034,977)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(2,034,977)

Derivatives not subject to a MNA	—	2,034,977

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived

109

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2020 and October 31, 2019 are as follows:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$36,050,954	$304,034,945	$448,614,710	$622,931,313
Core Equity Fund	60,527,093	97,987,927	45,617,203	127,778,830
Dividend and Growth Fund	150,668,454	260,565,466	146,320,234	752,059,161
Equity Income Fund	71,168,447	255,909,247	86,893,501	297,035,762
Growth Opportunities Fund	—	301,835,007	345,928,919	723,799,792
Healthcare Fund	6,049,810	77,681,567	—	102,046,786
MidCap Fund	—	703,065,084	94,767,016	1,219,235,756
MidCap Value Fund	5,747,295	16,708,824	7,032,454	64,802,404
Quality Value Fund	4,852,723	5,832,576	9,562,429	8,736,476
Small Cap Growth Fund	—	15,398,605	57,817,003	163,570,299
Small Cap Value Fund	1,006,381	6,012,453	3,160,308	22,181,051
Small Company Fund	—	36,747,668	10,391,373	79,093,272

(1)	The Funds designate these distributions as long-term capital gains pursuant to IRC Sec 852(b)(3)(c).

110

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

As of October 31, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$24,070,701	$326,546,603	$—	$9,602,392	$939,928,136	$1,300,147,832
Core Equity Fund	56,999,980	—	(47,413,004)	—	1,938,558,157	1,948,145,133
Dividend and Growth Fund	25,799,175	213,872,357	—	—	2,095,844,627	2,335,516,159
Equity Income Fund	10,274,475	41,905,899	—	—	602,451,660	654,632,034
Growth Opportunities Fund	361,402,932	579,604,617	—	—	1,575,393,476	2,516,401,025
Healthcare Fund	27,136,722	157,201,461	—	—	280,103,258	464,441,441
MidCap Fund	—	1,544,552,227	—	—	1,694,504,128	3,239,056,355
MidCap Value Fund	2,566,309	—	(32,798,415)	—	6,136,762	(24,095,344)
Quality Value Fund	4,003,209	—	(2,509,529)	—	4,172,529	5,666,209
Small Cap Growth Fund	14,350,307	46,568,274	—	—	169,007,354	229,925,935
Small Cap Value Fund	1,034,382	—	(5,501,229)	—	(6,853,968)	(11,320,815)
Small Company Fund	37,854,012	38,852,060	—	—	165,200,577	241,906,649

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses from partnership investments, earnings and profits distributed to shareholders on the redemption of shares, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$9,532,180	$(9,532,180)
Growth Opportunities Fund	86,614,310	(86,614,310)
Healthcare Fund	12,205,933	(12,205,933)
MidCap Fund	237,049,819	(237,049,819)
Small Cap Growth Fund	14,155,033	(14,155,033)
Small Company Fund	454,449	(454,449)

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2020 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on forwards, futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$5,403,671,679	$1,168,573,541	$(228,576,468)	$939,997,073
Core Equity Fund	6,548,350,994	2,125,464,384	(186,906,227)	1,938,558,157
Dividend and Growth Fund	6,985,688,383	2,453,606,892	(357,762,265)	2,095,844,627
Equity Income Fund	3,056,150,394	741,922,132	(139,585,240)	602,336,892
Growth Opportunities Fund	4,782,400,793	1,720,826,561	(145,435,341)	1,575,391,220
Healthcare Fund	1,207,711,422	384,163,147	(104,074,285)	280,088,862
MidCap Fund	11,371,491,876	2,576,986,139	(882,482,011)	1,694,504,128
MidCap Value Fund	591,079,202	50,669,382	(44,532,620)	6,136,762
Quality Value Fund	165,162,821	21,767,401	(17,594,872)	4,172,529
Small Cap Growth Fund	639,736,873	210,827,432	(41,820,078)	169,007,354
Small Cap Value Fund	88,173,994	8,093,917	(14,947,885)	(6,853,968)
Small Company Fund	580,551,606	182,256,637	(17,056,060)	165,200,577

111

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

f)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Core Equity Fund	$47,413,004	$—
MidCap Value Fund	17,728,662	15,069,753
Quality Value Fund	2,509,529	—
Small Cap Value Fund	1,618,830	3,882,399

The Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2020.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

112

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

Fund	Management Fee Rates

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From November 1, 2019 through December 31, 2019, the accounting services fees for each Fund were accrued daily and paid monthly at the rates below:

Capital Appreciation Fund, Growth Opportunities Fund and Small Company Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Growth Fund and Small Cap Value Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

113

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2020, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2021 (unless the applicable Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.95%	0.90%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. For the year ended October 31, 2020, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.07%	1.85%	0.79%	1.42%	1.10%	0.81%	0.70%	0.75%	0.70%
Core Equity Fund	0.72%	1.47%	0.46%	1.07%	0.73%	0.47%	0.38%	0.45%	0.37%
Dividend and Growth Fund	1.00%	1.78%	0.73%	1.35%	1.05%	0.74%	0.65%	0.68%	0.64%
Equity Income Fund	1.00%	1.76%	0.74%	1.36%	1.05%	0.77%	0.66%	0.71%	0.66%
Growth Opportunities Fund	1.09%	1.85%	0.83%	1.43%	1.13%	0.84%	0.74%	0.78%	0.74%
Healthcare Fund	1.27%	2.04%	0.99%	1.61%	1.30%	1.01%	0.90%	0.95%	0.90%
MidCap Fund	1.11%	1.87%	0.86%	1.46%	1.14%	0.84%	0.75%	0.78%	0.75%
MidCap Value Fund	1.25%	2.03%	0.91%	1.53%	1.23%	0.91%	N/A	0.87%	0.81%
Quality Value Fund	0.91%	1.71%	0.56%	1.16%	0.87%	0.57%	0.46%	0.57%	0.46%
Small Cap Growth Fund	1.25%	1.90%	0.85%	1.49%	1.19%	0.89%	0.78%	0.81%	0.77%
Small Cap Value Fund	1.29%	2.04%	0.92%	1.42%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.31%	2.14%	1.00%	1.55%	1.25%	0.95%	0.90%	0.95%	0.89%

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2020, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$1,729,715	$27,965
Core Equity Fund	3,212,696	116,581
Dividend and Growth Fund	2,917,342	33,887
Equity Income Fund	1,207,281	18,968
Growth Opportunities Fund	2,468,903	26,140
Healthcare Fund	689,627	4,898
MidCap Fund	2,625,224	53,614
MidCap Value Fund	418,533	3,872
Quality Value Fund	79,640	1,649
Small Cap Growth Fund	44,357	1
Small Cap Value Fund	31,353	2,138
Small Company Fund	443,000	2,436

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2020, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities,

114

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.

f)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2020, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$14,700
Core Equity Fund	17,080
Dividend and Growth Fund	20,537
Equity Income Fund	8,655
Growth Opportunities Fund	12,251
Healthcare Fund	3,260
MidCap Fund	31,299
MidCap Value Fund	1,448
Quality Value Fund	411
Small Cap Growth Fund	2,131
Small Cap Value Fund	184
Small Company Fund	1,481

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

Effective February 28, 2020, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows through February 28, 2021, unless the applicable Board of Directors approve its earlier termination:

Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.06%
Core Equity Fund	N/A	0.08%
Dividend and Growth Fund	N/A	0.04%
Equity Income Fund	N/A	0.06%
Growth Opportunities Fund	N/A	0.04%
Healthcare Fund	N/A	0.05%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.07%
Small Cap Growth Fund	N/A	0.04%

115

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

From November 1, 2019 through February 27, 2020, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:

Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.04%
Core Equity Fund	N/A	0.06%
Dividend and Growth Fund	N/A	0.05%
Equity Income Fund	N/A	0.05%
Growth Opportunities Fund	N/A	0.05%
Healthcare Fund	N/A	0.06%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.05%
Small Cap Growth Fund	N/A	0.04%

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Capital Appreciation Fund	0.12%	0.15%	0.09%	0.22%	0.15%	0.11%	0.00	%*	0.05%	0.00	%*
Core Equity Fund	0.10%	0.09%	0.09%	0.20%	0.16%	0.10%	0.00	%*	0.08%	0.00	%*
Dividend and Growth Fund	0.11%	0.14%	0.09%	0.21%	0.16%	0.10%	0.00	%*	0.04%	0.00	%*
Equity Income Fund	0.10%	0.10%	0.09%	0.20%	0.15%	0.11%	0.00	%*	0.06%	0.00	%*
Growth Opportunities Fund	0.11%	0.11%	0.09%	0.20%	0.14%	0.10%	0.00	%*	0.04%	0.00	%*
Healthcare Fund	0.13%	0.14%	0.09%	0.21%	0.15%	0.11%	0.00	%*	0.05%	0.00	%*
MidCap Fund	0.11%	0.12%	0.12%	0.22%	0.17%	0.10%	0.00	%*	0.04%	0.00	%*
MidCap Value Fund	0.19%	0.21%	0.10%	0.22%	0.17%	0.10%	N/A		0.06%	0.00	%*
Quality Value Fund	0.20%	0.25%	0.10%	0.22%	0.16%	0.12%	0.00	%*	0.11%	0.00	%*
Small Cap Growth Fund	0.24%	0.13%	0.08%	0.22%	0.17%	0.12%	0.00	%*	0.04%	0.00	%*
Small Cap Value Fund	0.25%	0.24%	0.12%	0.22%	0.17%	0.12%	0.00	%*	0.11%	0.00	%*
Small Company Fund	0.17%	0.25%	0.11%	0.21%	0.16%	0.12%	0.00	%*	0.07%	0.00	%*

*	Amount rounds to 0.00%

8.	Securities Lending:

Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1⁄3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

116

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Capital Appreciation Fund	$12,892,695	$(12,892,695)	$—
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	—	—	—
Growth Opportunities Fund	36,965,203	(36,965,203)	—
Healthcare Fund	13,609,564	(13,609,564)	—
MidCap Fund	109,657,728	(109,657,728)	—
MidCap Value Fund	—	—	—
Quality Value Fund	—	—	—
Small Cap Growth Fund	10,469,863	(10,469,863)	—
Small Cap Value Fund	1,790,215	(1,790,215)	—
Small Company Fund	22,999,926	(22,999,926)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Capital Appreciation Fund	$14,005,385	$—
Core Equity Fund	—	—
Dividend and Growth Fund	—	—
Equity Income Fund	—	—
Growth Opportunities Fund	28,236,824	13,183,144
Healthcare Fund	14,201,882	—
MidCap Fund	89,240,840	30,346,596
MidCap Value Fund	—	—
Quality Value Fund	—	—
Small Cap Growth Fund	10,694,775	—
Small Cap Value Fund	1,842,216	—
Small Company Fund	23,792,335	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$14,005,385	$—	$—	$—	$14,005,385

Total Borrowings	$14,005,385	$—	$—	$—	$14,005,385

Gross amount of recognized liabilities for securities lending transactions					$14,005,385

Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$28,236,824	$—	$—	$—	$28,236,824

Total Borrowings	$28,236,824	$—	$—	$—	$28,236,824

Gross amount of recognized liabilities for securities lending transactions					$28,236,824

117

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$14,201,882	$—	$—	$—	$14,201,882

Total Borrowings	$14,201,882	$—	$—	$—	$14,201,882

Gross amount of recognized liabilities for securities lending transactions					$14,201,882

MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$89,240,840	$—	$—	$—	$89,240,840

Total Borrowings	$89,240,840	$—	$—	$—	$89,240,840

Gross amount of recognized liabilities for securities lending transactions					$89,240,840

Small Cap Growth Fund
Securities Lending Transactions(1)
Common Stocks	$10,694,775	$—	$—	$—	$10,694,775

Total Borrowings	$10,694,775	$—	$—	$—	$10,694,775

Gross amount of recognized liabilities for securities lending transactions					$10,694,775

Small Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$463,912	$—	$—	$—	$463,912
Exchange-Traded Funds	1,378,304	—	—	—	1,378,304

Total Borrowings	$1,842,216	$—	$—	$—	$1,842,216

Gross amount of recognized liabilities for securities lending transactions					$1,842,216

Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$15,861,645	$—	$—	$—	$15,861,645
Exchange-Traded Funds	7,930,690	—	—	—	7,930,690

Total Borrowings	$23,792,335	$—	$—	$—	$23,792,335

Gross amount of recognized liabilities for securities lending transactions					$23,792,335

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Healthcare Fund	—	—	—	—	—	—	0%*	—	—
Quality Value Fund	—	—	—	—	—	—	2%	—	—
Small Cap Value Fund	—	—	—	—	—	100%	4%	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Healthcare Fund	—	—	—	—	—	—		0	%*	—	—
Quality Value Fund	—	—	—	—	—	—		0	%*	—	—
Small Cap Value Fund	—	—	—	—	—	0	%*	0	%*	—	—

*	Percentage rounds to zero.

118

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

As of October 31, 2020, affiliated funds of funds and certain 529 plans for which HFMC serves as the program manager (the “529 plans”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and the 529 plans. Affiliated funds of funds and the 529 plans owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	4%
Dividend and Growth Fund	9%
Equity Income Fund	7%
Growth Opportunities Fund	2%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	5%
Small Cap Value Fund	45%
Small Company Fund	8%

*	As of October 31, 2020, affiliated funds of funds and the 529 plans invest in Class F shares.

11.	Affiliated Security Transactions:

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended October 31, 2020, the MidCap Fund and Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the tables below.

A summary of affiliate transactions for the MidCap Fund and Small Company Fund for the year ended October 31, 2020 is as follows:

Affiliated Investments	Beginning Value as of November 1, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2020	Shares as of October 31, 2020	Dividend Income
MidCap Fund
Aerie Pharmaceuticals, Inc.	$54,922,269	$13,807,304	$49,251,629	$(101,388,457)	$81,910,513	$—	—	$—
Coherent, Inc.	132,404,921	102,543,047	18,666,624	(5,201,174)	(23,510,452)	187,569,718	1,498,879	—
CommScope Holding Co., Inc.	74,978,478	103,485,683	14,863,863	(21,269,150)	(4,651,218)	137,679,930	15,469,655	—
II-VI, Inc.	152,521,128	87,776,135	45,346,985	(4,258,322)	91,226,500	281,918,456	6,200,098	—
KAR Auction Services, Inc.	127,517,704	116,733,373	18,759,288	(6,419,735)	(52,689,329)	166,382,725	11,427,385	2,418,446
NuVasive, Inc.	192,073,295	22,124,512	22,039,923	(1,625,516)	(68,002,825)	122,529,543	2,757,811	—
PTC Therapeutics, Inc.	—	192,524,548	16,357,790	(2,002,854)	11,479,475	185,643,379	3,557,068	—
Teradata Corp.	172,696,758	82,606,839	17,713,987	(11,095,886)	(68,103,157)	158,390,567	8,622,241	—

Total	$907,114,553	$721,601,441	$203,000,089	$(153,261,094)	$(32,340,493)	$1,240,114,318	49,533,137	$2,418,446

Small Company Fund
Allstar Co.	$721,418	$—	$—	$—	$1,913,326	$2,634,744	3,136,600	$691,539

Total	$721,418	$—	$—	$—	$1,913,326	$2,634,744	3,136,600	$691,539

12.	Investment Transactions:

For the year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$5,386,510,911	$6,408,684,947	$—	$—	$5,386,510,911	$6,408,684,947
Core Equity Fund	3,761,890,878	1,532,175,556	—	—	3,761,890,878	1,532,175,556
Dividend and Growth Fund	2,933,457,424	2,423,341,543	—	—	2,933,457,424	2,423,341,543
Equity Income Fund	1,153,523,941	1,255,592,425	—	—	1,153,523,941	1,255,592,425
Growth Opportunities Fund	6,088,069,616	6,640,053,475	—	—	6,088,069,616	6,640,053,475
Healthcare Fund	655,876,413	714,957,278	—	—	655,876,413	714,957,278
MidCap Fund	6,082,643,735	7,941,564,033	—	—	6,082,643,735	7,941,564,033
MidCap Value Fund	397,362,327	385,146,886	—	—	397,362,327	385,146,886
Quality Value Fund	47,078,499	64,038,117	—	—	47,078,499	64,038,117
Small Cap Growth Fund	524,357,837	858,968,255	—	—	524,357,837	858,968,255
Small Cap Value Fund	52,268,952	58,824,588	—	—	52,268,952	58,824,588
Small Company Fund	645,374,079	705,118,203	—	—	645,374,079	705,118,203

119

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

13.	Capital Share Transactions:

The following information is for the year ended October 31, 2020, and the year ended October 31, 2019:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	4,936,646	$174,349,729	6,684,086	$232,423,382
Shares Issued for Reinvested Dividends	6,205,381	227,070,199	22,329,307	687,462,739
Shares Redeemed	(20,320,300)	(726,270,861)	(24,060,103)	(834,177,503)

Net Increase (Decrease)	(9,178,273)	(324,850,933)	4,953,290	85,708,618

Class C
Shares Sold	646,385	$16,546,122	1,093,708	$26,748,681
Shares Issued for Reinvested Dividends	576,523	15,076,069	3,194,762	71,977,983
Shares Redeemed	(5,045,288)	(130,502,671)	(8,552,882)	(220,040,659)

Net Increase (Decrease)	(3,822,380)	(98,880,480)	(4,264,412)	(121,313,995)

Class I
Shares Sold	1,956,471	$70,731,684	2,525,910	$87,546,675
Shares Issued for Reinvested Dividends	771,728	28,460,949	2,918,816	90,422,933
Shares Redeemed	(5,242,907)	(186,790,433)	(7,113,244)	(243,912,297)

Net Increase (Decrease)	(2,514,708)	(87,597,800)	(1,668,518)	(65,942,689)

Class R3
Shares Sold	116,903	$4,540,361	112,855	$4,432,352
Shares Issued for Reinvested Dividends	46,694	1,912,115	236,998	8,150,367
Shares Redeemed	(408,486)	(16,587,839)	(607,653)	(23,140,877)

Net Increase (Decrease)	(244,889)	(10,135,363)	(257,800)	(10,558,158)

Class R4
Shares Sold	102,404	$4,357,340	84,709	$3,432,233
Shares Issued for Reinvested Dividends	34,702	1,480,745	183,710	6,552,532
Shares Redeemed	(305,424)	(13,165,782)	(573,752)	(23,412,700)

Net Increase (Decrease)	(168,318)	(7,327,697)	(305,333)	(13,427,935)

Class R5
Shares Sold	73,396	$3,082,937	181,208	$7,914,397
Shares Issued for Reinvested Dividends	37,234	1,629,967	122,722	4,476,273
Shares Redeemed	(247,588)	(10,879,629)	(205,507)	(8,681,890)

Net Increase (Decrease)	(136,958)	(6,166,725)	98,423	3,708,780

Class R6
Shares Sold	154,746	$6,189,604	267,939	$11,761,170
Shares Issued for Reinvested Dividends	80,778	3,562,525	257,757	9,465,639
Shares Redeemed	(1,780,995)	(77,069,137)	(319,035)	(13,587,366)

Net Increase (Decrease)	(1,545,471)	(67,317,008)	206,661	7,639,443

Class Y
Shares Sold	406,425	$17,905,774	941,007	$38,590,999
Shares Issued for Reinvested Dividends	187,899	8,281,321	618,487	22,707,855
Shares Redeemed	(2,600,260)	(116,860,535)	(1,311,560)	(54,361,429)

Net Increase (Decrease)	(2,005,936)	(90,673,440)	247,934	6,937,425

Class F
Shares Sold	2,953,391	$96,156,703	2,208,483	$75,649,434
Shares Issued for Reinvested Dividends	1,088,641	40,167,416	4,119,442	127,618,948
Shares Redeemed	(6,078,654)	(219,729,113)	(8,650,541)	(303,183,820)

Net Increase (Decrease)	(2,036,622)	(83,404,994)	(2,322,616)	(99,915,438)

Total Net Increase (Decrease)	(21,653,555)	$(776,354,440)	(3,312,371)	$(207,163,949)

Core Equity Fund
Class A
Shares Sold	12,000,329	$399,459,192	8,354,312	$252,717,104
Shares Issued for Reinvested Dividends	652,243	22,377,578	1,170,588	31,856,185
Shares Redeemed	(7,386,228)	(240,896,634)	(5,215,218)	(160,692,456)

Net Increase (Decrease)	5,266,344	180,940,136	4,309,682	123,880,833

120

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Core Equity Fund – (continued)
Class C
Shares Sold	4,551,296	$137,663,560	3,448,909	$95,348,410
Shares Issued for Reinvested Dividends	247,606	7,653,796	502,591	12,459,225
Shares Redeemed	(3,263,520)	(99,295,785)	(2,521,277)	(70,389,801)

Net Increase (Decrease)	1,535,382	46,021,571	1,430,223	37,417,834

Class I
Shares Sold	55,251,441	$1,824,328,535	25,472,720	$784,168,575
Shares Issued for Reinvested Dividends	1,340,855	46,209,109	1,993,782	54,347,120
Shares Redeemed	(27,336,937)	(896,498,720)	(12,866,239)	(391,201,983)

Net Increase (Decrease)	29,255,359	974,038,924	14,600,263	447,313,712

Class R3
Shares Sold	599,499	$20,904,257	211,237	$6,632,389
Shares Issued for Reinvested Dividends	21,100	731,315	48,300	1,333,045
Shares Redeemed	(352,314)	(11,904,251)	(389,729)	(12,245,081)

Net Increase (Decrease)	268,285	9,731,321	(130,192)	(4,279,647)

Class R4
Shares Sold	1,581,637	$56,055,128	1,180,826	$37,776,886
Shares Issued for Reinvested Dividends	100,713	3,564,282	208,644	5,850,946
Shares Redeemed	(1,491,613)	(51,795,823)	(1,698,103)	(53,981,141)

Net Increase (Decrease)	190,737	7,823,587	(308,633)	(10,353,309)

Class R5
Shares Sold	1,134,925	$38,804,050	1,436,917	$45,315,419
Shares Issued for Reinvested Dividends	159,932	5,552,692	323,315	8,879,357
Shares Redeemed	(2,986,041)	(101,176,396)	(1,502,323)	(47,538,353)

Net Increase (Decrease)	(1,691,184)	(56,819,654)	257,909	6,656,423

Class R6
Shares Sold	16,027,389	$553,894,759	4,632,883	$148,100,189
Shares Issued for Reinvested Dividends	209,189	7,302,091	253,490	6,992,185
Shares Redeemed	(3,524,239)	(123,476,087)	(2,017,998)	(61,880,496)

Net Increase (Decrease)	12,712,339	437,720,763	2,868,375	93,211,878

Class Y
Shares Sold	11,888,408	$397,928,760	5,881,409	$182,841,788
Shares Issued for Reinvested Dividends	285,662	9,972,693	370,855	10,229,172
Shares Redeemed	(4,866,025)	(165,866,944)	(2,374,093)	(71,937,946)

Net Increase (Decrease)	7,308,045	242,034,509	3,878,171	121,133,014

Class F
Shares Sold	29,798,828	$1,002,322,628	33,881,513	$1,030,449,832
Shares Issued for Reinvested Dividends	1,403,840	48,429,362	1,240,370	33,816,032
Shares Redeemed	(18,375,875)	(609,580,679)	(6,710,781)	(209,251,668)

Net Increase (Decrease)	12,826,793	441,171,311	28,411,102	855,014,196

Total Net Increase (Decrease)	67,672,100	$2,282,662,468	55,316,900	$1,669,994,934

Dividend and Growth Fund
Class A
Shares Sold	12,878,095	$307,347,699	10,848,253	$260,738,740
Shares Issued for Reinvested Dividends	6,355,646	158,639,507	16,688,013	372,818,519
Shares Redeemed	(23,863,951)	(575,703,006)	(20,698,694)	(499,914,217)

Net Increase (Decrease)	(4,630,210)	(109,715,800)	6,837,572	133,643,042

Class C
Shares Sold	1,341,581	$31,800,923	1,414,298	$32,132,341
Shares Issued for Reinvested Dividends	277,274	6,745,974	1,026,732	21,933,732
Shares Redeemed	(3,403,410)	(78,986,558)	(3,932,419)	(91,472,582)

Net Increase (Decrease)	(1,784,555)	(40,439,661)	(1,491,389)	(37,406,509)

Class I
Shares Sold	44,546,101	$1,034,422,781	13,889,977	$332,507,196
Shares Issued for Reinvested Dividends	2,167,389	53,242,132	3,988,160	88,918,028
Shares Redeemed	(18,862,040)	(444,869,560)	(9,237,704)	(220,366,922)

Net Increase (Decrease)	27,851,450	642,795,353	8,640,433	201,058,302

121

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Dividend and Growth Fund – (continued)
Class R3
Shares Sold	319,957	$7,867,244	328,462	$8,057,448
Shares Issued for Reinvested Dividends	98,410	2,513,108	314,415	7,102,460
Shares Redeemed	(713,282)	(17,768,056)	(931,518)	(22,971,895)

Net Increase (Decrease)	(294,915)	(7,387,704)	(288,641)	(7,811,987)

Class R4
Shares Sold	646,555	$15,896,512	1,040,819	$25,469,227
Shares Issued for Reinvested Dividends	137,823	3,531,150	460,939	10,513,161
Shares Redeemed	(1,673,250)	(42,325,963)	(2,335,283)	(58,396,232)

Net Increase (Decrease)	(888,872)	(22,898,301)	(833,525)	(22,413,844)

Class R5
Shares Sold	2,555,808	$63,782,124	3,271,224	$81,329,519
Shares Issued for Reinvested Dividends	142,472	3,650,977	245,192	5,650,369
Shares Redeemed	(2,841,394)	(70,963,602)	(1,841,585)	(46,178,130)

Net Increase (Decrease)	(143,114)	(3,530,501)	1,674,831	40,801,758

Class R6
Shares Sold	4,880,872	$113,525,683	2,225,050	$55,216,561
Shares Issued for Reinvested Dividends	237,877	5,996,137	391,648	9,024,849
Shares Redeemed	(1,733,037)	(42,798,399)	(993,067)	(24,710,883)

Net Increase (Decrease)	3,385,712	76,723,421	1,623,631	39,530,527

Class Y
Shares Sold	9,848,904	$247,712,473	5,457,856	$135,046,773
Shares Issued for Reinvested Dividends	1,131,629	28,911,339	2,777,641	63,824,725
Shares Redeemed	(7,635,109)	(181,522,018)	(5,583,324)	(138,468,750)

Net Increase (Decrease)	3,345,424	95,101,794	2,652,173	60,402,748

Class F
Shares Sold	27,526,744	$644,478,859	16,093,030	$386,215,855
Shares Issued for Reinvested Dividends	5,376,050	132,513,123	12,928,718	287,825,698
Shares Redeemed	(29,713,611)	(707,975,552)	(20,334,098)	(490,952,552)

Net Increase (Decrease)	3,189,183	69,016,430	8,687,650	183,089,001

Total Net Increase (Decrease)	30,030,103	$699,665,031	27,502,735	$590,893,038

Equity Income Fund
Class A
Shares Sold	7,828,556	$136,913,278	6,480,746	$121,285,443
Shares Issued for Reinvested Dividends	6,504,295	121,363,438	7,839,935	137,242,745
Shares Redeemed	(14,827,638)	(260,683,783)	(13,808,960)	(258,119,451)

Net Increase (Decrease)	(494,787)	(2,407,067)	511,721	408,737

Class C
Shares Sold	919,038	$16,271,303	1,403,741	$25,634,319
Shares Issued for Reinvested Dividends	1,018,170	19,066,339	1,490,092	25,756,245
Shares Redeemed	(5,650,866)	(99,286,782)	(5,337,720)	(99,926,506)

Net Increase (Decrease)	(3,713,658)	(63,949,140)	(2,443,887)	(48,535,942)

Class I
Shares Sold	24,304,724	$412,538,522	12,788,727	$238,778,998
Shares Issued for Reinvested Dividends	3,968,707	73,365,491	5,610,079	97,562,348
Shares Redeemed	(20,447,146)	(354,091,319)	(30,170,664)	(559,232,499)

Net Increase (Decrease)	7,826,285	131,812,694	(11,771,858)	(222,891,153)

Class R3
Shares Sold	271,229	$4,760,437	201,583	$3,801,906
Shares Issued for Reinvested Dividends	167,445	3,145,148	229,662	4,011,859
Shares Redeemed	(802,663)	(14,461,635)	(671,796)	(12,589,934)

Net Increase (Decrease)	(363,989)	(6,556,050)	(240,551)	(4,776,169)

Class R4
Shares Sold	608,869	$10,607,139	517,003	$9,693,018
Shares Issued for Reinvested Dividends	165,375	3,099,772	271,292	4,754,392
Shares Redeemed	(1,115,129)	(20,177,582)	(1,721,384)	(32,616,945)

Net Increase (Decrease)	(340,885)	(6,470,671)	(933,089)	(18,169,535)

122

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Equity Income Fund – (continued)
Class R5
Shares Sold	802,326	$14,635,220	1,131,152	$21,619,237
Shares Issued for Reinvested Dividends	278,873	5,250,372	360,589	6,368,591
Shares Redeemed	(1,956,200)	(36,004,334)	(1,508,603)	(28,818,781)

Net Increase (Decrease)	(875,001)	(16,118,742)	(16,862)	(830,953)

Class R6
Shares Sold	1,617,179	$29,511,931	1,148,910	$22,234,541
Shares Issued for Reinvested Dividends	215,494	4,044,046	193,154	3,429,995
Shares Redeemed	(1,293,116)	(23,556,776)	(544,409)	(10,408,102)

Net Increase (Decrease)	539,557	9,999,201	797,655	15,256,434

Class Y
Shares Sold	2,226,330	$40,140,301	2,508,088	$47,678,296
Shares Issued for Reinvested Dividends	392,940	7,398,398	658,477	11,609,476
Shares Redeemed	(3,219,621)	(56,256,214)	(5,123,450)	(95,079,692)

Net Increase (Decrease)	(600,351)	(8,717,515)	(1,956,885)	(35,791,920)

Class F
Shares Sold	11,762,717	$205,404,640	10,316,801	$193,403,821
Shares Issued for Reinvested Dividends	4,181,434	77,191,341	4,372,836	76,382,908
Shares Redeemed	(11,310,899)	(199,892,407)	(8,455,981)	(159,836,569)

Net Increase (Decrease)	4,633,252	82,703,574	6,233,656	109,950,160

Total Net Increase (Decrease)	6,610,423	$120,296,284	(9,820,100)	$(205,380,341)

Growth Opportunities Fund
Class A
Shares Sold	5,812,021	$259,824,535	5,563,708	$213,086,115
Shares Issued for Reinvested Dividends	3,358,472	128,192,872	13,501,045	442,159,235
Shares Redeemed	(8,349,301)	(364,377,295)	(9,974,318)	(382,016,437)

Net Increase (Decrease)	821,192	23,640,112	9,090,435	273,228,913

Class C
Shares Sold	2,155,278	$46,083,147	3,170,815	$62,375,652
Shares Issued for Reinvested Dividends	1,561,881	29,066,389	5,635,659	96,538,837
Shares Redeemed	(5,277,715)	(112,869,127)	(6,028,908)	(121,531,114)

Net Increase (Decrease)	(1,560,556)	(37,719,591)	2,777,566	37,383,375

Class I
Shares Sold	8,087,671	$380,046,455	11,781,273	$478,068,139
Shares Issued for Reinvested Dividends	1,712,981	69,821,119	8,365,419	290,614,670
Shares Redeemed	(16,144,778)	(718,420,627)	(19,254,836)	(785,597,820)

Net Increase (Decrease)	(6,344,126)	(268,553,053)	891,856	(16,915,011)

Class R3
Shares Sold	183,888	$8,139,758	218,666	$8,369,169
Shares Issued for Reinvested Dividends	70,480	2,685,999	309,474	10,153,854
Shares Redeemed	(510,198)	(22,155,084)	(429,915)	(16,932,192)

Net Increase (Decrease)	(255,830)	(11,329,327)	98,225	1,590,831

Class R4
Shares Sold	248,241	$12,098,571	250,422	$10,352,870
Shares Issued for Reinvested Dividends	84,663	3,477,115	446,887	15,681,250
Shares Redeemed	(714,482)	(33,779,284)	(746,989)	(31,374,403)

Net Increase (Decrease)	(381,578)	(18,203,598)	(49,680)	(5,340,283)

Class R5
Shares Sold	145,107	$7,246,281	186,925	$8,171,987
Shares Issued for Reinvested Dividends	30,971	1,353,114	109,194	4,050,013
Shares Redeemed	(373,606)	(18,780,243)	(119,452)	(5,325,984)

Net Increase (Decrease)	(197,528)	(10,180,848)	176,667	6,896,016

Class R6
Shares Sold	306,651	$16,060,946	357,710	$15,726,095
Shares Issued for Reinvested Dividends	28,918	1,288,564	64,798	2,446,116
Shares Redeemed	(200,896)	(10,416,531)	(159,208)	(7,327,990)

Net Increase (Decrease)	134,673	6,932,979	263,300	10,844,221

123

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Growth Opportunities Fund – (continued)
Class Y
Shares Sold	4,986,167	$311,128,698	1,911,323	$84,186,840
Shares Issued for Reinvested Dividends	199,027	8,864,641	650,084	24,540,654
Shares Redeemed	(2,009,071)	(111,330,500)	(1,452,543)	(67,133,531)

Net Increase (Decrease)	3,176,123	208,662,839	1,108,864	41,593,963

Class F
Shares Sold	3,945,706	$196,024,123	3,874,932	$160,316,539
Shares Issued for Reinvested Dividends	769,915	31,497,242	2,537,024	88,339,164
Shares Redeemed	(3,691,002)	(177,948,400)	(2,258,227)	(94,166,031)

Net Increase (Decrease)	1,024,619	49,572,965	4,153,729	154,489,672

Total Net Increase (Decrease)	(3,583,011)	$(57,177,522)	18,510,962	$503,771,697

Healthcare Fund
Class A
Shares Sold	1,358,922	$51,528,734	1,270,592	$42,474,857
Shares Issued for Reinvested Dividends	1,142,449	42,179,219	1,531,546	47,003,147
Shares Redeemed	(2,954,883)	(111,468,464)	(3,947,053)	(131,520,198)

Net Increase (Decrease)	(453,512)	(17,760,511)	(1,144,915)	(42,042,194)

Class C
Shares Sold	416,479	$12,224,079	386,423	$10,098,608
Shares Issued for Reinvested Dividends	382,047	10,983,839	549,060	13,440,993
Shares Redeemed	(1,283,408)	(37,962,383)	(1,751,911)	(46,660,248)

Net Increase (Decrease)	(484,882)	(14,754,465)	(816,428)	(23,120,647)

Class I
Shares Sold	2,595,432	$104,468,275	1,860,549	$65,494,008
Shares Issued for Reinvested Dividends	416,322	16,319,822	716,965	23,208,155
Shares Redeemed	(2,244,715)	(89,839,287)	(5,201,462)	(180,879,649)

Net Increase (Decrease)	767,039	30,948,810	(2,623,948)	(92,177,486)

Class R3
Shares Sold	197,480	$7,654,724	140,316	$4,727,398
Shares Issued for Reinvested Dividends	55,830	2,117,618	82,110	2,592,207
Shares Redeemed	(439,877)	(17,102,681)	(381,548)	(13,280,244)

Net Increase (Decrease)	(186,567)	(7,330,339)	(159,122)	(5,960,639)

Class R4
Shares Sold	200,061	$8,245,646	153,972	$5,595,659
Shares Issued for Reinvested Dividends	36,845	1,484,498	61,171	2,038,224
Shares Redeemed	(365,083)	(15,109,587)	(397,220)	(14,387,290)

Net Increase (Decrease)	(128,177)	(5,379,443)	(182,077)	(6,753,407)

Class R5
Shares Sold	209,035	$9,163,668	98,097	$3,776,425
Shares Issued for Reinvested Dividends	8,515	362,223	12,444	435,292
Shares Redeemed	(137,584)	(5,877,478)	(158,841)	(6,002,309)

Net Increase (Decrease)	79,966	3,648,413	(48,300)	(1,790,592)

Class R6(1)
Shares Sold	54,266	$2,377,216	33,146	$1,302,429
Shares Issued for Reinvested Dividends	3,211	138,636	—	—
Shares Redeemed	(9,001)	(390,531)	(660)	(26,300)

Net Increase (Decrease)	48,476	2,125,321	32,486	1,276,129

Class Y
Shares Sold	542,348	$23,900,470	669,883	$26,123,541
Shares Issued for Reinvested Dividends	96,305	4,156,525	94,877	3,362,455
Shares Redeemed	(367,262)	(16,122,522)	(354,102)	(13,626,705)

Net Increase (Decrease)	271,391	11,934,473	410,658	15,859,291

Class F
Shares Sold	135,930	$5,893,269	72,466	$2,542,615
Shares Issued for Reinvested Dividends	45,179	1,776,419	158,658	5,145,276
Shares Redeemed	(154,961)	(6,147,780)	(1,561,880)	(51,838,121)

Net Increase (Decrease)	26,148	1,521,908	(1,330,756)	(44,150,230)

Total Net Increase (Decrease)	(60,118)	$4,954,167	(5,862,402)	$(198,859,775)

124

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

MidCap Fund
Class A
Shares Sold	7,479,560	$213,627,977	10,562,439	$302,872,439
Shares Issued for Reinvested Dividends	4,994,716	148,592,803	11,616,898	286,472,704
Shares Redeemed	(16,503,575)	(468,979,095)	(15,519,945)	(445,949,253)

Net Increase (Decrease)	(4,029,299)	(106,758,315)	6,659,392	143,395,890

Class C
Shares Sold	1,573,527	$30,282,962	3,619,415	$71,020,807
Shares Issued for Reinvested Dividends	1,866,822	37,149,763	5,087,766	86,695,527
Shares Redeemed	(8,672,532)	(165,685,884)	(11,310,026)	(222,847,023)

Net Increase (Decrease)	(5,232,183)	(98,253,159)	(2,602,845)	(65,130,689)

Class I
Shares Sold	46,979,290	$1,323,608,186	42,632,618	$1,267,074,961
Shares Issued for Reinvested Dividends	6,833,413	211,084,130	15,195,028	387,321,276
Shares Redeemed	(65,064,509)	(1,964,863,323)	(43,805,361)	(1,290,404,699)

Net Increase (Decrease)	(11,251,806)	(430,171,007)	14,022,285	363,991,538

Class R3
Shares Sold	732,243	$22,709,563	556,017	$17,863,858
Shares Issued for Reinvested Dividends	135,870	4,553,016	380,030	10,526,822
Shares Redeemed	(1,028,675)	(33,458,482)	(1,180,346)	(38,151,880)

Net Increase (Decrease)	(160,562)	(6,195,903)	(244,299)	(9,761,200)

Class R4
Shares Sold	1,188,661	$39,805,895	2,008,473	$67,464,654
Shares Issued for Reinvested Dividends	324,499	11,409,397	881,164	25,483,275
Shares Redeemed	(3,333,796)	(113,157,709)	(3,755,272)	(128,083,303)

Net Increase (Decrease)	(1,820,636)	(61,942,417)	(865,635)	(35,135,374)

Class R5
Shares Sold	2,214,020	$77,371,989	5,884,056	$201,889,123
Shares Issued for Reinvested Dividends	534,352	19,461,090	1,361,847	40,610,288
Shares Redeemed	(6,388,662)	(229,431,554)	(6,880,878)	(238,241,924)

Net Increase (Decrease)	(3,640,290)	(132,598,475)	365,025	4,257,487

Class R6
Shares Sold	13,129,081	$470,477,844	23,570,871	$824,805,540
Shares Issued for Reinvested Dividends	1,978,533	72,988,070	3,466,868	104,560,740
Shares Redeemed	(15,444,055)	(551,163,077)	(8,765,259)	(311,279,864)

Net Increase (Decrease)	(336,441)	(7,697,163)	18,272,480	618,086,416

Class Y
Shares Sold	8,081,483	$279,248,651	13,498,176	$461,820,073
Shares Issued for Reinvested Dividends	1,713,171	63,096,079	4,622,179	139,266,264
Shares Redeemed	(21,978,523)	(783,693,402)	(29,761,816)	(1,038,153,416)

Net Increase (Decrease)	(12,183,869)	(441,348,672)	(11,641,461)	(437,067,079)

Class F
Shares Sold	20,067,998	$592,511,897	23,838,251	$717,246,012
Shares Issued for Reinvested Dividends	3,417,284	105,901,640	6,900,254	176,232,472
Shares Redeemed	(19,463,971)	(580,117,317)	(12,295,039)	(370,932,155)

Net Increase (Decrease)	4,021,311	118,296,220	18,443,466	522,546,329

Total Net Increase (Decrease)	(34,633,775)	$(1,166,668,891)	42,408,408	$1,105,183,318

MidCap Value Fund
Class A
Shares Sold	2,480,138	$30,751,925	3,015,194	$39,850,799
Shares Issued for Reinvested Dividends	633,942	9,248,149	2,634,934	31,694,686
Shares Redeemed	(4,519,018)	(55,158,666)	(3,749,358)	(50,258,979)

Net Increase (Decrease)	(1,404,938)	(15,158,592)	1,900,770	21,286,506

Class C
Shares Sold	121,039	$1,113,875	219,028	$2,302,437
Shares Issued for Reinvested Dividends	40,108	460,945	240,187	2,313,001
Shares Redeemed	(556,664)	(5,538,552)	(572,160)	(6,156,895)

Net Increase (Decrease)	(395,517)	(3,963,732)	(112,945)	(1,541,457)

125

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

MidCap Value Fund – (continued)
Class I
Shares Sold	520,034	$6,756,443	414,930	$5,677,380
Shares Issued for Reinvested Dividends	66,544	983,484	300,075	3,648,250
Shares Redeemed	(1,126,169)	(13,885,918)	(939,685)	(12,651,962)

Net Increase (Decrease)	(539,591)	(6,145,991)	(224,680)	(3,326,332)

Class R3
Shares Sold	83,482	$1,027,547	77,867	$1,086,097
Shares Issued for Reinvested Dividends	12,474	191,545	72,689	922,418
Shares Redeemed	(211,872)	(2,849,232)	(250,237)	(3,619,666)

Net Increase (Decrease)	(115,916)	(1,630,140)	(99,681)	(1,611,151)

Class R4
Shares Sold	112,090	$1,454,297	125,020	$1,801,520
Shares Issued for Reinvested Dividends	19,234	303,476	82,313	1,068,388
Shares Redeemed	(222,635)	(3,007,462)	(194,448)	(2,814,110)

Net Increase (Decrease)	(91,311)	(1,249,689)	12,885	55,798

Class R5
Shares Sold	9,680	$139,991	68,987	$961,987
Shares Issued for Reinvested Dividends	2,874	46,111	36,259	477,765
Shares Redeemed	(7,314)	(94,084)	(517,692)	(7,282,905)

Net Increase (Decrease)	5,240	92,018	(412,446)	(5,843,153)

Class Y
Shares Sold	126,076	$1,744,448	291,417	$4,364,547
Shares Issued for Reinvested Dividends	24,096	388,031	90,660	1,198,031
Shares Redeemed	(202,609)	(2,806,695)	(306,083)	(4,432,547)

Net Increase (Decrease)	(52,437)	(674,216)	75,994	1,130,031

Class F
Shares Sold	8,138,328	$100,149,062	6,169,822	$84,036,654
Shares Issued for Reinvested Dividends	724,542	10,710,609	2,440,229	29,675,324
Shares Redeemed	(6,157,364)	(78,365,435)	(4,278,093)	(58,547,425)

Net Increase (Decrease)	2,705,506	32,494,236	4,331,958	55,164,553

Total Net Increase (Decrease)	111,036	$3,763,894	5,471,855	$65,314,795

Quality Value Fund
Class A
Shares Sold	439,196	$8,293,523	515,463	$10,074,937
Shares Issued for Reinvested Dividends	399,950	8,456,495	572,123	10,176,420
Shares Redeemed	(1,349,336)	(25,330,604)	(1,261,687)	(24,792,514)

Net Increase (Decrease)	(510,190)	(8,580,586)	(174,101)	(4,541,157)

Class C
Shares Sold	27,218	$445,180	48,982	$803,712
Shares Issued for Reinvested Dividends	16,808	302,140	28,768	438,130
Shares Redeemed	(189,929)	(3,063,775)	(229,704)	(3,910,337)

Net Increase (Decrease)	(145,903)	(2,316,455)	(151,954)	(2,668,495)

Class I
Shares Sold	116,192	$2,216,237	118,116	$2,316,278
Shares Issued for Reinvested Dividends	32,925	686,590	47,997	841,546
Shares Redeemed	(167,957)	(3,198,931)	(208,357)	(4,046,731)

Net Increase (Decrease)	(18,840)	(296,104)	(42,244)	(888,907)

Class R3
Shares Sold	5,088	$93,854	17,295	$356,081
Shares Issued for Reinvested Dividends	2,697	57,990	3,279	59,308
Shares Redeemed	(20,388)	(402,055)	(15,768)	(322,706)

Net Increase (Decrease)	(12,603)	(250,211)	4,806	92,683

Class R4
Shares Sold	42,840	$822,386	27,215	$549,127
Shares Issued for Reinvested Dividends	13,979	303,759	19,976	364,460
Shares Redeemed	(131,128)	(2,658,103)	(63,260)	(1,291,227)

Net Increase (Decrease)	(74,309)	(1,531,958)	(16,069)	(377,640)

126

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Quality Value Fund – (continued)
Class R5
Shares Sold	510	$10,672	1,251	$24,050
Shares Issued for Reinvested Dividends	566	12,405	1,768	32,495
Shares Redeemed	(173)	(3,456)	(16,898)	(357,155)

Net Increase (Decrease)	903	19,621	(13,879)	(300,610)

Class R6
Shares Sold	25,758	$484,275	1,060	$21,715
Shares Issued for Reinvested Dividends	83	1,828	35	650
Shares Redeemed	(2,382)	(47,033)	(6)	(133)

Net Increase (Decrease)	23,459	439,070	1,089	22,232

Class Y
Shares Sold	7,651	$158,274	27,388	$566,227
Shares Issued for Reinvested Dividends	1,541	33,830	2,143	39,465
Shares Redeemed	(17,842)	(304,447)	(30,147)	(614,974)

Net Increase (Decrease)	(8,650)	(112,343)	(616)	(9,282)

Class F
Shares Sold	110,798	$1,978,094	106,180	$2,050,010
Shares Issued for Reinvested Dividends	31,266	650,547	350,111	6,128,466
Shares Redeemed	(181,962)	(3,365,916)	(4,395,222)	(84,991,695)

Net Increase (Decrease)	(39,898)	(737,275)	(3,938,931)	(76,813,219)

Total Net Increase (Decrease)	(786,031)	$(13,366,241)	(4,331,899)	$(85,484,395)

Small Cap Growth Fund
Class A
Shares Sold	129,404	$5,969,147	143,713	$6,367,732
Shares Issued for Reinvested Dividends	64,625	3,116,821	1,137,942	42,820,742
Shares Redeemed	(602,309)	(27,705,360)	(691,468)	(30,501,386)

Net Increase (Decrease)	(408,280)	(18,619,392)	590,187	18,687,088

Class C
Shares Sold	4,911	$150,801	33,213	$900,484
Shares Issued for Reinvested Dividends	10,908	352,646	236,201	6,042,022
Shares Redeemed	(164,584)	(5,078,582)	(315,783)	(9,391,318)

Net Increase (Decrease)	(148,765)	(4,575,135)	(46,369)	(2,448,812)

Class I
Shares Sold	1,191,528	$51,688,394	2,177,043	$98,419,282
Shares Issued for Reinvested Dividends	57,456	2,916,489	1,099,491	43,341,934
Shares Redeemed	(3,414,260)	(171,804,734)	(3,548,369)	(163,047,531)

Net Increase (Decrease)	(2,165,276)	(117,199,851)	(271,835)	(21,286,315)

Class R3
Shares Sold	41,973	$1,789,694	69,866	$2,907,966
Shares Issued for Reinvested Dividends	3,087	146,681	60,131	2,234,481
Shares Redeemed	(119,534)	(5,504,341)	(148,734)	(6,537,096)

Net Increase (Decrease)	(74,474)	(3,567,966)	(18,737)	(1,394,649)

Class R4
Shares Sold	138,690	$6,582,259	285,710	$12,583,104
Shares Issued for Reinvested Dividends	12,210	614,885	297,846	11,687,478
Shares Redeemed	(456,656)	(20,953,685)	(909,172)	(41,585,558)

Net Increase (Decrease)	(305,756)	(13,756,541)	(325,616)	(17,314,976)

Class R5
Shares Sold	720,572	$37,862,183	484,882	$22,426,482
Shares Issued for Reinvested Dividends	21,655	1,157,694	397,887	16,508,317
Shares Redeemed	(1,119,362)	(58,971,093)	(844,219)	(41,911,678)

Net Increase (Decrease)	(377,135)	(19,951,216)	38,550	(2,976,879)

Class R6
Shares Sold	1,797,542	$98,016,701	827,350	$38,567,669
Shares Issued for Reinvested Dividends	17,777	965,664	205,988	8,674,158
Shares Redeemed	(1,722,133)	(85,535,221)	(479,346)	(23,694,911)

Net Increase (Decrease)	93,186	13,447,144	553,992	23,546,916

127

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Small Cap Growth Fund – (continued)
Class Y
Shares Sold	1,010,537	$51,567,246	3,471,469	$173,976,901
Shares Issued for Reinvested Dividends	92,203	5,010,332	1,656,136	69,789,590
Shares Redeemed	(3,823,424)	(209,045,933)	(3,955,235)	(186,437,170)

Net Increase (Decrease)	(2,720,684)	(152,468,355)	1,172,370	57,329,321

Class F
Shares Sold	192,412	$7,897,145	229,925	$10,549,148
Shares Issued for Reinvested Dividends	12,299	626,749	221,268	8,748,931
Shares Redeemed	(354,986)	(17,110,113)	(324,117)	(15,214,484)

Net Increase (Decrease)	(150,275)	(8,586,219)	127,076	4,083,595

Total Net Increase (Decrease)	(6,257,459)	$(325,277,531)	1,819,618	$58,225,289

Small Cap Value Fund
Class A
Shares Sold	431,215	$3,396,385	535,811	$5,599,188
Shares Issued for Reinvested Dividends	292,505	2,936,036	1,345,441	12,452,725
Shares Redeemed	(1,289,036)	(10,577,661)	(1,175,436)	(12,205,028)

Net Increase (Decrease)	(565,316)	(4,245,240)	705,816	5,846,885

Class C
Shares Sold	31,607	$222,855	27,521	$250,111
Shares Issued for Reinvested Dividends	26,761	229,881	201,614	1,622,991
Shares Redeemed	(189,586)	(1,389,193)	(336,158)	(3,016,977)

Net Increase (Decrease)	(131,218)	(936,457)	(107,023)	(1,143,875)

Class I
Shares Sold	295,467	$2,831,571	290,021	$3,176,128
Shares Issued for Reinvested Dividends	41,551	418,405	101,935	945,995
Shares Redeemed	(405,903)	(3,187,749)	(246,872)	(2,384,735)

Net Increase (Decrease)	(68,885)	62,227	145,084	1,737,388

Class R3
Shares Sold	9,891	$82,868	12,137	$130,291
Shares Issued for Reinvested Dividends	3,512	36,622	12,847	123,296
Shares Redeemed	(17,164)	(139,499)	(5,951)	(64,581)

Net Increase (Decrease)	(3,761)	(20,009)	19,033	189,006

Class R4
Shares Sold	1,313	$11,330	2,596	$26,803
Shares Issued for Reinvested Dividends	226	2,398	493	4,797
Shares Redeemed	(4,441)	(42,520)	(92)	(993)

Net Increase (Decrease)	(2,902)	(28,792)	2,997	30,607

Class R5
Shares Sold	1,479	$10,000	—	$—
Shares Issued for Reinvested Dividends	69	730	888	8,638
Shares Redeemed	(1,479)	(11,716)	(2,386)	(24,304)

Net Increase (Decrease)	69	(986)	(1,498)	(15,666)

Class R6
Shares Sold	18,071	$163,710	8,510	$91,476
Shares Issued for Reinvested Dividends	665	7,036	253	2,456
Shares Redeemed	(741)	(7,349)	(11)	(110)

Net Increase (Decrease)	17,995	163,397	8,752	93,822

Class Y
Shares Sold	842	$7,711	27,569	$298,131
Shares Issued for Reinvested Dividends	2,671	28,235	11,902	115,661
Shares Redeemed	(27,529)	(261,033)	(32,472)	(375,274)

Net Increase (Decrease)	(24,016)	(225,087)	6,999	38,518

Class F
Shares Sold	906,600	$7,468,195	1,466,457	$14,533,039
Shares Issued for Reinvested Dividends	329,545	3,318,168	1,036,113	9,621,393
Shares Redeemed	(1,038,699)	(8,257,092)	(619,373)	(6,521,061)

Net Increase (Decrease)	197,446	2,529,271	1,883,197	17,633,371

Total Net Increase (Decrease)	(580,588)	$(2,701,676)	2,663,357	$24,410,056

128

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Small Company Fund
Class A
Shares Sold	1,886,865	$39,854,997	1,819,229	$35,427,303
Shares Issued for Reinvested Dividends	956,824	19,433,104	3,082,592	50,462,033
Shares Redeemed	(2,885,202)	(59,241,409)	(2,373,495)	(46,229,828)

Net Increase (Decrease)	(41,513)	46,692	2,528,326	39,659,508

Class C
Shares Sold	116,822	$1,577,039	124,624	$1,583,364
Shares Issued for Reinvested Dividends	70,385	901,628	252,369	2,718,019
Shares Redeemed	(366,573)	(4,857,687)	(358,239)	(4,604,087)

Net Increase (Decrease)	(179,366)	(2,379,020)	18,754	(302,704)

Class I
Shares Sold	296,143	$6,816,692	217,227	$4,551,958
Shares Issued for Reinvested Dividends	75,333	1,633,979	279,521	4,855,272
Shares Redeemed	(304,758)	(6,628,138)	(478,368)	(9,730,251)

Net Increase (Decrease)	66,718	1,822,533	18,380	(323,021)

Class R3
Shares Sold	89,211	$1,943,559	134,256	$2,730,277
Shares Issued for Reinvested Dividends	35,475	793,230	146,146	2,626,237
Shares Redeemed	(258,886)	(5,812,439)	(330,361)	(7,087,474)

Net Increase (Decrease)	(134,200)	(3,075,650)	(49,959)	(1,730,960)

Class R4
Shares Sold	118,455	$2,883,625	147,445	$3,466,416
Shares Issued for Reinvested Dividends	31,292	752,892	125,461	2,408,843
Shares Redeemed	(304,693)	(7,836,433)	(280,883)	(6,458,571)

Net Increase (Decrease)	(154,946)	(4,199,916)	(7,977)	(583,312)

Class R5
Shares Sold	44,314	$1,187,403	62,555	$1,589,279
Shares Issued for Reinvested Dividends	6,152	157,911	19,819	403,513
Shares Redeemed	(56,252)	(1,506,697)	(55,755)	(1,415,258)

Net Increase (Decrease)	(5,786)	(161,383)	26,619	577,534

Class R6
Shares Sold	43,328	$1,379,271	2,145	$54,273
Shares Issued for Reinvested Dividends	220	5,772	1,032	21,469
Shares Redeemed	(5,289)	(151,909)	(553)	(14,301)

Net Increase (Decrease)	38,259	1,233,134	2,624	61,441

Class Y
Shares Sold	236,078	$6,005,173	165,468	$4,153,738
Shares Issued for Reinvested Dividends	58,965	1,548,420	252,900	5,260,320
Shares Redeemed	(943,050)	(22,519,569)	(475,656)	(10,480,486)

Net Increase (Decrease)	(648,007)	(14,965,976)	(57,288)	(1,066,428)

Class F
Shares Sold	1,838,858	$40,440,450	4,045,700	$86,904,113
Shares Issued for Reinvested Dividends	518,887	11,316,929	1,153,443	20,116,041
Shares Redeemed	(2,396,511)	(56,036,553)	(1,258,713)	(26,615,628)

Net Increase (Decrease)	(38,766)	(4,279,174)	3,940,430	80,404,526

Total Net Increase (Decrease)	(1,097,607)	$(25,958,760)	6,419,909	$116,696,584

(1)	Inception date was February 28, 2019.

14.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended October 31, 2020, none of the Funds had borrowings under this facility.

129

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2020

15.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Recent Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

17.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Companies, on behalf of their respective Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of each Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by each Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

18.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

130

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for the year ended October 31, 2020, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 29, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

131

Hartford Domestic Equity Funds

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, HFMC provided an annual written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The annual report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.

Since the inception of the LRM Program, HFMC has not increased nor reduced the HLIM for any Fund.

Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

132

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS*

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Director	Since 2001(5) Since 2002(6)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

133

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

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Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Following their election by shareholders, the following persons become Directors effective November 2, 2020:

Derrick D. Cephas – Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020). Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

Andrew A. Johnson – Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).

Paul L. Rosenberg – Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Directors.
(5)	For The Hartford Mutual Funds, Inc.
(6)	For The Hartford Mutual Funds II, Inc.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Quality Value Fund

The Hartford Small Cap Growth Fund

Hartford Small Cap Value Fund

The Hartford Small Company Fund

(each, a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 4-5, 2020, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) with respect to each Fund.

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent

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legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 12, 2020 and June 16-17, 2020 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with written additional information in advance of the August 4-5, 2020 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the Funds’ securities lending program and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of

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investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund uses a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of HFMC’s process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense

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ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board also considered that HFMC provides nondiscretionary investment advisory services to a model portfolio that pursues an investment objective and an investment strategy similar to those of the Hartford Core Equity Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford Quality Value Fund and the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

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The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2020.

The Hartford Capital Appreciation Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2021.

Hartford Core Equity Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.08% through February 28, 2021.

The Hartford Dividend and Growth Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2021.

The Hartford Equity Income Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the third quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2021.

The Hartford Growth Opportunities Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2021.

The Hartford Healthcare Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.

141

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 28, 2021.

The Hartford MidCap Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.04%, respectively, through February 28, 2021.

The Hartford MidCap Value Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 28, 2021.

Hartford Quality Value Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Small Cap Growth Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2021.

Hartford Small Cap Value Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Small Company Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.40% through February 28, 2021, and that HFMC had reimbursed the Fund for certain expenses.

* * * *

142

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

143

Hartford Domestic Equity Funds

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Funds was held on October 21, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Funds’ Board of Directors. Shareholders elected the following ten (10) Directors at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Directors were as follows:

The Hartford Mutual Funds, Inc. Shares Outstanding (as of Record Date): 4,786,852,771.602 Total Shares Voted: 3,984,902,623.370 Percentage of Shares Voted: 83.246%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	3,902,805,882.770	97.940%	81.531%
	Withheld:	82,096,740.600	2.060%	1.715%
Robin C. Beery	For:	3,915,421,841.765	98.257%	81.795%
	Withheld:	69,480,781.605	1.743%	1.451%
Lynn S. Birdsong	For:	3,905,268,785.333	98.002%	81.583%
	Withheld:	79,633,838.037	1.998%	1.663%
Derrick D. Cephas	For:	3,906,387,023.712	98.030%	81.606%
	Withheld:	78,515,599.658	1.970%	1.640%
James E. Davey	For:	3,911,005,174.673	98.146%	81.703%
	Withheld:	73,897,448.697	1.854%	1.543%
Christine R. Detrick	For:	3,915,250,969.140	98.253%	81.791%
	Withheld:	69,651,654.230	1.747%	1.455%
Andrew A. Johnson	For:	3,908,222,118.290	98.076%	81.645%
	Withheld:	76,680,505.080	1.924%	1.601%
Paul L. Rosenberg	For:	3,904,491,528.107	97.983%	81.567%
	Withheld:	80,411,095.263	2.017%	1.679%
Lemma W. Senbet	For:	3,908,008,747.183	98.071%	81.640%
	Withheld:	76,893,876.187	1.929%	1.606%
David Sung	For:	3,899,522,144.326	97.858%	81.463%
	Withheld:	85,380,479.044	2.142%	1.783%

144

Hartford Domestic Equity Funds

Supplemental Proxy Information (Unaudited) – (continued)

The Harford Mutual Funds II, Inc. Shares Outstanding (as of Record Date): 768,594,114.957 Total Shares Voted: 566,699,328.863 Percentage of Shares Voted: 73.731%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	556,660,539.359	98.229%	72.425%
	Withheld:	10,038,789.504	1.771%	1.306%
Robin C. Beery	For:	556,944,922.870	98.279%	72.462%
	Withheld:	9,754,405.993	1.721%	1.269%
Lynn S. Birdsong	For:	556,292,460.990	98.164%	72.377%
	Withheld:	10,406,867.873	1.836%	1.354%
Derrick D. Cephas	For:	556,856,991.347	98.264%	72.451%
	Withheld:	9,842,337.516	1.736%	1.280%
James E. Davey	For:	557,044,179.884	98.297%	72.475%
	Withheld:	9,655,148.979	1.703%	1.256%
Christine R. Detrick	For:	557,270,841.428	98.337%	72.505%
	Withheld:	9,428,487.435	1.663%	1.226%
Andrew A. Johnson	For:	556,714,377.226	98.239%	72.432%
	Withheld:	9,984,951.637	1.761%	1.299%
Paul L. Rosenberg	For:	556,427,961.551	98.188%	72.395%
	Withheld:	10,271,367.312	1,812%	1.336%
Lemma W. Senbet	For:	556,309,838.539	98.167%	72.380%
	Withheld:	10,389,490.324	1.833%	1.351%
David Sung	For:	556,545,785.718	98.209%	72.410%
	Withheld:	10,153,543.145	1.791%	1.321%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Director and did not seek re-election. Mr. Hill will continue to serve as a Director until his scheduled retirement on December 31, 2020.

145

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

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As allowed by law, we may share Personal Financial Information with our affiliates to:

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We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

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When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

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as required by law.

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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Some techniques we use to protect Personal Information include:

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Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-DE20    12/20    219823    Printed in U.S.A.

Hartford Funds Our Benchmark is The Investor®. Hartford Schroders Funds Annual Report October 31, 2020 Hartford Schroders China A Fund Hartford Schroders Emerging Markets Equity Fund Hartford Schroders Emerging Markets Multi-Sector Bond Fund Hartford Schroders International Multi-Cap Value Fund Hartford Schroders International Stock Fund Hartford Schroders Securitized Income Fund Hartford Schroders Tax-Aware Bond Fund Hartford Schroders US MidCap Opportunities Fund Hartford Schroders US Small Cap Opportunities Fund Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2019 through October 31, 2020.

Market Review

During the 12 months ended October 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.71% – an impressive number, to be sure, but one that doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that has plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performances, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and helped trigger a global recession. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

Late April 2020 brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had reached another grim milestone of more than 230,000 coronavirus deaths. As fall cases surged, a new round of lockdowns and restrictions on economic activity, particularly in Europe, were widely adopted; however, Congress deadlocked over providing further economic stimulus. A late-period market selloff triggered by worsening virus numbers reminded investors of the potential for further economic uncertainty ahead. In addition, a contentious U.S. presidential campaign divided the nation.

As we continue to endure spikes in COVID-19 cases while awaiting the regulatory approvals and distribution of a safe and effective vaccine, uncertainty remains. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Schroders Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders China A Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 03/31/2020 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Total Returns

for the Period Ending 10/31/2020

Since Inception[1]
Class A2	50.60%
Class A3	42.32%
Class C2	49.80%
Class C4	48.80%
Class I2	50.80%
Class Y2	50.80%
Class F2	50.90%
Class SDR[2]	50.90%
MSCI China A Onshore Index (Net)	36.63%

[1]	Inception: 03/31/2020, Not Annualized
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.47%	1.45%
Class C	2.24%	2.24%
Class I	1.20%	1.15%
Class Y	1.22%	1.11%
Class F	1.12%	0.99%
Class SDR	1.12%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 03/31/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

2

Hartford Schroders China A Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Hartford Schroders China A Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Jack Lee, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders China A Fund returned 50.60%, before sales charge, from the inception date of March 31, 2020 to October 31, 2020, outperforming the Fund’s benchmark, the MSCI China A Onshore Index (Net), which returned 36.60% for the same period. For the same period, the Class A shares of the Fund, before sales charge, also outperformed the 36.49% average return of the China Region peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

The Chinese equity market performed strongly over the period. We believe one of the key drivers of the strong performance was corporate earnings results. Solid incoming economic data also continued to validate the expectation of further economic recovery in the country. Regarding the coronavirus pandemic, China was “first in, first out” of this global health crisis. As a result, we believe China is also leading other countries in terms of economic recovery. During the period, industrial capacity and daily life were almost back to pre-pandemic levels. Exports and investment have been resilient and led the rebound. While the recovery in consumer consumption has lagged behind, the normalization of consumption patterns has accelerated towards the end of the period, with positive retail sales growth since August 2020. Overall, economic momentum has been supported by the unprecedented levels of fiscal and monetary stimulus by the Chinese government. This has, in turn, dramatically reduced bankruptcy risks and allowed investors to look through the current slump in earnings towards a more normal operating environment into 2021.

In addition to the strong policy support, Chinese equity markets have been led in recent months by companies that performed well during the coronavirus pandemic. These companies were often found in sectors and industries such as e-commerce and online gaming, healthcare, cloud computing, and technology more broadly – where earnings benefitted from an accelerating shift in consumption patterns during the global health crisis. The Chinese market’s heavy exposure to online companies helps explain its strong performance in recent months, as many of these stocks have benefited from a similar upward re-rating in valuations.

Stock selection supported the Fund’s strong performance relative to the MSCI China A Onshore Index (Net) for the period, with the largest contributions being made by the Industrials and Materials sectors. Conversely, selection was weaker in the Consumer Staples sector. Sector allocation was also supportive to the Fund’s relative returns. In particular, the Fund’s materially underweight exposure to the Financials sector contributed positively to relative returns for the period. However, the Fund’s underweight position in Consumer Staples offset part of the positive effect.

At the individual stock level, Zhejiang Sanhua Intelligent Controls was a key contributor to the Fund’s performance relative to the MSCI China A Onshore Index (Net) during the period. The electric-vehicle component maker traded higher on the back of resilient quarterly results released during the second quarter. Shares in industrial automatic control products manufacturer Shenzhen Inovance Technology rose on the back of a strong first quarter 2020 performance, which was driven by improvements in operational efficiency, and strong overall first half results in which margins continued to improve, owing to supply chain optimization, product mix, and leverage from increased volume. Shandong Sinocera Functional Material performed strongly as the market expected the implementation of China’s stage six emission standards for the automobile industry to boost the sales of the company’s ceramic honeycomb carrier, which is used as a tailpipe filter.

The Fund did not hold liquor company Kweichow Moutai, a constituent of the MSCI China A Onshore Index (Net), during the period, which detracted from relative performance. The shares rose in the second quarter of 2020 alongside those of its peers as it reported strong quarterly results despite the coronavirus pandemic. The Fund’s lack of exposure to another benchmark constituent liquor company, Wuliangye Yibin, impacted relative returns negatively for similar reasons to Kweichow Moutai. The zero weighting in Luxshare Precision Industry also detracted from performance, as the share price of the electronic connector manufacturer rose strongly alongside the broader Technology sector during the period.

Derivatives were not used in the Fund during the period.

What is the outlook as of the end of the period?

As of the end of the period, aggregate valuations for the market have risen to above-average levels following the strong market performance. We believe this is already pricing in a large part of the earnings recovery expected into 2021 and the upside for the companies that performed well during the pandemic. However, such optimism is not unreasonable given the potential for a snapback in activity in the next few quarters, and the ultra-low level of interest rates and bond yields around the world. Underneath the surface, we believe there is a very wide spread of earnings multiples among companies. This means that valuations in some of the sectors and industries with strong momentum this year – notably selected Healthcare, 5G equipment, electric vehicle-related equities, and other popular China A-listed shares – are much more stretched in our view. On the other hand, some cyclical and value equities have been out of favor with investors and are currently trading on a reasonable, if not distressed, valuations in our view. Given our expectations for continued economic recovery, there may be more rotation into cheap cyclical sectors, if they can show significant improvement in earnings.

3

Hartford Schroders China A Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Looking ahead, we expect that the pace of normalization after the coronavirus pandemic, the government’s policy stance, and ongoing U.S.-China tensions will remain the key drivers of China’s economic dynamics and market movements.

In terms of strategy, our key focus remains on those stocks exposed to the more secular growth themes in the country. In particular, we like stocks in the Industrials and upstream Materials sectors, as we believe these may benefit from multiple drivers including China’s industrial upgrade; the localization trend amid international trade friction; the abundance of engineering talent supporting research and development; increasing automation on the back of escalating labor costs; and a more environmentally conscious China. As of the end of the period, the Fund’s largest overweights relative to the MSCI China A Onshore Index (Net) were to the Industrials, Consumer Discretionary, Materials sectors, and the Fund’s largest underweights were to the Healthcare, Financials and Consumer Staples sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund invests in China A shares through Stock Connect, which is subject to a number of restrictions that may affect the Fund’s investments and returns. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. Concentrating investments in China subjects the Fund to more volatility and greater risk of loss than a more diversified fund. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small-cap and mid-cap securities can have greater risks and volatility than large-cap securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.7%
Consumer Discretionary	15.6
Consumer Staples	7.8
Financials	14.5
Health Care	6.9
Industrials	17.1
Information Technology	16.8
Materials	16.3
Real Estate	2.9
Utilities	0.8

Total	100.4%

Short-Term Investments	0.5
Other Assets & Liabilities	(0.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Schroders Emerging Markets Equity Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	11.28%	9.36%	3.44%
Class A2	5.15%	8.13%	2.86%
Class C1	10.51%	8.81%	3.29%
Class C3	9.51%	8.81%	3.29%
Class I1	11.56%	9.62%	3.68%
Class R3[1]	11.08%	9.27%	3.51%
Class R4[1]	11.43%	9.52%	3.63%
Class R5[1]	11.55%	9.66%	3.69%
Class Y1	11.69%	9.74%	3.73%
Class F1	11.79%	9.75%	3.74%
Class SDR[1]	11.77%	9.80%	3.77%
MSCI Emerging Markets Index (Net)	8.25%	7.92%	2.42%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.44%	1.44%
Class C	2.16%	2.16%
Class I	1.23%	1.23%
Class R3	1.78%	1.78%
Class R4	1.48%	1.48%
Class R5	1.18%	1.18%
Class Y	1.15%	1.15%
Class F	1.06%	1.06%
Class SDR	1.06%	1.06%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

5

Hartford Schroders Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Hartford Schroders Emerging Markets Equity Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Tom Wilson, CFA

Portfolio Manager

Robert Davy

Portfolio Manager

James Gotto

Portfolio Manager

Waj Hashmi, CFA

Portfolio Manager

Nicholas Field

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Equity Fund returned 11.28%, before sales charge, for the twelve-month period ended October 31, 2020 compared to the Fund’s benchmark, the MSCI Emerging Markets Index (Net) which returned 8.25% for the same period. For the same period, the Class A shares of the Fund, before sales charge, outperformed the 5.70% average return of the Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities posted a positive return in dollar terms over the twelve-month period ended October 31, 2020 as measured by the MSCI World Index (Net). After initially advancing as U.S.-China trade tensions eased, culminating in the signing of a phase one deal in January 2020, global equities saw a steep sell-off as the coronavirus pandemic took hold. Measures to contain the virus resulted in sharp declines in economic activity. Global central banks and governments responded with substantial monetary stimulus and fiscal support packages. The U.S. Federal Reserve (Fed) cut its policy rate to 0.25% and announced material quantitative easing (QE), while the European Central Bank (ECB) expanded its existing QE program. In the U.S., Congress passed several support packages while EU leaders agreed for a €750 billion ($886.6 billion) recovery fund to be distributed in 2021. This stimulus, together with optimism towards the development of a coronavirus vaccine and signs of economic recovery, boosted global equities, despite re-escalation in U.S.-China tensions. Emerging market equities also finished in positive territory, with support from U.S. dollar weakness later in the period. The MSCI Emerging Markets Index (Net) outperformed the MSCI World Index (Net) during the period.

Within the MSCI Emerging Markets Index (Net), China, Taiwan, and South Korea were by far the best-performing index markets during the period. Argentina was the only other emerging market to finish in positive territory. China, where the virus first appeared, was the first country to implement lockdowns, which appear to be successful in containing its spread. China began to lift restrictions during the northern hemisphere spring, with economic activity gradually normalizing. The authorities responded with fiscal stimulus, including additional measures unveiled at the National People’s Congress in May, as well as a mix of interest rate cuts. However, tensions with the U.S. re-escalated and broadened beyond trade. The U.S. tightened measures on Chinese telecommunications company Huawei, and took similar actions against semiconductor manufacturer SMIC. Meanwhile, China imposed a new security law on Hong Kong SAR which drew criticism from Western countries. Taiwan had relatively few cases of coronavirus, attributable to the government’s proactive response, deploying a plan developed following the SARS outbreak in 2003. Meanwhile, South Korea was successful in containing the spread of coronavirus via its track and trace program. Both Taiwan and South Korean markets were also led higher by strong performance from Technology equities. In Argentina, outperformance of the index market relative to the broader MSCI Emerging Markets Index (Net) was underpinned by a sharp rally in large index stock Globant.

Conversely, Greece was the worst-performing index market during the period, as the impact of the pandemic hit tourist revenues. Colombia recorded a steep fall, negatively impacted by the heavy decline in crude oil prices and the impact from the coronavirus pandemic. Lower crude prices and weaker demand weighed on Russian equities and the ruble. In Brazil, the government responded to the impact of the coronavirus pandemic by providing additional income support and funds for healthcare. The Brazilian central bank extended monetary policy easing and also agreed to a foreign exchange swap line with the Fed. However, concerns over the fiscal outlook weighed on the Brazilian real, and currency weakness accounted for the majority of the negative return. Turkish equities and the lira were firmly down as concerns over monetary policy mounted, with foreign exchange reserves continuing to ebb. The central European markets of Poland, Hungary and the Czech Republic all underperformed. India also lagged, albeit by a lesser extent.

The Fund outperformed the MSCI Emerging Markets Index (Net) over the reporting period. Country allocation was negative, with stock selection contributing to excess returns.

6

Hartford Schroders Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

On a country basis, the Fund’s overweight allocations to Russia, Brazil and Hungary, all of which underperformed, were the main detractors from performance. By contrast, these effects were partly offset by the underweight positions to Thailand, Indonesia, and India, all of which underperformed during the period.

At a stock level, selection in China, South Korea, South Africa and Taiwan added the most to relative returns during the period. In China, the overweights to JD.com and Tencent performed well. JD.com has seen sales growth over the period supported by e-commerce gaining market share. Tencent, meanwhile, continued to deliver strong growth in gaming and better-than-expected advertising performance. In South Korea, the Fund’s overweights to Samsung SDI and LG Chemical were among the key contributors to relative performance. Both stocks rallied sharply amid strong growth in electric vehicle battery demand. The overweight to internet search business Naver and a position in video game publisher Nexon, which was not a constituent of the MSCI Emerging Markets Index (Net), also performed well. In South Africa, the overweight to Naspers was a positive contributor to relative performance. In Taiwan, the overweight to TSMC was the main contributor to excess returns, as the stock’s price rallied on the company’s improving returns and competitive advantage. Being overweight to Delta Electronics was also beneficial during the period. Derivatives were not used in the Fund during the period.

What is the outlook as of the end of the period?

We believe the global economic recovery has lost some momentum recently. U.S. fiscal stimulus has so far not been renewed, and it is possible that further support is not forthcoming until after the inauguration of the next U.S. president in late January 2021. There is some concern that such a fiscal gap could have longer-term ramifications in terms of economic scarring. Meanwhile, second waves of the coronavirus pandemic have accelerated. And while it is positive that death rates have so far remained low, restrictions and a degree of societal caution are returning. That said, we believe growth should remain supported in the near term, given the inventory cycle and further scope for savings utilization in the U.S., as well as ongoing fiscal provision in the Eurozone. There is potential that infection rates improve or stabilize in certain emerging nations, such as Brazil, where policy has been to let the virus run. The arrival of summer may also prove beneficial to some Southern Hemisphere countries.

We believe the probability of a Biden victory in the U.S. presidential election has increased, with the prospect of the Democrats winning control of the Senate also coming into focus. Such an outcome would likely enable greater fiscal stimulus, be supportive of U.S. economic growth, and potentially lead to dollar weakness and an increase in the U.S. 10-year Treasury yield. It may also be negative for U.S. markets given the prospect for tax increases, notably corporate income taxes, and tighter regulation in certain sectors. This would likely be beneficial for emerging markets in our view. Whatever the outcome of the U.S. elections, we expect that U.S.-China tensions will persist, though we believe the approach would potentially become more measured under Mr. Biden should he be elected president.

We have been mindful of the balance of risk in the portfolio for some time. We have added to certain Value areas of the market in recent months, but have not materially changed the balance of the Fund’s portfolio, which remains oriented towards Quality and Growth as of the end of the period. There has been a significant divergence in the performance of Value and Growth factors in 2020, as reflected in the dispersion of country, sector and currency returns. We believe there is bifurcation in the market, with rich valuations in Growth versus cheap valuations in Value, and cheap currencies in certain more economically vulnerable emerging-markets countries. In our view, if we should see improved news flow with regards to the coronavirus pandemic and the outlook for economic recovery, there is potential for a market rotation. We believe the catalyst would be increased confidence in societal normalization, which would provide the opportunity for a broader recovery in economic growth supported by ongoing loose monetary and fiscal policy. Societal normalization would potentially be led by vaccine delivery, more effective therapies or virus management, or in certain cases herd immunity. The timing of these developments and the prospect for societal normalization remains uncertain. We believe a Democratic clean sweep, with Biden elected president and the party gaining control of both houses of Congress, may also support some degree of rotation, while U.S. dollar weakness would provide further support to emerging-markets equities and currencies. In the longer term, there are concerns in certain emerging-markets countries over either surging public debt or economic scarring, though we believe in certain cases this has been priced into equity and currency valuations.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	14.1%
Consumer Discretionary	24.1
Consumer Staples	4.7
Energy	3.8
Financials	15.3
Health Care	1.7
Industrials	2.0
Information Technology	23.7
Materials	5.9
Real Estate	0.9
Utilities	1.1

Total	97.3%

Short-Term Investments	2.2
Other Assets & Liabilities	0.5

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 06/25/2013 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks to provide a return of long-term capital growth and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	-4.85%	3.62%	2.38%
Class A3	-9.14%	2.66%	1.74%
Class C2	-5.54%	3.03%	2.03%
Class C5	-6.44%	3.03%	2.03%
Class I2	-4.50%	3.92%	2.63%
Class R3[2]	-4.79%	3.71%	2.49%
Class R4[2]	-4.45%	3.85%	2.58%
Class R5[2]	-4.41%	3.92%	2.63%
Class Y2	-4.34%	3.97%	2.67%
Class F2	-4.66%	3.91%	2.63%
Class SDR[2]	-4.44%	3.99%	2.71%
JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted[5]	0.48%	5.20%	3.94%
Custom Blended Benchmark[5]	0.48%	5.20%	3.94%
JP Morgan EMBI Global Diversified Index	0.98%	5.57%	5.84%
JP Morgan GBI Emerging Markets Global Diversified Index	-3.81%	3.94%	0.17%
JP Morgan CEMBI Broad Diversified Index	4.24%	5.88%	5.69%

[1]	Inception: 06/25/2013
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
[5]

Effective 03/31/2020, the JP Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted replaced the Custom Blended Benchmark as the Fund’s primary benchmark as Hartford Funds Management Company, LLC (HFMC) believes this benchmark is a more appropriate benchmark for the Fund. The Custom Blended Benchmark is calculated by HFMC and consists of 33.4% JP Morgan EMBI Global Diversified Index/ 33.3% JP Morgan GBI Emerging Markets Global Diversified Index/ 33.3% JP Morgan CEMBI Broad Diversified Index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/2016, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.29%	1.15%
Class C	2.14%	1.90%
Class I	1.00%	0.90%
Class R3	1.65%	1.45%
Class R4	1.35%	1.15%
Class R5	1.05%	0.85%
Class Y	1.04%	0.85%
Class F	0.93%	0.75%
Class SDR	0.93%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

Portfolio Manager

Hartford Schroders Emerging Markets Multi-Sector Bond Fund’s sub-adviser is Schroder Investment Management North America Inc.

Fernando Grisales, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund returned -4.85%, before sales charge, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted, which returned 0.48% for the same period. Effective March 31, 2020, the JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted replaced the Fund’s custom blended benchmark (33.4% JP Morgan EMBI Global Diversified Index/ 33.3% JP Morgan GBI Emerging Markets Global Diversified Index/ 33.3% JP Morgan CEMBI Broad Diversified Index) (the “Custom Blended Benchmark”), which returned 0.48% for the same period. The JP Morgan EMBI Global Diversified Index, the JP Morgan GBI Emerging Markets Global Diversified Index, and the JP Morgan CEMBI Broad Diversified Index returned 0.98%, -3.81%, and 4.24%, respectively, during the period. The Class A shares of the Fund, before sales charge, also underperformed the 0.59% average return of the Lipper International Emerging Markets Hard Currency Debt peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Emerging market debt, as measured by the JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted, returned 0.48% for the twelve-month period ended October 31, 2020. After a strong 3% return in the fourth quarter of 2019, the emergence of the COVID-19 global pandemic and ensuing shutdowns of economies across the globe triggered a sharp first-quarter sell-off in 2020. Central banks across the globe began issuing stimulus and relief packages to increase liquidity in their markets, resulting in a sharp recovery in the second quarter of 2020, as the JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted returned 11.08%. The recovery continued, albeit more modestly, in the four-month period ending October 31, 2020.

Security selection in U.S. dollar-denominated corporates was the largest detractor from the Fund’s performance relative to the JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted for the period due largely to the Fund’s exposure to Aerovias De Mexico, Vendata Resources, and TV Azteca, which faced various financial stresses stemming from the shutdowns related to the global pandemic. These detractors were partially offset by names like Korea-East-West Power and CSCEC.

Selection in the Sovereign segment also largely detracted from relative performance, although to a lesser degree. Ecuador was the largest detractor, as the sovereign was the victim of both the coronavirus pandemic and the dramatic slide in oil prices in the first quarter of 2020. The oil price drop was compounded by Russia and Saudi Arabia engaging in a price war.

Asset allocation in the Local Currency segment was positive on the whole largely due to the Fund’s underweight to the segment throughout 2020. The Fund’s underweight to the sector was positive for the period as local currency assets trailed the broader emerging-markets debt segment, returning -3.81% for the period. In particular, the Fund’s underweight to Colombia and Brazil stood out for their positive impacts on relative performance.

9

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

The Fund used foreign exchange (FX) forwards, a type of derivative, for purposes of adding or hedging local currency exposure during the period. These derivatives detracted from relative performance for the period with Mexico, Chile and Turkey among the leading detractors. We have reduced the Fund’s duration overweight against the JP Morgan Emerging Markets Blended Index (JEMB) – Equal Weighted from 1.4 years to 0.4 years as of the end of the period.

What is the outlook as of the end of the period?

The outlook is clouded by temporary factors, such as the U.S. election uncertainty. However, we believe a structurally growing fiscal deficit, coupled with other historically significant factors, such as the global coronavirus pandemic, leads to a high probability of a weaker U.S. dollar for some time. Movement in the U.S. dollar has long been seen as a key structural driver for returns on emerging-market assets.

We believe the key risk for emerging-markets dollar debt is the possible resumption of the recent uptrend in U.S. Treasury yields.

The incipient emergence of large and growing fiscal and current account deficits in the U.S. along with an extended period of very robust dollar liquidity will, we believe, enhance the probability of a weaker dollar trend in the coming quarters and years, especially in the absence of interest-rate differentials between the U.S. and the rest of the world. Notably, we believe this move will be a cyclical downturn in the dollar, not a structural decline associated with a change in reserve currency status.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • The Fund invests in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	45.0%
Foreign Government Obligations	45.6

Total	90.6%

Short-Term Investments	9.3
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

Hartford Schroders International Multi-Cap Value Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 08/30/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-12.01%	1.36%	2.60%
Class A2	-16.88%	0.23%	2.02%
Class C1	-12.69%	0.79%	2.43%
Class C3	-13.55%	0.79%	2.43%
Class I1	-11.86%	1.63%	2.86%
Class R3[1]	-12.42%	1.14%	2.61%
Class R4[1]	-12.07%	1.37%	2.73%
Class R5[1]	-11.75%	1.62%	2.85%
Class Y1	-11.72%	1.70%	2.89%
Class F1	-11.65%	1.72%	2.91%
Class SDR[1]	-11.78%	1.74%	2.91%
MSCI ACWI ex USA Index (Net)	-2.61%	4.26%	3.43%
MSCI ACWI ex USA Value Index (Net)	-15.94%	0.18%	0.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/2016, the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”) was reorganized into the
Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.13%	1.13%
Class C	1.88%	1.88%
Class I	0.87%	0.87%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.88%	0.88%
Class Y	0.88%	0.83%
Class F	0.77%	0.77%
Class SDR	0.77%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

11

Hartford Schroders International Multi-Cap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Hartford Schroders International Multi-Cap Value Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Justin Abercrombie

Portfolio Manager

Stephen Langford, CFA

Portfolio Manager

David Philpotts

Portfolio Manager

Daniel Woodbridge

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Multi-Cap Value Fund returned -12.01%, before sales charge, for the twelve-month period ended October 31, 2020, underperforming one of the Fund’s benchmarks, the MSCI ACWI ex USA Index (Net) benchmark which returned -2.61% for the period, and outperforming the Fund’s secondary benchmark, the MSCI ACWI ex USA Value Index (Net), which returned -15.94% for the same period. For the same period, the Class A shares of the Fund, before sales charge, outperformed the -13.17% average return of the Lipper International Multi-Cap Value peer group, which is a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the course of the one-year period from November 1, 2019, the growth investment style in international markets (as measured by the MSCI ACWI ex USA Growth Index (Net)) led the value investment style (as measured by MSCI ACWI ex USA Value Index (Net)) by 27.4%. This marked an unprecedented dispersion between growth and value over a year’s time. The coronavirus pandemic exacerbated a multi-year trend in favor of expensive defensive businesses and mega-cap growth equities in the Technology sector and other stay-at-home categories that performed well, while more economically sensitive cyclical stocks struggled, especially as global economies were shut down in an effort to contain the spread of the coronavirus. However, we have seen short windows of time, during the recovery in the second quarter of 2020 for example, when fiscal and monetary stimulus, better news on the momentum in global activity, and progress reported on vaccines and therapeutics, has driven rotation towards value and cyclicals.

Against the MSCI ACWI ex USA Index (Net), the Consumer Discretionary sector was the largest detractor over the period, specifically related to the outperformance of growth equities that we do not hold in the Fund as they are outside of the value universe, in our view. These include Alibaba, Meituan, JD.com, and Nio in China. The Communications and Technology sectors detracted for the same reason, with almost the entirety of the lag due to not holding Tencent and Softbank, as well as names like Shopify and ASML. Another significant detractor was the Energy sector, where we maintain a modest overweight to MSCI ACWI ex USA Index (Net), focused on the lowest cost and highest quality oil & gas names. With oil prices plummeting over the year, a number of the Fund’s overweights in Australian, European, Japanese, and Russian companies were significant detractors from the Fund’s performance. Other, more modest detractors were stock selection in the pharmaceuticals industry and Consumer Staples sector. On the other hand, stock selection in the Materials sector contributed positively to performance, as rising gold and precious metals prices (in the context of U.S. dollar weakness) lifted stock prices of mining and gold companies in Australia, Canada, Russia and South Africa that were held in the Fund’s portfolio.

Against the MSCI ACWI ex USA Value Index (Net), the Technology sector was the largest contributor over the period, as the Fund’s overweights and out of benchmark holdings in the semiconductors, business software, IT services, and technology hardware industries outperformed, especially in Taiwan (TSMC, Utd), Korea, India, China and Japan. Stock selection within the Materials sector was another strong driver of performance relative to the MSCI ACWI ex USA Value Index (Net), as described in the section above with reference to gold and mining equities. Against the MSCI ACWI ex USA Value Index (Net), the Fund’s stock selection in the Healthcare sector, particularly overweights and out of benchmark holdings in the likes of Roche, Merck, and Sanofi, contributed positively to performance as well. The Fund’s underweights to (or avoidance of) names like HSBC, Santander, Lloyds, Itau, and a number of other Australian and European banks contributed positively to performance relative to the MSCI ACWI ex USA Value Index (Net) as the Financials sector had challenged performance as a result of the coronavirus pandemic and continued low interest rate environment. On the other hand, the Consumer Staples and Utilities sectors proved to be modest detractors from performance over the period. As of the end of the period, these are areas where we maintain structural underweights, as we consider many utility companies to be fundamentally weak and highly leveraged, while we view a number of companies in the Consumer Staples sector to be overvalued as investors have sought defensive exposure. Returns in the Utilities sector were lifted by investors chasing yield plays in the context of lower bond yields, and the Consumer Staples sector performed well as companies in this sector were favored over the course of the year as areas less affected by the consumer demand disruption associated with the coronavirus pandemic.

12

Hartford Schroders International Multi-Cap Value Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe that valuations and business quality (as defined by measures of profitability, stability, financial strength, and management quality) are two key drivers of long-run equity returns. We apply a proprietary quantitative investment analysis that seeks to capture the high returns historically available from value stocks. We seek to select relatively inexpensive stocks of issuers located anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash flow, earnings, sales and asset-based measures.

Towards the end of the twelve-month period ended October 31, 2020, we sold securities in the Materials, Consumer Staples (particularly home products), and Communications (wireless telecom) sectors, while adding to exposures in the Financials (particularly life and health insurance companies), Industrials, Consumer Discretionary and Healthcare sectors. By industry, we trimmed some positions in banks, online retail and IT services in favor of increasing our exposure to online and mobile entertainment, integrated telecom, semiconductors and retail. Following these changes, the Fund continued to be overweight in the Materials, Industrials, Energy, Communications, Technology, and Healthcare sectors relative to the MSCI ACWI ex USA Index (Net). We retained underweights in the Consumer Discretionary, Consumer Staples, Utilities and Real Estate sectors. The Fund’s exposure to the Financials sector is in line with the MSCI ACWI ex USA Index (Net) but significantly lower than the MSCI ACWI ex USA Value Index (Net).

From a geographic perspective, the Fund continued to be underweight in Europe relative to the MSCI ACWI ex USA Index (Net) (though we have made additions in this region across the Industrials, Technology, Financials, Energy and Communications sectors, while trimming positions in the Consumer Staples sector) and Asia Pacific ex Japan (where we have further trimmed Financials and Energy in Australia) as of the end of the reporting period. We maintained overweight positions in the Fund relative to the MSCI ACWI ex USA Index (Net) in the U.K. (where we added to positioning in the Financials, Healthcare, and Consumer Discretionary sectors, while trimming in the Materials sector) and Japan (where we sold positions in the Communications sector). In Emerging Markets, we maintained an overweight as well, though we trimmed overall exposure. We further added to the Fund’s China and India underweights, while increasing exposure in Taiwan and Korea.

Looking ahead, we anticipate that, given continued uncertainly, we could again see heightened levels of market volatility, and we believe that the Fund’s investment process provides opportunities to seek to generate excess return relative to its benchmarks.

We believe the underperformance of value-based approaches in recent years is the other side of the rapid rise in concentration in the mainstream indices, led by a handful of increasingly expensive equities. While these equities have generally surprised on the upside in terms of their rapid pace of growth, which has been reinforced further this year due to the impact of the COVID-19 pandemic, this has to be balanced against what is already factored into their lofty valuations.

We believe that a diversified all-cap approach, and avoiding the areas of low-quality value, should continue to be key going forward, particularly against the backdrop of a weak global economy.

We have made a number of enhancements to our models in response to this year’s volatility, most notably with respect to our increased focus on financial strength, especially around measures of short-term debt and liquidity, and extending our time horizon, by placing greater emphasis on longer-term earnings in our valuation models in order to seek to avoid this year’s lockdown disruption. Alongside our ongoing focus on sustainability research, we have also broadened out the number of market themes that we monitor (e.g., companies that have performed well during the coronavirus pandemic versus those that have performed poorly) in order to seek to assist in short-term risk management.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.5%
Consumer Discretionary	9.7
Consumer Staples	4.7
Energy	5.8
Financials	16.5
Health Care	9.8
Industrials	10.4
Information Technology	13.0
Materials	13.0
Real Estate	1.8
Utilities	2.7

Total	98.9%

Short-Term Investments	2.0
Other Assets & Liabilities	(0.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

Hartford Schroders International Stock Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 12/19/1985 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	10.63%	7.07%	5.20%
Class A2	4.56%	5.87%	4.61%
Class C1	9.93%	6.53%	5.06%
Class C3	8.93%	6.53%	5.06%
Class I1	10.93%	7.38%	5.48%
Class R3[1]	10.38%	7.10%	5.34%
Class R4[1]	10.62%	7.24%	5.41%
Class R5[1]	10.96%	7.40%	5.49%
Class Y1	11.00%	7.44%	5.51%
Class F1	11.05%	7.45%	5.51%
Class SDR[1]	11.07%	7.48%	5.54%
MSCI ACWI ex USA Index (Net)	-2.61%	4.26%	3.43%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/2016, the Schroder International Alpha Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor

Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.16%	1.16%
Class C	1.89%	1.89%
Class I	0.85%	0.85%
Class R3	1.50%	1.46%
Class R4	1.20%	1.16%
Class R5	0.90%	0.86%
Class Y	0.85%	0.85%
Class F	0.78%	0.76%
Class SDR	0.78%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

14

Hartford Schroders International Stock Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Hartford Schroders International Stock Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Simon Webber, CFA

Portfolio Manager

James Gautrey, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Stock Fund returned 10.63%, before sales charge, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned -2.61% for the same period. Class A shares of the Fund, before sales charge, also outperformed the 9.17% average return of the Lipper International Large Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities were relatively weak over the period following the dramatic sell-off in the early months of 2020 as the economic impact from the coronavirus pandemic became apparent. The strength of the subsequent recovery was supported by unprecedented levels of peacetime monetary and fiscal stimulus measures by central banks and governments around the world. Companies exposed to travel, retailing, banking and energy have been particularly hard hit by the effects of lockdowns, while businesses that are able to provide digital and online services have flourished. The coronavirus pandemic has therefore accelerated many of the underlying structural changes that were already underway, increasing the rewards to companies that are well invested in their digital operations.

Stock selection supported strong Fund performance throughout the period with the largest contributions from the Information Technology, Industrials and Communication Services sectors. Electrification and the shift to renewable energy continued to accelerate, and the Fund’s exposure to environmental technologies through Vestas Wind and Schneider Electric was very supportive to relative performance to its benchmark as investors have begun to recognize this megatrend. The Fund’s exposure to disruptive e-commerce platform stocks, such as Alibaba in China and Mercado Libre in Latin America, also helped contribute positively to Fund performance. The lockdown forced new consumers to use these platforms, and we believe many of them are unlikely to return to their historical offline consumption patterns. Conversely, the Fund’s holdings within the Consumer Staples and Materials sectors, as well as a number of the Fund’s holdings within the Consumer Discretionary sector with exposure to the travel industry, detracted from relative performance over the period. UK hotel operator Whitbread performed poorly during the period as it was forced to close hotels for several months. We continued to hold this position as of the end of the period, as we believe that, while the severity of the downturn is unprecedented for hotel operators, Whitbread should be in an improved competitive position now that it has strengthened its balance sheet.

The market dislocation in the spring gave us the opportunity to build new positions in a number of consumer companies, including chocolate company Lindt, as well as add to some cyclically exposed areas where we believed the market was underestimating the forward earnings picture such as energy company, Equinor.

Derivatives were not used in the Fund during the period.

What is the outlook as of the end of the period?

Looking forward, the large fiscal and monetary support programs globally continue to support an economic recovery phase. We believe any possible second wave of the coronavirus is likely to be less economically disruptive. In our view, governments around the world are now better prepared and likely to take pre-emptive measures to avoid a second lockdown. Test and trace systems are now up and running in many parts of the world, and there is greater optimism that an effective vaccine can be developed.

However, we believe that there have been permanent changes in the way people will work, consume, and socialize. This may mean that some industries and companies will build back faster while others will never recover. One example of this is the positive experience of working flexibly that so many companies and employees have had. We expect this to have major impacts in terms of where people choose to live and how much they invest in their homes as a place of work as well as shelter.

Many governments have also discovered a clear alignment between the need for investment programs to stimulate growth and their ambition to accelerate the transition away from fossil fuels. The European Union (EU), in particular, has focused its recovery plan on renewable energy, upgrading building stock, and accelerating the transition to electric vehicles. We have attempted to position the Fund’s portfolio for these trends.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

15

Hartford Schroders International Stock Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.3%
Consumer Discretionary	19.3
Consumer Staples	7.1
Energy	3.0
Financials	13.1
Health Care	10.9
Industrials	15.7
Information Technology	16.3
Materials	1.2
Real Estate	1.5
Utilities	3.6

Total	97.0%

Short-Term Investments	2.5
Other Assets & Liabilities	0.5

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

16

Hartford Schroders Securitized Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 02/28/2019 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks to provide current income and long-term total return consistent with preservation of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	Since Inception[1]
Class A2	-0.41%	0.97%
Class A3	-3.38%	-0.86%
Class C2	-1.06%	0.57%
Class C4	-2.03%	0.57%
Class I2	-0.32%	1.05%
Class Y2	-0.36%	1.05%
Class F2	-0.24%	1.08%
Class SDR[2]	-0.40%	1.06%
ICE BofA US ABS & CMBS Index	3.72%	5.32%
S&P/LSTA Leveraged Loan Index	1.72%	2.26%

[1]	Inception: 02/28/2019
[2]	Without sales charge
[3]	Reflects maximum sales charge of 3.00%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Class C shares commenced operations on 02/28/2020 and performance prior to this date reflects Class A shares (excluding sales charges). Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it would have been lower.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.59%	1.30%
Class C	2.34%	2.15%
Class I	1.34%	1.05%
Class Y	1.32%	1.00%
Class F	1.27%	0.90%
Class SDR	1.27%	0.90%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

17

Hartford Schroders Securitized Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Hartford Schroders Securitized Income Fund’s sub-adviser is Schroder Investment Management North America Inc.

Michelle Russell-Dowe

Portfolio Manager and Head of Securitized Income

Anthony Breaks, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Securitized Income Fund returned -0.41%, before sales charge, for the twelve-month period ended October 31, 2020, underperforming Fund’s benchmarks, the ICE BofA US ABS & CMBS Index, which returned 3.72% for the same period, and the S&P/LSTA Leveraged Loan Index, which returned 1.72% for the same period. For the same period, the Class A shares of the Fund, before sales charge, underperformed the -0.21% average return of the Lipper Loan Participation Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, returns in the securitized credit space were close to zero. Most securitized credit does not offer much duration exposure, and thus has not directly benefited from duration. Returns in securitized credit investments were generated primarily from carry (where an investor holds a bond to maturity and generates return from the interest paid by the bond’s issuer) and spread movements. With many investors having returned to traditional fixed income investments in response to the coronavirus pandemic, securitized spread tightening has also lagged the liquidity-fueled recovery in yield spreads seen in the corporate and the municipal markets.

Over the period, the Fund increased allocations to non-U.S. mortgage-backed securities (MBS) and asset-backed securities (ABS) exposures, as we found these securities to be attractive from a carry perspective. We maintained the Fund’s exposures in Agency MBS as we believe the sector is directly supported by our investment thesis and can be used for liquidity. We continued to use reverse repurchase agreements (repo) as a liquidity tool during the period.

On a sector basis in terms of total returns, Agency commercial mortgage-backed securities (CMBS) had the largest contribution to the Fund’s performance relative to the Fund’s benchmarks given the longer duration and because it is a high-quality, government sector. The Fund’s allocations in ABS and collateralized loan obligations (CLOs) also performed well. CMBS, particularly in single-asset/single-borrower (SASB), were the largest detractor from relative performance during the period, although this sector had the most notable recovery from first quarter 2020 lows. As of the end of the period, we believe mortgage insurance and single-family rental are supported by strong fundamentals and structural protections. As of the end of the period, the securitized space has generally recovered from heightened spread widening in March 2020, but some sectors have lagged the recovery in the government-supported corporate market.

Currency futures and forwards were used within the Fund during the period for hedging against currency fluctuations on non-U.S.-dollar bonds; these derivatives did not have a material impact on the Fund’s performance.

What is the outlook as of the end of the period?

With direct buying programs available in the corporate markets, yield spreads have tightened and corporate debt issuance has been high in the corporate sector. Combined with low Treasury yields, the landscape for fixed income has dramatically changed. We believe that traditional sources of return, such as duration and roll-down, are unlikely to generate return in traditional fixed income. With low rates and yield spreads once again tighter, we believe that much of the possible returns from duration and spread tightening—in sectors with aggressive issuance and buying—have been realized. In a very low yield environment, moral hazard and risk taking incentives are high in our view.

Securitized sectors such as AAA-rated auto and credit cards have recovered, but we believe there are still recovery opportunities and credit opportunities within the securitized space, such as non-agency MBS, non-U.S. MBS, equipment ABS, and single-family rental ABS that remain a near-term opportunity. As we believe that potential sources of return should continue to come from carry products, we remain focused on housing as of the end of the period. As of the end of the period, mortgage insurance credit risk transfers continue to be an allocation focus, and we have added corporate financial debt from these issuers. Additionally, there are longer-term opportunities that we believe are likely to offer upside as the market evolves, including in CMBS and collateralized loan obligations (CLOs), and as of the end of the period, we view these sectors as viable opportunity-sets in the near term.

We continue to await a fiscal package in the U.S., and we expect that there will be fiscal support. Lower-income U.S. consumers are in a fragile position. In our opinion, many of these consumers have benefited from employment support through direct payments or paid furloughs, and these programs have been necessary to the recovery in consumer spending. While we believe this support is likely, for as long as it takes to have an immunized population, there will almost certainly be fall-out. We do not believe the employment levels prior to the coronavirus pandemic will be fully recovered in the near term. For the sectors sensitive to the lower-income consumer, we believe more uncertainty may be priced in. We believe that commercial real estate, including hotels, retail properties and airlines, and securities with a higher degree of leverage or credit exposure, may be structurally impacted.

We do think, over the next six to twelve months, we will see an influx of information as forbearance periods end and resolutions resume in the real estate markets, and as federal programs normalize.

We anticipate continued volatility in the near term, which we believe may create additional opportunities, and it is our belief that remaining flexible is important to capturing new and current opportunities.

18

Hartford Schroders Securitized Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • The Fund may use repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. • Use of leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%

Total	0.3%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	111.6%
Corporate Bonds	4.9
U.S. Government Agencies(2)	13.3

Total	129.8%

Short-Term Investments	2.3
Other Assets & Liabilities	(32.4)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

19

Hartford Schroders Tax-Aware Bond Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 10/03/2011 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	Since Inception[1]
Class A2	4.31%	3.75%	4.70%
Class A3	-0.35%	2.80%	4.17%
Class C2	3.53%	3.14%	4.47%
Class C4	2.53%	3.14%	4.47%
Class I2	4.64%	4.02%	4.96%
Class Y2	4.56%	4.00%	4.95%
Class F2	4.67%	4.04%	4.97%
Class SDR[2]	4.68%	4.03%	4.97%
Bloomberg Barclays Municipal Bond Index	3.59%	3.70%	3.94%

[1]	Inception: 10/03/2011
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/2016, the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor

Fund and the Predecessor Fund’s predecessor. Prior to 10/24/2016, Class A and Class I were called Advisor Shares and Investor Shares, respectively. Performance for Class A shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Advisor Shares) reflects the performance of the Predecessor Fund’s Investor Shares adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Shares. Class C, Class Y and Class SDR shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016. Performance for the Fund prior to 06/14/2013 reflects performance of the Predecessor Fund’s predecessor, which commenced operations on 10/03/2011.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.83%	0.71%
Class C	1.61%	1.59%
Class I	0.61%	0.49%
Class Y	0.64%	0.56%
Class F	0.53%	0.46%
Class SDR	0.53%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

20

Hartford Schroders Tax-Aware Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Managers

Hartford Schroders Tax-Aware Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Andrew B.J. Chorlton, CFA*

Portfolio Manager

Neil G. Sutherland, CFA

Portfolio Manager

Julio C. Bonilla, CFA

Portfolio Manager

Lisa Hornby, CFA

Portfolio Manager

David May

Portfolio Manager

* Effective March 31, 2021, Mr. Chorlton will no longer serve as a portfolio manager to the Fund. From October 1, 2020 through March 31, 2021, Mr. Chorlton will transition his portfolio management responsibilities to Mr. May.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Tax-Aware Bond Fund returned 4.31%, before sales charge, for the twelve-month period ended October 31, 2020, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 3.59% for the same period. For the same period, Class A shares of the Fund, before sales charge, also outperformed the 2.72% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

In the first quarter of 2020, risk assets reacted violently to the severe economic implications of the coronavirus pandemic and then rallied sharply in the second quarter of 2020 on the heels of easing lockdowns and central bank support. The rally continued in the third quarter of 2020, albeit at a much lower trajectory than in the second quarter, as momentum continued in equities (the Dow Jones Industrial Average rose 7% and the S&P 500 Index rose 8%) and economic conditions showed signs of further recovery. Compared to the peak of the coronavirus pandemic earlier in the year, some economic indicators certainly appeared to point to a V-shaped recovery as businesses reopened and life began reverting to the “new normal.” The unemployment rate fell 4% in September 2020 from the peak of 13% in June 2020, and consumer spending and retail sales returned nearly to pre-pandemic levels. In the period leading up to the outbreak, spreads for assets perceived to be riskier, including both corporate and tax-exempt bonds, had generally been tightening as investors sought yield from all corners of the market.

Sector selection was the primary contributor to the Fund’s outperformance relative to the Bloomberg Barclays Municipal Bond Index, as the out-of-benchmark allocation to corporates, within both the Financials and Industrials sectors, drove excess returns as spreads were generally narrower than one year ago despite the material dislocation we saw in March 2020. The Fund’s overweight allocations to corporates and floating-rate tax-exempts were positive contributors to relative performance. Notably, the Fund’s overweight exposure to riskier parts of the tax-exempt market, such as Federal Agency and Housing bonds, detracted from relative performance but was largely offset by the Fund’s underweight to the Transportation sector, which suffered from the collapse in mass transit due to the coronavirus pandemic.

Issue selection was a positive contributor to the Fund’s relative performance, as specific municipals outperformed the broader index returns. Federal Agency and Housing bonds were the main source of the positive issue selection, as specific issuers with stronger balance sheets held up well during the sell-off and subsequent recovery. In general, the sector saw record issuance, especially in taxable municipals, and at times valuations were heavily influenced by the prospects of additional government assistance, which as of the end of the period has yet to appear.

Yield curve impacts were the most notable detractor from the Fund’s one-year return relative to the Bloomberg Barclays Municipal Bond Index. It is important to keep in mind that the Fund is opportunistic in strategy and can differ in terms of yield curve exposure and duration, as it is not managed to a benchmark. The global nature of the sell-off in March 2020 and subsequent rally in safe-haven assets (i.e. Treasuries) meant being short in duration would be costly. Yield curve impacts were negative but not nearly enough to offset the positive impacts from sector and issue selection.

During the period, we used derivatives such as futures to manage duration within the Fund, and these derivatives were not a tactical bet on the yield curve. The use of such derivatives had no material impact on performance over the period. We consider the use of futures and other derivatives a less expensive way to achieve the Fund’s target duration.

What is the outlook as of the end of the period?

While the recovery and its trajectory relative to the peak of the coronavirus pandemic are positive, the path forward appears much more

21

Hartford Schroders Tax-Aware Bond Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

uncertain, however, as the implications stemming from months of lockdowns and expiring stimulus packages are becoming more apparent. In addition to announcements of material layoffs from large corporations, the pace of employment growth appears to be slowing, and there are 10 million fewer jobs now compared to pre-pandemic levels.

Looking forward, we believe there are several uncertainties that may lead to further volatility, including the U.S. election, the timing and magnitude of additional fiscal stimulus, vaccine distribution, and the re-emergence of coronavirus spread as weather cools across most of the U.S. We believe that any weakness in spreads will likely be seen as an opportunity to add risk, whereas much narrower spreads will eventually lead to tougher decisions about when to reduce risk. While short-term uncertainties remain high, we believe the recovery will continue and significant fiscal stimulus should materialize in 2021, regardless of who occupies the White House. We believe that this, combined with a continued recovery in labor markets, ongoing support from the Federal Reserve and the tailwinds from a weaker dollar and oil, should likely create a favorable dynamic for both growth and risk assets.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	12.5%
Municipal Bonds	68.8
U.S. Government Agencies(2)	2.8
U.S. Government Securities	13.7

Total	97.8%

Short-Term Investments	2.0
Other Assets & Liabilities	0.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of October 31, 2020.

22

Hartford Schroders US MidCap Opportunities Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 03/31/2006 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-2.25%	6.95%	9.74%
Class A2	-7.61%	5.75%	9.12%
Class C1	-2.90%	6.36%	9.58%
Class C3	-3.87%	6.36%	9.58%
Class I1	-1.92%	7.24%	10.04%
Class R3[1]	-2.54%	6.70%	9.76%
Class R4[1]	-2.26%	6.97%	9.90%
Class R5[1]	-1.96%	7.20%	10.02%
Class Y1	-1.99%	7.26%	10.05%
Class F1	-1.82%	7.32%	10.08%
Class SDR[2]	-1.88%	7.33%	10.10%
Russell Midcap Index	4.12%	8.95%	11.40%
Russell 2500 Index	2.12%	8.18%	10.60%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called

Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.

Performance information prior to 05/01/2019 reflects when the Fund invested at least 80% of its assets in securities of companies considered by Schroder Investment Management North America Inc. to be small- or mid-cap companies located in the United States.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical expense waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.21%	1.21%
Class C	1.96%	1.96%
Class I	0.94%	0.94%
Class R3	1.56%	1.56%
Class R4	1.26%	1.26%
Class R5	0.97%	0.97%
Class Y	0.96%	0.96%
Class F	0.85%	0.85%
Class SDR	0.85%	0.85%

*

Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

23

Hartford Schroders US MidCap Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Hartford Schroders US MidCap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.

Robert Kaynor, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US MidCap Opportunities Fund returned -2.25%, before sales charge, for the twelve-month period ended October 31, 2020, underperforming both the Fund’s benchmark, the Russell Midcap Index, which returned 4.12% for the period, and the Fund’s secondary benchmark, the Russell 2500 Index, which returned 2.12% for the same period. For the same period, the Class A shares of the Fund, before sales charge, slightly outperformed the -2.51% average return of the Lipper Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. mid-capitalization equities, as measured by the Russell Midcap Index, rose over the twelve-month period ended October 31, 2020 by 4.12%. This modest rise does not accurately reflect the volatility of the period. For the beginning of the period (November 1, 2019 to February 20, 2020), the index rose by around 10.0%. Then the effects of the coronavirus pandemic took hold and the economy shut down. Between February 20, 2020 and the bottom reached on March 23, 2020 (23 trading days), the Russell Midcap Index fell by 34.3%. This is one of the sharpest deepest market falls we have seen in living memory. From March 23, 2020 until June 8, 2020 (another 23 trading days), the Russell Midcap Index rose by 57.0%. That rally was more dramatic than the bear market fall in sheer magnitude. For the balance of the twelve-month period, the benchmark index was modestly positive (rising less than 1%), finishing the period with a total return of 4.12%. The Fund lagged the Russell Midcap Index during the twelve-month period.

The Fund lagged the Russell Midcap Index, primarily due to underperformance in the economic downturn, exacerbated by trailing performance in the powerful rebound. In the downturn, a significant factor in the Fund’s lag was the underperformance of the stocks we consider to be “Steady Eddies,” companies that we believe have stable growth characteristics and slower but more predictable revenues and earnings patterns. The shutdown created enormous drops in revenues. The lack of revenues was the reason they detracted from performance. Second, there were two macro factors for the shortfall: non-earners outperformed earners, and high-volatility equities outperformed low-volatility equities. This was a reversal of bear market behavior over the past 20 years for both factors. We prefer to hold companies with earnings and lower volatility.

The sectors that most significantly contributed to the lag during the twelve-month period were the Consumer Discretionary and Industrials sectors. In the Consumer Discretionary sector, the issue was stock selection. In particular, the shortfall was driven more by equities the Fund did not hold that were constituents of the Russell Midcap Index. Examples of names the Fund did not hold, which rebounded sharply include specialty retailers: Wayfair Inc. (+201.6%), Carvana Co.

(+128.6%); and Etsy (+173.3%). The common thread among these names is a dramatic increase in online sales during the shutdown.

In the Industrials sector, the lags during the period were driven by names the Fund held in the aerospace and defense industries. Hexcel (aerospace) fell by 55.0%. As of the end of the period, we continued to hold a position in the Fund because of their competitive advantage due to intellectual property relating to carbon composite materials for aircraft. Flir Systems (defense) fell by 31.6%. We added to the Fund’s position during the downturn and continued to hold it as of the end of the period. Other detractors from performance included the Basic Materials (the Fund held no gold stocks; the group rallied strongly especially in the downturn) and Utilities (lagging in conventional electricity companies) sectors.

Finally, in the Healthcare sector, the primary source of underperformance relative to the Russell Midcap Index during the period was a zero weight in biotechnology, an area in which the Fund is typically underweight due to the developmental nature of the vast majority of the companies. The biotechnology group leadership was centered on immunology companies which were in pursuit of a coronavirus vaccine.

Top contributors to the Fund’s performance relative to the Russell Midcap Index during the period included Catalent Inc. (Healthcare), West Pharmaceuticals (Healthcare) and Fortinet Inc. (Technology). Catalent provides pharmaceutical delivery systems such as gel caps for headache medicines. West Pharmaceuticals produces delivery systems for injectable drugs and healthcare products. The stock prices of Catalent and West Pharmaceuticals rose in anticipation that both Catalent and West Pharmaceuticals may participate as a delivery platform for the anticipated coronavirus vaccine(s). Fortinet is a cybersecurity company that works with enterprise, government and service provider companies. Demand for its services has been growing with the increasing number of cyber threats.

Over the period, the largest detractors from the Fund’s performance relative to the Russell Midcap Index were Sabre Corp. (Consumer Discretionary), Hexcel Corporation (Industrials), and Reinsurance Group of America. (Financials). Sabre Corp provides airline and lodging booking services for travelers. The stock fell with the steep decline in business and leisure travel. Hexcel has a proprietary process for carbon composite fibers used in aircraft fuselages and wings. The stock has been negatively affected by the collapse in air travel. Reinsurance Group of America slumped on concerns about heightened mortality risk as a result of the coronavirus pandemic.

Derivatives were not used in the Fund during the period and therefore did not impact performance during the period.

We invest the Fund’s assets in a combination of stock types that can be classified into the following three categories: “Steady Eddies” (companies with recurring earnings/cash flow/revenue characteristics),

24

Hartford Schroders US MidCap Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

“Turnarounds” (companies that have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies with unrecognized or under-appreciated growth dynamics will be rewarded over time). Our “Mispriced Growth” category modestly outperformed for the period. Both the “Steady Eddies” and “Turnarounds” categories lagged during the period.

What is the outlook as of the end of the period?

As of the end of the period, we are encouraged that there are signs that the dominance of large cap over small cap may be slowing, as well as the leadership of growth over value. We believe that if both of these developments persist, they should likely benefit our investment style.

We believe that the markets are at a critical juncture, with the timing of further fiscal stimulus hanging in the balance of a contentious election cycle. The market response will likely depend on fiscal stimulus progress, greater certainty around the election outcome, and vaccine progress.

The U.S. consumer needs additional help, in our view. Unemployment is at high levels as new unemployment claims are increasing. This likely indicates that the benefits of the stimulus payments have been mostly exhausted. As of the end of the period, coronavirus infections have reached new heights as winter approaches. New restrictions on travel and gatherings are being proposed and/or enacted.

The signs of a nascent recovery are encouraging, but we are not anticipating a straight path to a return to normal. The shorter-term views are in flux and somewhat disconnected from fundamentals in the near term. Our longer term view is that we remain confident in the resilience of the American economy and its ability to adapt to a new normal. We continue to look to invest in companies with sound businesses and good long-term prospects, and we are confident that highly profitable, cash-generative companies will be rewarded as this cycle normalizes.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.9%
Consumer Discretionary	9.6
Consumer Staples	3.5
Energy	1.0
Financials	12.3
Health Care	13.1
Industrials	15.0
Information Technology	25.0
Materials	4.1
Real Estate	4.9
Utilities	5.1

Total	97.5%

Short-Term Investments	3.6
Other Assets & Liabilities	(1.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

25

Hartford Schroders US Small Cap Opportunities Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 08/06/1993 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/2020

	1 Year	5 Years	10 Years
Class A1	-5.02%	6.65%	8.91%
Class A2	-10.26%	5.45%	8.30%
Class C1	-5.77%	6.05%	8.76%
Class C3	-6.67%	6.05%	8.76%
Class I1	-4.78%	6.96%	9.23%
Class R3[1]	-5.31%	6.51%	9.00%
Class R4[1]	-5.04%	6.78%	9.14%
Class R5[1]	-4.78%	6.94%	9.21%
Class Y1	-4.74%	6.99%	9.24%
Class F1	-4.68%	7.03%	9.26%
Class SDR[1]	-4.66%	7.06%	9.28%
Russell 2000 Index	-0.14%	7.27%	9.64%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/2016, the Schroder U.S. Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/2016 is that of the Predecessor

Fund. Prior to 10/24/2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 09/28/2015 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/2016.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.51%	1.43%
Class C	2.26%	2.18%
Class I	1.19%	1.18%
Class R3	1.82%	1.73%
Class R4	1.52%	1.43%
Class R5	1.20%	1.13%
Class Y	1.21%	1.13%
Class F	1.10%	1.03%
Class SDR	1.10%	1.03%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

26

Hartford Schroders US Small Cap Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Portfolio Manager

Hartford Schroders US Small Cap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.

Robert Kaynor, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US Small Cap Opportunities Fund returned -5.02%, before sales charge, for the twelve-month period ended October 31, 2020, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned -0.14% for the same period. For the same period, the Class A shares of the Fund, before sales charge, also outperformed the -6.84% average return of the Lipper Small-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. small-capitalization equities, as measured by the Russell 2000 Index, returned -0.14% over the twelve-month period ended October 31, 2020. This modest decline does not accurately reflect the volatility of the period. For the beginning of the period (November 1, 2019 to February 20, 2020) the Russell 2000 Index rose by over 9%. Then the effects of the coronavirus pandemic took hold as the U.S. economy shut down. Between February 20, 2020 and the bottom that occurred on March 18, 2020, the Russell 2000 Index fell by 41.5%. This is one of the sharpest deepest market falls we have seen in living memory. From March 18, 2020 until June 8, 2020, the benchmark rose by 55.6%. That rally was perhaps more dramatic than the bear market fall. From June 8, 2020 to October 31, 2020, the Russell 2000 Index was modestly positive (rising less than 1%), finishing the twelve-month period with a total return of -0.14%. The Fund lagged the benchmark during the twelve month period.

The Fund lagged the benchmark, primarily due to underperformance in the economic downturn exacerbated by trailing performance in the powerful rebound. In the downturn, the Fund did not have its typical defensive positioning. A significant fundamental factor in the Fund’s lag was the underperformance of the stocks we consider to be “Steady Eddies,” companies that we believe have stable growth characteristics and slower but more predictable revenues and earnings patterns. The shutdown due to the pandemic created enormous drops in revenues. The lack of revenues detracted from performance. Second, there were two macro factors for the shortfall: non-earners outperformed earners, and high-volatility equities outperformed low-volatility equities. This was a reversal of bear market behavior over the past 20 years for both factors.

Over the period, the sectors with the most significant contribution to the Fund’s underperformance relative to the Russell 2000 Index were the Consumer Discretionary and Healthcare sectors. In the Consumer Discretionary sector, the issue was stock selection. In particular the shortfall was driven more by equities we did not hold in the Fund. The Fund’s largest lag was in the casinos and gambling industry. We did not hold Churchill Downs Inc., (+15.25%) and Penn National Gaming Inc. (+153.25%), each of which were constituents of the Russell 2000 Index. The Fund’s holdings in Red Rock Resorts (-10.78%) and Play AGS (-76.6%) were detractors from performance. We began selling Play AGS on March 17, 2020 and fully exited the position in the ensuing days. We reduced the Fund’s position in Red Rocks but continue to hold it in the Fund as of the end of the period. We also lagged in Specialty Retailers, a group that rose by 21.8% for the year. Another major detractor was Hudson Ltd., the airport retailer. We sold this position during the downturn due to the evaporation of travel. We began exiting on February 28, 2020 and fully liquidated the Fund’s holdings by March 18, 2020. The stock was down 69.2% by March 18, 2020.

In the Healthcare sector, the primary source of underperformance relative to the Russell 2000 Index was in biotechnology, which is an area in which the Fund is typically underweight due to the developmental nature of the vast majority of the companies. The biotechnology group leadership was centered on immunology companies which were forming relationships with pharmaceutical companies in pursuit of a coronavirus vaccine.

The Technology, Consumer Staples and Financials sectors were positive contributors to relative performance for the period. There were also positive contributions from the Real Estate, Energy, and Telecommunications sectors. Stock selection was the source of the outperformance in all of these sectors. Noteworthy contributions in the Technology sector were in consumer digital services (LiveRamp), production technology equipment (Entegris, Inc.) and semiconductors (ON Semiconductor). In the Consumer Staples sector, food products (Darling Ingredients) and food retailers and wholesalers (Performance Food Group) contributed positively to performance. In the Financials sector, property and casualty insurance (Palomar Holdings) and banks (Lakeland Financial) contributed positively to the Fund’s performance.

Top contributors to the Fund’s performance relative to the Russell 2000 Index during the period included Catalent Inc. (Health Care), Darling Ingredients (Consumer Staples), and Entegris, Inc. (Technology). Catalent provides pharmaceutical delivery systems such as gel caps for headache medicines. Darling Ingredients is a developer and producer of sustainable natural ingredients from edible and inedible bio-nutrients. Entegris manufactures and supplies microcontamination control products and specialty chemicals used in semiconductor and other high-technology industries.

The largest detractors from the Fund’s performance relative to the Russell 2000 Index over the period were PlayAGS, Inc. (Consumer Discretionary), Hexcel Corporation (Industrials), and Kar Auction Services (Consumer Discretionary). PlayAGS designs and manufactures electronic gaming machines and reported a significant miss in their quarterly earnings report. Management of the company identified softness in their Oklahoma casinos as the source of the underperformance. Hexcel has a proprietary process for carbon composite fibers used in aircraft fuselages and wings. The stock has been negatively affected by the collapse in air travel. KAR Auction Services provides whole car auction services in North America primarily for used vehicles.

27

Hartford Schroders US Small Cap Opportunities Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Derivatives were not used in the Fund during the period and therefore did not impact performance during the period.

During the period, we invested the Fund’s assets in a combination of stock types, which included stocks that we categorize as follows: “Steady Eddies” (companies that we believe have stable growth characteristics and slower but more predictable revenues and earnings patterns), “Turnarounds” (companies that we believe have experienced business or operational difficulties but may potentially have a catalyst to help them return to a growth path), and “Mispriced Growth” (companies that we believe have unrecognized or under-appreciated growth dynamics that should be rewarded over time). As noted above, the “Steady Eddies” in the Fund lagged during the downturn and as a result, lagged the Russell 2000 Index for the full twelve-month period. The “Turnarounds” category of stocks lagged the Russell 2000 Index for the full twelve-month period. The “Mispriced Growth” category of stocks was the only group to outperform the Russell 2000 Index for the period.

What is the outlook as of the end of the period?

As of the end of the period, we are encouraged that there are signs that the dominance of large cap over small cap may be slowing, as well as the leadership of growth over value. We believe that if both of these developments persist, they should likely benefit our investment style.

We believe that the markets are at a critical juncture, with the timing of further fiscal stimulus hanging in the balance of a contentious election cycle. The market response will likely depend on fiscal stimulus progress, greater certainty around the election outcome, and vaccine progress.

The U.S. consumer needs additional help, in our view. Unemployment is at high levels as new unemployment claims are increasing. This likely indicates that the benefits of the stimulus payments have been mostly exhausted. As of the end of the period, coronavirus infections have reached new heights as winter approaches. New restrictions on travel and gatherings are being proposed and/or enacted.

The signs of a nascent recovery are encouraging, but we are not anticipating a straight path to a return to normal. The shorter-term views are in flux and somewhat disconnected from fundamentals in the near term. Our longer term view is that we remain confident in the resilience of the American economy and its ability to adapt to a new normal. We continue to look to invest in companies with sound businesses and good long-term prospects, and we are confident that highly profitable, cash-generative companies will be rewarded as this cycle normalizes.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of 10/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	11.0
Consumer Staples	4.2
Energy	1.1
Financials	17.6
Health Care	13.6
Industrials	15.3
Information Technology	16.9
Materials	8.7
Real Estate	3.2
Utilities	2.5

Total	95.9%

Short-Term Investments	4.9
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

28

Hartford Schroders Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

ICE BofA US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes) tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch), at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized deals.

JP Morgan CEMBI Broad Diversified Index (reflects no deduction for fees, expenses or taxes) tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in Emerging Markets countries.

JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a uniquely weighted index that tracks total returns for U.S. dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

JP Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted (reflects no deduction for fees, expenses or taxes) is a blended index produced by JP Morgan that is comprised of 1/3 JP Morgan GBI Emerging Markets Global Diversified Index, 1/3 JP Morgan EMBI Global Diversified Index, and 1/3 JP Morgan CEMBI Broad Diversified Index. The JEMB — Equal Weighted is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.

MSCI All Country World (ACWI) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI All Country World (ACWI) ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed (excluding the U.S.) and emerging market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The index covers only those securities that are accessible through “Stock Connect”.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2500 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index that is designed to measure the performance of the 2,500 smallest U.S. companies based on a combination of their market capitalization and current index membership.

Russell Midcap Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

29

Hartford Schroders Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2020 through October 31, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio
Hartford Schroders China A Fund

Class A	$1,000.00	$1,394.40	$7.70	$1,000.00	$1,018.70	$6.50	1.28%
Class C	$1,000.00	$1,387.00	$13.32	$1,000.00	$1,013.98	$11.24	2.22%
Class I	$1,000.00	$1,396.30	$6.93	$1,000.00	$1,019.36	$5.84	1.15%
Class Y	$1,000.00	$1,395.00	$6.56	$1,000.00	$1,019.66	$5.53	1.09%
Class F	$1,000.00	$1,395.90	$5.96	$1,000.00	$1,020.16	$5.03	0.99%
Class SDR	$1,000.00	$1,395.90	$5.96	$1,000.00	$1,020.16	$5.03	0.99%

Hartford Schroders Emerging Markets Equity Fund
Class A	$1,000.00	$1,249.60	$9.05	$1,000.00	$1,017.09	$8.11	1.60%
Class C	$1,000.00	$1,245.80	$12.19	$1,000.00	$1,014.28	$10.94	2.16%
Class I	$1,000.00	$1,251.50	$7.24	$1,000.00	$1,018.70	$6.50	1.28%
Class R3	$1,000.00	$1,248.90	$9.78	$1,000.00	$1,016.44	$8.77	1.73%
Class R4	$1,000.00	$1,250.20	$8.09	$1,000.00	$1,017.95	$7.25	1.43%
Class R5	$1,000.00	$1,251.50	$6.90	$1,000.00	$1,019.00	$6.19	1.22%
Class Y	$1,000.00	$1,252.70	$6.74	$1,000.00	$1,019.15	$6.04	1.19%
Class F	$1,000.00	$1,252.90	$6.17	$1,000.00	$1,019.66	$5.53	1.09%
Class SDR	$1,000.00	$1,252.40	$6.17	$1,000.00	$1,019.66	$5.53	1.09%

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Class A	$1,000.00	$1,151.90	$6.22	$1,000.00	$1,019.36	$5.84	1.15%
Class C	$1,000.00	$1,148.10	$10.26	$1,000.00	$1,015.59	$9.63	1.90%
Class I	$1,000.00	$1,154.20	$4.33	$1,000.00	$1,021.12	$4.06	0.80%
Class R3	$1,000.00	$1,150.90	$7.19	$1,000.00	$1,018.45	$6.75	1.33%
Class R4	$1,000.00	$1,154.80	$4.71	$1,000.00	$1,020.76	$4.42	0.87%
Class R5	$1,000.00	$1,154.00	$4.60	$1,000.00	$1,020.86	$4.32	0.85%
Class Y	$1,000.00	$1,154.60	$4.06	$1,000.00	$1,021.37	$3.81	0.75%
Class F	$1,000.00	$1,152.30	$5.03	$1,000.00	$1,020.46	$4.72	0.93%
Class SDR	$1,000.00	$1,154.60	$4.06	$1,000.00	$1,021.37	$3.81	0.75%

30

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses paid during the period May 1, 2020 through October 31, 2020	Annualized expense ratio

Hartford Schroders International Multi-Cap Value Fund

Class A	$1,000.00	$1,064.80	$5.86	$1,000.00	$1,019.46	$5.74	1.13%
Class C	$1,000.00	$1,061.30	$9.59	$1,000.00	$1,015.84	$9.37	1.85%
Class I	$1,000.00	$1,066.40	$4.42	$1,000.00	$1,020.86	$4.32	0.85%
Class R3	$1,000.00	$1,063.30	$7.73	$1,000.00	$1,017.65	$7.56	1.49%
Class R4	$1,000.00	$1,064.90	$6.18	$1,000.00	$1,019.15	$6.04	1.19%
Class R5	$1,000.00	$1,066.30	$4.57	$1,000.00	$1,020.71	$4.47	0.88%
Class Y	$1,000.00	$1,066.60	$4.26	$1,000.00	$1,021.01	$4.17	0.82%
Class F	$1,000.00	$1,068.30	$3.95	$1,000.00	$1,021.32	$3.86	0.76%
Class SDR	$1,000.00	$1,065.60	$4.00	$1,000.00	$1,021.27	$3.91	0.77%

Hartford Schroders International Stock Fund

Class A	$1,000.00	$1,201.40	$6.20	$1,000.00	$1,019.51	$5.69	1.12%
Class C	$1,000.00	$1,197.00	$10.16	$1,000.00	$1,015.89	$9.32	1.84%
Class I	$1,000.00	$1,202.60	$4.60	$1,000.00	$1,020.96	$4.22	0.83%
Class R3	$1,000.00	$1,199.80	$8.13	$1,000.00	$1,017.75	$7.46	1.47%
Class R4	$1,000.00	$1,201.20	$6.42	$1,000.00	$1,019.31	$5.89	1.16%
Class R5	$1,000.00	$1,202.50	$4.71	$1,000.00	$1,020.86	$4.32	0.85%
Class Y	$1,000.00	$1,203.80	$4.60	$1,000.00	$1,020.96	$4.22	0.83%
Class F	$1,000.00	$1,204.20	$4.16	$1,000.00	$1,021.37	$3.81	0.75%
Class SDR	$1,000.00	$1,203.30	$4.15	$1,000.00	$1,021.37	$3.81	0.75%

Hartford Schroders Securitized Income Fund(1)

Class A	$1,000.00	$1,073.80	$5.58	$1,000.00	$1,019.76	$5.43	1.07%
Class C	$1,000.00	$1,067.60	$11.86	$1,000.00	$1,016.59	$8.62	1.70%
Class I	$1,000.00	$1,075.00	$5.53	$1,000.00	$1,019.81	$5.38	1.06%
Class Y	$1,000.00	$1,074.30	$5.27	$1,000.00	$1,020.06	$5.13	1.01%
Class F	$1,000.00	$1,074.60	$5.37	$1,000.00	$1,019.96	$5.23	1.03%
Class SDR	$1,000.00	$1,073.40	$5.99	$1,000.00	$1,019.36	$5.84	1.15%

Hartford Schroders Tax-Aware Bond Fund

Class A	$1,000.00	$1,035.00	$3.63	$1,000.00	$1,021.57	$3.61	0.71%
Class C	$1,000.00	$1,030.90	$7.96	$1,000.00	$1,017.29	$7.91	1.56%
Class I	$1,000.00	$1,036.20	$2.51	$1,000.00	$1,022.67	$2.49	0.49%
Class Y	$1,000.00	$1,035.80	$2.87	$1,000.00	$1,022.32	$2.85	0.56%
Class F	$1,000.00	$1,036.40	$2.35	$1,000.00	$1,022.82	$2.34	0.46%
Class SDR	$1,000.00	$1,036.40	$2.35	$1,000.00	$1,022.82	$2.34	0.46%

Hartford Schroders US MidCap Opportunities Fund

Class A	$1,000.00	$1,121.60	$6.29	$1,000.00	$1,019.20	$5.99	1.18%
Class C	$1,000.00	$1,118.10	$10.22	$1,000.00	$1,015.48	$9.73	1.92%
Class I	$1,000.00	$1,123.50	$4.80	$1,000.00	$1,020.61	$4.57	0.90%
Class R3	$1,000.00	$1,120.10	$8.15	$1,000.00	$1,017.45	$7.76	1.53%
Class R4	$1,000.00	$1,122.00	$6.67	$1,000.00	$1,018.85	$6.34	1.25%
Class R5	$1,000.00	$1,123.00	$5.02	$1,000.00	$1,020.41	$4.77	0.94%
Class Y	$1,000.00	$1,122.90	$4.91	$1,000.00	$1,020.51	$4.67	0.92%
Class F	$1,000.00	$1,124.30	$4.38	$1,000.00	$1,021.01	$4.17	0.82%
Class SDR	$1,000.00	$1,123.20	$4.38	$1,000.00	$1,021.01	$4.17	0.82%

Hartford Schroders US Small Cap Opportunities Fund

Class A	$1,000.00	$1,164.70	$7.35	$1,000.00	$1,018.35	$6.85	1.35%
Class C	$1,000.00	$1,160.20	$11.40	$1,000.00	$1,014.58	$10.63	2.10%
Class I	$1,000.00	$1,166.00	$5.83	$1,000.00	$1,019.76	$5.43	1.07%
Class R3	$1,000.00	$1,162.50	$9.19	$1,000.00	$1,016.64	$8.57	1.69%
Class R4	$1,000.00	$1,164.50	$7.45	$1,000.00	$1,018.25	$6.95	1.37%
Class R5	$1,000.00	$1,165.60	$5.77	$1,000.00	$1,019.81	$5.38	1.06%
Class Y	$1,000.00	$1,166.40	$5.72	$1,000.00	$1,019.86	$5.33	1.05%
Class F	$1,000.00	$1,166.70	$5.17	$1,000.00	$1,020.36	$4.82	0.95%
Class SDR	$1,000.00	$1,166.50	$5.17	$1,000.00	$1,020.36	$4.82	0.95%

(1)	Expenses include interest expenses and the impact of certain non-contractual waivers. Please see the fee table in the current prospectus for purposes of evaluating the expenses of each share class.

31

Hartford Schroders China A Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.6%
	Automobiles & Components - 1.5%
25,800	Huayu Automotive Systems Co., Ltd. Class A	$120,018

	Banks - 5.3%
39,500	China Merchants Bank Co., Ltd. Class A	235,059
66,900	Industrial Bank Co., Ltd. Class A	177,979

		413,038

	Capital Goods - 15.0%
21,497	Eve Energy Co., Ltd. Class A	171,417
31,600	Hongfa Technology Co., Ltd. Class A	243,200
11,308	Jiangsu Hengli Hydraulic Co., Ltd. Class A	128,011
13,700	Shenzhen Inovance Technology Co., Ltd. Class A	131,702
45,800	Suzhou Gold Mantis Construction Decoration Co., Ltd. Class A	67,627
46,300	Weichai Power Co., Ltd. Class A	104,778
181,100	XCMG Construction Machinery Co., Ltd. Class A	145,248
48,800	Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	178,840

		1,170,823

	Consumer Durables & Apparel - 10.5%
9,700	Huizhou Desay Sv Automotive Co., Ltd. Class A	98,847
28,100	Midea Group Co., Ltd. Class A	327,933
50,700	NavInfo Co., Ltd. Class A	107,786
15,591	Oppein Home Group, Inc. Class A	286,669

		821,235

	Diversified Financials - 1.6%
6,200	Hithink RoyalFlush Information Network Co., Ltd. Class A	125,453

	Food, Beverage & Tobacco - 6.4%
28,208	Anhui Kouzi Distillery Co., Ltd. Class A	231,205
22,400	Chacha Food Co., Ltd. Class A	199,040
2,980	Foshan Haitian Flavouring & Food Co., Ltd. Class A	71,322

		501,567

	Health Care Equipment & Services - 2.3%
37,900	Shanghai Kinetic Medical Co., Ltd. Class A	107,247
26,000	Winning Health Technology Group Co., Ltd. Class A	69,192

		176,439

	Household & Personal Products - 1.4%
23,800	Opple Lighting Co., Ltd. Class A	106,615

	Insurance - 7.6%
51,400	Ping An Insurance Group Co., of China Ltd. Class A	598,172

	Materials - 13.7%
79,500	China Jushi Co., Ltd. Class A	165,992
58,364	Chongqing Zaisheng Technology Co., Ltd. Class A	134,032
29,300	Citic Pacific Special Steel Group Co., Ltd. Class A	70,718
33,180	Hengli Petrochemical Co., Ltd. Class A	95,821
46,200	Lomon Billions Group Co., Ltd. Class A	171,104
34,900	Shandong Sinocera Functional Material Co., Ltd. Class A	214,362
5,660	Skshu Paint Co., Ltd. Class A	125,434
8,200	Wanhua Chemical Group Co., Ltd. Class A	96,398

		1,073,861

	Media & Entertainment - 1.7%
12,100	Mango Excellent Media Co., Ltd. Class A	134,294

	Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
5,880	Jiangsu Hengrui Medicine Co., Ltd. Class A	78,207
22,889	Livzon Pharmaceutical Group, Inc. Class A	165,712
4,800	WuXi AppTec Co., Ltd. Class A	81,086

		325,005

	Real Estate - 2.9%
21,500	China Merchants Shekou Industrial Zone Holdings Co., Ltd. Class A	45,257
13,800	China Vanke Co., Ltd. Class A	56,907

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.6% - (continued)
	Real Estate - 2.9% - (continued)
52,900	Poly Developments and Holdings Group Co., Ltd. Class A	$121,612

		223,776

	Software & Services - 2.4%
16,600	Beijing Sinnet Technology Co., Ltd. Class A	47,429
14,500	Venustech Group, Inc. Class A	67,080
7,700	Wondershare Technology Group Co., Ltd. Class A	72,380

		186,889

	Technology Hardware & Equipment - 14.4%
5,300	Guangzhou Shiyuan Electronic Technology Co., Ltd. Class A	81,470
5,000	Quectel Wireless Solutions Co., Ltd. Class A	136,923
39,100	Shengyi Technology Co., Ltd. Class A	140,086
31,100	Shenzhen Sunlord Electronics Co., Ltd. Class A	120,064
30,380	Unisplendour Corp. Ltd. Class A	100,014
6,450	Wuhan Raycus Fiber Laser Technologies Co., Ltd. Class A	72,167
39,500	WUS Printed Circuit Kunshan Co., Ltd. Class A	108,962
19,800	Wuxi Lead Intelligent Equipment Co., Ltd. Class A	177,691
14,100	Xiamen Faratronic Co., Ltd. Class A	189,189

		1,126,566

	Transportation - 1.0%
6,300	SF Holding Co., Ltd. Class A	78,037

	Utilities - 0.8%
55,100	Shenzhen Gas Corp. Ltd. Class A	60,647

	Total Common Stocks (cost $5,643,446)	$7,242,435

WARRANTS - 7.8%
	Consumer Durables & Apparel - 3.6%
1,413	Beijing Roborock Technology Co., Ltd.*	$171,414
7,700	Qingdao Richen Food Co., Ltd.*	77,808
6,400	Shanghai Milkground Food Tech Co., Ltd.*	33,357

		282,579

	Materials - 3.1%
26,252	Chongqing Zaisheng Technology Corp. Ltd. Expires 04/30/2021*	60,170
10,063	Jiangsu Cnano Technology Co., Ltd.*	65,558
1,221	Micro-Tech Nanjing Co., Ltd.*	38,002
12,400	Sinoseal Holding Co., Ltd.*	75,950

		239,680

	Technology Hardware & Equipment - 1.1%
2,850	Gongniu Group Co., Ltd.*	84,455

	Total Warrants (cost $467,534)	$606,714

	Total Long-Term Investments (cost $6,110,980)	$7,849,149

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
42,283	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(1)	$42,283

	Total Short-Term Investments (cost $42,283)	$42,283

Total Investments (cost $6,153,263)	100.9%	$7,891,432
Other Assets and Liabilities	(0.9)%	(69,721)

Total Net Assets	100.0%	$7,821,711

The accompanying notes are an integral part of these financial statements.

32

Hartford Schroders China A Fund

Schedule of Investments – (continued)

October 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$120,018	$—	$120,018	$—
Banks	413,038	—	413,038	—
Capital Goods	1,170,823	—	1,170,823	—
Consumer Durables & Apparel	821,235	—	821,235	—
Diversified Financials	125,453	—	125,453	—
Food, Beverage & Tobacco	501,567	—	501,567	—
Health Care Equipment & Services	176,439	—	176,439	—
Household & Personal Products	106,615	—	106,615	—
Insurance	598,172	—	598,172	—
Materials	1,073,861	—	1,073,861	—
Media & Entertainment	134,294	—	134,294	—
Pharmaceuticals, Biotechnology & Life Sciences	325,005	—	325,005	—
Real Estate	223,776	—	223,776	—
Software & Services	186,889	—	186,889	—
Technology Hardware & Equipment	1,126,566	—	1,126,566	—
Transportation	78,037	—	78,037	—
Utilities	60,647	—	60,647	—
Warrants	606,714	606,714	—	—
Short-Term Investments	42,283	42,283	—	—

Total	$7,891,432	$648,997	$7,242,435	$—

(1)	For the period ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

33

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Argentina - 0.4%
15,078	MercadoLibre, Inc.*	$18,305,446

	Brazil - 6.2%
2,449,574	B3 S.A. - Brasil Bolsa Balcao	21,793,629
3,559,426	Duratex S.A.	11,891,738
5,933,018	Equatorial Energia S.A.	20,607,542
14,004,352	Itau Unibanco Holding S.A. ADR	57,277,800
2,838,384	Klabin S.A.	11,743,434
3,523,437	Lojas Americanas S.A.	14,264,579
4,463,089	Lojas Renner S.A.	29,129,338
333,850	Pagseguro Digital Ltd. Class A*	12,222,248
6,372,390	Raia Drogasil S.A.	26,720,293
2,451,460	Vale S.A. ADR	25,911,932
2,195,260	WEG S.A.	29,011,505

		260,574,038

	Chile - 0.5%
1,397,633	Banco Santander Chile ADR	19,399,146

	China - 37.0%
150,582	51job, Inc. ADR*	10,555,798
1,181,422	Alibaba Group Holding Ltd. ADR*	359,967,469
283,450	Ant Group Co., Ltd. Class H	2,954,467
5,397,600	Centre Testing International Group Co., Ltd. Class A	21,765,436
14,854,000	China Mengniu Dairy Co., Ltd.*	70,026,425
4,579,600	China Pacific Insurance Group Co., Ltd. Class H	14,331,689
49,052,000	CNOOC Ltd.	44,880,406
2,000,100	ENN Energy Holdings Ltd.	25,313,466
3,350,442	Huayu Automotive Systems Co., Ltd. Class A	15,585,802
1,656,355	JD.com, Inc. ADR*	135,026,060
6,613,500	Li Ning Co., Ltd.	34,469,161
6,838,828	Midea Group Co., Ltd. Class A	79,810,510
227,431	New Oriental Education & Technology Group, Inc. ADR*	36,475,384
1,444,398	Oppein Home Group, Inc. Class A	26,557,941
9,465,000	Ping An Insurance Group Co., of China Ltd. Class H	97,865,009
3,777,900	Shenzhou International Group Holdings Ltd.	65,733,064
4,802,200	Tencent Holdings Ltd.	366,915,012
2,775,293	Tencent Music Entertainment Group ADR*	41,296,360
4,631,900	Weichai Power Co., Ltd. Class A	10,482,141
2,349,000	Weichai Power Co., Ltd. Class H	4,454,368
1,615,500	Wuxi Biologics Cayman, Inc.*(1)	45,369,232
427,560	Yum China Holdings, Inc.	22,759,019
1,755,787	Zhejiang Supor Co., Ltd. Class A	18,531,058

		1,551,125,277

	Colombia - 0.1%
219,473	Bancolombia S.A. ADR	5,594,367

	Egypt - 0.4%
4,034,201	Commercial International Bank Egypt S.A.E. GDR	15,561,454

	Greece - 0.2%
751,583	Hellenic Telecommunications Organization S.A.	9,967,273

	Hong Kong - 3.7%
7,593,800	AIA Group Ltd.	72,271,511
5,727,500	China Mobile Ltd.	35,032,480
5,568,000	China Resources Beer Holdings Co., Ltd.	34,547,083
6,142,000	Hang Lung Properties Ltd.	14,952,629

		156,803,703

	Hungary - 1.2%
584,831	MOL Hungarian Oil & Gas plc*	2,839,893
894,888	OTP Bank Nyrt*	27,915,644
980,784	Richter Gedeon Nyrt	20,025,112

		50,780,649

	India - 4.1%
3,684,344	Bharti Airtel Ltd.	21,542,475

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	India - 4.1% - (continued)
2,936,102	HDFC Bank Ltd.*	$46,889,360
6,994,562	ICICI Bank Ltd.*	36,791,657
713,772	Reliance Industries Ltd.	19,789,161
1,340,434	Tata Consultancy Services Ltd.	48,309,837

		173,322,490

	Kuwait - 0.2%
2,835,867	National Bank of Kuwait SAKP	7,835,710

	Luxembourg - 0.4%
746,189	Ternium S.A. ADR*	14,938,704

	Mexico - 0.2%
2,212,737	Grupo Financiero Banorte S.A.B. de C.V. Class O*	9,868,464

	Pakistan - 0.1%
3,442,700	Habib Bank Ltd.	2,796,065
2,668,800	United Bank Ltd.	1,824,198

		4,620,263

	Peru - 0.2%
65,272	Credicorp Ltd.	7,485,393

	Poland - 0.6%
822,744	KGHM Polska Miedz S.A.*	24,618,204

	Russia - 5.5%
794,034	LUKOIL PJSC ADR	40,608,249
211,667	Magnit PJSC	12,568,872
2,731,827	Moscow Exchange MICEX-RTS PJSC*	4,605,314
377,944	Novatek PJSC GDR	45,569,896
85,074	Polyus PJSC*	16,653,580
74,118	Polyus PJSC GDR	7,290,178
6,287,193	Sberbank of Russia PJSC ADR	63,509,602
387,160	X5 Retail Group N.V. GDR	13,608,503
419,960	Yandex N.V. Class A*	24,177,097

		228,591,291

	Singapore - 0.4%
101,355	Sea Ltd. ADR*	15,983,683

	South Africa - 5.1%
412,252	Aspen Pharmacare Holdings Ltd.*	2,684,595
1,881,765	AVI Ltd.	8,504,728
22,696,183	FirstRand Ltd.	52,685,244
1,854,972	Foschini Group Ltd.	9,878,084
1,260,112	Gold Fields Ltd. ADR	13,773,024
3,307,269	Impala Platinum Holdings Ltd.	29,435,754
1,900,746	MultiChoice Group Ltd.	15,675,224
412,158	Naspers Ltd. Class N	80,464,546

		213,101,199

	South Korea - 15.5%
1,079,203	Hana Financial Group, Inc.	29,151,932
233,765	Hyundai Mobis Co., Ltd.	46,837,978
68,468	Korea Zinc Co., Ltd.	23,156,375
81,603	LG Chem Ltd.	44,496,567
321,449	LG Electronics, Inc.	23,896,340
228,161	NAVER Corp.	58,379,756
3,859,168	Samsung Electronics Co., Ltd.	193,983,428
166,015	Samsung Fire & Marine Insurance Co., Ltd.	26,249,625
118,595	Samsung SDI Co., Ltd.	46,718,870
2,233,365	SK Hynix, Inc.	158,441,275

		651,312,146

	Taiwan - 13.8%
2,708,000	Accton Technology Corp.	19,674,403
9,725,036	ASE Technology Holding, Co., Ltd.	21,828,475
40,239,000	CTBC Financial Holding Co., Ltd.	25,411,326
8,578,000	Delta Electronics, Inc.	57,073,016
22,822,000	Hon Hai Precision Industry Co., Ltd.	61,896,235

The accompanying notes are an integral part of these financial statements.

34

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Taiwan - 13.8% - (continued)
2,044,000	MediaTek, Inc.	$48,586,412
20,476,139	Taiwan Semiconductor Manufacturing Co., Ltd.	309,797,298
9,487,000	Uni-President Enterprises Corp.	20,335,969
3,156,000	Zhen Ding Technology Holding Ltd.	13,375,613

		577,978,747

	Turkey - 0.5%
1,602,065	BIM Birlesik Magazalar A.S.	12,666,674
5,645,871	KOC Holding A.S.	9,556,923

		22,223,597

	United Arab Emirates - 0.5%
27,639,525	Emaar Properties PJSC*	19,806,700

	Total Common Stocks (cost $2,809,543,794)	$4,059,797,944

PREFERRED STOCKS - 0.5%
	Brazil - 0.5%
4,979,950	Gerdau S.A.	$18,928,835

	Total Preferred Stocks (cost $19,315,886)	$18,928,835

	Total Long-Term Investments (cost $2,828,859,680)	$4,078,726,779

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
92,614,722	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(2)	$92,614,722

	Total Short-Term Investments (cost $92,614,722)	$92,614,722

Total Investments (cost $2,921,474,402)	99.5%	$4,171,341,501
Other Assets and Liabilities	0.5%	20,882,729

Total Net Assets	100.0%	$4,192,224,230

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of this security was $45,369,232, representing 1.1% of net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

35

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$18,305,446	$18,305,446	$—	$—
Brazil	260,574,038	260,574,038	—	—
Chile	19,399,146	19,399,146	—	—
China	1,551,125,277	609,034,557	942,090,720	—
Colombia	5,594,367	5,594,367	—	—
Egypt	15,561,454	—	15,561,454	—
Greece	9,967,273	—	9,967,273	—
Hong Kong	156,803,703	—	156,803,703	—
Hungary	50,780,649	—	50,780,649	—
India	173,322,490	—	173,322,490	—
Kuwait	7,835,710	—	7,835,710	—
Luxembourg	14,938,704	14,938,704	—	—
Mexico	9,868,464	9,868,464	—	—
Pakistan	4,620,263	2,796,065	1,824,198	—
Peru	7,485,393	7,485,393	—	—
Poland	24,618,204	—	24,618,204	—
Russia	228,591,291	36,069,521	192,521,770	—
Singapore	15,983,683	15,983,683	—	—
South Africa	213,101,199	22,277,752	190,823,447	—
South Korea	651,312,146	—	651,312,146	—
Taiwan	577,978,747	—	577,978,747	—
Turkey	22,223,597	—	22,223,597	—
United Arab Emirates	19,806,700	—	19,806,700	—
Preferred Stocks	18,928,835	18,928,835	—	—
Short-Term Investments	92,614,722	92,614,722	—	—

Total	$4,171,341,501	$1,133,870,693	$3,037,470,808	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

36

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.0%
	Argentina - 1.7%
$647,000	YPF Energia Electrica S.A. 10.00%, 07/25/2026(1)	$388,206
	YPF S.A.
400,000	8.50%, 07/28/2025(2)	234,000
700,000	8.50%, 06/27/2029(1)	392,000

		1,014,206

	Brazil - 0.4%
210,000	Banco do Brasil S.A. 9.00%, 06/18/2024, (9.00% fixed rate until 06/18/2024; 10 year USD CMT + 6.362% thereafter)(1)(3)(4)	228,480

	British Virgin Islands - 3.4%
380,000	China Great Wall International Holdings Ltd. 3.88%, 08/31/2027(2)	412,057
285,000	China Railway Xunjie Co., Ltd. 3.25%, 07/28/2026(2)	308,119
200,000	Greenland Global Investment Ltd. 5.88%, 07/03/2024(2)	182,693
410,000	Rongshi International Finance Ltd. 3.63%, 05/04/2027(2)	448,478
	Sinopec Group Overseas Development Ltd.
435,000	2.70%, 05/13/2030(1)	452,679
200,000	3.50%, 05/03/2026(1)(5)	220,520

		2,024,546

	Canada - 1.2%
290,000	Canacol Energy Ltd. 7.25%, 05/03/2025(1)	297,250
200,000	First Quantum Minerals Ltd. 7.25%, 04/01/2023(1)	201,000
200,000	MEGlobal Canada ULC 5.88%, 05/18/2030(1)	237,796

		736,046

	Cayman Islands - 6.1%
340,000	Baidu, Inc. 4.38%, 05/14/2024	372,762
300,000	Central China Real Estate Ltd. 7.25%, 04/24/2023(2)	301,099
380,000	China Evergrande Group 11.50%, 01/22/2023(2)	316,809
200,000	CIFI Holdings Group Co., Ltd. 6.45%, 11/07/2024(2)	210,087
290,000	CSCEC Finance Cayman Ltd. 3.50%, 07/05/2027(2)	313,742
370,000	CSN Islands Corp. 6.75%, 01/28/2028(1)	363,895
340,000	MAF Sukuk Ltd. 4.64%, 05/14/2029(2)	371,699
305,000	Meituan 3.05%, 10/28/2030(1)	305,638
250,000	Powerlong Real Estate Holdings Ltd. 6.95%, 07/23/2023(2)	258,247
230,000	Ronshine China Holdings Ltd. 8.10%, 06/09/2023(2)	233,552
305,000	Tencent Holdings Ltd. 3.24%, 06/03/2050(1)	307,440
300,000	Yuzhou Group Holdings Co., Ltd. 7.38%, 01/13/2026(2)	288,900

		3,643,870

	Chile - 1.3%
290,000	AES Gener S.A. 7.13%, 03/26/2079, (7.13% fixed rate until 04/07/2024; 5 year USD Swap + 4.644% thereafter)(1)(4)	300,417
200,000	Empresa de los Ferrocarriles del Estado 3.07%, 08/18/2050(1)	186,000
306,496	Empresa Electrica Cochrane S.p.A. 5.50%, 05/14/2027(1)	308,795

		795,212

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.0% - (continued)
		Colombia - 1.0%
	$485,000	Ecopetrol S.A. 6.88%, 04/29/2030	$583,164

		Hong Kong - 2.3%
	430,000	Beijing State-Owned Assets Management Hong Kong Co., Ltd. 4.13%, 05/26/2025(2)	464,452
	260,000	CNAC HK Finbridge Co., Ltd. 4.88%, 03/14/2025(2)	286,346
	400,000	Lenovo Group Ltd. 3.42%, 11/02/2030(1)	406,027
	230,000	Xiaomi Best Time International Ltd. 3.38%, 04/29/2030(1)(5)	239,413

			1,396,238

		India - 0.3%
	200,000	ReNew Power Pvt Ltd. 5.88%, 03/05/2027(1)	204,156

		Indonesia - 4.1%
	265,000	ABM Investama Tbk PT 7.13%, 08/01/2022(1)	171,058
		Indonesia Asahan Aluminium Persero PT
	280,000	5.45%, 05/15/2030(1)	318,983
	200,000	5.80%, 05/15/2050(1)	231,754
	250,000	6.76%, 11/15/2048(1)	320,140
	270,000	Pelabuhan Indonesia PT 5.38%, 05/05/2045(1)	312,187
	360,000	Pertamina Persero PT 6.00%, 05/03/2042(1)(5)	439,177
		Perusahaan Listrik Negara PT
	400,000	5.25%, 10/24/2042(1)	461,000
	200,000	5.25%, 05/15/2047(1)	228,500

			2,482,799

		Jersey - 0.7%
	400,000	Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036(1)	396,996

		Kazakhstan - 0.8%
	485,000	KazMunayGas National Co. JSC 3.50%, 04/14/2033(1)	500,134

		Luxembourg - 1.9%
	81,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	74,521
	280,000	Gazprom PJSC Via Gaz Capital S.A. 5.15%, 02/11/2026(1)	311,640
	200,000	JSL Europe S.A. 7.75%, 07/26/2024(1)	205,200
	300,000	Ultrapar International S.A. 5.25%, 06/06/2029(1)	314,700
	270,000	Unigel Luxembourg S.A. 8.75%, 10/01/2026(1)	260,887

			1,166,948

		Malaysia - 0.4%
	220,000	Petronas Capital Ltd. 3.50%, 04/21/2030(1)	244,816

		Mauritius - 0.4%
	250,000	India Green Energy Holdings 5.38%, 04/29/2024(1)	250,364

		Mexico - 9.8%
	260,000	Alpha Holding S.A. de C.V. 10.00%, 12/19/2022(1)	215,803
	200,000	Banco Mercantil del Norte S.A. 7.63%, 01/10/2028, (7.63% fixed rate until 01/10/2028; 10 year CMT + 5.353% thereafter)(1)(3)(4)	199,500
	300,000	BBVA Bancomer S.A. 5.88%, 09/13/2034, (5.88% fixed rate until 09/13/2029; 5 year USD CMT + 4.308% thereafter)(1)(4)	311,361
	200,000	Cemex S.A.B. de C.V. 7.38%, 06/05/2027(1)	220,302
	224,880	Cometa Energia S.A. de C.V. 6.38%, 04/24/2035(1)(5)	248,773
	230,000	Cydsa S.A.B. de C.V. 6.25%, 10/04/2027(1)	228,505
	200,000	Docuformas SAPI de C.V. 10.25%, 07/24/2024(1)	153,500
	220,000	Elementia S.A.B. de C.V. 5.50%, 01/15/2025(1)(5)	220,440
MXN	31,610,000	Grupo Televisa S.A.B. 7.25%, 05/14/2043	1,108,256

The accompanying notes are an integral part of these financial statements.

37

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.0% - (continued)
	Mexico - 9.8% - (continued)
	Infraestructura Energetica Nova S.A.B. de C.V.
$250,000	4.75%, 01/15/2051(1)	$234,875
200,000	4.88%, 01/14/2048(1)	190,600
	Petroleos Mexicanos
130,000	3.50%, 01/30/2023	127,343
465,000	6.49%, 01/23/2027	433,380
1,290,000	6.50%, 01/23/2029	1,150,551
340,000	7.69%, 01/23/2050	282,516
350,000	Sixsigma Networks Mexico S.A. de C.V. 7.50%, 05/02/2025(1)	304,062
230,000	Trust Fibra Uno 6.39%, 01/15/2050(1)	238,913

		5,868,680

	Mult - 0.3%
220,000	Mongolian Mining Corp. / Energy Resources LLC 9.25%, 04/15/2024(1)	177,069

	Netherlands - 2.7%
	Braskem Netherlands Finance B.V.
330,000	5.88%, 01/31/2050(1)	306,491
200,000	8.50%, 01/23/2081, (8.50% fixed rate until 10/24/2025; 5 year USD CMT + 8.220% thereafter)(1)(4)	203,152
200,000	Metinvest B.V. 7.65%, 10/01/2027(1)	194,316
	Petrobras Global Finance B.V.
120,000	6.75%, 06/03/2050	131,681
260,000	6.90%, 03/19/2049	294,226
200,000	SABIC Capital B.V. 2.15%, 09/14/2030(2)	196,820
330,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	290,400

		1,617,086

	Panama - 1.0%
200,000	AES Panama Generation Holdings SRL 4.38%, 05/31/2030(1)	211,938
358,000	Banistmo S.A. 4.25%, 07/31/2027(1)	372,656

		584,594

	Peru - 1.0%
270,000	Banco BBVA Peru S.A. 5.25%, 09/22/2029, (5.25% fixed rate until 09/22/2024; 5 year USD CMT + 2.750% thereafter)(1)(4)	293,355
300,000	Banco Internacional del Peru SAA 4.00%, 07/08/2030, (4.00% fixed rate until 07/08/2025; 1 year USD CMT + 3.711% thereafter)(1)(4)	303,000

		596,355

	South Korea - 0.3%
200,000	Korea East-West Power Co., Ltd. 1.75%, 05/06/2025(1)	206,546

	Spain - 0.8%
445,000	AI Candelaria Spain SLU 7.50%, 12/15/2028(1)	480,604

	Thailand - 1.0%
340,000	Siam Commercial Bank PCL 4.40%, 02/11/2029(2)	392,533
200,000	Thaioil Treasury Center Co., Ltd. 3.75%, 06/18/2050(1)	184,234

		576,767

	Ukraine - 0.4%
210,000	VF Ukraine PAT via VFU Funding plc 6.20%, 02/11/2025(1)	208,425

	United Arab Emirates - 0.3%
200,000	Kuwait Projects Co. SPC Ltd. 4.23%, 10/29/2026(2)	198,790

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.0% - (continued)
		United Kingdom - 1.4%
		Gazprom PJSC via Gaz Finance plc
	$310,000	3.25%, 02/25/2030(1)	$309,070
	305,000	4.60%, 10/26/2025, (4.60% fixed rate until 10/26/2025; 5 year USD CMT thereafter)(1)(3)(4)	304,546
	250,000	NAK Naftogaz Ukraine via Kondor Finance plc 7.63%, 11/08/2026(1)	233,565

			847,181

		Total Corporate Bonds (cost $27,143,240)	$27,030,072

FOREIGN GOVERNMENT OBLIGATIONS - 45.6%
		Argentina - 1.0%
	$1,190,000	Provincia de Cordoba 7.13%, 06/10/2021(1)	$624,762

		Azerbaijan - 0.9%
		Republic of Azerbaijan International Bond
	400,000	3.50%, 09/01/2032(1)	388,800
	150,000	5.13%, 09/01/2029(1)	159,833

			548,633

		Bahrain - 0.7%
	390,000	Bahrain Government International Bond 7.38%, 05/14/2030(1)	431,521

		Belarus - 0.5%
	310,000	Republic of Belarus International Bond 6.88%, 02/28/2023(1)	306,170

		Brazil - 4.4%
		Brazil Notas do Tesouro Nacional
BRL	2,846,000	10.00%, 01/01/2025	555,354
	5,258,000	10.00%, 01/01/2027	1,032,234
		Brazilian Government International Bond
	$380,000	3.88%, 06/12/2030(5)	384,750
BRL	1,485,000	10.25%, 01/10/2028	307,052
	$338,777	Prumo Participacoes e Investimentos S.A 7.50%, 12/31/2031(1)	359,528

			2,638,918

		Cameroon - 0.9%
	500,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(1)	523,624

		Colombia - 1.9%
		Colombia Government International Bond
COP	1,788,000,000	4.38%, 03/21/2023	468,870
	1,943,000,000	9.85%, 06/28/2027	649,280

			1,118,150

		Dominican Republic - 0.9%
	$470,000	Dominican Republic International Bond 6.88%, 01/29/2026(1)	530,513

		Ecuador - 0.4%
	520,000	Ecuador Government International Bond 0.50%, 07/31/2040(1)(6)	257,405

		Egypt - 1.7%
		Egypt Government International Bond
	200,000	4.55%, 11/20/2023(1)	200,560
	200,000	7.50%, 01/31/2027(1)	211,952
	230,000	7.63%, 05/29/2032(1)	232,668
	400,000	8.70%, 03/01/2049(1)	402,600

			1,047,780

		Ghana - 0.6%
		Ghana Government International Bond
	230,000	7.88%, 02/11/2035(1)	203,838

The accompanying notes are an integral part of these financial statements.

38

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 45.6% - (continued)
		Ghana - 0.6% - (continued)
	$200,000	8.63%, 06/16/2049(1)	$175,500

			379,338

		Guatemala - 0.6%
	290,000	Guatemala Government Bond 5.38%, 04/24/2032(1)	341,591

		Hungary - 0.6%
		Hungary Government Bond
HUF	69,240,000	2.75%, 12/22/2026	232,508
	43,760,000	3.00%, 06/26/2024	147,071

			379,579

		Indonesia - 4.1%
		Indonesia Treasury Bond
IDR	4,563,000,000	7.00%, 05/15/2022	324,979
	4,168,000,000	7.00%, 05/15/2027	294,453
	2,146,000,000	7.50%, 08/15/2032	149,890
	6,143,000,000	8.25%, 06/15/2032	450,361
	6,523,000,000	8.75%, 05/15/2031	500,521
	9,581,000,000	9.00%, 03/15/2029	747,678

			2,467,882

		Ivory Coast - 1.6%
EUR	850,000	Ivory Coast Government International Bond 6.63%, 03/22/2048(1)	928,346

		Jamaica - 0.4%
	$210,000	Jamaica Government International Bond 6.75%, 04/28/2028	241,502

		Jordan - 0.3%
	200,000	Jordan Government International Bond 5.75%, 01/31/2027(1)	206,071

		Kenya - 0.3%
	200,000	Kenya Government International Bond 8.25%, 02/28/2048(1)	204,190

		Kuwait - 0.4%
	200,000	Kuwait International Government Bond 3.50%, 03/20/2027(1)	226,020

		Malaysia - 2.8%
		Malaysia Government Bond
MYR	1,510,000	3.48%, 06/14/2024	383,210
	4,930,000	3.90%, 11/30/2026	1,295,659

			1,678,869

		Mexico - 1.2%
		Mexican Bonos
MXN	2,700,000	7.50%, 06/03/2027	139,989
	5,300,000	7.75%, 05/29/2031	278,234
	5,733,900	7.75%, 11/13/2042	289,608

			707,831

		Panama - 1.0%
		Panama Government International Bond
	$260,000	2.25%, 09/29/2032	264,420
	320,000	3.87%, 07/23/2060	360,403

			624,823

		Peru - 2.2%
PEN	1,970,000	Peru Government Bond 6.95%, 08/12/2031	672,021
		Peruvian Government International Bond
	$135,000	2.39%, 01/23/2026	141,885
	440,000	2.84%, 06/20/2030	480,260

			1,294,166

		Philippines - 0.7%
	375,000	Philippine Government International Bond 2.46%, 05/05/2030	400,718

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 45.6% - (continued)
		Qatar - 1.2%
		Qatar Government International Bond
	$220,000	3.25%, 06/02/2026(1)	$242,836
	200,000	3.40%, 04/16/2025(1)	219,376
	200,000	3.75%, 04/16/2030(1)	232,198

			694,410

		Romania - 1.9%
		Romania Government Bond
RON	2,050,000	4.50%, 06/17/2024	516,451
	300,000	5.00%, 02/12/2029	80,801
		Romanian Government International Bond
	$216,000	3.00%, 02/14/2031(1)	223,671
	312,000	4.00%, 02/14/2051(1)	317,854

			1,138,777

		Russia - 2.8%
		Russian Federal Bond - OFZ
RUB	12,470,000	7.15%, 11/12/2025	168,636
	40,570,000	8.15%, 02/03/2027	578,433
		Russian Foreign Bond - Eurobond
	$400,000	4.75%, 05/27/2026(1)	457,000
	400,000	5.10%, 03/28/2035(1)	486,000

			1,690,069

		Saudi Arabia - 2.1%
		Saudi Government International Bond
	430,000	3.25%, 10/26/2026(1)	468,528
	670,000	4.50%, 10/26/2046(1)	793,716

			1,262,244

		South Africa - 2.4%
ZAR	38,829,271	Republic of South Africa Government Bond 6.50%, 02/28/2041	1,461,190

		Sri Lanka - 0.4%
	$390,000	Sri Lanka Government International Bond 6.13%, 06/03/2025(1)	216,427

		Thailand - 1.0%
THB	19,270,000	Thailand Government Bond 1.60%, 06/17/2035	616,233

		Turkey - 1.7%
	$1,070,000	Turkey Government International Bond 6.38%, 10/14/2025	1,045,925

		Ukraine - 1.6%
		Ukraine Government International Bond
	200,000	7.25%, 03/15/2033(1)	187,751
	820,000	7.38%, 09/25/2032(1)	785,429

			973,180

		United Arab Emirates - 0.4%
	200,000	Abu Dhabi Government International Bond 3.88%, 04/16/2050(1)	237,420

		Total Foreign Government Obligations (cost $28,191,548)	$27,444,277

		Total Long-Term Investments (cost $55,334,788)	$54,474,349

SHORT-TERM INVESTMENTS - 9.3%
		Other Investment Pools & Funds - 3.0%
	1,831,498	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(7)	$1,831,498

		Securities Lending Collateral - 2.3%
	1,386,167	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(7)	1,386,167

The accompanying notes are an integral part of these financial statements.

39

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 9.3% - (continued)
	Securities Lending Collateral - 2.3% - (continued)
1,399	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)	$1,399

		1,387,566

	U.S. Treasury - 4.0%
	U.S. Treasury Bills - 4.0%
750,000	0.08%, 12/17/2020(8)	749,912
1,650,000	0.09%, 12/24/2020(8)	1,649,781

		2,399,693

Total Short-Term Investments (cost $5,618,757)		$5,618,757

Total Investments (cost $60,953,545)	99.9%	$60,093,106
Other Assets and Liabilities	0.1%	32,867

Total Net Assets	100.0%	$60,125,973

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $28,621,068, representing 47.6% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $5,418,423, representing 9.0% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Current yield as of period end.

(8)	The rate shown represents current yield to maturity.

OTC Credit Default Swap Contracts Outstanding at October 31, 2020
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Colombia Government International Bond	JPM	USD	1,200,000	(1.00%)	12/20/2025	Quarterly	$11,902	$—	$13,964	$2,062
Mexico Government International Bond	MSC	USD	600,000	(1.00%)	06/20/2025	Quarterly	43,120	—	3,519	(39,601)

Total							$55,022	$—	$17,483	$(37,539)

Credit default swaps on single-name issues:
Sell protection:
Petroleo Brasileiro S.A. - Petrobras (BB-)	JPM	USD	1,070,000	1.00%	12/20/2024	Quarterly	$—	$(26,895)	$(50,423)	$(23,528)

Total OTC credit default swap contracts							$55,022	$(26,895)	$(32,940)	$(61,067)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

40

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,789,000	BRL	323,216	USD	CBK	11/16/2020	$—	$(11,685)
1,501,000	BRL	284,523	USD	JPM	11/16/2020	—	(23,143)
396,680,000	CLP	496,800	USD	UBS	11/18/2020	16,100	—
7,300,000	CNY	1,040,241	USD	JPM	11/03/2020	48,994	—
7,300,000	CNY	1,085,792	USD	CBK	11/03/2020	3,443	—
4,160,000	CNY	600,462	USD	CBK	11/30/2020	18,964	—
7,300,000	CNY	1,078,924	USD	CBK	02/26/2021	341	—
3,320,000	CNY	485,771	USD	JPM	03/17/2021	4,441	—
19,900,000	CZK	860,704	USD	CBK	12/15/2020	—	(9,465)
18,930,000	THB	597,885	USD	CBK	12/15/2020	9,340	—
603,338	USD	3,290,000	BRL	UBS	11/16/2020	30,427	—
1,087,361	USD	7,300,000	CNY	CBK	11/03/2020	—	(1,874)
1,085,792	USD	7,300,000	CNY	JPM	11/03/2020	—	(3,443)
597,463	USD	2,300,830,000	COP	UBS	01/29/2021	5,487	—
430,095	USD	7,160,000	ZAR	JPM	12/15/2020	—	(7,510)
7,160,000	ZAR	432,495	USD	MSC	12/15/2020	5,110	—

Total Foreign Currency Contracts						$142,647	$(57,120)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$27,030,072	$—	$27,030,072	$—
Foreign Government Obligations	27,444,277	—	27,444,277	—
Short-Term Investments	5,618,757	3,219,064	2,399,693	—
Foreign Currency Contracts(2)	142,647	—	142,647	—
Swaps - Credit Default(2)	2,062	—	2,062	—

Total	$60,237,815	$3,219,064	$57,018,751	$—

Liabilities
Foreign Currency Contracts(2)	$(57,120)	$—	$(57,120)	$—
Swaps - Credit Default(2)	(63,129)	—	(63,129)	—

Total	$(120,249)	$—	$(120,249)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

41

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Australia - 2.2%
3,365,979	Beach Energy Ltd.	$2,791,132
12,885	BHP Group plc	249,613
119,851	BWP Trust REIT	337,869
61,175	Collection House Ltd.(1)(4)	11,664
285,920	Deterra Royalties Ltd.*	789,825
373,754	Fortescue Metals Group Ltd.	4,572,316
285,920	Iluka Resources Ltd.	1,036,090
76,169	IPH Ltd.	353,032
63,430	McMillan Shakespeare Ltd.	417,254
74,799	Mineral Resources Ltd.	1,313,455
506,379	OceanaGold Corp.*	661,337
173,790	Orocobre Ltd.*(2)	313,353
237,037	OZ Minerals Ltd.	2,476,179
475,648	Perenti Global Ltd.	349,788
38,597	Perpetual Ltd.	738,703
1,778,527	Perseus Mining Ltd.*	1,538,220
1,188,858	Ramelius Resources Ltd.	1,623,094
677,024	Regis Resources Ltd.	1,987,150
130,944	Rio Tinto Ltd.	8,518,412
1,504,390	Silver Lake Resources Ltd.*	2,252,859
1,143,562	St. Barbara Ltd.	2,150,415
444,151	Westgold Resources Ltd.*	808,092
227,928	Woodside Petroleum Ltd.	2,811,320

		38,101,172

	Austria - 0.8%
105,316	ams AG*	2,254,992
32,991	BAWAG Group AG*(3)	1,211,600
177,861	Erste Group Bank AG*	3,656,015
2,087	Mayr Melnhof Karton AG	340,774
11,261	Oesterreichische Post AG	357,625
190,948	OMV AG	4,414,025
149,398	Raiffeisen Bank International AG*	2,157,059

		14,392,090

	Belgium - 0.4%
78,567	Ageas S.A.	3,163,818
50,069	bpost S.A.*	443,681
11,346	Sofina S.A.	2,948,808
3,927	Wereldhave Belgium Comm REIT	164,191

		6,720,498

	Bermuda - 0.0%
93,911	DHT Holdings, Inc.	451,712

	Brazil - 0.7%
569,746	Cia de Saneamento Basico do Estado de Sao Paulo	4,220,010
91,517	Cia Paranaense de Energia ADR	988,384
197,215	Cia Siderurgica Nacional S.A. ADR(2)	704,057
431,200	Engie Brasil Energia S.A.	2,997,685
297,500	Light S.A.*	1,000,144
302,400	Marfrig Global Foods S.A.*	725,703
208,100	Minerva S.A.*	361,585
121,200	Sao Martinho S.A.	444,629
141,500	Vale S.A.	1,493,186

		12,935,383

	Canada - 6.2%
227,379	Advantage Oil & Gas Ltd.*(2)	375,466
362,218	Alamos Gold, Inc. Class A	3,308,709
161,308	B2Gold Corp.	1,037,611
242,770	BCE, Inc.(2)	9,755,990
14,436	Boardwalk Real Estate Investment Trust REIT(2)	290,172
251,260	Canacol Energy Ltd.	680,814
55,881	Canadian Solar, Inc.*	2,031,274
16,174	Canadian Tire Corp. Ltd. Class A(2)	1,806,176
28,100	Cascades, Inc.	299,075

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Canada - 6.2% - (continued)
33,676	Celestica, Inc.*	$197,916
212,700	Centerra Gold, Inc.	1,858,311
20,602	CGI, Inc.*	1,278,366
371,013	CI Financial Corp.	4,324,726
39,697	Cogeco Communications, Inc.	2,765,054
152,253	Corus Entertainment, Inc. Class B	402,260
554,104	Crescent Point Energy Corp.	690,395
425,112	Dundee Precious Metals, Inc.	2,820,679
200	E-L Financial Corp. Ltd.	99,152
129,999	ECN Capital Corp.	515,195
107,481	Eldorado Gold.Corp.*	1,347,244
10,100	Equitable Group, Inc.	644,981
125,299	First Quantum Minerals Ltd.	1,439,862
249,487	Fortuna Silver Mines, Inc.*(2)	1,649,764
163,300	Genworth MI Canada, Inc.	5,417,594
7,800	goeasy Ltd.	403,963
70,720	Gran Colombia Gold Corp.	315,302
37,400	Home Capital Group, Inc.*	682,986
216,999	Hudbay Minerals, Inc.	978,882
90,067	iA Financial Corp., Inc.	3,138,115
593,349	IAMGOLD Corp.*	2,173,342
44,328	Imperial Oil Ltd.	589,576
36,300	Interfor Corp.*	408,964
12,942	Kirkland Lake Gold Ltd.	589,641
537,116	Largo Resources Ltd.*	391,055
33,600	Linamar Corp.	1,098,311
63,763	Lundin Gold, Inc.*(2)	531,239
452,634	Lundin Mining Corp.	2,734,897
123,849	Magna International, Inc.	6,323,987
458,861	Manulife Financial Corp.	6,220,093
42,700	Martinrea International, Inc.	321,460
215,456	New Gold, Inc.*	436,637
36,058	Norbord, Inc.	1,184,612
14,100	North West Co., Inc.	347,658
176,305	Open Text Corp.	6,477,617
193,337	Parex Resources, Inc.*	1,882,144
143,512	Pretium Resources, Inc.*	1,750,409
147,840	SSR Mining, Inc.*	2,736,421
124,646	Sun Life Financial, Inc.	4,959,457
44,024	Teekay Tankers Ltd. Class A*	415,146
135,093	Teranga Gold Corp.*	1,405,381
97,691	TFI International, Inc.	4,349,644
104,135	Torex Gold Resources, Inc.*	1,403,786
355,800	Touchstone Exploration, Inc.*	451,326
276,462	Tourmaline Oil Corp.	3,581,576
38,664	Transcontinental, Inc. Class A	457,943
295,614	Wesdome Gold Mines Ltd.*	2,926,630
44,117	West Fraser Timber Co., Ltd.	2,046,078

		108,751,064

	Chile - 0.4%
8,633,576	Aguas Andinas S.A. Class A	2,242,631
50,621	CAP S.A.	417,641
258,816	Enel Americas S.A. ADR	1,682,304
196,370	Enel Chile S.A. ADR	653,912
2,617,917	Enel Generacion Chile S.A.	813,237
433,417	Inversiones Aguas Metropolitanas S.A.	292,485

		6,102,210

	China - 7.4%
55,327	360 Finance, Inc. ADR*	637,367
724,500	A-Living Services Co., Ltd. Class H(3)	3,051,072
420,000	Agile Group Holdings Ltd.	576,308
3,579,000	Agricultural Bank of China Ltd. Class H	1,217,634
1,468,500	BAIC Motor Corp. Ltd. Class H(3)	543,097
18,740	Baidu, Inc. ADR*	2,493,357

The accompanying notes are an integral part of these financial statements.

42

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	China - 7.4% - (continued)
10,337,000	Bank of China Ltd. Class H	$3,265,056
999,000	Bank of Communications Co., Ltd. Class H	491,491
178,500	BYD Electronic International Co., Ltd.	769,253
4,676,000	China BlueChemical Ltd. Class H	665,093
1,613,000	China Conch Venture Holdings Ltd.	7,182,369
9,986,000	China Construction Bank Corp. Class H	6,881,483
1,728,400	China International Capital Corp. Ltd. Class H*(3)	4,038,558
1,267,000	China Lesso Group Holdings Ltd. Class L	2,054,093
681,000	China Lilang Ltd.	431,428
914,000	China Longyuan Power Group Corp. Ltd. Class H	626,465
2,197,000	China Machinery Engineering Corp. Class H	423,106
3,689,000	China Medical System Holdings Ltd.	3,879,271
1,154,200	China Pacific Insurance Group Co., Ltd. Class H	3,612,026
1,184,000	China SCE Group Holdings Ltd.	508,880
984,000	China Shineway Pharmaceutical Group Ltd.	619,343
7,144,000	China Tower Corp. Ltd. Class H(3)	1,117,997
680,500	China Yongda Automobiles Services Holdings Ltd.	969,608
445,500	CIMC Vehicles Group Co., Ltd. Class H(3)	409,589
1,603,500	CITIC Securities Co., Ltd. Class H	3,476,708
2,173,000	CNOOC Ltd.	1,988,199
1,598,000	COFCO Meat Holdings Ltd.(2)	521,088
1,708,000	Consun Pharmaceutical Group Ltd.	674,110
1,077,500	CSC Financial Co., Ltd. Class H(2)(3)	1,306,602
2,761,000	Dali Foods Group Co. Ltd.(3)	1,714,202
12,687	Daqo New Energy Corp. ADR*	2,316,773
57,922	DouYu International Holdings Ltd. ADR*	886,207
3,193,000	FIH Mobile Ltd.*	350,932
476,000	Flat Glass Group Co., Ltd. Class H(2)	1,422,068
1,452,000	Fufeng Group Ltd.	459,995
2,527,500	Great Wall Motor Co., Ltd. Class H	4,092,198
424,000	Greentown China Holdings Ltd.(2)	689,092
31,828	GreenTree Hospitality Group Ltd. ADR	422,039
1,726,000	Guangzhou Automobile Group Co., Ltd. Class H	1,774,472
695,500	Hengan International Group Co., Ltd.	4,851,498
96,238	Huami Corp. ADR*	1,124,060
121,634	HUYA, Inc. ADR*(2)	2,724,602
11,663,000	Industrial & Commercial Bank of China Ltd. Class H	6,622,998
312,000	Jiangxi Copper Co., Ltd. Class H	372,587
48,807	JinkoSolar Holding Co., Ltd. ADR*(2)	2,845,448
19,745	JOYY, Inc.	1,804,298
428,000	KWG Group Holdings Ltd.	567,566
214,000	KWG Living Group Holdings Ltd.*	167,832
1,634,000	Lenovo Group Ltd.	1,025,945
7,953,000	Lonking Holdings Ltd.	2,117,993
1,372,000	Luye Pharma Group Ltd.(3)	796,202
168,656	Momo, Inc. ADR	2,529,840
609,000	Ping An Insurance Group Co., of China Ltd. Class H	6,296,861
495,000	Powerlong Real Estate Holdings Ltd.	333,273
304,000	Q Technology Group Co., Ltd.(2)	335,968
702,000	Sany Heavy Equipment International Holdings Co., Ltd.	387,003
393,500	Semiconductor Manufacturing International Corp.*	1,160,877
1,755,000	Sinopec Engineering Group Co., Ltd. Class H	682,175
297,200	Sinopharm Group Co., Ltd. Class H	682,800
838,000	Sinotruk Hong Kong Ltd.	2,143,480
1,021,000	Tian Ge Interactive Holdings Ltd.*(3)	75,069
1,068,000	Tianneng Power International Ltd.(2)	1,739,947
195,829	Vipshop Holdings Ltd. ADR*	4,190,741
7,224,000	Want Want China Holdings Ltd.	4,783,981
312,000	Weichai Power Co., Ltd. Class H	591,640
1,020,200	Xinjiang Goldwind Science & Technology Co., Ltd. Class H(2)	1,344,856
1,610,000	Xinyi Solar Holdings Ltd.	2,941,221
388,000	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H(2)(3)	557,106

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	China - 7.4% - (continued)
538,200	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(2)(3)	$664,354
1,242,000	Youyuan International Holdings Ltd.*(1)(2)(4)	—
877,000	Yuzhou Properties Co., Ltd.	339,461
530,000	Zhejiang Expressway Co., Ltd. Class H	361,821
282,000	Zhongsheng Group Holdings Ltd.	2,010,728
1,693,600	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	1,495,305

		129,228,165

	Czech Republic - 0.2%
76,878	O2 Czech Republic AS	722,089
3,587	Philip Morris CR AS	2,081,662

		2,803,751

	Denmark - 0.3%
247,940	Scandinavian Tobacco Group A/S Class A(3)	3,502,108
80,953	Spar Nord Bank A/S*	697,495
21,948	Sydbank A/S*	375,348

		4,574,951

	Egypt - 0.1%
578,111	Centamin plc	929,746

	Finland - 0.5%
1,124,327	Nokia Oyj*	3,790,327
325,343	Outotec Oyj	2,293,495
24,933	Sampo Oyj Class A	940,884
70,854	TietoEVRY Oyj	1,767,380
21,430	Tokmanni Group Corp.	340,932

		9,133,018

	France - 6.0%
46,973	Amundi S.A.*(3)	3,081,054
73,260	Atos SE*	5,004,819
48,599	BNP Paribas S.A.*	1,694,879
57,424	Cie de Saint-Gobain*	2,236,866
42,414	Cie Generale des Etablissements Michelin SCA	4,580,753
58,767	Coface S.A.*	459,157
217,983	Danone S.A.	12,090,470
397,280	Eutelsat Communications S.A.	3,995,859
42,173	Faurecia SE*	1,599,451
72,060	Gaztransport Et Technigaz S.A.	6,907,437
112,410	Ipsen S.A.	10,238,295
35,999	IPSOS	884,805
9,383	Kaufman & Broad S.A.	334,379
279,912	Metropole Television S.A.*	3,074,689
17,751	Nexans S.A.*	862,032
265,425	Peugeot S.A.*	4,768,150
173,902	Publicis Groupe S.A.	6,041,753
172,938	Rexel S.A.*	1,820,806
12,552	Rothschild & Co.*	323,073
233,838	Sanofi	21,114,014
97,733	Societe BIC S.A.	4,681,472
150,890	Societe Generale S.A.*	2,050,280
260,034	Total SE	7,878,174

		105,722,667

	Georgia - 0.1%
68,559	TBC Bank Group plc*	816,792

	Germany - 2.6%
33,340	Allianz SE	5,872,994
14,141	Aurubis AG	904,649
45,652	Bayer AG	2,145,211
19,477	Bilfinger SE(2)	357,037
118,072	CECONOMY AG*	522,190
34,344	Daimler AG	1,775,189

The accompanying notes are an integral part of these financial statements.

43

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Germany - 2.6% - (continued)
275,152	Deutsche Bank AG*	$2,542,717
90,864	Deutsche Post AG	4,028,726
10,186	Draegerwerk AG & Co. KGaA	818,433
17,823	DWS Group GmbH & Co. KgaA*(3)	605,187
6,938	Flatex AG*	371,696
178,390	Fresenius Medical Care AG & Co. KGaA	13,622,248
93,729	Fresenius SE & Co. KGaA	3,476,731
11,437	Hochtief AG	841,370
3,770	Hornbach Holding AG & Co. KGaA	363,113
36,424	KION Group AG	2,838,190
12,951	Norma Group SE	401,821
126,953	ProSiebenSat.1 Media SE*	1,416,857
40,441	Rocket Internet SE	876,053
57,657	Takkt AG*	612,710
15,103	Wacker Chemie AG	1,457,017

		45,850,139

	Gibraltar - 0.0%
108,440	888 Holdings plc	376,839

	Hong Kong - 2.9%
267,000	Bank of East Asia Ltd.	481,672
1,400,000	BOC Hong Kong Holdings Ltd.	3,888,481
1,784,000	Brilliance China Automotive Holdings Ltd.	1,539,969
602,600	China Gas Holdings Ltd.	1,851,820
273,000	China Mobile Ltd.	1,669,815
970,000	China Overseas Grand Oceans Group Ltd.	566,235
918,500	China Overseas Land & Investment Ltd.	2,307,079
2,126,000	China Traditional Chinese Medicine Co., Ltd.	849,547
4,300,000	China Travel International Investment Hong Kong Ltd.*	550,289
1,618,000	China Unicom Hong Kong Ltd.	997,318
504,000	CK Asset Holdings Ltd.	2,340,319
401,200	Dah Sing Banking Group Ltd.	345,200
111,600	Dah Sing Financial Holdings Ltd.	277,979
285,000	Emperor Entertainment Hotel Ltd.	37,596
11,954,000	GCL-Poly Energy Holdings Ltd.*(2)	548,953
1,430,000	Guangdong Investment Ltd.	2,120,846
264,000	Hang Lung Group Ltd.	586,030
1,060,000	Hang Lung Properties Ltd.	2,580,558
42,200	Hang Seng Bank Ltd.	650,135
216,000	Henderson Land Development Co., Ltd.	762,929
91,400	Hongkong Land Holdings Ltd.	335,544
531,000	Hysan Development Co., Ltd.	1,692,876
276,000	Kerry Properties Ltd.	677,174
271,500	Kingboard Holdings Ltd.	919,583
4,026,000	Kunlun Energy Co., Ltd.	2,606,446
129,500	NetDragon Websoft Holdings Ltd.	278,593
482,000	Nine Dragons Paper Holdings Ltd.	642,907
962,000	Pacific Textiles Holdings Ltd.	548,925
929,000	PAX Global Technology Ltd.	539,886
68,000	Qingling Motors Co., Ltd. Class H	12,119
321,000	Shenzhen International Holdings Ltd.	499,849
256,000	Sino Land Co., Ltd.	303,380
324,500	Sun Hung Kai Properties Ltd.	4,176,903
708,800	Swire Properties Ltd.	1,902,054
41,000	TAI Cheung Holdings Ltd.	24,099
713,000	TCL Electronics Holdings Ltd.	484,318
435,000	Times Neighborhood Holdings Ltd.	442,267
141,000	Vinda International Holdings Ltd.	374,179
1,820,000	WH Group Ltd.(3)	1,433,479
3,026,000	Xinyi Glass Holdings Ltd.	6,645,208
586,000	Yuexiu Transport Infrastructure Ltd.	326,380

		49,818,939

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Hungary - 0.2%
128,870	MOL Hungarian Oil & Gas plc*	$625,782
28,423	OTP Bank Nyrt*	886,643
120,681	Richter Gedeon Nyrt	2,463,999

		3,976,424

	India - 0.0%
94,307	GAIL India Ltd. GDR	609,223

	Indonesia - 0.6%
1,157,200	Indofood CBP Sukses Makmur Tbk PT	760,142
1,683,900	Indofood Sukses Makmur Tbk PT	797,678
19,235,600	Industri Jamu Dan Farmasi Sido Muncul Tbk PT	1,047,419
1,569,700	Link Net Tbk PT	224,075
4,391,400	Selamat Sempurna Tbk PT	416,275
41,399,600	Telekomunikasi Indonesia Persero Tbk PT	7,330,208

		10,575,797

	Ireland - 0.2%
1,218,668	AIB Group plc*	1,378,539
498,558	Bank of Ireland Group plc*	1,237,045
432,166	Glenveagh Properties plc*(3)	370,416
129,726	Kenmare Resources plc	487,490

		3,473,490

	Isle of Man - 0.1%
637,632	Strix Group plc	1,854,487

	Israel - 1.3%
290,202	Bank Hapoalim BM	1,693,999
233,412	Bank Leumi Le-Israel BM	1,100,078
1,074,697	Bezeq The Israeli Telecommunication Corp. Ltd.*	1,211,785
149,657	Check Point Software Technologies Ltd.*	16,995,049
21,144	Isracard Ltd.	59,654
88,700	Ituran Location and Control Ltd.	1,255,105
1	Mehadrin Ltd.*	27
142,688	Phoenix Holdings Ltd.*	747,929

		23,063,626

	Italy - 1.4%
364,471	Anima Holding S.p.A.(3)	1,365,589
42,739	Azimut Holding S.p.A.	720,420
63,299	Banca Farmafactoring S.p.A.*(3)	292,036
173,316	Cerved Group S.p.A.*	1,226,345
365,649	Enel S.p.A.	2,907,093
561,266	Eni S.p.A.	3,931,693
632,197	Italgas S.p.A.	3,653,298
189,946	Mediobanca Banca di Credito Finanziario S.p.A.	1,348,563
198,253	Prysmian S.p.A.	5,394,940
437,970	Snam S.p.A.	2,135,577
127,399	Societa Cattolica di Assicurazioni S.c.r.l.*	629,912

		23,605,466

	Japan - 16.9%
107,800	ADEKA Corp.	1,394,047
107,500	Aida Engineering Ltd.	822,198
121,700	Aisin Seiki Co., Ltd.	3,687,275
96,700	Amada Co., Ltd.	841,643
25,600	Arcland Sakamoto Co., Ltd.	493,199
24,800	Arcs Co., Ltd.	549,010
54,300	Arisawa Manufacturing Co., Ltd.	474,301
75,400	Asahi Diamond Industrial Co., Ltd.	345,994
18,700	Asahi Glass Co., Ltd.	583,925
30,900	Asahi Holdings, Inc.	1,007,645
27,200	Asahi Yukizai Corp.	352,115
9,000	Asanuma Corp.	347,718
1,512,300	Astellas Pharma, Inc.	20,738,074
1,900	Atsugi Co., Ltd.	9,395
1,500	Bando Chemical Industries Ltd.	8,188

The accompanying notes are an integral part of these financial statements.

44

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Japan - 16.9% - (continued)
25,700	Canon Electronics, Inc.	$354,560
29,700	Canon Marketing Japan, Inc.	632,702
428,100	Citizen Watch Co., Ltd.	1,134,168
3,100	Corona Corp.	27,932
74,300	Dai Nippon Printing Co., Ltd.	1,384,166
94,100	Dai-ichi Life Holdings, Inc.	1,405,422
46,300	Daiho Corp.	1,487,666
71,700	Daikyonishikawa Corp.	397,429
1,800	Dainichi Co., Ltd.	12,847
26,900	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	557,766
13,600	Daito Pharmaceutical Co., Ltd.	519,548
523,700	Daiwa Securities Group, Inc.	2,121,937
52,200	Daiwabo Holdings Co., Ltd.	3,417,227
95,900	DCM Holdings Co., Ltd.	1,188,265
55,000	DeNA Co., Ltd.	938,415
26,400	Denso Corp.	1,230,149
57,700	DIC Corp.	1,404,754
19,900	Doutor Nichires Holdings Co., Ltd.	279,355
30,800	Dowa Holdings Co., Ltd.	881,460
36,000	Eagle Industry Co., Ltd.	286,393
78,000	EDION Corp.(2)	768,282
61,600	Exedy Corp.	776,592
124,500	FCC Co., Ltd.	2,389,083
42,100	Ferrotec Holdings Corp.	406,740
46,400	Foster Electric Co., Ltd.	533,793
1,600	Fujishoji Co., Ltd.	11,067
1,100	FuKoKu Co., Ltd.	6,867
10,900	Fukuda Denshi Co., Ltd.	736,886
29,400	G-Tekt Corp.	331,261
24,100	Goldcrest Co., Ltd.	307,935
237,400	Hachijuni Bank Ltd.	876,735
26,300	Hamakyorex Co., Ltd.	746,190
364,300	Haseko Corp.	4,367,643
226,500	Hazama Ando Corp.	1,407,161
35,500	Heiwa Corp.	573,931
99,000	Hino Motors Ltd.	758,511
37,400	Hirano Tecseed Co., Ltd.	556,800
174,100	Hitachi Ltd.	5,867,918
106,900	Hokuetsu Kishu Paper Co., Ltd.	353,122
168,900	Honda Motor Co., Ltd.	3,994,980
57,400	Hosiden Corp.	508,875
80,900	Idemitsu Kosan Co., Ltd.	1,636,119
10,500	Imasen Electric Industrial	58,878
26,000	Inaba Denki Sangyo Co., Ltd.	625,910
939,800	Inpex Corp.	4,456,905
309,900	Isuzu Motors Ltd.	2,514,372
267,000	ITOCHU Corp.	6,412,941
22,200	Iwatani Corp.	1,007,270
210,000	Iyo Bank Ltd.	1,317,941
3,900	Japan Foundation Engineering Co., Ltd.	15,947
132,000	Japan Petroleum Exploration Co., Ltd.	2,087,168
47,200	Japan Post Insurance Co., Ltd.	748,172
211,600	JGC Holdings Corp.	1,739,854
21,800	K&O Energy Group, Inc.	300,226
275,100	Kamigumi Co., Ltd.	4,921,785
91,000	Kanamoto Co., Ltd.(2)	1,877,309
63,800	Kandenko Co., Ltd.	478,774
45,500	Kaneka Corp.	1,273,282
33,600	Kanematsu Corp.	398,407
42,700	Kanto Denka Kogyo Co., Ltd.	288,142
50,600	Kasai Kogyo Co., Ltd.	167,979
690,900	KDDI Corp.	18,692,292
29,600	Kinden Corp.	464,123
26,400	Kintetsu World Express, Inc.	561,213

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Japan - 16.9% - (continued)
18,100	Kissei Pharmaceutical Co., Ltd.	$356,190
22,000	Kohnan Shoji Co., Ltd.	751,211
35,200	Kokuyo Co., Ltd.	478,285
26,400	Komeri Co., Ltd.	777,265
29,600	Kumagai Gumi Co., Ltd.	684,149
29,700	Kureha Corp.	1,260,776
31,200	Kyokuto Kaihatsu Kogyo Co., Ltd.	384,894
45,600	Kyudenko Corp.	1,244,480
107,900	Kyushu Electric Power Co., Inc.	904,574
14,300	Life Corp.	502,923
36,700	Makino Milling Machine Co., Ltd.	1,263,225
615,200	Marubeni Corp.	3,212,086
57,300	MCJ Co., Ltd.	528,072
284,500	Mitsubishi Gas Chemical Co., Inc.	5,186,257
35,000	Mitsubishi Logistics Corp.	921,104
34,100	Mitsubishi Materials Corp.	625,709
22,200	Mitsuboshi Belting Ltd.	347,534
162,100	Mitsui & Co., Ltd.	2,539,052
30,800	Mitsui Mining & Smelting Co., Ltd.	777,467
34,600	Mitsui Sugar Co., Ltd.	601,510
35,400	Mizuno Corp.	592,169
23,200	Modec, Inc.	337,010
3,900	Murakami Corp.	96,693
105,800	Musashi Seimitsu Industry Co., Ltd.	1,105,908
88,300	Nagase & Co., Ltd.	1,151,444
390,000	Nexon Co., Ltd.	10,869,649
21,700	Nextage Co., Ltd.	260,490
229,000	NHK Spring Co., Ltd.	1,384,675
16,200	Nichias Corp.	350,865
4,000	Nichireki Co., Ltd.	64,506
10,868	Nichirin Co., Ltd.	144,037
41,700	Nikkon Holdings Co., Ltd.	798,082
247,800	Nikon Corp.	1,510,182
18,500	Nippo Corp.	475,194
14,100	Nippon Carbon Co., Ltd.	490,939
71,700	Nippon Electric Glass Co., Ltd.	1,410,193
132,400	Nippon Kayaku Co., Ltd.	1,139,398
96,950	Nippon Light Metal Holdings Co., Ltd.	1,531,265
31,900	Nippon Pillar Packing Co., Ltd.	434,806
26,600	Nippon Seiki Co., Ltd.	299,855
29,400	Nippon Shokubai Co., Ltd.	1,439,675
23,700	Nippon Soda Co., Ltd.	621,953
475,400	Nippon Telegraph & Telephone Corp.	10,000,435
53,300	Nishio Rent All Co., Ltd.	1,034,452
15,000	Nisshin Oillio Group Ltd.	431,174
22,200	Nitta Corp.	468,114
13,700	Nojima Corp.	384,491
137,100	NOK Corp.	1,563,490
295,800	Nomura Holdings, Inc.	1,324,722
12,400	Noritake Co. Ltd.	364,771
373,100	Obayashi Corp.	3,122,227
635,000	Oji Holdings Corp.	2,676,155
47,400	Okamura Corp.	361,996
51,400	Okinawa Cellular Telephone Co.	2,058,359
20,600	Okura Industrial Co., Ltd.	342,419
78,800	Open House Co., Ltd.	2,683,309
65,000	Osaki Electric Co., Ltd.	392,127
28,500	Oyo Corp.	327,180
238,100	Penta-Ocean Construction Co., Ltd.	1,509,835
36,000	Piolax, Inc.	528,102
198,500	Press Kogyo Co., Ltd.	528,249
159,600	Rengo Co., Ltd.	1,227,953
26,100	Ryosan Co., Ltd.	482,843
29,200	Sanki Engineering Co., Ltd.	316,576
2,000	Sanko Metal Industrial Co., Ltd.	47,975

The accompanying notes are an integral part of these financial statements.

45

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Japan - 16.9% - (continued)
13,000	Sanyo Chemical Industries Ltd.	$550,912
46,900	Sawai Pharmaceutical Co., Ltd.	2,260,561
18,600	SEC Carbon Ltd.(2)	1,001,415
321,900	Seino Holdings Co., Ltd.	4,159,708
234,000	Sekisui House Ltd.	3,887,513
42,300	Sekisui Jushi Corp.	854,161
89,000	Shikoku Chemicals Corp.	980,310
19,800	Shimachu Co., Ltd.	1,046,571
310,900	Shimizu Corp.	2,158,689
17,600	Shinko Electric Industries Co., Ltd.	307,047
70,600	Shinnihon Corp.	589,293
32,200	Shionogi & Co., Ltd.	1,518,872
108,700	Shizuoka Bank Ltd.	731,088
33,000	Shizuoka Gas Co., Ltd.	290,206
43,000	Sintokogio Ltd.	296,750
29,500	SK-Electronics Co., Ltd.*	314,616
327,100	SKY Perfect JSAT Holdings, Inc.	1,396,385
197,600	Softbank Corp.	2,299,563
26,700	Sumitomo Bakelite Co., Ltd.	755,687
125,600	Sumitomo Corp.	1,374,136
383,800	Sumitomo Electric Industries Ltd.	4,237,180
115,500	Sumitomo Forestry Co., Ltd.	1,819,422
87,700	Sumitomo Heavy Industries Ltd.	1,879,698
146,500	Sumitomo Mitsui Construction Co., Ltd.	565,407
43,000	Sumitomo Mitsui Financial Group, Inc.	1,190,322
140,800	Sumitomo Rubber Industries Ltd.	1,238,508
33,600	Sumitomo Seika Chemicals Co., Ltd.	1,069,602
28,400	Sumitomo Warehouse Co., Ltd. (The)	332,193
32,900	Tachi-S Co., Ltd.	332,409
55,300	Tadano Ltd.	423,244
19,000	Taihei Dengyo Kaisha Ltd.	410,516
106,300	Taisei Corp.	3,307,833
12,500	Taiyo Holdings Co., Ltd.	654,409
56,600	Takuma Co., Ltd.	866,682
20,300	Tamron Co., Ltd.	302,996
107,100	Toagosei Co., Ltd.	1,133,930
25,100	Tokai Corp.	489,637
41,700	Tokai Rika Co., Ltd.	653,475
74,200	Tokuyama Corp.	1,653,670
63,600	Tokyo Broadcasting System Holdings, Inc.	982,142
9,600	Tokyotokeiba Co., Ltd.	477,891
174,300	Tokyu Construction Co., Ltd.	767,031
301,300	Toppan Printing Co., Ltd.	3,831,449
74,800	Topre Corp.	751,873
561,800	Toray Industries, Inc.	2,542,090
9,900	Torii Pharmaceutical Co., Ltd.	281,082
110,500	Toshiba Corp.	2,795,192
105,600	Toyo Construction Co., Ltd.	404,292
38,200	Toyo Ink SC Holdings Co., Ltd.	709,766
22,200	Toyo Kanetsu KK	475,162
120,100	Toyo Seikan Group Holdings Ltd.	1,122,024
38,400	Toyo Tanso Co., Ltd.	647,902
21,400	Toyoda Gosei Co., Ltd.	543,879
36,100	Toyota Boshoku Corp.	524,382
102,200	Toyota Tsusho Corp.	2,851,922
44,400	TPR Co., Ltd.	531,667
5,700	Trancom Co., Ltd.	409,567
75,800	TS Tech Co., Ltd.	2,098,050
34,400	Tsubakimoto Chain Co.	763,844
11,900	Tsumura & Co.	349,281
20,200	Tv Tokyo Holdings Corp.	450,365
65,900	Ube Industries Ltd.	1,131,367
75,400	Unipres Corp.	584,062
36,700	United Super Markets Holdings, Inc.	394,791
34,000	Ushio, Inc.	379,802

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Japan - 16.9% - (continued)
3,100	Utoc Corp.	$13,928
15,800	Valor Holdings Co., Ltd.	389,232
92,000	Wakita & Co., Ltd.	952,367
52,900	Yokogawa Bridge Holdings Corp.	936,357
77,000	Yokohama Rubber Co., Ltd.	1,106,058
18,500	Yuasa Trading Co., Ltd.	527,043
54,500	Yurtec Corp.	329,781
98,600	Zenkoku Hosho Co., Ltd.	3,888,580

		295,953,811

	Luxembourg - 0.3%
101,746	RTL Group S.A.*	3,866,039
166,565	Tenaris S.A.	794,853

		4,660,892

	Malaysia - 0.6%
48,400	AFFIN Bank Bhd	15,944
396,800	AMMB Holdings Bhd	272,311
9,062,400	Astro Malaysia Holdings Bhd	1,593,032
1,628,800	Genting Bhd	1,161,107
768,200	Lingkaran Trans Kota Holdings Bhd	721,694
1,992,286	Lynas Corp. Ltd.*	3,963,755
1,202,300	My EG Services Bhd	397,806
117,000	Petronas Gas Bhd	443,845
944,900	RHB Bank Bhd	961,683
186,200	Scientex BHD	532,759
635,200	VS Industry Bhd	358,180

		10,422,116

	Mexico - 1.0%
80,102	America Movil S.A.B. de C.V. Class L, ADR	954,816
705,000	Banco del Bajio S.A.*(3)	584,633
1,529,501	Bolsa Mexicana de Valores S.A.B. de C.V.	3,113,587
3,587,200	Concentradora Fibra Danhos S.A. de C.V. REIT(2)	3,240,259
658,100	Gentera S.A.B. de C.V.*	155,128
437,100	GMexico Transportes S.A.B. de C.V.(2)(3)	518,878
236,900	Grupo Financiero Banorte S.A.B. de C.V. Class O*	1,056,537
1,043,300	Grupo Financiero Inbursa S.A.B. de C.V. Class O*	773,197
23,825	Industrias Penoles S.A.B. de C.V.	380,544
3,750,033	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	5,600,785
583,200	Megacable Holdings S.A.B. de C.V. UNIT	1,847,632
2	Urbi Desarrollos Urbanos S.A.B. de C.V.*	1

		18,225,997

	Monaco - 0.2%
167,847	Endeavour Mining Corp.*	4,117,121

	Netherlands - 2.4%
20,037	AMG Advanced Metallurgical Group N.V.	360,682
332,897	ASR Nederland N.V.	10,101,919
226,365	ING Groep N.V.*	1,550,536
21,747	Intertrust N.V.(3)	337,185
156,435	NN Group N.V.	5,444,084
3,596,154	Pharming Group N.V.*(2)	3,739,280
589,673	PostNL N.V.*	1,955,782
708,619	Royal Dutch Shell plc Class A(2)	8,983,433
391,649	Royal Dutch Shell plc Class B	4,723,026
138,459	Signify N.V.*(3)	4,914,647

		42,110,574

	New Zealand - 0.1%
380,495	Freightways Ltd.	2,111,575

	Norway - 2.0%
64,802	Austevoll Seafood ASA	441,399
1,039,072	Equinor ASA	13,258,257
234,105	Europris ASA(3)	1,216,840
186,850	Frontline Ltd.	1,036,982

The accompanying notes are an integral part of these financial statements.

46

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Norway - 2.0% - (continued)
175,415	Nordic American Tankers Ltd.(2)	$510,458
1,044,647	Norsk Hydro ASA*	2,935,839
984,152	Telenor ASA	15,207,392

		34,607,167

	Peru - 0.0%
124,032	Hochschild Mining plc*	353,810

	Philippines - 0.0%
373,000	Metropolitan Bank & Trust Co.	313,525

	Poland - 0.8%
10,893	Grupa Kety S.A.	1,129,695
57,104	Grupa Lotos S.A.	402,735
89,217	KGHM Polska Miedz S.A.*	2,669,558
119,449	Polski Koncern Naftowy ORLEN S.A.	1,151,268
2,858,363	Polskie Gornictwo Naftowe i Gazownictwo S.A.	3,014,280
813,844	Powszechna Kasa Oszczednosci Bank Polski S.A.*	3,904,173
9,654	Santander Bank Polska S.A.*	300,512
7,379	TEN Square Games S.A.	1,179,816
46,691	Warsaw Stock Exchange	508,153

		14,260,190

	Portugal - 0.0%
103,019	NOS SGPS S.A.	354,053

	Russia - 1.4%
125,958	Gazprom PJSC ADR	482,552
64,397	Globaltrans Investment plc GDR	364,262
90,029	LUKOIL PJSC ADR	4,603,971
119,183	MMC Norilsk Nickel PJSC ADR	2,840,655
148,918	Mobile TeleSystems PJSC ADR	1,164,539
76,021	PhosAgro PJSC GDR	875,948
272,619	Polymetal International plc	5,794,380
35,705	Polyus PJSC GDR	3,511,911
539,390	RusHydro PJSC ADR	463,269
651,414	Surgutneftegas PJSC ADR	2,675,591
27,928	Tatneft PJSC ADR	867,953

		23,645,031

	Singapore - 1.2%
74,100	BOC Aviation Ltd.(3)	458,838
31,600	China Yuchai International Ltd.	550,788
358,500	DBS Group Holdings Ltd.	5,340,163
1,400,000	IGG, Inc.	1,515,485
965,300	Oversea-Chinese Banking Corp. Ltd.	5,953,725
224,300	Riverstone Holdings Ltd.	624,874
205,600	United Overseas Bank Ltd.	2,856,698
790,100	UOL Group Ltd.	3,601,428

		20,901,999

	South Africa - 2.8%
76,147	AECI Ltd.	356,877
93,593	Anglo American Platinum Ltd.	6,197,254
226,999	AngloGold Ashanti Ltd. ADR	5,252,757
666,625	AVI Ltd.	3,012,844
268,724	Barloworld Ltd.	944,149
518,799	Gold Fields Ltd. ADR	5,670,473
576,187	Harmony Gold Mining Co., Ltd. ADR*	2,829,078
94,262	Hudaco Industries Ltd.	458,129
364,245	Impala Platinum Holdings Ltd.	3,241,897
351,191	MTN Group Ltd.	1,253,931
68,754	MultiChoice Group Ltd.	567,006
4,458	Naspers Ltd. Class N	870,324
4,461,943	Netcare Ltd.	3,536,927
391,903	Northam Platinum Ltd.*	3,765,376
73,987	Oceana Group Ltd.	270,056
1,074,205	RMB Holdings Ltd.	71,046
89,111	Royal Bafokeng Platinum Ltd.*	321,317

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	South Africa - 2.8% - (continued)
278,954	Sanlam Ltd.	$813,684
227,873	Standard Bank Group Ltd.	1,490,037
200,209	Truworths International Ltd.	384,701
946,985	Vodacom Group Ltd.	7,136,455

		48,444,318

	South Korea - 7.5%
6,959	AfreecaTV Co., Ltd.	368,984
30,450	Asia Paper Manufacturing Co., Ltd.	830,748
131,840	BH Co., Ltd.*	2,388,885
7,027	CJ CheilJedang Corp.	2,247,352
10,034	Com2uSCorp	989,587
30,013	Daeduck Co., Ltd.(1)	163,270
25,127	Daelim Industrial Co., Ltd.	1,736,651
19,133	Daesang Corp.	406,901
34,429	DB HiTek Co., Ltd.	977,522
13,797	DB Insurance Co., Ltd.	539,409
47,330	DongKook Pharmaceutical Co., Ltd.	1,012,611
14,160	DoubleUGames Co., Ltd.	773,038
6,010	E-Mart, Inc.	756,647
15,137	Echo Marketing, Inc.	318,990
17,476	Ecopro Co., Ltd.	663,492
7,467	Eo Technics Co., Ltd.	582,639
18,566	Eugene Technology Co., Ltd.	445,493
6,878	GS Home Shopping, Inc.	843,982
138,428	Hana Financial Group, Inc.	3,739,281
18,238	Handsome Co., Ltd.	450,922
79,766	Hankook Tire & Technology Co., Ltd.	2,234,583
12,182	Hansol Chemical Co., Ltd.	1,519,786
93,012	Hanwha Chemical Corp.	3,615,528
31,319	Hanyang Eng Co., Ltd.	304,169
7,546	Huons Co., Ltd.	372,987
27,797	Hyundai Department Store Co., Ltd.	1,459,919
22,580	Hyundai Engineering & Construction Co., Ltd.	615,556
5,371	Hyundai Glovis Co., Ltd.	798,214
35,233	Hyundai Greenfood Co., Ltd.	226,624
6,416	Hyundai Home Shopping Network Corp.	401,175
23,441	Hyundai Mobis Co., Ltd.	4,696,721
23,751	Hyundai Motor Co.	3,476,577
7,574	InnoWireless, Inc.	338,364
30,973	INTOPS Co., Ltd.	446,144
115,243	KB Financial Group, Inc.	4,122,218
3,804	KCC Corp.	516,236
66,908	KEPCO Plant Service & Engineering Co., Ltd.	1,625,767
67,782	Kginicis Co., Ltd.	1,132,824
101,808	Kia Motors Corp.	4,566,001
7,236	KIWOOM Securities Co., Ltd.	661,917
10,965	Kolmar BNH Co., Ltd.	504,494
2,298	Korea Petrochemical Ind Co., Ltd.	395,051
31,466	Kortek Corp.	223,182
59,066	KT Skylife Co., Ltd.	496,003
62,607	KT&G Corp.	4,470,399
11,425	Kumho Petrochemical Co., Ltd.	1,351,441
67,479	LG Corp.	4,040,578
104,937	LG Display Co., Ltd.*	1,310,297
97,749	LG Electronics, Inc.	7,266,606
10,965	LG Innotek Co., Ltd.	1,486,487
10,897	Lotte Chemical Corp.	2,253,654
20,625	Lotte Corp.	519,894
46,070	LOTTE Fine Chemical Co., Ltd.	1,978,813
9,141	LS Corp.	418,744
15,931	Mcnex Co., Ltd.	467,329
86,970	Mirae Asset Daewoo Co., Ltd.	647,961
14,040	NCSoft Corp.	9,646,657
88,082	NH Investment & Securities Co., Ltd.	746,252
6,919	NHN Corp.*	425,795

The accompanying notes are an integral part of these financial statements.

47

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	South Korea - 7.5% - (continued)
15,479	OCI Co., Ltd.*	$852,249
1,324	Orion Corp/Republic of Korea	126,864
139,200	Pan Ocean Co., Ltd.*	443,203
40,861	Partron Co., Ltd.	351,755
5,887	POSCO	1,086,765
36,315	Sammok S-Form Co., Ltd.	240,805
20,680	Samsung Card Co., Ltd.	536,698
231,605	Samsung Electronics Co., Ltd.	11,641,766
4,271	Samsung Electronics Co., Ltd. GDR	5,388,167
90,445	Samsung Engineering Co., Ltd.*	945,728
32,897	Samsung Securities Co., Ltd.	937,082
634,176	Seohee Construction Co., Ltd.	636,077
12,783	SFA Engineering Corp.	412,539
13,569	Shindaeyang Paper Co., Ltd.	613,138
29,771	Shinhan Financial Group Co., Ltd.	807,755
7,977	Silicon Works Co., Ltd.	321,654
8,380	SK Discovery Co., Ltd.	467,946
45,773	SK Hynix, Inc.	3,247,267
10,068	SK Telecom Co., Ltd.	1,909,181
17,898	Soulbrain Co., Ltd.*	3,429,122
22,135	Soulbrain Holdings Co., Ltd.	843,778
16,337	Spigen Korea Co., Ltd.	900,664
304	Taekwang Industrial Co., Ltd.	191,371
5,289	Tokai Carbon Korea Co., Ltd.	432,545
16,888	Webzen, Inc.*	478,773
23,945	Wonik IPS Co., Ltd*	683,124
10,343	Youngone Holdings Co., Ltd.	326,091
7,166	Zinus, Inc.	559,048

		130,828,506

	Spain - 1.0%
13,440	Acciona S.A.	1,357,931
68,192	Acerinox S.A.*	541,327
119,821	Atresmedia Corp. de Medios de Comunicacion S.A.	313,987
498,265	Banco Bilbao Vizcaya Argentaria S.A.	1,437,570
76,403	Faes Farma S.A.	287,931
305,678	Mediaset Espana Comunicacion S.A.*(2)	1,021,947
874,960	Prosegur Cash S.A.(3)	676,907
285,834	Red Electrica Corp. S.A.	5,034,819
792,151	Repsol S.A.	4,973,175
233,781	Sacyr S.A.	397,570
164,365	Zardoya Otis S.A.	1,004,099

		17,047,263

	Sweden - 1.3%
59,910	Betsson AB*	456,485
81,120	Boliden AB	2,212,069
17,394	Bure Equity AB	504,733
255,255	Essity AB Class B(2)	7,387,920
157,411	Hexpol AB*	1,386,378
42,700	Intrum AB(2)	1,043,457
79,218	LeoVegas AB(3)	265,031
796,020	Telefonaktiebolaget LM Ericsson Class B	8,887,177
111,733	Tethys Oil AB	466,477

		22,609,727

	Switzerland - 4.1%
9,748	Baloise Holding AG	1,333,090
582,156	Credit Suisse Group AG	5,490,529
133,951	Ferrexpo plc	330,565
290,755	Novartis AG	22,656,379
71,660	Roche Holding AG	23,026,604
19,231	Swisscom AG	9,780,903
8,244	Swissquote Group Holding S.A.	656,448
539,715	UBS Group AG	6,283,346
7,912	Zurich Insurance Group AG	2,627,936

		72,185,800

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Taiwan - 7.7%
48,000	Addcn Technology Co., Ltd.	$347,487
240,000	Asia Vital Components Co., Ltd.	565,752
8,744,000	AU Optronics Corp.*	3,531,554
58,000	AURAS Technology Co., Ltd.	445,642
252,000	Catcher Technology Co., Ltd.	1,593,022
2,903,000	Cathay Financial Holding Co., Ltd.	3,900,858
178,000	Chenbro Micom Co., Ltd.	540,987
281,000	Chia Chang Co., Ltd.	377,143
1,310,000	Chicony Electronics Co., Ltd.	3,949,426
164,000	Chicony Power Technology Co., Ltd.	383,593
1,346,200	China Life Insurance Co., Ltd.	902,771
250,400	China Motor Corp.*	389,131
952,000	Chipbond Technology Corp.	2,085,484
1,008,000	Compeq Manufacturing Co., Ltd.	1,538,480
389,000	Coretronic Corp.	466,173
722,000	Delta Electronics, Inc.	4,803,768
731,000	Elan Microelectronics Corp.	3,453,045
271,000	Elite Material Co., Ltd.	1,423,903
516,000	Epistar Corp.*	606,053
2,592,000	Evergreen Marine Corp. Taiwan Ltd.*	1,714,912
365,000	FLEXium Interconnect, Inc.	1,490,237
320,000	Foxconn Technology Co., Ltd.	561,211
62,000	Foxsemicon Integrated Technology, Inc.	376,280
585,000	Fusheng Precision Co., Ltd.	3,687,431
527,000	Gamania Digital Entertainment Co., Ltd.	1,128,142
135,000	General Interface Solution Holding Ltd.	536,825
168,000	Gigabyte Technology Co., Ltd.	422,724
607,000	Grand Pacific Petrochemical*	483,606
333,000	Grape King Bio Ltd.	1,934,663
1,626,829	Hannstar Board Corp.	2,231,372
2,439,000	HannStar Display Corp.*	783,267
733,000	Holtek Semiconductor, Inc.	1,807,697
482,000	Hon Hai Precision Industry Co., Ltd.	1,307,247
548,000	HTC Corp.*	550,907
413,038	Innodisk Corp.	2,164,892
8,512,000	Innolux Corp.*	2,954,418
143,000	International Games System Co., Ltd.	3,763,021
99,000	King Slide Works Co., Ltd.	997,670
399,000	Kinsus Interconnect Technology Corp.	966,359
88,000	Kung Long Batteries Industrial Co., Ltd.	421,823
2,132,000	Lite-On Technology Corp.	3,472,851
65,000	Lotes Co., Ltd.	993,755
125,000	Makalot Industrial Co., Ltd.	828,583
208,000	Micro-Star International Co., Ltd.	838,430
833,336	Mitac Holdings Corp.	823,170
199,000	Nien Made Enterprise Co., Ltd.	2,243,551
1,043,000	Novatek Microelectronics Corp.	9,746,976
757,000	Pegatron Corp.	1,631,356
67,000	Phison Electronics Corp.	697,435
321,000	Polytronics Technology Corp.	1,035,016
722,000	Powertech Technology, Inc.	2,136,279
55,000	Poya International Co., Ltd.	1,187,911
879,000	Radiant Opto-Electronics Corp.	3,463,273
493,000	Realtek Semiconductor Corp.	6,141,514
153,000	Shin Zu Shing Co., Ltd.	760,813
333,000	Shinkong Insurance Co., Ltd.	419,268
245,000	Sigurd Microelectronics Corp.	323,760
327,000	Simplo Technology Co., Ltd.	3,647,477
529,000	Sinbon Electronics Co., Ltd.	3,566,001
116,000	Sinmag Equipment Corp.	312,785
649,000	Sino-American Silicon Products, Inc.	2,267,382
25,600	Sirtec International Co., Ltd.	23,384
227,000	Sunonwealth Electric Machine Industry Co., Ltd.	465,123
85,000	Swancor Holding Co., Ltd.	470,270
666,000	Synnex Technology International Corp.	989,804

The accompanying notes are an integral part of these financial statements.

48

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Taiwan - 7.7% - (continued)
343,000	Thinking Electronic Industrial Co., Ltd.	$1,302,969
70,000	Tong Hsing Electronic Industries Ltd.	308,980
296,000	Topco Scientific Co., Ltd.	1,186,736
520,000	TPK Holding Co., Ltd.*	917,707
724,000	Tripod Technology Corp.	2,879,114
311,000	TXC Corp.	838,787
1,076,000	Unimicron Technology Corp.	2,571,007
320,000	United Integrated Services Co., Ltd.	2,221,778
6,832,000	United Microelectronics Corp.	7,342,696
817,000	Walsin Lihwa Corp.	507,682
1,143,000	Walton Advanced Engineering, Inc.*	428,488
267,000	WPG Holdings Ltd.	362,650
265,000	Yageo Corp.	3,301,315
404,343	Yulon Motor Co., Ltd.*	504,119
341,000	Zippy Technology Corp.	380,765

		135,129,936

	Thailand - 1.1%
209,400	Advanced Info Service PCL NVDR	1,158,273
1,631,900	Bangkok Bank PCL NVDR	5,055,169
468,100	Dhipaya Insurance PCL NVDR	348,326
1,952,300	Kasikornbank PCL NVDR	4,767,519
392,100	Kiatnakin Bank PCL NVDR	496,460
3,865,800	Krung Thai Bank PCL NVDR	1,071,564
1,745,100	Siam Commercial Bank PCL NVDR	3,633,524
20,783,400	TMB Bank PCL NVDR	539,157
7,364,200	TTW PCL NVDR	2,740,382

		19,810,374

	Turkey - 1.0%
129,629	Anadolu Efes Biracilik Ve Malt Sanayii AS	301,173
181,398	Arcelik A.S.*	583,364
552,053	BIM Birlesik Magazalar A.S.	4,364,789
77,490	Coca-Cola Icecek AS*	416,285
2,646,635	Enka Insaat ve Sanayi AS	2,285,783
955,983	Eregli Demir ve Celik Fabrikalari T.A.S.	1,093,214
60,018	Ford Otomotiv Sanayi AS	776,480
391,991	KOC Holding A.S.	663,534
91,308	Tofas Turk Otomobil Fabrikasi AS	292,376
1,279,577	Turk Telekomunikasyon AS	979,394
26,155	Turk Traktor ve Ziraat Makineleri AS	353,914
3,150,053	Turkcell Iletisim Hizmetleri AS	5,454,611
112,907	Ulker Biskuvi Sanayi AS*	272,331
64,339	Vestel Beyaz Esya Sanayi ve Ticaret AS	229,269

		18,066,517

	United Kingdom - 10.2%
594,188	Airtel Africa Plc(3)	474,984
256,030	Ashmore Group plc	1,184,535
40,383	Associated British Foods plc	888,093
999,090	Aviva plc	3,332,538
663,626	B&M European Value Retail S.A.	4,164,856
566,872	Babcock International Group plc	1,596,927
4,048,249	Barclays plc*	5,611,169
524,545	Barratt Developments plc*	3,278,713
88,879	Beazley plc	338,831
117,410	Bellway plc	3,552,260
276,479	Brewin Dolphin Holdings plc	870,243
110,966	British American Tobacco plc	3,517,109
236,617	Britvic plc	2,261,025
868,886	BT Group plc	1,141,151
375,440	Cairn Energy plc*	676,071
27,658	Central Asia Metals plc	60,386
315,849	Clinigen Group plc	2,464,181
156,732	Countryside Properties plc(3)	684,548
318,469	Crest Nicholson Holdings plc*	905,640

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	United Kingdom - 10.2% - (continued)
325,074	Devro plc	$635,911
583,120	Direct Line Insurance Group plc	1,992,758
83,239	Gamesys Group plc	1,253,055
1,181,166	GlaxoSmithKline plc	19,723,676
197,725	GoCo Group plc	246,675
789,440	Gulf Keystone Petroleum Ltd.	715,903
242,925	Headlam Group plc	837,127
201,486	Hikma Pharmaceuticals plc	6,551,007
1,615,564	HSBC Holdings plc	6,770,171
1,341,200	HSBC Holdings plc(2)	5,602,214
115,910	Hunting plc	209,475
747,630	IG Group Holdings plc	7,377,988
270,685	IMI plc	3,629,494
132,482	Imperial Brands plc	2,096,884
255,352	Indivior plc*	364,882
4,593,588	ITV plc*	4,292,997
800,148	J Sainsbury plc	2,088,566
44,086	James Fisher & Sons plc	647,977
148,718	Johnson Matthey plc	4,139,880
528,116	Jupiter Fund Management plc	1,588,652
173,066	KAZ Minerals plc	1,412,063
2,318,327	Legal & General Group plc	5,558,431
192,276	Meggitt plc*	681,328
723,890	Moneysupermarket.com Group plc	2,286,361
2,414,021	Natwest Group plc*	3,892,263
76,665	Next Fifteen Communications Group plc	442,965
31,300	Next plc	2,363,980
110,957	Norcros plc	250,116
1,739,529	Pan African Resources plc	441,414
371,827	PayPoint plc	2,427,777
402,600	Pearson plc	2,659,885
18,536	Persimmon plc	561,206
1,832,726	Petropavlovsk plc*	634,792
217,011	Phoenix Group Holdings plc	1,863,526
57,934	Polar Capital Holdings plc	385,936
360,095	Prudential plc	4,404,140
52,448	Rathbone Brothers plc	987,243
210,978	Reach plc	287,115
297,805	Redrow plc*	1,605,650
200,818	Rio Tinto plc	11,358,539
224,596	Sabre Insurance Group plc(3)	667,055
481,117	Serica Energy plc	657,597
971,330	Standard Chartered plc*	4,438,787
215,977	Subsea 7 S.A.*	1,434,400
309,892	Synthomer plc	1,514,335
2,489,821	Taylor Wimpey plc*	3,411,287
242,439	TI Fluid Systems plc*(3)	603,033
456,412	TP ICAP plc	1,130,202
53,719	Ultra Electronics Holdings plc	1,310,684
74,112	Unilever plc	4,223,555
265,116	Vistry Group plc*	1,870,659
295,232	Volution Group plc	741,997
407,517	WPP plc	3,254,954

		177,531,827

	United States - 0.2%
592,300	Argonaut Gold, Inc.*	1,102,532
1,166,279	Diversified Gas & Oil plc	1,695,288
649,000	Nexteer Automotive Group Ltd.	541,981
130,832	Sims Metal Management Ltd.(2)	879,835

		4,219,636

	Total Common Stocks (cost $1,881,073,556)	$1,721,779,414

The accompanying notes are an integral part of these financial statements.

49

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.5%
	Brazil - 0.2%
262,200	Banco do Estado do Rio Grande do Sul S.A. Class B, 4.34%	$548,349
3,412,853	Cia de Saneamento do Parana	2,831,182

		3,379,531

	Germany - 0.3%
56,402	Porsche Automobil Holding SE	3,021,588
251,499	Schaeffler AG	1,531,461

		4,553,049

	Total Preferred Stocks (cost $10,864,385)	$7,932,580

RIGHTS - 0.0%
	Italy - 0.0%
127,399	Societa Cattolica di Assicurazioni S.c.r.l.	$—

	Total Rights (cost $—)	$—

	Total Long-Term Investments (cost $1,891,937,941)	$1,729,711,994

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 0.3%
4,352,009	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(5)	$4,352,009

	Securities Lending Collateral - 1.7%
30,472,866	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(5)	30,472,866
30,755	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(5)	30,755

		30,503,621

	Total Short-Term Investments (cost $34,855,630)	$34,855,630

Total Investments (cost $1,926,793,571)	100.9%	$1,764,567,624
Other Assets & Liabilities	(0.9)%	(15,589,272)

Total Net Assets	100.0%	$1,748,978,352

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $37,537,896, representing 2.1% of net assets.

(4)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2020, the aggregate fair value of these securities was $11,664, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
38,218,193	USD	29,574,700	GBP	JPM	12/02/2020	$79,148	$(182,951)
28,742,752	USD	480,930,700	ZAR	BOA	12/02/2020	—	(698,951)

Total Foreign Currency Contracts						$79,148	$(881,902)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

50

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$38,101,172	$1,451,162	$36,638,346	$11,664
Austria	14,392,090	340,774	14,051,316	—
Belgium	6,720,498	164,191	6,556,307	—
Bermuda	451,712	451,712	—	—
Brazil	12,935,383	12,935,383	—	—
Canada	108,751,064	108,751,064	—	—
Chile	6,102,210	5,809,725	292,485	—
China	129,228,165	22,217,633	107,010,532	—
Czech Republic	2,803,751	—	2,803,751	—
Denmark	4,574,951	—	4,574,951	—
Egypt	929,746	—	929,746	—
Finland	9,133,018	340,932	8,792,086	—
France	105,722,667	323,073	105,399,594	—
Georgia	816,792	—	816,792	—
Germany	45,850,139	2,617,870	43,232,269	—
Gibraltar	376,839	—	376,839	—
Hong Kong	49,818,939	—	49,818,939	—
Hungary	3,976,424	—	3,976,424	—
India	609,223	609,223	—	—
Indonesia	10,575,797	—	10,575,797	—
Ireland	3,473,490	—	3,473,490	—
Isle of Man	1,854,487	1,854,487	—	—
Israel	23,063,626	18,250,181	4,813,445	—
Italy	23,605,466	—	23,605,466	—
Japan	295,953,811	—	295,953,811	—
Luxembourg	4,660,892	—	4,660,892	—
Malaysia	10,422,116	—	10,422,116	—
Mexico	18,225,997	18,225,997	—	—
Monaco	4,117,121	4,117,121	—	—
Netherlands	42,110,574	3,739,280	38,371,294	—
New Zealand	2,111,575	—	2,111,575	—
Norway	34,607,167	510,458	34,096,709	—
Peru	353,810	—	353,810	—
Philippines	313,525	—	313,525	—
Poland	14,260,190	—	14,260,190	—
Portugal	354,053	—	354,053	—
Russia	23,645,031	2,698,312	20,946,719	—
Singapore	20,901,999	550,788	20,351,211	—
South Africa	48,444,318	21,635,030	26,809,288	—
South Korea	130,828,506	3,429,122	127,399,384	—
Spain	17,047,263	313,987	16,733,276	—
Sweden	22,609,727	—	22,609,727	—
Switzerland	72,185,800	—	72,185,800	—
Taiwan	135,129,936	—	135,129,936	—
Thailand	19,810,374	—	19,810,374	—
Turkey	18,066,517	229,269	17,837,248	—
United Kingdom	177,531,827	10,993,639	166,538,188	—
United States	4,219,636	1,102,532	3,117,104	—
Preferred Stocks	7,932,580	3,379,531	4,553,049	—
Rights	—	—	—	—
Short-Term Investments	34,855,630	34,855,630	—	—
Foreign Currency Contracts(2)	79,148	—	79,148	—

Total	$1,764,646,772	$281,898,106	$1,482,737,002	$11,664

Liabilities
Foreign Currency Contracts(2)	$(881,902)	$—	$(881,902)	$—

Total	$(881,902)	$—	$(881,902)	$—

(1)	For the year ended October 31, 2020, investments valued at $51,379 were transferred into Level 3 due to the unavailability of active market pricing and there were no transfers out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

51

Hartford Schroders International Stock Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Argentina - 2.3%
19,780	MercadoLibre, Inc.*	$24,013,909

	Austria - 1.0%
489,131	Erste Group Bank AG*	10,054,314

	Brazil - 0.9%
2,204,557	Raia Drogasil S.A.	9,244,005

	Canada - 2.1%
216,717	Canadian National Railway Co.	21,528,556

	China - 9.3%
174,768	Alibaba Group Holding Ltd. ADR*	53,250,062
114,700	Ant Group Co., Ltd. Class H	1,195,546
536,400	Tencent Holdings Ltd.	40,983,968

		95,429,576

	Denmark - 2.9%
171,270	Vestas Wind Systems A/S	29,383,769

	France - 2.6%
218,237	Schneider Electric SE	26,517,195

	Germany - 14.0%
59,258	adidas AG*	17,605,840
76,852	Allianz SE	13,537,833
255,986	Bayerische Motoren Werke AG	17,493,757
295,741	Deutsche Wohnen SE	14,926,911
513,746	GEA Group AG	17,109,642
801,709	Infineon Technologies AG	22,320,522
160,243	Knorr-Bremse AG	18,556,325
205,237	SAP SE	21,895,622

		143,446,452

	Hong Kong - 4.1%
2,571,600	AIA Group Ltd.	24,474,363
361,711	Hong Kong Exchanges & Clearing Ltd.	17,332,724

		41,807,087

	India - 2.0%
1,294,954	HDFC Bank Ltd.*	20,680,332

	Italy - 1.1%
6,984,526	Intesa Sanpaolo S.p.A.*	11,595,039

	Japan - 6.7%
382,900	Recruit Holdings Co., Ltd.	14,569,592
29,900	SMC Corp.	15,903,967
257,200	Sony Corp.	21,441,844
547,000	Takeda Pharmaceutical Co., Ltd.	16,903,715

		68,819,118

	Netherlands - 5.7%
79,167	ASML Holding N.V.	28,642,849
332,383	Koninklijke Philips N.V.*	15,394,900
1,095,225	Royal Dutch Shell plc Class A(1)	13,958,415

		57,996,164

	New Zealand - 2.0%
258,973	Xero Ltd.*	20,090,726

	Norway - 3.1%
1,169,063	DNB ASA*	15,787,948
1,292,992	Equinor ASA	16,498,202

		32,286,150

	Singapore - 1.3%
82,139	Sea Ltd. ADR*	12,953,320

	South Korea - 3.2%
652,614	Samsung Electronics Co., Ltd.	32,804,040

	Spain - 3.1%
3,224,543	Banco Bilbao Vizcaya Argentaria S.A.	9,303,295

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Spain - 3.1% - (continued)
1,880,520	Iberdrola S.A.	$22,204,384

		31,507,679

	Sweden - 1.2%
1,576,384	Svenska Handelsbanken AB Class A*	12,772,935

	Switzerland - 12.9%
270,759	Alcon, Inc.*	15,393,494
1,868	Chocoladefabriken Lindt & Spruengli AG	14,810,375
222,461	Cie Financiere Richemont S.A.	13,904,652
30,709	Lonza Group AG	18,606,891
257,103	Nestle S.A.	28,918,403
87,343	Roche Holding AG	28,066,043
51,635	Sika AG	12,702,456

		132,402,314

	Taiwan - 3.9%
2,659,000	Taiwan Semiconductor Manufacturing Co., Ltd.	40,229,802

	United Kingdom - 10.0%
536,249	Bunzl plc	16,669,980
647,542	Burberry Group plc	11,372,657
596,189	Diageo plc	19,267,544
1,072,989	GlaxoSmithKline plc	17,917,284
1,180,858	National Grid plc	14,046,878
359,974	Ocado Group plc*	10,615,599
448,456	Whitbread plc*	12,486,247

		102,376,189

	United States - 1.6%
10,157	Booking Holdings, Inc.*	16,479,732

	Total Common Stocks (cost $886,131,488)	$994,418,403

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.4%
24,132,198	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(2)	$24,132,198

	Securities Lending Collateral - 0.1%
1,443,460	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(2)	1,443,460
1,457	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	1,457

		1,444,917

	Total Short-Term Investments (cost $25,577,115)	$25,577,115

Total Investments (cost $911,708,603)	99.5%	$1,019,995,518
Other Assets and Liabilities	0.5%	5,619,679

Total Net Assets	100.0%	$1,025,615,197

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The accompanying notes are an integral part of these financial statements.

52

Hartford Schroders International Stock Fund

Schedule of Investments – (continued)

October 31, 2020

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$24,013,909	$24,013,909	$—	$—
Austria	10,054,314	—	10,054,314	—
Brazil	9,244,005	9,244,005	—	—
Canada	21,528,556	21,528,556	—	—
China	95,429,576	54,445,608	40,983,968	—
Denmark	29,383,769	—	29,383,769	—
France	26,517,195	—	26,517,195	—
Germany	143,446,452	18,556,325	124,890,127	—
Hong Kong	41,807,087	—	41,807,087	—
India	20,680,332	—	20,680,332	—
Italy	11,595,039	—	11,595,039	—
Japan	68,819,118	—	68,819,118	—
Netherlands	57,996,164	—	57,996,164	—
New Zealand	20,090,726	—	20,090,726	—
Norway	32,286,150	—	32,286,150	—
Singapore	12,953,320	12,953,320	—	—
South Korea	32,804,040	—	32,804,040	—
Spain	31,507,679	—	31,507,679	—
Sweden	12,772,935	—	12,772,935	—
Switzerland	132,402,314	—	132,402,314	—
Taiwan	40,229,802	—	40,229,802	—
United Kingdom	102,376,189	—	102,376,189	—
United States	16,479,732	16,479,732	—	—
Short-Term Investments	25,577,115	25,577,115	—	—

Total	$1,019,995,518	$182,798,570	$837,196,948	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

53

Hartford Schroders Securitized Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 111.6%
		Asset-Backed - Automobile - 1.2%
	$1,098,000	AMSR Trust 1.36%, 11/17/2037(1)	$1,096,218

		Asset-Backed - Finance & Insurance - 32.2%
		Bellemeade Re Ltd.
	632,992	2.80%, 06/25/2030, 1 mo. USD LIBOR + 2.650%(1)(2)	634,098
	771,000	3.05%, 04/25/2028, 1 mo. USD LIBOR + 2.900%(1)(2)	745,957
	654,000	3.55%, 06/25/2030, 1 mo. USD LIBOR + 3.400%(1)(2)	662,013
	1,000,000	4.15%, 08/26/2030, 1 mo. USD LIBOR + 4.000%(1)(2)	1,004,998
	1,000,000	Carbone CLO Ltd. 1.36%, 01/20/2031, 3 mo. USD LIBOR + 1.140%(1)(2)(3)	991,126
	1,498,035	Carlyle Global Market Strategies CLO Ltd. 1.11%, 01/18/2029, 3 mo. USD LIBOR + 0.890%(1)(2)(3)	1,479,055
	1,746,000	CIFC Funding Ltd. 1.33%, 01/22/2031, 3 mo. USD LIBOR + 1.110%(1)(2)(3)	1,724,203
	1,253,390	CLI Funding LLC 3.71%, 05/18/2044(1)	1,270,590
	567,759	Countrywide Asset-Backed Certificates Trust 5.71%, 05/25/2036(4)	583,651
EUR	492,832	Dryden Euro CLO 0.72%, 07/15/2030, 6 mo. Euribor + 0.720%(2)(5)	570,056
	$1,000,000	Madison Park Funding Ltd. 0.99%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(1)(2)(3)	984,119
		Navient Private Education Refi Loan Trust
	924,000	1.17%, 09/16/2069(1)	925,798
	420,548	1.22%, 07/15/2069(1)	421,780
	1,824,160	1.69%, 05/15/2069(1)	1,850,364
	446,226	3.52%, 06/16/2042(1)	455,605
	632,000	Navient Student Loan Trust 4.00%, 12/15/2059(1)	654,942
		Oaktown Re Ltd.
	500,000	3.35%, 07/25/2030, 1 mo. USD LIBOR + 3.200%(1)(2)	502,189
	844,457	4.15%, 04/25/2027, 1 mo. USD LIBOR + 4.000%(1)(2)	843,509
	500,000	5.39%, 10/25/2030, 1 mo. USD LIBOR + 5.250%(1)(2)	498,762
		OCP CLO Ltd.
	435,264	1.04%, 10/26/2027, 3 mo. USD LIBOR + 0.820%(1)(2)	431,833
	500,000	1.50%, 07/15/2030, 3 mo. USD LIBOR + 1.260%(1)(2)	498,444
		Preston Ridge Partners Mortgage Trust LLC
	821,054	3.35%, 07/25/2024(1)(6)	822,095
	975,224	3.67%, 08/25/2025(1)(6)	975,018
	462,059	SoFi Professional Loan Program Trust 1.95%, 02/15/2046(1)	470,248
	1,402,619	TAL Advantage VII LLC 2.05%, 09/20/2045(1)	1,403,914
	692,870	Textainer Marine Containers VII Ltd. 2.73%, 08/21/2045(1)	705,551
		Textainer Marine Containers VIII Ltd.
	640,100	2.10%, 09/20/2045(1)	639,453
	1,065,856	2.11%, 09/20/2045(1)	1,060,192
		Towd Point Mortgage Trust
	1,400,000	4.25%, 10/25/2058(1)(4)	1,436,512
	919,000	4.40%, 11/25/2058(1)(4)	953,065
	1,053,000	4.50%, 11/25/2058(1)(4)	1,094,655
	1,000,000	5.00%, 11/25/2058(1)(4)	1,042,033
	725,000	Treman Park CLO Ltd. 1.29%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(2)(3)	721,842
	587,000	Tricon American Homes 4.88%, 07/17/2038(1)	617,197
	591,622	VCAT LLC 3.67%, 08/25/2050(1)(6)	596,955

			30,271,822

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 111.6% - (continued)
		Asset-Backed - Home Equity - 6.8%
	$758,672	CWABS Revolving Home Equity Loan Trust 0.29%, 07/15/2036, 1 mo. USD LIBOR + 0.140%(2)	$702,867
	570,899	CWHEQ Revolving Home Equity Loan Resecuritization Trust 0.34%, 11/15/2035, 1 mo. USD LIBOR + 0.190%(1)(2)	499,512
	236,251	Home Equity Loan Trust 0.28%, 05/25/2036, 1 mo. USD LIBOR + 0.130%(2)	231,632
	500,000	Home Re Ltd. 4.29%, 10/25/2030, 1 mo. USD LIBOR + 4.150%(1)(2)	500,069
		Invitation Homes Trust
	1,741,000	2.35%, 01/17/2038, 1 mo. USD LIBOR + 2.200%(1)(2)	1,727,429
	300,655	2.40%, 06/17/2037, 1 mo. USD LIBOR + 2.250%(1)(2)	300,376
	223,369	Legacy Mortgage Asset Trust 4.00%, 12/28/2054(1)(4)	225,469
	1,134,063	Master Asset Backed-Securities Trust 0.45%, 05/25/2037, 1 mo. USD LIBOR + 0.300%(1)(2)	1,034,160
	710,204	Morgan Stanley Home Equity Loan Trust 0.43%, 02/25/2036, 1 mo. USD LIBOR + 0.280%(2)	700,811
	494,701	Option One Mortgage Loan Trust 5.86%, 01/25/2037(6)	503,915

			6,426,240

		Asset-Backed - Student Loan - 4.5%
GBP	3,265,589	Income Contingent Student Loan 1.32%, 07/24/2058, 12 mo. GBP LIBOR + 1.000%(2)(3)(5)	4,189,917

		Commercial Mortgage-Backed Securities - 12.3%
	$648,000	BX Commercial Mortgage Trust 2.10%, 03/15/2037, 1 mo. USD LIBOR + 1.951%(1)(2)	635,805
	1,015,000	BX Trust 1.92%, 05/15/2030, 1 mo. USD LIBOR + 1.770%(1)(2)	922,179
	1,000,000	CAMB Commercial Mortgage Trust 2.70%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	952,448
		Citigroup Commercial Mortgage Trust
	500,000	1.30%, 12/15/2036, 1 mo. USD LIBOR + 1.150%(1)(2)	464,990
	500,000	2.95%, 12/15/2036, 1 mo. USD LIBOR + 2.800%(1)(2)	429,980
	1,000,000	3.52%, 05/10/2035(1)(4)	991,385
		COMM Mortgage Trust
	280,000	2.15%, 06/15/2034, 1 mo. USD LIBOR + 2.000%(1)(2)	261,676
	536,000	2.35%, 10/15/2034, 1 mo. USD LIBOR + 2.200%(1)(2)	491,026
	252,000	2.54%, 06/15/2034, 1 mo. USD LIBOR + 2.394%(1)(2)	203,392
	835,000	Core Mortgage Trust 2.05%, 12/15/2031, 1 mo. USD LIBOR + 1.900%(1)(2)	816,055
	1,708,000	Credit Suisse Mortgage Capital Certificates 2.30%, 05/15/2036, 1 mo. USD LIBOR + 2.150%(1)(2)	1,678,049
	813,535	HPLY Trust 2.50%, 11/15/2036, 1 mo. USD LIBOR + 2.350%(1)(2)	743,690
		Morgan Stanley Capital Trust
	508,693	1.80%, 08/15/2033, 1 mo. USD LIBOR + 1.650%(1)(2)	463,612
	250,000	2.95%, 07/15/2035, 1 mo. USD LIBOR + 2.800%(1)(2)	224,642

The accompanying notes are an integral part of these financial statements.

54

Hartford Schroders Securitized Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 111.6% - (continued)
		Commercial Mortgage-Backed Securities - 12.3% - (continued)
	$900,000	3.74%, 12/15/2036, 1 mo. USD LIBOR + 2.244%(1)(2)	$839,819
	1,413,000	MSSG Trust 3.74%, 09/13/2039(1)(4)	1,381,005

			11,499,753

		Other Asset-Backed Securities - 24.0%
	844,088	American Home Mortgage Investment Trust 0.63%, 02/25/2032, 1 mo. USD LIBOR + 0.480%(1)(2)	813,418
	978,767	BlueMountain CLO Ltd. 1.45%, 01/20/2029, 3 mo. USD LIBOR + 1.230%(1)(2)(3)	977,246
	1,750,000	CBAM Ltd. 1.51%, 01/15/2031, 3 mo. USD LIBOR + 1.270%(1)(2)(3)	1,739,584
	1,372,351	CIFC Funding Ltd. 1.02%, 01/20/2028, 3 mo. USD LIBOR + 0.800%(1)(2)(3)	1,356,536
	810,295	CSMC Trust 4.10%, 09/27/2066(1)(4)	813,023
		CWABS Revolving Home Equity Loan Trust
	574,443	0.44%, 02/15/2034, 1 mo. USD LIBOR + 0.290%(2)	569,465
	324,161	0.45%, 02/15/2034, 1 mo. USD LIBOR + 0.300%(2)	322,841
	750,522	CWHEQ Revolving Home Equity Loan Trust 0.29%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(2)	715,028
	850,000	Dryden 53 CLO Ltd. 1.36%, 01/15/2031, 3 mo. USD LIBOR + 1.120%(1)(2)	836,183
	1,000,000	GoldenTree Loan Management U.S. CLO Ltd. 1.17%, 04/20/2029, 3 mo. USD LIBOR + 0.950%(1)(2)	991,867
	750,000	JP Morgan Mortgage Acquisition Trust 4.85%, 11/25/2036(6)	810,209
	3,000,000	LCM XIII L.P. 1.36%, 07/19/2027, 3 mo. USD LIBOR + 1.140%(1)(2)(3)	2,965,452
	1,000,000	LCM XXIII Ltd. 1.29%, 10/20/2029, 3 mo. USD LIBOR + 1.070%(1)(2)(3)	992,394
	1,406,045	MP CLO VIII Ltd. 1.13%, 10/28/2027, 3 mo. USD LIBOR + 0.910%(1)(2)(3)	1,394,114
	1,316,002	Preston Ridge Partners Mortgage Trust LLC 3.35%, 11/25/2024(1)(6)	1,319,328
EUR	3,740,891	SLM Student Loan Trust 0.00%, 10/25/2039, 3 mo. Euribor + 0.400%(2)(3)(5)	4,134,802
	$1,704,297	Towd Point Mortgage Trust 2.25%, 02/25/2060(1)(4)	1,737,065
	38,834	Zais CLO Ltd. 1.42%, 07/25/2026, 3 mo. USD LIBOR + 1.200%(1)(2)	38,782

			22,527,337

		Whole Loan Collateral CMO - 30.6%
		Alba plc
GBP	581,600	0.22%, 03/17/2039, 3 mo. GBP LIBOR + 0.170%(2)(5)	720,352
	3,459,416	0.23%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(2)(3)(5)	4,281,803
	$1,174,000	Banc of America Funding Trust 2.84%, 06/26/2035(1)(4)	1,100,235
GBP	1,400,000	Dukinfield plc 3.81%, 12/20/2052, 3 mo. GBP LIBOR + 3.750%(2)(5)	1,757,023
		Eagle RE Ltd.
	$510,728	1.95%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(1)(2)	507,397
	1,000,000	2.74%, 10/25/2030, 1 mo. USD LIBOR + 2.600%(1)(2)	999,984
	500,000	4.15%, 10/25/2030, 1 mo. USD LIBOR + 4.000%(1)(2)	500,296
GBP	176,697	EMF plc 1.04%, 03/13/2046, 3 mo. GBP LIBOR + 0.980%(2)(5)	226,152
	$294,100	Eurosail plc 0.22%, 12/15/2044, 3 mo. GBP LIBOR + 0.160%(2)(5)	378,539

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 111.6% - (continued)
		Whole Loan Collateral CMO - 30.6% - (continued)
		Fannie Mae Connecticut Avenue Securities
	$669,247	2.30%, 10/25/2030, 1 mo. USD LIBOR + 2.150%(2)	$653,261
	245,305	2.50%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(2)	239,460
	973,461	2.55%, 05/25/2030, 1 mo. USD LIBOR + 2.400%(2)	958,855
	355,974	3.15%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	315,566
	1,213,920	5.05%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	1,258,040
	1,119,000	FirstKey Homes LLC 3.64%, 09/17/2025(1)	1,141,134
	561,557	IndyMac INDX Mortgage Loan Trust 0.71%, 03/25/2035, 1 mo. USD LIBOR + 0.560%(2)	542,602
GBP	497,720	Landmark Mortgage Securities No. 2 plc 0.25%, 06/17/2039, 3 mo. GBP LIBOR + 0.200%(2)(3)(5)	610,106
	688,085	Newgate Funding plc 0.22%, 12/01/2050, 3 mo. GBP LIBOR + 0.160%(2)(5)	843,144
	$34,429	Oaktown Re III Ltd. 1.55%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	34,409
		Preston Ridge Partners Mortgage Trust LLC
	931,067	2.86%, 09/25/2025(1)(6)	931,244
	558,989	2.98%, 02/25/2025(1)(6)	559,636
		Radnor RE Ltd.
	746,440	2.10%, 02/25/2029, 1 mo. USD LIBOR + 1.950%(1)(2)	746,117
	500,000	4.75%, 10/25/2030, 1 mo. USD LIBOR + 4.600%(1)(2)	500,649
GBP	1,222,066	Resloc plc 0.22%, 12/15/2043, 3 mo. GBP LIBOR + 0.160%(2)(3)(5)	1,499,303
		RMAC Securities plc
	1,770,244	0.21%, 06/12/2044, 3 mo. GBP LIBOR + 0.150%(2)(3)(5)	2,175,782
	3,265,951	0.23%, 06/12/2044, 3 mo. GBP LIBOR + 0.170%(2)(3)(5)	4,043,171
	$107,299	Structured Asset Investment Loan Trust 0.88%, 03/25/2035, 1 mo. USD LIBOR + 0.735%(2)	106,970
	373,606	WaMu Mortgage Pass-Through Certificates Trust 2.89%, 08/25/2033(4)	380,579
	789,487	Wells Fargo Mortgage Backed Securities Trust 3.18%, 10/25/2037(4)	760,256

			28,772,065

		Total Asset & Commercial Mortgage-Backed Securities (cost $105,850,715)	$104,783,352

CORPORATE BONDS - 4.9%
		Diversified Financial Services - 1.5%
	$764,000	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.88%, 03/01/2031(1)	$751,585
	643,000	Springleaf Finance Corp. 8.88%, 06/01/2025	707,300

			1,458,885

		Insurance - 3.4%
	1,821,124	Ambac LSNI LLC 6.00%, 02/12/2023, 3 mo. USD LIBOR + 5.000%(1)(2)	1,812,018
	451,000	MGIC Investment Corp. 5.25%, 08/15/2028	463,403
	841,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)(3)	916,690

			3,192,111

		Total Corporate Bonds (cost $4,617,857)	$4,650,996

The accompanying notes are an integral part of these financial statements.

55

Hartford Schroders Securitized Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 13.3%
	FHLMC - 10.7%
$1,800,000	1.50%, 11/01/2050	$1,809,741
1,000,000	2.00%, 11/01/2050	1,031,742
812,849	2.00%, 09/01/2050	838,650
1,457,727	3.00%, 05/01/2050	1,563,077
1,375,294	3.00%, 02/01/2050	1,472,133
216,614	3.75%, 04/25/2024, 1 mo. USD LIBOR + 3.600%(2)	204,643
1,664,000	3.90%, 08/25/2050, 1 mo. USD LIBOR + 3.750%(1)(2)	1,682,498
223,751	4.30%, 01/25/2025, 1 mo. USD LIBOR + 4.150%(2)	226,159
583,185	4.80%, 10/25/2028, 1 mo. USD LIBOR + 4.650%(2)	605,704
569,512	5.15%, 12/25/2028, 1 mo. USD LIBOR + 5.000%(2)	596,915

		10,031,262

	FNMA - 2.6%
1,234,042	2.50%, 06/01/2035	1,303,450
1,036,481	3.00%, 02/01/2050	1,123,472

		2,426,922

	Total U.S. Government Agencies (cost $12,377,480)	$12,458,184

COMMON STOCKS - 0.3%
	Real Estate - 0.3%
6,560	Kilroy Realty Corp. REIT	$308,845

	Total Common Stocks (cost $373,505)	$308,845

	Total Long-Term Investments (cost $123,219,557)	$122,201,377

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
2,155,799	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(7)	$2,155,799

	Total Short-Term Investments (cost $2,155,799)	$2,155,799

Total Investments (cost $125,375,356)	132.4%	$124,357,176

Other Assets and Liabilities	(32.4)%	(30,430,430)

Total Net Assets	100.0%	$93,926,746

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $74,159,985, representing 79.0% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(3)	All, or a portion of the security, was pledged as collateral in connection with reverse repurchase agreements. As of October 31, 2020, the market value of securities pledged was $37,177,244.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $25,430,150, representing 27.1% of net assets.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

56

Hartford Schroders Securitized Income Fund

Schedule of Investments – (continued)

October 31, 2020

Reverse Repurchase Agreements Outstanding at October 31, 2020
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Value	Value Including Accrued Interest
JP Morgan Chase Bank	0.890%	10/06/20	11/03/2020	USD	(2,673,000)	$(2,673,000)	$(2,674,717)
JP Morgan Chase Bank	0.977%	09/17/20	12/15/2020	USD	(2,044,000)	(2,044,000)	(2,046,497)
JP Morgan Chase Bank	1.145%	10/13/20	11/10/2020	USD	(677,000)	(677,000)	(677,409)
JP Morgan Chase Bank	1.241%	08/28/20	11/24/2020	USD	(7,937,000)	(7,937,000)	(7,954,783)
JP Morgan Chase Bank	1.253%	08/19/20	11/16/2020	USD	(889,000)	(889,000)	(891,290)
JP Morgan Chase Bank	0.756%	10/05/20	01/05/2021	GBP	(1,420,694)	(1,840,508)	(1,841,540)
JP Morgan Chase Bank	0.749%	10/29/20	01/29/2021	GBP	(473,886)	(613,919)	(613,957)
JP Morgan Chase Bank	0.809%	09/24/20	11/20/2020	GBP	(2,206,261)	(2,858,210)	(2,860,613)
Merrill Lynch Mortgage Investors Trust	0.250%	09/25/20	12/23/2020	EUR	(3,181,628)	(3,705,484)	(3,706,445)
Merrill Lynch Mortgage Investors Trust	1.000%	09/29/20	12/23/2020	GBP	(5,932,377)	(7,685,392)	(7,685,392)

Total						$(30,923,513)	$(30,952,643)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
21,916	EUR	25,569	USD	MSC	11/18/2020	$—	$(35)
976,107	GBP	1,254,614	USD	BNP	11/18/2020	10,075	—
235,834	GBP	304,823	USD	JPM	11/18/2020	734	—
1,036,704	USD	885,999	EUR	JPM	11/18/2020	4,416	—
56,196	USD	43,686	GBP	BCLY	11/18/2020	—	(406)
102,876	USD	80,000	GBP	CBK	11/18/2020	—	(776)
2,218,105	USD	1,717,569	GBP	UBS	11/18/2020	—	(7,256)
6,924,385	USD	5,353,278	GBP	BOA	11/18/2020	—	(11,567)

Total Foreign Currency Contracts						$15,225	$(20,040)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$104,783,352	$—	$104,783,352	$—
Corporate Bonds	4,650,996	—	4,650,996	—
U.S. Government Agencies	12,458,184	—	12,458,184	—
Common Stocks
Real Estate	308,845	308,845	—	—
Short-Term Investments	2,155,799	2,155,799	—	—
Foreign Currency Contracts(2)	15,225	—	15,225	—

Total	$124,372,401	$2,464,644	$121,907,757	$—

Liabilities
Foreign Currency Contracts(2)	$(20,040)	$—	$(20,040)	$—
Reverse Repurchase Agreements	(30,923,513)	—	(30,923,513)	—

Total	$(30,943,553)	$—	$(30,943,553)	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

57

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.5%
	Commercial Banks - 7.6%
$1,589,000	Bank of Nova Scotia 2.38%, 01/18/2023	$1,653,498
2,735,000	Canadian Imperial Bank of Commerce 2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(1)	2,832,315
1,844,000	HSBC Holdings plc 3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(1)	2,068,163
	JPMorgan Chase & Co.
4,756,000	2.01%, 03/13/2026, (2.01% fixed rate until 03/13/2025; 3 mo. USD SOFR + 1.585% thereafter)(1)	4,930,111
2,859,000	2.08%, 04/22/2026, (2.08% fixed rate until 04/22/2025; 3 mo. USD SOFR + 1.850% thereafter)(1)	2,989,548
6,057,000	National Bank of Canada 2.10%, 02/01/2023	6,261,335
2,013,000	PNC Financial Services Group, Inc. 3.50%, 01/23/2024	2,190,834
2,154,000	Royal Bank of Canada 2.25%, 11/01/2024	2,278,145
3,678,000	Toronto-Dominion Bank 2.65%, 06/12/2024	3,930,332
2,933,000	Truist Financial Corp. 2.20%, 03/16/2023	3,042,606
1,466,000	Wells Fargo & Co. 3.75%, 01/24/2024	1,591,438

		33,768,325

	Healthcare-Services - 0.5%
776,000	CommonSpirit Health 2.76%, 10/01/2024	813,190
1,517,000	UnitedHealth Group, Inc. 2.38%, 08/15/2024	1,613,972

		2,427,162

	Pharmaceuticals - 1.4%
2,472,000	Bristol-Myers Squibb Co. 2.90%, 07/26/2024	2,667,671
2,997,000	CVS Health Corp. 3.75%, 04/01/2030	3,398,185

		6,065,856

	Real Estate Investment Trusts - 0.9%
2,227,000	Boston Properties L.P. 3.40%, 06/21/2029	2,414,465
1,318,000	Ventas Realty L.P. 2.65%, 01/15/2025	1,390,892

		3,805,357

	Retail - 0.7%
2,860,000	McDonald’s Corp. 1.45%, 09/01/2025	2,946,429

	Software - 1.2%
5,009,000	Oracle Corp. 2.80%, 04/01/2027	5,458,157

	Transportation - 0.2%
821,000	United Parcel Service, Inc. 2.20%, 09/01/2024	869,887

	Total Corporate Bonds (cost $52,031,075)	$55,341,173

MUNICIPAL BONDS - 68.8%
	Arizona - 0.3%
	City of Phoenix, AZ, Civic Improvement Corp.
$350,000	5.00%, 07/01/2026	$426,010
350,000	5.00%, 07/01/2027	434,339
460,000	5.00%, 07/01/2028	565,593

		1,425,942

	California - 2.8%
	California County, CA, Tobacco Securitization Agency
120,000	4.00%, 06/01/2022	126,787
150,000	4.00%, 06/01/2023	163,592
1,230,000	California State Health Facs Finance Auth Rev 5.00%, 04/01/2033	1,557,118
	City of Pomona, CA
205,000	4.00%, 08/01/2023	219,873
305,000	4.00%, 08/01/2024	333,249

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 68.8% - (continued)
	California - 2.8% - (continued)
	City of Riverside, CA
$200,000	1.90%, 06/01/2023	$204,476
360,000	2.11%, 06/01/2024	370,559
	County of Sacramento, CA, Airport System Rev
550,000	5.00%, 07/01/2032	708,059
960,000	5.00%, 07/01/2033	1,225,728
600,000	5.00%, 07/01/2034	762,234
20,000	East Side, CA, Union High School Dist, GO, (NATL Insured) 5.25%, 02/01/2024	23,081
1,000,000	Merced, CA, Union High School Dist, GO 0.00%, 08/01/2034(3)	755,260
4,675,000	Moreno Valley, CA, Unified School Dist, GO (NATL Insured) 0.00%, 08/01/2025(3)	4,481,922
200,000	North Orange County, CA, Community College Dist, GO (NATL) 0.00%, 08/01/2028(3)	182,428
300,000	Rialto, CA, Unified School Dist, GO, (AGM Insured) 0.00%, 08/01/2029(3)	263,190
	San Diego, CA, Public Facs Financing Auth
175,000	5.00%, 08/01/2027	225,533
350,000	5.00%, 08/01/2028	461,370
225,000	5.00%, 08/01/2029	302,794
125,000	5.00%, 08/01/2030	171,144
10,000	Southern California Metropolitan Water Dist, (FGIC-TCRS Insured) 5.75%, 07/01/2021	10,000

		12,548,397

	Colorado - 1.0%
950,000	City & County of Denver, CO, Airport System Rev 5.00%, 11/15/2032	1,224,313
3,020,000	Colorado Housing and Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	3,359,659

		4,583,972

	Connecticut - 1.0%
2,640,000	Connecticut Housing Finance Auth Rev (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	2,922,110
	State of Connecticut, GO
830,000	2.10%, 07/01/2025	870,313
150,000	4.00%, 06/01/2023	163,868
215,000	4.00%, 06/01/2024	241,501
	State of Connecticut, Special Tax Rev
155,000	5.00%, 05/01/2023	172,715
230,000	5.00%, 05/01/2024	265,666

		4,636,173

	Delaware - 0.4%
	Delaware Transportation Auth
630,000	5.00%, 09/01/2029	827,927
285,000	5.00%, 07/01/2032	381,877
570,000	5.00%, 09/01/2033	745,726

		1,955,530

	District of Columbia - 2.4%
2,800,000	Dist of Columbia 5.00%, 10/01/2030	3,734,220
5,225,000	Dist of Columbia Water & Sewer Auth Rev 5.00%, 10/01/2052	6,248,212
600,000	Dist of Columbia, GO 5.00%, 06/01/2032	746,142

		10,728,574

	Florida - 3.3%
4,810,000	County of Miami-Dade, FL, GO 5.00%, 07/01/2029	6,359,109
310,000	Florida Housing Finance Corp., (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2051	340,476
	Florida Housing Finance Corp. Rev (GNMA/FNMA/FHLMC Insured)
725,000	3.50%, 07/01/2051	808,767
970,000	4.00%, 07/01/2049	1,058,192

The accompanying notes are an integral part of these financial statements.

58

Hartford Schroders Tax-Aware Bond Fund
Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 68.8% - (continued)
	Florida - 3.3% - (continued)
$4,035,000	Florida State Board of Administration Finance Co. 1.26%, 07/01/2025	$4,077,125
1,840,000	Miami-Dade County, FL, Transit System 5.00%, 07/01/2042	1,984,790

		14,628,459

	Georgia - 3.2%
	Georgia Municipal Association, Inc.
50,000	5.00%, 12/01/2026	62,921
35,000	5.00%, 12/01/2027	45,179
25,000	5.00%, 12/01/2028	32,030
80,000	5.00%, 12/01/2029	101,441
55,000	5.00%, 12/01/2030	69,402
55,000	5.00%, 12/01/2032	68,471
35,000	5.00%, 12/01/2033	43,406
55,000	5.00%, 12/01/2034	68,065
	Main Street, GA, Natural Gas, Inc.
3,945,000	4.00%, 08/01/2048(4)	4,328,572
8,250,000	4.00%, 03/01/2050(4)	9,517,365

		14,336,852

	Illinois - 5.5%
	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO
130,000	5.00%, 01/01/2027	158,994
475,000	5.00%, 01/01/2029	579,049
695,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	964,410
7,735,000	Chicago, IL, O’Hare International Airport 5.00%, 01/01/2033	9,680,274
1,145,000	Chicago, IL, Transit Auth 5.00%, 06/01/2025	1,352,165
	Illinois Housing Dev Auth (GNMA/FNMA/FHLMC Insured)
6,870,000	3.75%, 04/01/2050	7,673,103
1,510,000	4.50%, 10/01/2048	1,699,626
90,000	Metropolitan Pier & Exposition Auth, IL (NATL Insured) 0.00%, 06/15/2028(3)	73,284
1,350,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2022	1,444,014
	Rock Island County, IL, School District No 41 Rock Island, GO (BAM Insured)
125,000	4.00%, 12/01/2023	137,068
140,000	5.00%, 12/01/2024	163,282
605,000	Southwestern Illinois Dev Auth 6.38%, 11/01/2023	656,153

		24,581,422

	Indiana - 0.2%
990,000	Indiana Housing & Community Dev Auth, (GNMA Insured) 4.00%, 07/01/2048	1,083,614

	Iowa - 0.4%
	Iowa Finance Auth, (GNMA/FNMA/FHLMC Insured)
650,000	3.25%, 07/01/2050	718,978
770,000	4.00%, 07/01/2048	843,681

		1,562,659

	Kentucky - 3.8%
	Kentucky Public Energy Auth
6,080,000	4.00%, 12/01/2049(4)	6,851,795
6,265,000	4.00%, 02/01/2050(4)	7,311,130
	Kentucky State Property & Building Commission Rev
660,000	5.00%, 05/01/2024	759,620
1,175,000	5.00%, 08/01/2024	1,364,140
445,000	5.00%, 05/01/2025	528,286

		16,814,971

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 68.8% - (continued)
	Louisiana - 0.1%
$365,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	$405,884

	Maine - 0.9%
	Maine Municipal Bond Bank
325,000	5.00%, 09/01/2029(2)	427,209
535,000	5.00%, 09/01/2031(2)	707,500
415,000	5.00%, 09/01/2032(2)	545,327
1,920,000	Maine State Housing Auth 4.00%, 11/15/2048	2,099,520

		3,779,556

	Maryland - 3.0%
	State of Maryland Department of Transportation
7,095,000	5.00%, 10/01/2029	9,542,491
2,710,000	5.00%, 10/01/2030	3,713,486

		13,255,977

	Massachusetts - 0.9%
1,685,000	Commonwealth of Massachusetts, GO 5.00%, 01/01/2035	2,102,122
	Massachusetts Educational Financing Auth
665,000	3.17%, 07/01/2025	690,536
510,000	3.27%, 07/01/2026	528,594
560,000	3.38%, 07/01/2027	582,865
75,000	Massachusetts Health & Educational Facs Auth 0.12%, 07/01/2027(4)	75,000

		3,979,117

	Michigan - 0.2%
	Southgate, MI, Community School Dist, GO (BAM Q-SBLF Insured)
255,000	5.00%, 05/01/2024	294,928
350,000	5.00%, 05/01/2025	417,903
320,000	State of Michigan Rev 5.00%, 03/15/2027	402,608

		1,115,439

	Minnesota - 1.8%
7,090,000	Minnesota Housing Finance Agency Rev (GNMA/FNMA/FHLMC Insured) 3.00%, 01/01/2051	7,770,569

	Mississippi - 0.4%
1,435,000	Mississippi Home Corp. (GNMA/FNMA/FHLMC Insured) 3.25%, 12/01/2050	1,586,909

	Missouri - 4.2%
8,045,000	Curators of The University Of Missouri 5.00%, 11/01/2030	10,959,864
2,005,000	Missouri Housing Dev Commission (GNMA/FNMA/FHLMC Insured) 3.25%, 05/01/2051	2,226,553
	Missouri Housing Dev Commission Rev (GNMA/FNMA/FHLMC Insured)
1,140,000	3.50%, 11/01/2050	1,274,668
1,905,000	4.25%, 05/01/2049	2,130,609
1,650,000	4.75%, 05/01/2049	1,874,846

		18,466,540

	Nebraska - 1.3%
4,015,000	Nebraska Investment Finance Auth 3.00%, 09/01/2050	4,398,031
1,235,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	1,359,846

		5,757,877

	Nevada - 0.4%
1,465,000	Nevada Housing Division, (GNMA/FNMA/FHLMC Insured) 4.00%, 10/01/2049	1,634,193

	New Jersey - 1.7%
1,430,000	Garden State, NJ, Preservation Trust, (AGM Insured) 5.75%, 11/01/2028	1,788,201

The accompanying notes are an integral part of these financial statements.

59

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 68.8% - (continued)
	New Jersey - 1.7% - (continued)
	New Jersey Economic Dev Auth
$70,000	5.00%, 03/01/2026	$75,200
285,000	5.00%, 06/15/2027	330,868
565,000	5.00%, 06/15/2028	651,021
	New Jersey Transportation Trust Fund Auth
405,000	5.00%, 06/15/2024	456,557
1,530,000	5.00%, 12/15/2028	1,802,600
685,000	5.50%, 12/15/2022	751,842
	New Jersey Turnpike Auth
110,000	5.00%, 01/01/2023	120,579
605,000	5.00%, 01/01/2029	758,912
740,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	928,056

		7,663,836

	New Mexico - 1.4%
	New Mexico Mortgage Finance Auth (GNMA/FNMA/FHLMC Insured)
4,460,000	3.00%, 01/01/2051	4,894,984
1,010,000	4.00%, 01/01/2049	1,113,979

		6,008,963

	New York - 6.0%
4,210,000	City of New York, NY, GO 5.00%, 08/01/2033	5,395,115
2,605,000	New York City Transitional Finance Auth, Future Tax Secured Rev 5.00%, 05/01/2033	3,384,911
7,600,000	New York State Dormitory Auth Rev 4.00%, 03/15/2035	8,961,008
285,000	New York State Dormitory Auth Rev 5.00%, 07/01/2031	386,731
	Port Auth of New York & New Jersey Rev
4,100,000	1.09%, 07/01/2023	4,146,494
2,585,000	5.00%, 07/15/2033	3,307,740
750,000	Port Auth. of New York & New Jersey 5.00%, 07/15/2031	932,842

		26,514,841

	Ohio - 2.1%
	Ohio Housing Finance Agency Rev (GNMA/FNMA/FHLMC Insured)
3,210,000	3.25%, 03/01/2050	3,555,621
1,650,000	4.50%, 09/01/2048	1,847,323
	Ohio State University
5,000	5.00%, 12/01/2030	6,919
5,000	5.00%, 12/01/2031	6,997
	Ohio Turnpike & Infrastructure Commission Rev
1,680,000	0.00%, 02/15/2038(3)	1,082,558
1,395,000	0.00%, 02/15/2041(3)	804,078
	State of Ohio, GO
965,000	5.00%, 08/01/2027	1,240,710
525,000	5.00%, 05/01/2032	705,852

		9,250,058

	Oklahoma - 0.3%
1,255,000	Oklahoma Housing Finance Agency (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	1,423,409

	Oregon - 0.9%
3,310,000	Multnomah County, OR, School Dist No.1 Portland, GO (School Bond Guaranty Insured) 5.00%, 06/15/2025	4,013,607

	Pennsylvania - 2.6%
635,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2032	792,823
1,295,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	1,566,691

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 68.8% - (continued)
	Pennsylvania - 2.6% - (continued)
$2,220,000	Pennsylvania Housing Finance Agency 3.50%, 04/01/2049	$2,402,151
	Pennsylvania State University
260,000	5.00%, 03/01/2025	310,682
255,000	5.00%, 03/01/2026	314,458
450,000	5.00%, 03/01/2027	569,425
365,000	5.00%, 03/01/2028	472,978
	Pennsylvania Turnpike Commission Rev
240,000	5.00%, 12/01/2026	295,582
705,000	5.00%, 12/01/2027	887,898
445,000	5.00%, 12/01/2028	557,986
300,000	5.00%, 12/01/2032	394,959
310,000	5.00%, 12/01/2033	406,013
	Philadelphia Gas Works Co, (AGM Insured)
440,000	5.00%, 08/01/2029	574,882
710,000	5.00%, 08/01/2030	938,861
820,000	5.00%, 08/01/2033	1,060,998
	Reading, PA, School Dist, GO (AGM State Aid Withholding Insured)
70,000	5.00%, 03/01/2025	82,589
55,000	5.00%, 03/01/2026	66,504
50,000	5.00%, 03/01/2027	61,154

		11,756,634

	Rhode Island - 2.3%
2,230,000	Rhode Island Commerce Corp. 5.00%, 05/15/2026	2,744,372
6,590,000	Rhode Island Housing & Mortgage Finance Corp. 3.75%, 10/01/2049	7,332,363

		10,076,735

	South Carolina - 2.3%
6,375,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(4)	7,022,381
2,395,000	South Carolina Jobs-Economic Dev Auth 3.75%, 01/01/2050	2,695,525
250,000	Tobacco Settlement Rev Mgmt Auth, SC 6.38%, 05/15/2030	357,317

		10,075,223

	South Dakota - 0.3%
	South Dakota Conservancy Dist
185,000	5.00%, 08/01/2026	232,036
255,000	5.00%, 08/01/2027	328,440
185,000	5.00%, 08/01/2028	243,704
245,000	5.00%, 08/01/2029	329,221
235,000	5.00%, 08/01/2030	322,275

		1,455,676

	Tennessee - 0.4%
250,000	Metropolitan Nashville, TN, Airport Auth 5.00%, 07/01/2049	296,063
1,365,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	1,530,424

		1,826,487

	Texas - 8.4%
2,775,000	Arlington, TX, Higher Education Finance Corp, GO (PSF-GTD Insured) 4.00%, 08/01/2033	3,432,259
	Arlington, TX, Higher Education Finance Corp., (PSF-GTD Insured)
3,770,000	5.00%, 08/15/2033	4,926,598
2,375,000	5.00%, 12/01/2047	2,811,145
705,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	893,757
	City of Houston, TX, Airport System Rev
2,385,000	5.00%, 07/01/2029	3,068,946
1,325,000	5.00%, 07/01/2030	1,724,620

The accompanying notes are an integral part of these financial statements.

60

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 68.8% - (continued)
	Texas - 8.4% - (continued)
$1,305,000	Conroe, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2030(2)(5)	$1,761,698
	Cypress-Fairbanks, TX, Independent School Dist, GO (PSF-GTD Insured)
1,695,000	4.00%, 02/15/2033	2,091,918
370,000	5.00%, 02/15/2027	468,938
210,000	Dallas, TX, Area Rapid Transit Sales Tax Rev (AMBAC Insured) 5.25%, 12/01/2030	290,058
1,190,000	Dallas-Fort Worth, TX, International Airport Rev 2.04%, 11/01/2024	1,235,863
	El Paso, TX, Independent School Dist, GO (PSF-GTD Insured)
195,000	5.00%, 08/15/2024	229,185
290,000	5.00%, 08/15/2025	353,397
390,000	5.00%, 08/15/2026	489,138
275,000	Fort Bend, TX, Independent School Dist, GO (PSF-GTD Insured) 5.00%, 08/15/2024	323,439
	Harris County, TX, Cultural Education Facs Finance Corp.
430,000	5.00%, 11/15/2027	550,404
450,000	5.00%, 11/15/2028	571,730
430,000	5.00%, 11/15/2029	542,333
	Lower Colorado River, TX, Auth Rev
370,000	5.00%, 05/15/2029	486,976
140,000	5.00%, 05/15/2030	188,005
100,000	North East Texas Independent School Dist, GO (PSF-GTD Insured) 5.25%, 02/01/2027	127,859
	Northside, TX, Independent School Dist, GO (PSF-GTD Insured)
160,000	5.00%, 02/15/2025	191,339
90,000	5.00%, 02/15/2026	111,111
530,000	5.00%, 02/15/2027	671,346
705,000	5.00%, 02/15/2028	914,928
480,000	5.00%, 02/15/2029	635,966
365,000	5.00%, 02/15/2030	493,119
	Texas Department of Housing & Community Affairs Rev (GNMA Insured)
1,975,000	3.50%, 03/01/2051	2,224,818
1,285,000	4.00%, 03/01/2050	1,467,162
1,020,000	4.75%, 03/01/2049	1,143,614
880,000	University of Texas 5.00%, 05/15/2035	1,085,726
	University of Texas System
450,000	5.00%, 08/15/2027	577,075
340,000	5.00%, 08/15/2028	433,945
480,000	University of Texas, Permanent University Fund 5.25%, 07/01/2028	636,283

		37,154,698

	Virginia - 0.7%
2,355,000	Virginia Public Building Auth 5.00%, 08/01/2029	2,974,412

	Washington - 1.1%
240,000	North Thurston, WA, Public Schools, GO (School Bond Guaranty Insured) 5.00%, 12/01/2027	310,759
	Washington State Housing Finance Commission Rev
2,940,000	4.00%, 12/01/2048	3,226,562
1,140,000	4.00%, 06/01/2050	1,293,968

		4,831,289

	West Virginia - 0.1%
360,000	West Virginia Commissioner of Highways 5.00%, 09/01/2026	449,222

	Wisconsin - 0.4%
	Wisconsin Health & Educational Facs Auth
825,000	5.00%, 04/01/2032	1,000,824
650,000	5.00%, 04/01/2033	785,012

		1,785,836

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 68.8% - (continued)
	Wyoming - 0.3%
$1,270,000	Wyoming Community Dev Auth 4.00%, 06/01/2043	$1,388,542

	Total Municipal Bonds (cost $294,035,199)	$305,288,094

U.S. GOVERNMENT AGENCIES - 2.8%
$12,316,000	FNMA 1.50%, 11/01/2050	$12,383,037

	Total U.S. Government Agencies (cost $12,427,822)	$12,383,037

U.S. GOVERNMENT SECURITIES - 13.7%
	U.S. Treasury Securities - 13.7%
	U.S. Treasury Notes - 13.7%
$6,103,000	0.13%, 04/30/2022	$6,101,331
10,383,000	0.25%, 05/31/2025	10,340,413
14,967,000	0.25%, 09/30/2025	14,875,795
27,647,000	1.50%, 01/31/2027	29,269,105

	Total U.S. Government Securities (cost $60,604,221)	$60,586,644

	Total Long-Term Investments (cost $419,106,711)	$433,598,948

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 0.5%
2,512,044	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(5)	$2,512,044

	U.S. Treasury Bill - 1.5%
6,640,000	U.S. Treasury Bills 0.09%, 03/04/2021(6)	6,637,693

	Total Short-Term Investments (cost $9,149,979)	$9,149,737

Total Investments (cost $428,256,690)	99.8%	$442,748,685
Other Assets & Liabilities	0.2%	693,829

Total Net Assets	100.0%	$443,442,514

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,432,538 at October 31, 2020.

(3)	Security is a zero-coupon bond.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

The accompanying notes are an integral part of these financial statements.

61

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2020

(5)	Current yield as of period end.

(6)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	195	12/31/2020	$24,492,305	$74,450
U.S. Treasury 10-Year Note Future	502	12/21/2020	69,385,812	445,885

Total				$520,335

Total futures contracts				$520,335

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$55,341,173	$—	$55,341,173	$—
Municipal Bonds	305,288,094	—	305,288,094	—
U.S. Government Agencies	12,383,037	—	12,383,037	—
U.S. Government Securities	60,586,644	—	60,586,644	—
Short-Term Investments	9,149,737	2,512,044	6,637,693	—
Futures Contracts(2)	520,335	520,335	—	—

Total	$443,269,020	$3,032,379	$440,236,641	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

62

Hartford Schroders US MidCap Opportunities Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Banks - 2.7%
93,670	Commerce Bancshares, Inc.	$5,830,958
56,884	First Republic Bank	7,175,348
42,202	M&T Bank Corp.	4,371,283

		17,377,589

	Capital Goods - 10.7%
163,768	BWX Technologies, Inc.	9,008,878
76,292	Dover Corp.	8,446,287
134,644	Fortune Brands Home & Security, Inc.	10,888,660
121,061	Hexcel Corp.	4,053,122
55,055	IDEX Corp.	9,380,822
229,558	Pentair plc	11,422,806
62,011	Snap-on, Inc.	9,768,593
43,958	Trane Technologies plc	5,835,424

		68,804,592

	Commercial & Professional Services - 4.3%
147,112	Dun & Bradstreet Holdings, Inc.*(1)	3,801,374
120,369	Robert Half International, Inc.	6,101,504
52,612	Verisk Analytics, Inc.	9,363,358
81,052	Waste Connections, Inc.	8,050,085

		27,316,321

	Consumer Durables & Apparel - 3.0%
148,232	Brunswick Corp.	9,443,861
96,735	Mohawk Industries, Inc.*	9,982,084

		19,425,945

	Consumer Services - 2.9%
250,752	Aramark	6,955,861
251,612	Terminix Global Holdings, Inc.*	11,848,409

		18,804,270

	Diversified Financials - 0.8%
64,904	Raymond James Financial, Inc.	4,961,262

	Energy - 1.0%
74,934	Diamondback Energy, Inc.	1,945,287
54,984	Pioneer Natural Resources Co.	4,374,527

		6,319,814

	Food & Staples Retailing - 1.3%
49,588	Casey’s General Stores, Inc.	8,359,049

	Food, Beverage & Tobacco - 1.5%
71,246	Hershey Co.	9,793,475

	Health Care Equipment & Services - 8.8%
128,799	Centene Corp.*	7,612,021
29,553	Cooper Cos., Inc.	9,428,885
227,389	Dentsply Sirona, Inc.	10,730,487
147,108	Encompass Health Corp.	9,019,191
45,488	Masimo Corp.*	10,181,124
35,181	West Pharmaceutical Services, Inc.	9,571,695

		56,543,403

	Household & Personal Products - 0.7%
161,068	Reynolds Consumer Products, Inc.	4,548,560

	Insurance - 8.8%
104,628	Arthur J Gallagher & Co.	10,850,970
134,660	Assurant, Inc.	16,747,664
182,899	Brown & Brown, Inc.	7,957,936
121,732	Globe Life, Inc.	9,871,248
307,379	GoHealth, Inc. Class A*(1)	3,184,446
77,292	Reinsurance Group of America, Inc.	7,808,038

		56,420,302

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Materials - 4.1%
101,459	Ashland Global Holdings, Inc.	$7,078,794
107,500	Crown Holdings, Inc.*	9,223,500
463,182	Graphic Packaging Holding Co.	6,155,689
57,167	LyondellBasell Industries N.V. Class A	3,913,081

		26,371,064

	Media & Entertainment - 3.9%
81,403	IAC/InterActiveCorp*	9,826,970
51,259	Match Group, Inc.*	5,986,026
58,371	Take-Two Interactive Software, Inc.*	9,042,835

		24,855,831

	Pharmaceuticals, Biotechnology & Life Sciences - 4.3%
150,334	Catalent, Inc.*	13,194,815
75,473	PerkinElmer, Inc.	9,777,527
122,228	Royalty Pharma plc Class A	4,485,768

		27,458,110

	Real Estate - 4.9%
59,783	Alexandria Real Estate Equities, Inc. REIT	9,058,320
224,193	Americold Realty Trust REIT(1)	8,122,513
120,264	Equity LifeStyle Properties, Inc. REIT	7,118,426
23,913	SBA Communications Corp. REIT	6,943,618

		31,242,877

	Retailing - 3.7%
354,466	LKQ Corp.*	11,339,367
28,346	O’Reilly Automotive, Inc.*	12,375,864

		23,715,231

	Semiconductors & Semiconductor Equipment - 6.2%
140,575	Entegris, Inc.	10,510,793
22,067	First Solar, Inc.*	1,920,822
95,703	Microchip Technology, Inc.	10,056,471
50,847	NXP Semiconductors N.V.	6,870,447
421,712	ON Semiconductor Corp.*	10,580,754

		39,939,287

	Software & Services - 11.3%
144,260	Amdocs Ltd.	8,133,379
87,155	Black Knight, Inc.*	7,665,282
17,086	EPAM Systems, Inc.*	5,278,720
235,965	Genpact Ltd.	8,110,117
106,393	Leidos Holdings, Inc.	8,830,619
130,123	McAfee Corp. Class A*(1)	2,180,861
25,792	Palo Alto Networks, Inc.*	5,704,932
132,459	PTC, Inc.*	11,110,661
409,642	Teradata Corp.*	7,525,124
42,451	VeriSign, Inc.*	8,095,406

		72,635,101

	Technology Hardware & Equipment - 7.5%
48,477	CDW Corp.	5,943,280
137,079	Ciena Corp.*	5,399,542
149,310	Dolby Laboratories, Inc. Class A	11,210,195
186,975	FLIR Systems, Inc.	6,486,163
98,821	Keysight Technologies, Inc.*	10,363,358
87,133	TE Connectivity Ltd.	8,441,445

		47,843,983

	Utilities - 5.1%
155,545	Alliant Energy Corp.	8,598,528
388,445	CenterPoint Energy, Inc.	8,207,843
51,992	Eversource Energy	4,537,342
222,463	FirstEnergy Corp.	6,611,600

The accompanying notes are an integral part of these financial statements.

63

Hartford Schroders US MidCap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Utilities - 5.1% - (continued)
210,448	NiSource, Inc.	$4,833,990

		32,789,303

	Total Common Stocks (cost $496,815,687)	$625,525,369

SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 2.6%
16,378,296	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(2)	$16,378,296

	Securities Lending Collateral - 1.0%
6,673,830	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(2)	6,673,830
6,735	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	6,735

		6,680,565

	Total Short-Term Investments (cost $23,058,861)	$23,058,861

Total Investments (cost $519,874,548)	101.1%	$648,584,230
Other Assets and Liabilities	(1.1)%	(7,050,388)

Total Net Assets	100.0%	$641,533,842

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$17,377,589	$17,377,589	$—	$—
Capital Goods	68,804,592	68,804,592	—	—
Commercial & Professional Services	27,316,321	27,316,321	—	—
Consumer Durables & Apparel	19,425,945	19,425,945	—	—
Consumer Services	18,804,270	18,804,270	—	—
Diversified Financials	4,961,262	4,961,262	—	—
Energy	6,319,814	6,319,814	—	—
Food & Staples Retailing	8,359,049	8,359,049	—	—
Food, Beverage & Tobacco	9,793,475	9,793,475	—	—
Health Care Equipment & Services	56,543,403	56,543,403	—	—
Household & Personal Products	4,548,560	4,548,560	—	—
Insurance	56,420,302	56,420,302	—	—
Materials	26,371,064	26,371,064	—	—
Media & Entertainment	24,855,831	24,855,831	—	—
Pharmaceuticals, Biotechnology & Life Sciences	27,458,110	27,458,110	—	—
Real Estate	31,242,877	31,242,877	—	—
Retailing	23,715,231	23,715,231	—	—
Semiconductors & Semiconductor Equipment	39,939,287	39,939,287	—	—
Software & Services	72,635,101	72,635,101	—	—
Technology Hardware & Equipment	47,843,983	47,843,983	—	—
Utilities	32,789,303	32,789,303	—	—
Short-Term Investments	23,058,861	23,058,861	—	—

Total	$648,584,230	$648,584,230	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

64

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Automobiles & Components - 3.0%
43,211	Gentherm, Inc.*	$2,000,237
13,481	LCI Industries	1,478,326
24,834	Patrick Industries, Inc.	1,384,496
45,207	Standard Motor Products, Inc.	2,070,481

		6,933,540

	Banks - 6.9%
14,867	Cambridge Bancorp	923,092
78,415	First Interstate BancSystem, Inc. Class A	2,768,050
63,293	First Merchants Corp.	1,652,580
61,563	Heritage Financial Corp.	1,290,360
38,438	Lakeland Financial Corp.	1,965,335
103,425	OceanFirst Financial Corp.	1,548,272
92,774	Seacoast Banking Corp. of Florida*	1,992,786
30,724	South State Corp.	1,886,454
99,033	United Community Banks, Inc.	2,073,751

		16,100,680

	Capital Goods - 12.2%
33,238	Albany International Corp. Class A	1,693,144
45,774	Comfort Systems USA, Inc.	2,096,449
37,542	Dycom Industries, Inc.*	2,437,977
44,768	EnPro Industries, Inc.	2,642,207
27,085	ESCO Technologies, Inc.	2,266,744
14,666	Generac Holdings, Inc.*	3,082,060
26,813	Gibraltar Industries, Inc.*	1,540,407
41,155	Hexcel Corp.	1,377,869
9,704	IDEX Corp.	1,653,465
68,993	Maxar Technologies, Inc.	1,777,950
20,203	Simpson Manufacturing Co., Inc.	1,792,410
9,217	TPI Composites, Inc.*	305,267
176,376	Univar Solutions, Inc.*	2,926,078
20,855	Valmont Industries, Inc.	2,960,367

		28,552,394

	Commercial & Professional Services - 3.1%
73,758	ASGN, Inc.*	4,918,184
154,272	KAR Auction Services, Inc.	2,246,200

		7,164,384

	Consumer Durables & Apparel - 3.6%
13,975	Cavco Industries, Inc.*	2,405,656
41,814	Oxford Industries, Inc.	1,721,482
82,178	Skyline Champion Corp.*	2,107,866
94,185	Steven Madden Ltd.	2,261,382

		8,496,386

	Consumer Services - 3.2%
111,862	Extended Stay America, Inc.	1,269,634
69,950	Red Rock Resorts, Inc. Class A	1,337,444
102,921	Terminix Global Holdings, Inc.*	4,846,550

		7,453,628

	Diversified Financials - 2.6%
139,489	Compass Diversified Holdings	2,411,765
58,781	Houlihan Lokey, Inc.	3,685,568

		6,097,333

	Energy - 1.1%
35,131	Cactus, Inc. Class A	597,227
134,834	Parsley Energy, Inc. Class A	1,349,688
117,426	Solaris Oilfield Infrastructure, Inc. Class A	696,336

		2,643,251

	Food & Staples Retailing - 1.2%
85,231	Performance Food Group Co.*	2,864,614

	Food, Beverage & Tobacco - 3.0%
89,294	Darling Ingredients, Inc.*	3,839,642

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Food, Beverage & Tobacco - 3.0% - (continued)
36,357	Hain Celestial Group, Inc.*	$1,117,978
157,284	Primo Water Corp.	1,970,768

		6,928,388

	Health Care Equipment & Services - 6.2%
64,846	AdaptHealth Corp.*	1,770,296
207,769	Change Healthcare, Inc.*	2,939,931
143,437	Envista Holdings Corp.	3,789,606
14,572	ICU Medical, Inc.*	2,590,756
9,027	Mesa Laboratories, Inc.	2,359,748
232,141	Sientra, Inc.*	979,635

		14,429,972

	Insurance - 8.1%
34,685	AMERISAFE, Inc.	2,045,721
61,246	Axis Capital Holdings Ltd.	2,614,592
47,675	Brown & Brown, Inc.	2,074,339
18,937	eHealth, Inc.*	1,270,862
50,169	James River Group Holdings Ltd.	2,344,397
29,328	Kemper Corp.	1,808,365
28,814	Palomar Holdings, Inc.*	2,569,344
19,772	Reinsurance Group of America, Inc.	1,997,368
79,358	Selectquote, Inc.*	1,366,545
91,892	Trean Insurance Group, Inc.*	997,028

		19,088,561

	Materials - 8.7%
109,352	Ardagh Group S.A.	1,802,121
39,597	Ashland Global Holdings, Inc.	2,762,683
26,052	Balchem Corp.	2,603,897
40,652	Compass Minerals International, Inc.	2,454,568
91,172	Element Solutions, Inc.*	1,068,536
205,616	Graphic Packaging Holding Co.	2,732,636
182,372	Pretium Resources, Inc.*	2,221,291
34,417	Sensient Technologies Corp.	2,251,904
126,270	Valvoline, Inc.	2,483,731

		20,381,367

	Media & Entertainment - 1.8%
60,161	John Wiley & Sons, Inc. Class A	1,862,584
22,171	Madison Square Garden Entertainment Corp.*	1,441,115
347,617	MDC Partners, Inc. Class A*	813,424

		4,117,123

	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
45,459	Aerie Pharmaceuticals, Inc.*(1)	482,320
9,068	Bio-Techne Corp.	2,288,854
41,668	Catalent, Inc.*	3,657,200
142,831	Evolus, Inc.*(1)	432,778
70,296	Flexion Therapeutics, Inc.*	842,849
45,729	Intra-Cellular Therapies, Inc.*	1,128,134
34,409	Natera, Inc.*	2,314,349
23,477	Pacira BioSciences, Inc.*	1,227,847
18,315	Repligen Corp.*	3,050,730
35,820	Syneos Health, Inc.*	1,901,326

		17,326,387

	Real Estate - 3.2%
50,179	Douglas Emmett, Inc. REIT	1,184,224
28,585	Equity LifeStyle Properties, Inc. REIT	1,691,946
138,182	Kennedy-Wilson Holdings, Inc.	1,821,239
48,103	Terreno Realty Corp. REIT	2,707,237

		7,404,646

	Retailing - 1.2%
26,569	Asbury Automotive Group, Inc.*	2,736,076

The accompanying notes are an integral part of these financial statements.

65

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Semiconductors & Semiconductor Equipment - 4.7%
30,998	Entegris, Inc.	$2,317,720
60,661	MACOM Technology Solutions Holdings, Inc.*	2,214,127
129,702	ON Semiconductor Corp.*	3,254,223
59,501	Semtech Corp.*	3,266,010

		11,052,080

	Software & Services - 7.3%
49,643	CSG Systems International, Inc.	1,880,477
56,087	LiveRamp Holdings, Inc.*	3,706,790
78,370	Perficient, Inc.*	3,068,969
33,226	PTC, Inc.*	2,786,997
37,112	Science Applications International Corp.	2,834,243
49,546	WNS Holdings Ltd. ADR*	2,855,832

		17,133,308

	Technology Hardware & Equipment - 4.9%
117,796	Allegro MicroSystems, Inc.*	2,155,667
38,288	Ciena Corp.*	1,508,164
32,978	Lumentum Holdings, Inc.*	2,726,951
14,533	Novanta, Inc.*	1,580,028
84,414	Plantronics, Inc.	1,647,761
156,816	Viavi Solutions, Inc.*	1,936,678

		11,555,249

	Utilities - 2.5%
31,166	Avista Corp.	1,035,334
16,707	Chesapeake Utilities Corp.	1,624,087
21,068	IDACORP, Inc.	1,848,296
23,727	SJW Group	1,439,992

		5,947,709

	Total Common Stocks (cost $191,898,491)	$224,407,076

SHORT-TERM INVESTMENTS - 4.9%
	Other Investment Pools & Funds - 4.7%
11,026,556	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(2)	$11,026,556

	Securities Lending Collateral - 0.2%
444,873	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.02%(2)	444,873
449	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	449

		445,322

	Total Short-Term Investments (cost $11,471,878)	$11,471,878

Total Investments (cost $203,370,369)	100.8%	$235,878,954
Other Assets and Liabilities	(0.8)%	(1,935,534)

Total Net Assets	100.0%	$233,943,420

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

66

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$6,933,540	$6,933,540	$—	$—
Banks	16,100,680	16,100,680	—	—
Capital Goods	28,552,394	28,552,394	—	—
Commercial & Professional Services	7,164,384	7,164,384	—	—
Consumer Durables & Apparel	8,496,386	8,496,386	—	—
Consumer Services	7,453,628	7,453,628	—	—
Diversified Financials	6,097,333	6,097,333	—	—
Energy	2,643,251	2,643,251	—	—
Food & Staples Retailing	2,864,614	2,864,614	—	—
Food, Beverage & Tobacco	6,928,388	6,928,388	—	—
Health Care Equipment & Services	14,429,972	14,429,972	—	—
Insurance	19,088,561	19,088,561	—	—
Materials	20,381,367	20,381,367	—	—
Media & Entertainment	4,117,123	4,117,123	—	—
Pharmaceuticals, Biotechnology & Life Sciences	17,326,387	17,326,387	—	—
Real Estate	7,404,646	7,404,646	—	—
Retailing	2,736,076	2,736,076	—	—
Semiconductors & Semiconductor Equipment	11,052,080	11,052,080	—	—
Software & Services	17,133,308	17,133,308	—	—
Technology Hardware & Equipment	11,555,249	11,555,249	—	—
Utilities	5,947,709	5,947,709	—	—
Short-Term Investments	11,471,878	11,471,878	—	—

Total	$235,878,954	$235,878,954	$—	$—

(1)	For the year ended October 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

67

Hartford Schroders Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CMT	Constant Maturity Treasury Index

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Corp.
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
Q-SBLF	Qualified School Bond Fund Guaranteed
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TCRS	Tennessee Consolidated Retirement System

68

Hartford Schroders Funds

Statements of Assets and Liabilities

October 31, 2020

	Hartford Schroders China A Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund
Assets:
Investments in securities, at market value(1)	$7,891,432	$4,171,341,501	$60,093,106	$1,764,567,624	$1,019,995,518
Cash	—	5,600,419	—	—	—
Cash collateral held for securities on loan	—	—	73,030	1,605,454	76,048
Cash collateral due from broker on futures contracts	—	—	—	172,543	—
Cash collateral due from broker on swap contracts	—	—	50,000	660,000	—
Foreign currency	1,828	10,883,139	74,132	859,428	58,202
Unrealized appreciation on OTC swap contracts	—	—	2,062	—	—
Unrealized appreciation on foreign currency contracts	—	—	142,647	79,148	—
Receivables:
From affiliates	11,904	—	14,212	—	116
Investment securities sold	—	17,126,333	2,646,094	10,294,783	—
Fund shares sold	9,906	5,251,277	4,252	9,241,060	8,119,133
Dividends and interest	—	3,487,179	944,514	4,481,853	921,423
Securities lending income	—	9,757	587	102,615	36
Tax reclaims	—	76,849	28,933	1,990,470	988,078
OTC swap contracts premiums paid	—	—	55,022	—	—
Other assets	51,170	153,843	69,836	82,328	120,556

Total assets	7,966,240	4,213,930,297	64,198,427	1,794,137,306	1,030,279,110

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	57,120	881,902	—
Due to Advisor	105,811	—	—	—	—
Due to Custodian	—	—	—	2,318	—
Obligation to return securities lending collateral	—	—	1,460,595	32,109,075	1,520,965
Unrealized depreciation on OTC swap contracts	—	—	63,129	—	—
Payables:
Investment securities purchased	—	12,995,418	2,358,826	8,841,253	1,195,546
Fund shares redeemed	—	3,066,545	—	1,783,186	1,110,937
Investment management fees	5,937	3,621,819	35,629	1,083,205	579,102
Transfer agent fees	249	481,148	4,508	142,830	74,846
Accounting services fees	92	50,041	712	21,573	12,093
Board of Directors’ fees	26	15,683	275	7,658	3,053
Foreign taxes	—	519,112	20,253	—	59,080
Distribution fees	44	4,010	61	6,170	6,061
Accrued expenses	32,370	952,291	44,451	279,784	102,230
OTC swap contracts premiums received	—	—	26,895	—	—

Total liabilities	144,529	21,706,067	4,072,454	45,158,954	4,663,913

Net assets	$7,821,711	$4,192,224,230	$60,125,973	$1,748,978,352	$1,025,615,197

Summary of Net Assets:
Capital stock and paid-in-capital	$5,267,962	$3,387,363,537	$74,101,904	$2,157,179,849	$920,742,931
Distributable earnings (loss)	2,553,749	804,860,693	(13,975,931)	(408,201,497)	104,872,266

Net assets	$7,821,711	$4,192,224,230	$60,125,973	$1,748,978,352	$1,025,615,197

Shares authorized	300,000,000	755,000,000	500,000,000	830,000,000	510,000,000

Par value	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$15.06	$17.22	$8.22	$7.76	$14.14

Maximum offering price per share	$15.94	$18.22	$8.61	$8.21	$14.96

Shares outstanding	24,505	3,649,116	210,002	8,394,404	8,063,128

Net Assets	$369,118	$62,843,204	$1,727,231	$65,123,104	$114,041,720

Class C: Net asset value per share	$14.98	$16.93	$8.20	$7.71	$13.43

Shares outstanding	11,859	420,945	26,237	1,646,210	498,070

Net Assets	$177,653	$7,127,490	$215,014	$12,691,482	$6,686,752

Class I: Net asset value per share	$15.08	$17.22	$8.21	$7.75	$13.71

Shares outstanding	12,143	83,812,343	2,583,026	69,408,438	37,676,867

Net Assets	$183,066	$1,443,778,674	$21,210,771	$538,073,336	$516,721,276

Class R3: Net asset value per share	$—	$17.11	$8.23	$7.73	$13.63

Shares outstanding	—	5,140	3,499	1,732,326	53,885

Net Assets	$—	$87,944	$28,802	$13,397,527	$734,255

The accompanying notes are an integral part of these financial statements.

69

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Schroders China A Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund
Class R4: Net asset value per share	$—	$17.29	$8.22	$7.74	$13.67

Shares outstanding	—	260,202	1,301	300,769	185,529

Net Assets	$—	$4,500,053	$10,688	$2,327,982	$2,536,146

Class R5: Net asset value per share	$—	$17.22	$8.21	$7.75	$13.72

Shares outstanding	—	18,714	1,307	2,195,694	889,695

Net Assets	$—	$322,292	$10,725	$17,008,384	$12,208,171

Class Y: Net asset value per share	$15.08	$17.25	$8.21	$7.75	$13.76

Shares outstanding	10,000	29,295,641	289,413	21,313,135	4,852,620

Net Assets	$150,802	$505,337,690	$2,375,613	$165,133,583	$66,752,873

Class F: Net asset value per share	$15.09	$17.24	$7.72	$7.76	$13.74

Shares outstanding	210,000	49,954,943	1,484	46,107,490	12,343,098

Net Assets	$3,168,750	$861,336,871	$11,463	$357,582,551	$169,576,403

Class SDR:Net asset value per share	$15.09	$17.27	$8.21	$7.74	$13.73

Shares outstanding	250,000	75,653,447	4,204,353	74,588,926	9,932,419

Net Assets	$3,772,322	$1,306,890,012	$34,535,666	$577,640,403	$136,357,601

Cost of investments	$6,153,263	$2,921,474,402	$60,953,545	$1,926,793,571	$911,708,603
Cost of foreign currency	$1,824	$10,883,690	$75,340	$857,288	$58,698

(1) Includes Investment in securities on loan, at market value	$—	$—	$1,412,515	$33,127,841	$1,508,513

The accompanying notes are an integral part of these financial statements.

70

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Assets:
Investments in securities, at market value(1)	$124,357,176	$442,748,685	$648,584,230	$235,878,954
Cash	5,048	—	—	—
Cash at broker	235,261	—	—	—
Cash collateral held for securities on loan	—	—	351,609	23,438
Foreign currency	44,772	—	—	—
Unrealized appreciation on foreign currency contracts	15,225	—	—	—
Receivables:
From affiliates	15,811	56,625	—	28,333
Investment securities sold	—	29,389,777	2,209,194	1,844,855
Fund shares sold	73,916	370,227	690,513	104,089
Dividends and interest	233,315	2,863,863	194,386	29,878
Securities lending income	—	—	1,678	4,289
Variation margin on futures contracts	—	1,664,240	—	—
Other assets	29,518	53,396	61,117	63,911

Total assets	125,010,042	477,146,813	652,092,727	237,977,747

Liabilities:
Unrealized depreciation on foreign currency contracts	20,040	—	—	—
Obligation to return securities lending collateral	—	—	7,032,174	468,760
Reverse repurchase agreements	30,923,513	—	—	—
Payables:
Investment securities purchased	7,576	32,816,209	1,880,019	2,882,684
Fund shares redeemed	250	620,928	1,009,156	413,084
Investment management fees	48,885	168,853	428,573	182,805
Transfer agent fees	3,935	44,781	95,780	37,711
Accounting services fees	1,051	5,246	7,989	2,840
Board of Directors’ fees	320	1,646	2,922	915
Distribution fees	300	3,762	10,329	2,172
Interest on reverse repurchase agreements	29,130	—	—	—
Accrued expenses	48,296	42,874	91,943	43,356

Total liabilities	31,083,296	33,704,299	10,558,885	4,034,327

Net assets	$93,926,746	$443,442,514	$641,533,842	$233,943,420

Summary of Net Assets:
Capital stock and paid-in-capital	$95,518,275	$422,691,520	$514,669,803	$210,659,240
Distributable earnings (loss)	(1,591,529)	20,750,994	126,864,039	23,284,180

Net assets	$93,926,746	$443,442,514	$641,533,842	$233,943,420

Shares authorized	300,000,000	360,000,000	500,000,000	500,000,000

Par value	$0.0001	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$9.79	$11.42	$14.57	$23.20

Maximum offering price per share	$10.09	$11.96	$15.42	$24.55

Shares outstanding	567,104	4,944,375	4,897,135	1,030,152

Net Assets	$5,553,386	$56,486,046	$71,369,542	$23,896,881

Class C: Net asset value per share	$9.79	$11.44	$14.67	$23.54

Shares outstanding	45,230	763,486	2,984,500	295,533

Net Assets	$442,656	$8,731,168	$43,784,634	$6,957,148

Class I: Net asset value per share	$9.79	$11.43	$15.19	$24.45

Shares outstanding	6,702,220	24,759,119	23,213,916	5,924,574

Net Assets	$65,635,900	$283,060,301	$352,667,245	$144,884,663

Class R3: Net asset value per share	$—	$—	$14.92	$24.11

Shares outstanding	—	—	65,339	10,042

Net Assets	$—	$—	$975,063	$242,123

The accompanying notes are an integral part of these financial statements.

71

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2020

	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Class R4: Net asset value per share	$—	$—	$15.08	$24.35

Shares outstanding	—	—	37,607	7,955

Net Assets	$—	$—	$567,073	$193,720

Class R5: Net asset value per share	$—	$—	$15.16	$24.44

Shares outstanding	—	—	81,033	11,998

Net Assets	$—	$—	$1,228,624	$293,203

Class Y: Net asset value per share	$9.79	$11.44	$15.18	$24.46

Shares outstanding	364,849	18,643	5,105,895	962,115

Net Assets	$3,571,128	$213,212	$77,492,685	$23,530,993

Class F: Net asset value per share	$9.78	$11.44	$15.20	$24.49

Shares outstanding	208,001	2,892,083	3,655,128	424,897

Net Assets	$2,035,235	$33,074,110	$55,554,184	$10,407,102

Class SDR:Net asset value per share	$9.78	$11.43	$15.23	$24.52

Shares outstanding	1,706,410	5,415,756	2,488,851	959,882

Net Assets	$16,688,441	$61,877,677	$37,894,792	$23,537,587

Cost of investments	$125,375,356	$428,256,690	$519,874,548	$203,370,369
Cost of foreign currency	$44,547	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$—	$—	$6,875,747	$453,147

The accompanying notes are an integral part of these financial statements.

72

Hartford Schroders Funds

Statements of Operations

For the Period Ended October 31, 2020

	Hartford Schroders China A Fund(1)	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund
Investment Income:
Dividends	$93,917	$79,766,110	$—	$67,800,774	$10,990,005
Interest	101	544,248	4,431,555	145,665	69,174
Securities lending	—	65,410	10,648	1,071,315	16,962
Less: Foreign tax withheld	(9,168)	(9,718,335)	(19,550)	(6,691,920)	(1,050,273)

Total investment income, net	84,850	70,657,433	4,422,653	62,325,834	10,025,868

Expenses:
Investment management fees	34,437	37,538,766	485,917	13,326,644	4,178,799
Transfer agent fees
Class A	234	123,642	2,892	107,532	84,036
Class C	190	7,113	576	17,562	4,656
Class I	152	2,883,871	18,390	603,475	247,436
Class R3	—	171	51	34,878	1,032
Class R4	—	2,258	18	4,407	1,487
Class R5	—	699	13	19,386	5,188
Class Y	81	255,595	150	156,483	10,614
Class F	62	7,518	231	6,265	342
Class SDR	73	3,421	313	24,283	1,855
Distribution fees
Class A	281	153,593	3,941	228,564	179,924
Class C	801	82,195	2,302	162,234	47,405
Class R3	—	393	117	79,352	2,445
Class R4	—	5,757	25	6,490	2,469
Custodian fees	6,000	792,864	17,840	223,069	34,729
Registration and filing fees	67,175	206,878	111,650	174,761	174,843
Accounting services fees	577	570,768	10,847	295,543	95,277
Board of Directors’ fees	143	114,202	1,980	58,270	21,179
Audit and tax fees	24,390	49,931	30,415	48,521	37,608
Other expenses	14,255	647,066	19,759	252,330	125,396

Total expenses (before waivers, reimbursements and fees paid indirectly)	148,851	43,446,701	707,427	15,830,049	5,256,720

Expense waivers	(109,265)	—	(158,720)	—	(115)
Transfer agent fee waivers	—	—	—	(72,465)	—
Distribution fee reimbursements	(162)	(119)	(218)	(75)	(255)

Total waivers, reimbursements and fees paid indirectly	(109,427)	(119)	(158,938)	(72,540)	(370)

Total expenses, net	39,424	43,446,582	548,489	15,757,509	5,256,350

Net Investment Income (Loss)	45,426	27,210,851	3,874,164	46,568,325	4,769,518

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	777,661	(142,629,100)	(4,217,643)	(93,443,687)	1,084,273
Less: Foreign taxes paid on realized capital gains	—	(1,376,558)	(33,417)	—	—
Futures contracts	—	—	(219,087)	(2,639,875)	—
Swap contracts	—	—	(67,912)	—	—
Foreign currency contracts	—	(13,368)	(631,007)	(1,545,852)	—
Other foreign currency transactions	(7,715)	(2,819,794)	(53,719)	(13,279)	(269,138)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	769,946	(146,838,820)	(5,222,785)	(97,642,693)	815,135

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	1,738,169	476,812,899	(2,573,128)	(183,569,308)	61,237,915
Futures contracts	—	—	6,047	—	—
Swap contracts	—	—	(61,732)	—	—
Foreign currency contracts	—	—	549,106	(703,726)	—
Translation of other assets and liabilities in foreign currencies	4	343,853	(4,630)	110,723	61,037

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	1,738,173	477,156,752	(2,084,337)	(184,162,311)	61,298,952

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,508,119	330,317,932	(7,307,122)	(281,805,004)	62,114,087

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,553,545	$357,528,783	$(3,432,958)	$(235,236,679)	$66,883,605

* Includes change in deferred capital gains tax due to unrealized appreciation (depreciation)	$—	$1,463,250	$27,382	$82,300	$(59,080)

(1)	Commenced operations on March 31, 2020.

The accompanying notes are an integral part of these financial statements.

73

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2020

	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Investment Income:
Dividends	$1,986	$—	$9,137,672	$3,026,163
Interest	2,543,713	8,198,228	219,812	76,542
Securities lending	—	6,098	22,292	96,692
Less: Foreign tax withheld	—	—	(10,587)	(17,268)

Total investment income, net	2,545,699	8,204,326	9,369,189	3,182,129

Expenses:
Investment management fees	512,644	1,746,635	5,630,881	2,023,235
Transfer agent fees
Class A	349	26,280	95,057	35,285
Class C	486	8,165	57,443	11,768
Class I	19,346	201,806	382,980	148,994
Class R3	—	—	2,730	450
Class R4	—	—	1,118	333
Class R5	—	—	1,649	196
Class Y	179	229	112,706	24,919
Class F	90	1,095	2,151	193
Class SDR	325	806	1,872	657
Distribution fees
Class A	9,794	118,172	194,498	55,549
Class C	2,023	87,729	505,405	71,940
Class R3	—	—	6,308	1,020
Class R4	—	—	1,642	491
Custodian fees	16,025	10,778	10,127	8,331
Registration and filing fees	120,120	113,202	129,885	121,097
Accounting services fees	12,295	57,587	111,007	33,316
Board of Directors’ fees	2,831	13,022	21,742	7,056
Audit and tax fees	41,975	28,519	20,550	20,445
Other expenses	16,987	44,837	149,020	56,011

Total expenses (before interest expense)	755,469	2,458,862	7,438,771	2,621,286

Interest expense	286,940	—	—	—

Total expenses (before waivers, reimbursements and fees paid indirectly)	1,042,409	2,458,862	7,438,771	2,621,286

Expense waivers	(171,106)	(385,633)	—	(138,926)
Transfer agent fee waivers	—	—	(11,090)	—
Distribution fee reimbursements	(8,759)	(135)	(394)	(553)

Total waivers, reimbursements and fees paid indirectly	(179,865)	(385,768)	(11,484)	(139,479)

Total expenses, net	862,544	2,073,094	7,427,287	2,481,807

Net Investment Income (Loss)	1,683,155	6,131,232	1,941,902	700,322

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(405,412)	6,816,872	(1,692,193)	(9,348,078)
Futures contracts	(314,298)	(1,124,168)	—	—
Foreign currency contracts	9,089	—	—	—
Other foreign currency transactions	26,049	—	24	(38,019)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(684,572)	5,692,704	(1,692,169)	(9,386,097)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(1,206,735)	4,507,927	(22,415,488)	(4,072,609)
Futures contracts	234,239	493,780	—	—
Foreign currency contracts	(4,815)	—	—	—
Translation of other assets and liabilities in foreign currencies	39	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(977,272)	5,001,707	(22,415,488)	(4,072,609)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,661,844)	10,694,411	(24,107,657)	(13,458,706)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,311	$16,825,643	$(22,165,755)	$(12,758,384)

The accompanying notes are an integral part of these financial statements.

74

Hartford Schroders Funds

Statements of Changes in Net Assets

	Hartford Schroders China A Fund	Hartford Schroders Emerging Markets Equity Fund
	For the Period Ended October 31, 2020(1)	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$45,426	$27,210,851	$77,530,494
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	769,946	(146,838,820)	(45,829,064)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,738,173	477,156,752	401,724,157

Net Increase (Decrease) in Net Assets Resulting from Operations	2,553,545	357,528,783	433,425,587

Distributions to Shareholders:
Class A	—	(1,276,901)	(481,292)
Class C	—	(135,012)	(46,251)
Class I	—	(42,224,830)	(20,186,735)
Class R3	—	(1,392)	(787)
Class R4	—	(394)	(45,699)
Class R5	—	(15,146)	(6,306)
Class Y	—	(3,396,489)	(2,433,096)
Class F	—	(10,265,925)	(2,614,489)
Class SDR	—	(28,457,971)	(13,830,184)

Total distributions	—	(85,774,060)	(39,644,839)

Capital Share Transactions:
Sold	5,537,911	2,338,027,384	1,569,572,457
Issued on reinvestment of distributions	—	52,562,018	24,314,244
Redeemed	(269,745)	(2,049,052,553)	(1,407,536,600)

Net increase (decrease) from capital share transactions	5,268,166	341,536,849	186,350,101

Net Increase (Decrease) in Net Assets	7,821,711	613,291,572	580,130,849

Net Assets:
Beginning of period	—	3,578,932,658	2,998,801,809

End of period	$7,821,711	$4,192,224,230	$3,578,932,658

(1)	Commenced operations on March 31, 2020.

The accompanying notes are an integral part of these financial statements.

75

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders Emerging Markets Multi-Sector Bond Fund		Hartford Schroders International Multi-Cap Value Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$3,874,164	$6,447,810	$46,568,325	$62,260,816
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(5,222,785)	(2,595,522)	(97,642,693)	(146,143,367)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,084,337)	5,286,245	(184,162,311)	211,806,292

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,432,958)	9,138,533	(235,236,679)	127,923,741

Distributions to Shareholders:
From distributable earnings
Class A	(60,738)	(133,660)	(2,469,969)	(4,247,199)
Class C	(7,559)	(7,719)	(323,461)	(1,098,114)
Class I	(995,009)	(1,588,823)	(18,811,004)	(42,940,197)
Class R3	(966)	(536)	(369,795)	(308,569)
Class R4	(448)	(537)	(68,291)	(96,105)
Class R5	(453)	(548)	(570,494)	(1,208,181)
Class Y	(96,816)	(80,113)	(4,370,513)	(6,351,435)
Class F	(143,762)	(1,396,956)	(11,330,692)	(15,601,049)
Class SDR	(1,493,256)	(1,851,571)	(18,442,460)	(31,533,597)
From tax return of capital
Class A	(17,785)	(11,860)	—	—
Class C	(2,214)	(685)	—	—
Class I	(291,352)	(140,988)	—	—
Class R3	(283)	(48)	—	—
Class R4	(131)	(48)	—	—
Class R5	(133)	(49)	—	—
Class Y	(28,349)	(7,109)	—	—
Class F	(42,096)	(123,963)	—	—
Class SDR	(437,245)	(164,304)	—	—

Total distributions	(3,618,595)	(5,509,517)	(56,756,679)	(103,384,446)

Capital Share Transactions:
Sold	15,086,632	19,812,789	798,908,249	929,356,674
Issued on reinvestment of distributions	3,616,560	5,473,630	50,947,105	93,713,594
Redeemed	(45,608,267)	(39,875,815)	(881,294,700)	(841,072,557)

Net increase (decrease) from capital share transactions	(26,905,075)	(14,589,396)	(31,439,346)	181,997,711

Net Increase (Decrease) in Net Assets	(33,956,628)	(10,960,380)	(323,432,704)	206,537,006

Net Assets:
Beginning of period	94,082,601	105,042,981	2,072,411,056	1,865,874,050

End of period	$60,125,973	$94,082,601	$1,748,978,352	$2,072,411,056

The accompanying notes are an integral part of these financial statements.

76

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders International Stock Fund		Hartford Schroders Securitized Income Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Period Ended October 31, 2019(1)
Operations:
Net investment income (loss)	$4,769,518	$5,769,350	$1,683,155	$946,180
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	815,135	(7,907,102)	(684,572)	351,147
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	61,298,952	42,350,698	(977,272)	(206,707)

Net Increase (Decrease) in Net Assets Resulting from Operations	66,883,605	40,212,946	21,311	1,090,620

Distributions to Shareholders:
Class A	(551,218)	(1,107,203)	(89,717)	(50,264)
Class C	(10,939)	(157,415)	(1,709)	—
Class I	(2,937,044)	(10,142,730)	(720,698)	(61,092)
Class R3	(2,018)	(887)	—	—
Class R4	(3,576)	(891)	—	—
Class R5	(21,848)	(901)	—	—
Class Y	(12,698)	(416,824)	(82,780)	(53,578)
Class F	(1,036,195)	(995,487)	(53,914)	(38,286)
Class SDR	(957,577)	(5,246,663)	(858,565)	(692,857)

Total distributions	(5,533,113)	(18,069,001)	(1,807,383)	(896,077)

Capital Share Transactions:
Sold	714,548,186	267,703,140	97,752,072	94,071,017
Issued on reinvestment of distributions	5,300,485	17,755,039	1,439,757	691,846
Redeemed	(196,939,513)	(91,102,156)	(98,425,735)	(10,682)

Net increase (decrease) from capital share transactions	522,909,158	194,356,023	766,094	94,752,181

Net Increase (Decrease) in Net Assets	584,259,650	216,499,968	(1,019,978)	94,946,724

Net Assets:
Beginning of period	441,355,547	224,855,579	94,946,724	—

End of period	$1,025,615,197	$441,355,547	$93,926,746	$94,946,724

The accompanying notes are an integral part of these financial statements.

77

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders Tax-Aware Bond Fund		Hartford Schroders US MidCap Opportunities Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$6,131,232	$5,761,498	$1,941,902	$3,217,479
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	5,692,704	6,911,867	(1,692,169)	7,531,128
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	5,001,707	9,932,702	(22,415,488)	102,046,455

Net Increase (Decrease) in Net Assets Resulting from Operations	16,825,643	22,606,067	(22,165,755)	112,795,062

Distributions to Shareholders:
Class A	(1,459,342)	(758,076)	(618,118)	(1,875,469)
Class C(2)	(217,886)	(121,750)	(401,295)	(1,310,733)
Class I	(8,545,891)	(4,585,616)	(4,612,066)	(13,979,494)
Class R3	—	—	(8,911)	(18,758)
Class R4	—	—	(4,116)	(18,966)
Class R5	—	—	(13,317)	(52,582)
Class Y	(7,512)	(7,078)	(1,235,418)	(2,455,954)
Class F	(939,696)	(408,408)	(581,930)	(1,075,458)
Class SDR	(2,255,888)	(2,099,274)	(830,635)	(1,352,705)

Total distributions	(13,426,215)	(7,980,202)	(8,305,806)	(22,140,119)

Capital Share Transactions:
Sold	263,674,922	186,245,249	165,475,065	305,402,261
Issued on reinvestment of distributions	10,792,934	6,069,834	7,957,824	19,743,423
Redeemed	(168,973,451)	(91,171,993)	(403,818,804)	(541,524,513)

Net increase (decrease) from capital share transactions	105,494,405	101,143,090	(230,385,915)	(216,378,829)

Net Increase (Decrease) in Net Assets	108,893,833	115,768,955	(260,857,476)	(125,723,886)

Net Assets:
Beginning of period	334,548,681	218,779,726	902,391,318	1,028,115,204

End of period	$443,442,514	$334,548,681	$641,533,842	$902,391,318

(1)	Commenced operations on February 28, 2019.
(2)	Class C of the Securitized Income Fund commenced operations on February 28, 2020.

The accompanying notes are an integral part of these financial statements.

78

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders US Small Cap Opportunities Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$700,322	$585,427
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(9,386,097)	10,306,177
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(4,072,609)	8,527,470

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,758,384)	19,419,074

Distributions to Shareholders:
Class A	(1,122,710)	(1,273,415)
Class C	(365,812)	(613,652)
Class I	(7,302,285)	(9,398,176)
Class R3	(4,953)	(6,097)
Class R4	(13,210)	(928)
Class R5	(4,561)	(1,691)
Class Y	(1,302,907)	(2,040,823)
Class F	(257,410)	(254,541)
Class SDR	(585,075)	(959,593)

Total distributions	(10,958,923)	(14,548,916)

Capital Share Transactions:
Sold	125,609,869	60,412,503
Issued on reinvestment of distributions	10,784,153	14,244,734
Redeemed	(88,923,234)	(37,311,741)

Net increase (decrease) from capital share transactions	47,470,788	37,345,496

Net Increase (Decrease) in Net Assets	23,753,481	42,215,654

Net Assets:
Beginning of period	210,189,939	167,974,285

End of period	$233,943,420	$210,189,939

The accompanying notes are an integral part of these financial statements.

79

Hartford Schroders Funds

Statement of Cash Flows

For the Year Ended October 31, 2020

Hartford Schroders Securitized Income Fund
Increase (decrease) in cash
Cash flows from operating activities
Net increase in net assets resulting from operations	$21,311

Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of investment securities	$(105,398,529)
Sales of investment securities	70,476,946
Net purchases, sales and maturities of short-term investments	8,122,079
Net amortization/ accretion of premium (discount)	65,806
Increase in dividends and interest receivable	(63,950)
Increase in receivable from affiliates	(15,811)
Increase in variation margin on futures contracts	45,449
Increase in other assets	(3,059)
Decrease in investment management fees payables	(1,996)
Decrease in accounting services fees payables	(358)
Increase in transfer agent fees payable	3,093
Increase in Board of Trustees' fees payables	320
Increase in distribution fees payables	202
Increase in interest on reverse repurchase agreements	23,852
Decrease in accrued expenses	(47,105)
Net realized loss on investments	405,412
Net change in unrealized appreciation (depreciation) of investments in securities	1,206,735
Net change in unrealized appreciation (depreciation) on foreign currency contracts	4,815

Net cash used for operating activities	$(25,176,099)

Cash flows from financing activities
Proceeds from reverse repurchase agreements	$124,022,525
Repayment of reverse repurchase agreements	(97,847,181)
Proceeds from shares sold	97,678,156
Cost of shares repurchased	(98,425,485)
Dividends paid to shareholders	(367,626)

Net cash provided by financing activities	$25,060,389

Net decrease in cash and foreign currency	$(94,399)

Cash and foreign currency, beginning of year*	$379,480
Cash and foreign currency, end of year*	$285,081

Supplemental disclosure of cash flow information:
Reinvestment of dividends	$1,439,757
Cash paid during the year for interest	$263,088

*	Components of cash

	Beginning of Year	End of Year
Cash	$—	$5,048
Restricted cash	221,488	235,261
Foreign currency	157,992	44,772

	$379,480	$285,081

The accompanying notes are an integral part of these financial statements.

80

Hartford Schroders Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders China A Fund(4)

For the Period Ended October 31, 2020
A	$10.00	$0.04	$5.02	$5.06	$—	$—	$—	$—	$15.06	50.60	%(5)	$369	4.28	%(6)	1.29	%(6)	0.55	%(6)	46%
C	10.00	0.00 (7)	4.98	4.98	—	—	—	—	14.98	49.80	(5)	178	5.08	(6)	2.22	(6)	(0.04	)(6)	46
I	10.00	0.07	5.01	5.08	—	—	—	—	15.08	50.80	(5)	183	4.01	(6)	1.15	(6)	0.93	(6)	46
Y	10.00	0.09	4.99	5.08	—	—	—	—	15.08	50.80	(5)	151	3.95	(6)	1.10	(6)	1.14	(6)	46
F	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90	(5)	3,169	3.85	(6)	0.99	(6)	1.24	(6)	46
SDR	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90	(5)	3,772	3.85	(6)	0.99	(6)	1.24	(6)	46

Hartford Schroders Emerging Markets Equity Fund(20)

For the Year Ended October 31, 2020
A	$15.78	$0.06	$1.71	$1.77	$(0.33)	$—	$—	$(0.33)	$17.22	11.28%		$62,843	1.53%		1.53%		0.40%		52%
C	15.51	(0.05)	1.67	1.62	(0.20)	—	—	(0.20)	16.93	10.51		7,127	2.16		2.16		(0.34)		52
I	15.77	0.10	1.71	1.81	(0.36)	—	—	(0.36)	17.22	11.56		1,443,799	1.25		1.25		0.63		52
R3	15.66	0.03	1.70	1.73	(0.28)	—	—	(0.28)	17.11	11.08		88	1.79		1.71		0.21		52
R4	15.74	0.17	1.62	1.79	(0.24)	—	—	(0.24)	17.29	11.43		4,500	1.43		1.43		1.09		52
R5	15.78	0.11	1.70	1.81	(0.37)	—	—	(0.37)	17.22	11.55		322	1.20		1.20		0.69		52
Y	15.79	0.13	1.70	1.83	(0.37)	—	—	(0.37)	17.25	11.69		505,338	1.18		1.18		0.85		52
F	15.78	0.14	1.71	1.85	(0.39)	—	—	(0.39)	17.24	11.79		861,337	1.08		1.08		0.85		52
SDR	15.81	0.13	1.72	1.85	(0.39)	—	—	(0.39)	17.27	11.77		1,306,890	1.08		1.08		0.83		52

For the Year Ended October 31, 2019
A	$14.07	$0.29	$1.56	$1.85	$(0.14)	$—	$—	$(0.14)	$15.78	13.27%		$60,356	1.45%		1.45%		1.95%		43%
C	13.86	0.19	1.53	1.72	(0.07)	—	—	(0.07)	15.51	12.50		10,532	2.17		2.17		1.27		43
I	14.06	0.31	1.57	1.88	(0.17)	—	—	(0.17)	15.77	13.54		1,838,077	1.23		1.23		2.07		43
R3	13.98	0.23	1.57	1.80	(0.12)	—	—	(0.12)	15.66	13.01		83	1.79		1.72		1.51		43
R4	14.02	(0.05)	1.95	1.90	(0.18)	—	—	(0.18)	15.74	13.78		26	1.43		1.42		(0.32)		43
R5	14.07	0.33	1.56	1.89	(0.18)	—	—	(0.18)	15.78	13.61		600	1.19		1.19		2.19		43
Y	14.09	0.32	1.57	1.89	(0.19)	—	—	(0.19)	15.79	13.62		120,308	1.13		1.13		2.11		43
F	14.07	0.42	1.48	1.90	(0.19)	—	—	(0.19)	15.78	13.73		419,520	1.07		1.07		2.77		43
SDR	14.10	0.34	1.56	1.90	(0.19)	—	—	(0.19)	15.81	13.71		1,129,431	1.07		1.07		2.28		43

For the Year Ended October 31, 2018
A	$16.23	$0.16	$(2.22)	$(2.06)	$(0.10)	$—	$—	$(0.10)	$14.07	(12.79)%		$46,162	1.45%		1.45%		0.98%		24%
C	16.08	0.07	(2.22)	(2.15)	(0.07)	—	—	(0.07)	13.86	(13.44)		7,217	2.19		2.19		0.45		24
I	16.23	0.19	(2.22)	(2.03)	(0.14)	—	—	(0.14)	14.06	(12.66)		1,733,270	1.24		1.24		1.19		24
R3	16.20	0.22	(2.30)	(2.08)	(0.14)	—	—	(0.14)	13.98	(12.99)		90	1.80		1.70		1.36		24
R4	16.19	0.05	(2.11)	(2.06)	(0.11)	—	—	(0.11)	14.02	(12.88)		3,710	1.49		1.48		0.36		24
R5	16.23	0.27	(2.29)	(2.02)	(0.14)	—	—	(0.14)	14.07	(12.56)		484	1.20		1.20		1.69		24
Y	16.25	0.23	(2.24)	(2.01)	(0.15)	—	—	(0.15)	14.09	(12.48)		123,082	1.11		1.11		1.43		24
F	16.23	0.30	(2.30)	(2.00)	(0.16)	—	—	(0.16)	14.07	(12.48)		154,306	1.08		1.08		1.89		24
SDR	16.26	0.23	(2.23)	(2.00)	(0.16)	—	—	(0.16)	14.10	(12.46)		930,480	1.08		1.08		1.43		24

For the Year Ended October 31, 2017
A	$12.59	$0.10	$3.62	$3.72	$(0.08)	$—	$—	$(0.08)	$16.23	29.83%		$53,107	1.56%		1.50%		0.69%		33%
C	12.58	0.04	3.57	3.61	(0.11)	—	—	(0.11)	16.08	29.00		3,658	2.25		2.25		0.25		33
I	12.59	0.14	3.61	3.75	(0.11)	—	—	(0.11)	16.23	30.14		1,848,368	1.35		1.25		0.98		33
R3	12.58	0.10	3.62	3.72	(0.10)	—	—	(0.10)	16.20	29.87		13	1.86		1.48		0.71		33
R4	12.58	0.16	3.56	3.72	(0.11)	—	—	(0.11)	16.19	29.86		136	1.52		1.50		1.11		33
R5	12.58	0.13	3.63	3.76	(0.11)	—	—	(0.11)	16.23	30.26		13	1.25		1.20		0.97		33
Y	12.58	0.26	3.53	3.79	(0.12)	—	—	(0.12)	16.25	30.45		97,758	1.14		1.14		1.72		33
F(8)	12.98	0.16	3.09	3.25	—	—	—	—	16.23	25.04	(5)	42,462	1.10	(6)	1.10	(6)	1.57	(6)	33
SDR	12.60	0.15	3.63	3.78	(0.12)	—	—	(0.12)	16.26	30.32		710,039	1.10		1.10		1.10		33

The accompanying notes are an integral part of these financial statements.

81

Hartford Schroders Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Schroders Emerging Markets Equity Fund(20) – (continued)

For the Year Ended October 31, 2016
A	$11.56	$0.08	$1.02	(10)	$1.10	$(0.07)	$—	$—	$(0.07)	$12.59	9.59%	$38,918	1.57%	1.49%	0.71%	47%
C(9)	12.68	(0.01)	(0.09)	(0.10)	—	—	—	—	12.58	(0.79	)(5)	10	2.06	(6)	2.06	(6)	(2.06	)(6)	47
I	11.56	0.10	1.03	(10)	1.13	(0.10)	—	—	(0.10)	12.59	9.94	1,020,291	1.32	1.24	0.89	47
R3(9)	12.68	(0.01)	(0.09)	(0.10)	—	—	—	—	12.58	(0.79	)(5)	10	1.75	(6)	1.75	(6)	(1.75	)(6)	47
R4(9)	12.68	(0.01)	(0.09)	(0.10)	—	—	—	—	12.58	(0.79	)(5)	10	1.46	(6)	1.46	(6)	(1.46	)(6)	47
R5(9)	12.68	—	(0.10)	(0.10)	—	—	—	—	12.58	(0.79	)(5)	10	1.17	(6)	1.17	(6)	(1.16	)(6)	47
Y(9)	12.68	—	(0.10)	(0.10)	—	—	—	—	12.58	(0.79	)(5)	10	1.06	(6)	1.06	(6)	(1.06	)(6)	47
SDR	11.57	0.12	1.03	(10)	1.15	(0.12)	—	—	(0.12)	12.60	10.10	561,740	1.18	1.10	1.05	47

Hartford Schroders Emerging Markets Multi-Sector Bond Fund(20)

For the Year Ended October 31, 2020
A	$9.12	$0.44	$(0.90)	$(0.46)	$(0.34)	$—	$(0.10)	$(0.44)	$8.22	(4.85)%	$1,727	1.41%	1.15%	5.22%	141%
C	9.08	0.38	(0.89)	(0.51)	(0.29)	—	(0.08)	(0.37)	8.20	(5.43)	215	2.23	1.90	4.48	141
I	9.11	0.47	(0.90)	(0.43)	(0.37)	—	(0.10)	(0.47)	8.21	(4.50)	21,211	1.05	0.82	5.56	141
R3	9.13	0.43	(0.89)	(0.46)	(0.34)	—	(0.10)	(0.44)	8.23	(4.79)	29	1.70	1.24	5.15	141
R4	9.11	0.46	(0.89)	(0.43)	(0.36)	—	(0.10)	(0.46)	8.22	(4.45)	11	1.40	0.92	5.48	141
R5	9.10	0.46	(0.88)	(0.42)	(0.37)	—	(0.10)	(0.47)	8.21	(4.41)	11	1.10	0.85	5.52	141
Y	9.10	0.47	(0.89)	(0.42)	(0.36)	—	(0.11)	(0.47)	8.21	(4.34)	2,376	0.98	0.76	5.60	141
F	9.10	0.51	(1.02)	(0.51)	(0.67)	—	(0.20)	(0.87)	7.72	(4.66)	11	0.98	0.75	5.58	141
SDR	9.11	0.47	(0.90)	(0.43)	(0.36)	—	(0.11)	(0.47)	8.21	(4.44)	34,536	0.98	0.75	5.62	141

For the Year Ended October 31, 2019
A	$8.79	$0.55	$0.25	$0.80	$(0.43)	$—	$(0.04)	$(0.47)	$9.12	9.21%	$1,829	1.29%	1.11%	6.12%	240%
C	8.74	0.48	0.25	0.73	(0.36)	—	(0.03)	(0.39)	9.08	8.44	266	2.14	1.90	5.39	240
I	8.78	0.58	0.25	0.83	(0.46)	—	(0.04)	(0.50)	9.11	9.65	29,715	1.00	0.83	6.37	240
R3	8.80	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.13	9.46	11	1.55	0.88	6.33	240
R4	8.78	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.11	9.45	11	1.28	0.86	6.35	240
R5	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.56	11	1.00	0.81	6.39	240
Y	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.61	2,046	0.94	0.76	6.39	240
F	8.78	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.10	9.66	23,084	0.93	0.75	6.45	240
SDR	8.79	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.11	9.65	37,109	0.93	0.75	6.44	240

For the Year Ended October 31, 2018
A	$9.98	$0.50	$(1.02)	$(0.52)	$(0.32)	$(0.13)	$(0.22)	$(0.67)	$8.79	(5.34)%	$3,389	1.29%	1.08%	5.42%	285%
C	9.95	0.41	(1.01)	(0.60)	(0.28)	(0.13)	(0.20)	(0.61)	8.74	(6.27)	414	2.16	1.90	4.52	285
I	9.97	0.52	(1.02)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.22)	36,557	1.02	0.85	5.63	285
R3	9.97	0.50	(1.03)	(0.53)	(0.30)	(0.13)	(0.21)	(0.64)	8.80	(5.43)	10	1.65	1.25	5.23	285
R4	9.97	0.52	(1.03)	(0.51)	(0.33)	(0.13)	(0.22)	(0.68)	8.78	(5.25)	10	1.35	0.92	5.54	285
R5	9.97	0.53	(1.03)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.23)	10	1.06	0.85	5.58	285
Y	9.97	0.49	(0.98)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.17)	970	0.95	0.77	5.29	285
F	9.96	0.53	(1.01)	(0.48)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.04)	28,842	0.94	0.75	5.67	285
SDR	9.98	0.56	(1.05)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.79	(5.11)	34,841	0.94	0.75	5.89	285

For the Year Ended October 31, 2017
A	$9.79	$0.55	$0.27	$0.82	$(0.53)	$(0.10)	$—	$(0.63)	$9.98	8.83%	$2,472	1.15%	1.03%	5.65%	212%
C	9.78	0.46	0.29	0.75	(0.48)	(0.10)	—	(0.58)	9.95	8.01	73	2.03	1.90	4.72	212
I	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.08	15,441	0.94	0.82	5.86	212
R3	9.78	0.54	0.28	0.82	(0.53)	(0.10)	—	(0.63)	9.97	8.74	36	1.63	1.19	5.53	212
R4	9.78	0.55	0.28	0.83	(0.54)	(0.10)	—	(0.64)	9.97	8.88	11	1.33	1.02	5.67	212
R5	9.78	0.57	0.27	0.84	(0.55)	(0.10)	—	(0.65)	9.97	9.07	11	1.04	0.85	5.82	212
Y	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.16	122	0.91	0.79	5.81	212
F(8)	9.70	0.39	0.30	0.69	(0.43)	—	—	(0.43)	9.96	7.22	(5)	11	0.87	(6)	0.75	(6)	5.90	(6)	212
SDR	9.79	0.58	0.27	0.85	(0.56)	(0.10)	—	(0.66)	9.98	9.16	57,054	0.87	0.75	5.93	212

The accompanying notes are an integral part of these financial statements.

82

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders Emerging Markets Multi-Sector Bond Fund(20) – (continued)

For the Year Ended October 31, 2016
A	$9.04	$0.52	$0.51	$1.03	$(0.28)	$—	$—	$(0.28)	$9.79	11.59%		$1,707	1.82%		1.11%		5.61%		147%
C(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(5)	10	1.73	(6)	1.73	(6)	7.72	(6)	147
I	9.02	0.55	0.51	1.06	(0.30)	—	—	(0.30)	9.78	11.94		9,218	1.54		0.85		5.89		147
R3(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(5)	10	1.41	(6)	1.41	(6)	8.09	(6)	147
R4(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(5)	10	1.13	(6)	1.13	(6)	8.46	(6)	147
R5(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(5)	10	0.84	(6)	0.84	(6)	8.46	(6)	147
Y(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(5)	10	0.73	(6)	0.73	(6)	8.82	(6)	147
SDR	9.03	0.56	0.51	1.07	(0.31)	—	—	(0.31)	9.79	12.04		51,219	1.36		0.71		5.99		147

Hartford Schroders International Multi-Cap Value Fund(20)

For the Year Ended October 31, 2020
A	$9.05	$0.17	$(1.24)	$(1.07)	$(0.22)	$—	$—	$(0.22)	$7.76	(12.01)%		$65,123	1.12%		1.12%		2.12%		119%
C	8.99	0.11	(1.23)	(1.12)	(0.16)	—	—	(0.16)	7.71	(12.69)		12,691	1.86		1.86		1.32		119
I	9.05	0.20	(1.26)	(1.06)	(0.24)	—	—	(0.24)	7.75	(11.86)		538,073	0.85		0.85		2.37		119
R3	9.02	0.14	(1.24)	(1.10)	(0.19)	—	—	(0.19)	7.73	(12.42)		13,398	1.48		1.48		1.71		119
R4	9.03	0.17	(1.24)	(1.07)	(0.22)	—	—	(0.22)	7.74	(12.07)		2,328	1.18		1.18		2.13		119
R5	9.04	0.20	(1.25)	(1.05)	(0.24)	—	—	(0.24)	7.75	(11.75)		17,008	0.86		0.86		2.42		119
Y	9.04	0.20	(1.24)	(1.04)	(0.25)	—	—	(0.25)	7.75	(11.72)		165,134	0.86		0.81		2.49		119
F	9.05	0.21	(1.25)	(1.04)	(0.25)	—	—	(0.25)	7.76	(11.65)		357,583	0.76		0.76		2.58		119
SDR	9.04	0.21	(1.26)	(1.05)	(0.25)	—	—	(0.25)	7.74	(11.78)		577,640	0.76		0.76		2.54		119

For the Year Ended October 31, 2019
A	$8.97	$0.27	$0.28	$0.55	$(0.25)	$(0.22)	$—	$(0.47)	$9.05	6.61%		$106,530	1.12%		1.12%		3.03%		119%
C	8.90	0.19	0.30	0.49	(0.18)	(0.22)	—	(0.40)	8.99	5.91		21,500	1.87		1.87		2.12		119
I	8.96	0.28	0.30	0.58	(0.27)	(0.22)	—	(0.49)	9.05	6.98		740,680	0.86		0.86		3.13		119
R3	8.94	0.28	0.25	0.53	(0.23)	(0.22)	—	(0.45)	9.02	6.36		19,748	1.48		1.48		3.25		119
R4	8.95	0.26	0.29	0.55	(0.25)	(0.22)	—	(0.47)	9.03	6.57		2,746	1.18		1.18		3.01		119
R5	8.95	0.26	0.32	0.58	(0.27)	(0.22)	—	(0.49)	9.04	6.97		21,262	0.87		0.87		2.99		119
Y	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.93		146,587	0.85		0.80		3.29		119
F	8.97	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.05	6.98		377,025	0.76		0.76		3.31		119
SDR	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.99		636,333	0.76		0.76		3.27		119

For the Year Ended October 31, 2018
A	$10.18	$0.23	$(1.09)	$(0.86)	$(0.24)	$(0.11)	$—	$(0.35)	$8.97	(8.71)%		$67,252	1.13%		1.10%		2.26%		87%
C	10.12	0.17	(1.10)	(0.93)	(0.18)	(0.11)	—	(0.29)	8.90	(9.47)		25,614	1.88		1.85		1.71		87
I	10.17	0.26	(1.09)	(0.83)	(0.27)	(0.11)	—	(0.38)	8.96	(8.47)		875,109	0.87		0.84		2.64		87
R3	10.15	0.22	(1.10)	(0.88)	(0.22)	(0.11)	—	(0.33)	8.94	(8.96)		613	1.50		1.43		2.22		87
R4	10.16	0.20	(1.06)	(0.86)	(0.24)	(0.11)	—	(0.35)	8.95	(8.76)		1,312	1.20		1.16		2.03		87
R5	10.17	0.27	(1.11)	(0.84)	(0.27)	(0.11)	—	(0.38)	8.95	(8.58)		22,482	0.88		0.85		2.68		87
Y	10.17	0.25	(1.07)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.42)		80,993	0.83		0.81		2.57		87
F	10.18	0.28	(1.10)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.97	(8.38)		251,677	0.78		0.75		2.78		87
SDR	10.17	0.27	(1.09)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.38)		540,822	0.78		0.75		2.69		87

For the Year Ended October 31, 2017
A	$8.61	$0.20	$1.53	$1.73	$(0.16)	$—	$—	$(0.16)	$10.18	20.26%		$58,977	1.20%		1.12%		2.08%		63%
C	8.60	0.15	1.50	1.65	(0.13)	—	—	(0.13)	10.12	19.31		15,580	1.93		1.85		1.51		63
I	8.60	0.24	1.52	1.76	(0.19)	—	—	(0.19)	10.17	20.47		706,652	0.91		0.82		2.48		63
R3	8.60	0.20	1.49	1.69	(0.14)	—	—	(0.14)	10.15	19.82		105	1.58		1.42		2.03		63
R4	8.60	0.18	1.54	1.72	(0.16)	—	—	(0.16)	10.16	20.23		809	1.24		1.15		1.83		63
R5	8.60	0.23	1.52	1.75	(0.18)	—	—	(0.18)	10.17	20.57		14,212	0.93		0.85		2.32		63
Y	8.60	0.21	1.56	1.77	(0.20)	—	—	(0.20)	10.17	20.80		4,440	0.84		0.76		2.30		63
F(8)	9.13	0.17	1.02	1.19	(0.14)	—	—	(0.14)	10.18	13.07	(5)	110,585	0.83	(6)	0.75	(6)	2.60	(6)	63
SDR	8.60	0.23	1.53	1.76	(0.19)	—	—	(0.19)	10.17	20.70		448,891	0.83		0.75		2.43		63

The accompanying notes are an integral part of these financial statements.

83

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders International Multi-Cap Value Fund(20) – (continued)

For the Year Ended October 31, 2016
A	$8.48	$0.15	$0.17	(10)	$0.32	$(0.19)	$—	$—	$(0.19)	$8.61	3.88%		$27,751	1.47%		1.14%		1.80%		94%
C(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(5)	10	1.80	(6)	1.80	(6)	(1.10	)(6)	94
I	8.47	0.18	0.16	(10)	0.34	(0.21)	—	—	(0.21)	8.60	4.27		183,321	1.22		0.89		2.15		94
R3(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(5)	10	1.48	(6)	1.48	(6)	(0.73	)(6)	94
R4(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(5)	10	1.19	(6)	1.19	(6)	(0.37	)(6)	94
R5(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(5)	10	0.91	(6)	0.91	(6)	0.73	(6)	94
Y(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(5)	10	0.80	(6)	0.80	(6)	—	(6)	94
SDR	8.46	0.20	0.16	(10)	0.36	(0.22)	—	—	(0.22)	8.60	4.44		221,643	1.06		0.75		2.37		94

Hartford Schroders International Stock Fund(20)

For the Year Ended October 31, 2020
A	$12.91	$0.07	$1.30		$1.37	$(0.14)	$—	$—	$(0.14)	$14.14	10.63%		$114,042	1.12%		1.11%		0.49%		34%
C	12.25	(0.03)	1.25		1.22	(0.04)	—	—	(0.04)	13.43	9.93		6,687	1.85		1.85		(0.21)		34
I	12.51	0.10	1.26		1.36	(0.16)	—	—	(0.16)	13.71	10.93		516,721	0.83		0.83		0.79		34
R3	12.47	0.03	1.26		1.29	(0.13)	—	—	(0.13)	13.63	10.38		734	1.46		1.45		0.25		34
R4	12.50	0.07	1.25		1.32	(0.15)	—	—	(0.15)	13.67	10.62		2,536	1.15		1.15		0.51		34
R5	12.52	0.11	1.26		1.37	(0.17)	—	—	(0.17)	13.72	10.96		12,208	0.83		0.83		0.84		34
Y	12.52	0.06	1.32		1.38	(0.14)	—	—	(0.14)	13.76	11.09		66,753	0.82		0.82		0.45		34
F	12.52	0.11	1.28		1.39	(0.17)	—	—	(0.17)	13.74	11.13		169,576	0.75		0.75		0.86		34
SDR	12.52	0.11	1.27		1.38	(0.17)	—	—	(0.17)	13.73	11.07		136,358	0.75		0.75		0.86		34

For the Year Ended October 31, 2019
A	$12.46	$0.17	$1.18		$1.35	$(0.15)	$(0.75)	$—	$(0.90)	$12.91	12.04%		$46,241	1.16%		1.14%		1.42%		37%
C	11.90	0.10	1.10		1.20	(0.10)	(0.75)	—	(0.85)	12.25	11.16		3,530	1.90		1.87		0.88		37
I	12.09	0.21	1.13		1.34	(0.17)	(0.75)	—	(0.92)	12.51	12.39		218,391	0.86		0.83		1.81		37
R3	12.08	0.16	1.13		1.29	(0.15)	(0.75)	—	(0.90)	12.47	11.93		190	1.44		1.33		1.35		37
R4	12.09	0.15	1.17		1.32	(0.16)	(0.75)	—	(0.91)	12.50	12.15		292	1.12		1.05		1.24		37
R5	12.10	0.15	1.19		1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.33		1,066	0.80		0.78		1.21		37
Y	12.11	0.21	1.12		1.33	(0.17)	(0.75)	—	(0.92)	12.52	12.38		676	0.87		0.84		1.80		37
F	12.10	0.22	1.12		1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.47		70,305	0.78		0.76		1.85		37
SDR	12.10	0.21	1.14		1.35	(0.18)	(0.75)	—	(0.93)	12.52	12.45		100,663	0.80		0.76		1.80		37

For the Year Ended October 31, 2018
A	$13.62	$0.19	$(1.22)		$(1.03)	$(0.13)	$—	$—	$(0.13)	$12.46	(7.63)%		$11,234	1.25%		1.16%		1.40%		65%
C	13.11	0.13	(1.21)		(1.08)	(0.13)	—	—	(0.13)	11.90	(8.33)		1,824	2.01		1.92		0.97		65
I	13.20	0.22	(1.17)		(0.95)	(0.16)	—	—	(0.16)	12.09	(7.32)		129,528	0.93		0.85		1.70		65
R3	13.19	0.21	(1.19)		(0.98)	(0.13)	—	—	(0.13)	12.08	(7.49)		12	1.61		1.02		1.59		65
R4	13.20	0.22	(1.19)		(0.97)	(0.14)	—	—	(0.14)	12.09	(7.42)		12	1.31		0.97		1.64		65
R5	13.22	0.22	(1.18)		(0.96)	(0.16)	—	—	(0.16)	12.10	(7.36)		12	1.01		0.90		1.69		65
Y	13.23	0.12	(1.07)		(0.95)	(0.17)	—	—	(0.17)	12.11	(7.32)		5,693	0.90		0.81		0.97		65
F	13.22	0.22	(1.17)		(0.95)	(0.17)	—	—	(0.17)	12.10	(7.32)		9,204	0.89		0.80		1.69		65
SDR	13.23	0.23	(1.18)		(0.95)	(0.18)	—	—	(0.18)	12.10	(7.33)		67,339	0.89		0.80		1.71		65

For the Year Ended October 31, 2017
A	$11.02	$0.12	$2.64		$2.76	$(0.16)	$—	$—	$(0.16)	$13.62	25.41%		$5,930	1.32%		1.20%		0.98%		53%
C	10.69	(0.02)	2.60		2.58	(0.16)	—	—	(0.16)	13.11	24.60		321	2.01		1.94		(0.13)		53
I	10.69	0.14	2.55		2.69	(0.18)	—	—	(0.18)	13.20	25.69		116,660	1.02		0.95		1.24		53
R3	10.69	0.12	2.55		2.67	(0.17)	—	—	(0.17)	13.19	25.45		13	1.62		1.18		1.04		53
R4	10.69	0.13	2.56		2.69	(0.18)	—	—	(0.18)	13.20	25.61		13	1.34		1.08		1.15		53
R5	10.69	0.16	2.55		2.71	(0.18)	—	—	(0.18)	13.22	25.88		13	1.02		0.90		1.34		53
Y	10.69	0.13	2.59		2.72	(0.18)	—	—	(0.18)	13.23	25.99		115	0.88		0.79		1.04		53
F(8)	10.87	0.04	2.31		2.35	—	—	—	—	13.22	21.62	(5)	844	0.85	(6)	0.80	(6)	0.52	(6)	53
SDR	10.70	0.17	2.55		2.72	(0.19)	—	—	(0.19)	13.23	25.88		77,051	0.86		0.80		1.45		53

The accompanying notes are an integral part of these financial statements.

84

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders International Stock Fund(20) – (continued)

For the Year Ended October 31, 2016
A	$11.35	$0.12	$(0.35	)(10)	$(0.23)	$(0.10)	$—	$—	$(0.10)	$11.02	(2.01)%		$3,217	1.45%		1.18%		1.11%		53%
C(9)	10.64	(0.01)	0.06		0.05	—	—	—	—	10.69	0.47	(5)	10	1.77	(6)	1.77	(6)	(1.77	)(6)	53
I	11.01	0.14	(0.33	)(10)	(0.19)	(0.13)	—	—	(0.13)	10.69	(1.70)		82,726	1.20		0.92		1.33		53
R3(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(5)	10	1.47	(6)	1.47	(6)	(1.47	)(6)	53
R4(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(5)	10	1.17	(6)	1.17	(6)	(1.17	)(6)	53
R5(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(5)	10	0.89	(6)	0.89	(6)	(0.87	)(6)	53
Y(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(5)	10	0.78	(6)	0.78	(6)	(0.78	)(6)	53
SDR	11.02	0.16	(0.33	)(10)	(0.17)	(0.15)	—	—	(0.15)	10.70	(1.54)		64,263	1.07		0.79		1.54		53

Hartford Schroders Securitized Income Fund

For the Year Ended October 31, 2020
A	$10.06	$0.21	$(0.25)		$(0.04)	$(0.22)	$(0.01)	$—	$(0.23)	$9.79	(0.41)%		$5,553	1.54	%(11)	1.10	%(12)(13)	2.12	%(14)	78%
C(15)	10.12	0.04	(0.31)		(0.27)	(0.06)	—	—	(0.06)	9.79	(2.64	)(5)	443	2.52	(6)(11)	2.29	(6)(12)(13)	0.55	(6)(14)	78
I	10.06	0.19	(0.23)		(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.42)		65,636	1.34	(11)	1.12	(12)(13)	1.94	(14)	78
Y	10.06	0.21	(0.25)		(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.36)		3,571	1.29	(11)	1.07	(12)(13)	2.20	(14)	78
F	10.05	0.22	(0.26)		(0.04)	(0.22)	(0.01)	—	(0.23)	9.78	(0.34)		2,035	1.28	(11)	1.06	(12)(13)	2.25	(14)	78
SDR	10.05	0.23	(0.26)		(0.03)	(0.23)	(0.01)	—	(0.24)	9.78	(0.31)		16,688	1.28	(11)	1.07	(12)(13)	2.32	(14)	78

For the Year Ended October 31, 2019(16)
A	$10.00	$0.17	$0.03		$0.20	$(0.14)	$—	$—	$(0.14)	$10.06	2.04	%(5)	$3,571	1.58	%(6)(17)	1.00	%(6)(18)(12)	2.49	%(6)(19)	35%
I	10.00	0.17	0.04		0.21	(0.15)	—	—	(0.15)	10.06	2.09	(5)	4,633	1.33	(6)(17)	0.96	(6)(18)(12)	2.52	(6)(19)	35
Y	10.00	0.17	0.04		0.21	(0.15)	—	—	(0.15)	10.06	2.13	(5)	3,583	1.27	(6)(17)	0.91	(6)(18)(12)	2.58	(6)(19)	35
F	10.00	0.18	0.03		0.21	(0.16)	—	—	(0.16)	10.05	2.06	(5)	2,544	1.26	(6)(17)	0.89	(6)(18)(12)	2.61	(6)(19)	35
SDR	10.00	0.17	0.04		0.21	(0.16)	—	—	(0.16)	10.05	2.19	(5)	80,616	1.24	(6)(17)	0.86	(6)(18)(12)	2.55	(6)(19)	35

Hartford Schroders Tax-Aware Bond Fund(20)

For the Year Ended October 31, 2020
A	$11.34	$0.16	$0.32		$0.48	$(0.17)	$(0.23)	$—	$(0.40)	$11.42	4.31%		$56,486	0.82%		0.71%		1.39%		186%
C	11.34	0.06	0.33		0.39	(0.06)	(0.23)	—	(0.29)	11.44	3.53		8,731	1.61		1.55		0.56		186
I	11.34	0.18	0.34		0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.64		283,060	0.60		0.49		1.61		186
Y	11.35	0.18	0.33		0.51	(0.19)	(0.23)	—	(0.42)	11.44	4.56		213	0.63		0.56		1.56		186
F	11.35	0.19	0.33		0.52	(0.20)	(0.23)	—	(0.43)	11.44	4.67		33,074	0.52		0.46		1.64		186
SDR	11.34	0.19	0.33		0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.68		61,878	0.52		0.46		1.66		186

For the Year Ended October 31, 2019
A	$10.66	$0.23	$0.80		$1.03	$(0.23)	$(0.12)	$—	$(0.35)	$11.34	9.79%		$36,158	0.83%		0.71%		2.08%		161%
C	10.65	0.14	0.80		0.94	(0.13)	(0.12)	—	(0.25)	11.34	8.91		7,894	1.61		1.54		1.26		161
I	10.67	0.26	0.79		1.05	(0.26)	(0.12)	—	(0.38)	11.34	9.95		209,719	0.61		0.48		2.31		161
Y	10.67	0.26	0.79		1.05	(0.25)	(0.12)	—	(0.37)	11.35	9.98		204	0.60		0.53		2.31		161
F	10.67	0.26	0.80		1.06	(0.26)	(0.12)	—	(0.38)	11.35	10.06		20,569	0.53		0.46		2.33		161
SDR	10.66	0.26	0.80		1.06	(0.26)	(0.12)	—	(0.38)	11.34	10.08		60,005	0.53		0.46		2.38		161

For the Year Ended October 31, 2018
A	$11.08	$0.23	$(0.42)		$(0.19)	$(0.22)	$(0.01)	$—	$(0.23)	$10.66	(1.77)%		$25,186	0.86%		0.71%		2.07%		161%
C	11.07	0.14	(0.43)		(0.29)	(0.12)	(0.01)	—	(0.13)	10.65	(2.64)		4,819	1.62		1.53		1.24		161
I	11.10	0.25	(0.42)		(0.17)	(0.25)	(0.01)	—	(0.26)	10.67	(1.59)		120,282	0.62		0.46		2.31		161
Y	11.10	0.25	(0.43)		(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.63)		214	0.57		0.48		2.30		161
F	11.10	0.26	(0.44)		(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.60)		8,689	0.55		0.46		2.36		161
SDR	11.09	0.25	(0.43)		(0.18)	(0.24)	(0.01)	—	(0.25)	10.66	(1.60)		59,590	0.55		0.46		2.30		161

The accompanying notes are an integral part of these financial statements.

85

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Schroders Tax-Aware Bond Fund(20) – (continued)

For the Year Ended October 31, 2017
A	$11.19	$0.20	$(0.07)	$0.13	$(0.20)	$(0.04)	$—	$(0.24)	$11.08	1.20%		$22,948	0.86%	0.71%	1.83%	72%
C	11.20	0.11	(0.07)	0.04	(0.13)	(0.04)	—	(0.17)	11.07	0.40		4,712	1.58	1.50	0.96	72
I	11.21	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.10	1.45		147,851	0.58	0.46	2.10	72
Y	11.20	0.23	(0.07)	0.16	(0.22)	(0.04)	—	(0.26)	11.10	1.53		10	0.54	0.46	2.08	72
F(8)	10.93	0.14	0.17	0.31	(0.14)	—	—	(0.14)	11.10	2.85	(5)	2,377	0.53 (6)	0.46 (6)	1.96 (6)	72
SDR	11.20	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.09	1.46		70,615	0.54	0.46	2.12	72

For the Year Ended October 31, 2016
A	$10.84	$0.25	$0.35	$0.60	$(0.25)	$—	$—	$(0.25)	$11.19	5.61%		$8,648	0.90%	0.70%	2.22%	42%
C(9)	11.23	—	(0.01)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.10	)(5)	10	1.46 (6)	1.45 (6)	1.47 (6)	42
I	10.84	0.28	0.37	0.65	(0.28)	—	—	(0.28)	11.21	6.02		82,088	0.66	0.45	2.55	42
Y(9)	11.23	0.01	(0.02)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08	)(5)	10	0.46 (6)	0.45 (6)	2.56 (6)	42
SDR	11.23	0.01	(0.02)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08)		66,275	0.47	0.46	4.71	42

Hartford Schroders US MidCap Opportunities Fund(20)

For the Year Ended October 31, 2020
A	$15.01	$0.01	$(0.35)	$(0.34)	$0.00 (7)	$(0.10)	$—	$(0.10)	$14.57	(2.25)%		$71,370	1.18%	1.18%	0.06%	53%
C	15.21	(0.10)	(0.34)	(0.44)	—	(0.10)	—	(0.10)	14.67	(2.90)		43,785	1.92	1.92	(0.67)	53
I	15.63	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.19	(1.92)		352,667	0.90	0.90	0.35	53
R3	15.41	(0.04)	(0.35)	(0.39)	—	(0.10)	—	(0.10)	14.92	(2.54)		975	1.53	1.53	(0.28)	53
R4	15.53	0.00 (7)	(0.35)	(0.35)	—	(0.10)	—	(0.10)	15.08	(2.26)		567	1.23	1.23	0.01	53
R5	15.60	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.16	(1.96)		1,229	0.93	0.93	0.31	53
Y	15.63	0.05	(0.35)	(0.30)	(0.05)	(0.10)	—	(0.15)	15.18	(1.93)		77,493	0.91	0.90	0.34	53
F	15.64	0.06	(0.34)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.20	(1.82)		55,554	0.81	0.81	0.42	53
SDR	15.67	0.07	(0.35)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.23	(1.81)		37,895	0.81	0.81	0.45	53

For the Year Ended October 31, 2019
A	$13.68	$0.02	$1.58	$1.60	$—	$(0.27)	$—	$(0.27)	$15.01	12.12%		$87,831	1.27%	1.27%	0.14%	39%
C	13.97	(0.09)	1.60	1.51	—	(0.27)	—	(0.27)	15.21	11.29		60,195	2.02	2.02	(0.61)	39
I	14.24	0.06	1.64	1.70	(0.04)	(0.27)	—	(0.31)	15.63	12.41		496,725	1.00	1.00	0.42	39
R3	14.09	(0.04)	1.63	1.59	—	(0.27)	—	(0.27)	15.41	11.69		1,423	1.62	1.62	(0.25)	39
R4	14.17	0.01	1.64	1.65	(0.02)	(0.27)	—	(0.29)	15.53	12.09		627	1.32	1.32	0.09	39
R5	14.24	0.06	1.62	1.68	(0.05)	(0.27)	—	(0.32)	15.60	12.32		1,476	1.02	1.02	0.39	39
Y	14.24	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.63	12.50		116,557	0.97	0.95	0.44	39
F	14.25	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.64	12.52		54,955	0.91	0.91	0.48	39
SDR	14.28	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.67	12.49		82,604	0.91	0.91	0.48	39

For the Year Ended October 31, 2018
A	$13.97	$0.01	$(0.10)	$(0.09)	$—	$(0.20)	$—	$(0.20)	$13.68	(0.66)%		$96,491	1.26%	1.25%	0.05%	37%
C	14.37	(0.11)	(0.09)	(0.20)	—	(0.20)	—	(0.20)	13.97	(1.49)		67,037	2.02	2.01	(0.72)	37
I	14.52	0.05	(0.11)	(0.06)	(0.02)	(0.20)	—	(0.22)	14.24	(0.44)		648,971	0.99	0.98	0.31	37
R3	14.43	(0.05)	(0.09)	(0.14)	—	(0.20)	—	(0.20)	14.09	(1.06)		950	1.63	1.60	(0.31)	37
R4	14.48	—	(0.10)	(0.10)	(0.01)	(0.20)	—	(0.21)	14.17	(0.74)		775	1.33	1.30	(0.03)	37
R5	14.51	0.04	(0.09)	(0.05)	(0.02)	(0.20)	—	(0.22)	14.24	(0.42)		1,864	1.03	1.00	0.26	37
Y	14.53	0.04	(0.10)	(0.06)	(0.03)	(0.20)	—	(0.23)	14.24	(0.46)		108,680	0.96	0.94	0.25	37
F	14.53	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.25	(0.37)		45,449	0.91	0.90	0.38	37
SDR	14.56	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.28	(0.37)		57,898	0.91	0.90	0.38	37

The accompanying notes are an integral part of these financial statements.

86

Hartford Schroders Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Schroders US MidCap Opportunities Fund(20) – (continued)

For the Year Ended October 31, 2017
A	$11.98	$(0.02)	$2.22	$2.20	$(0.02)	$(0.19)	$—	$(0.21)	$13.97	18.57%	$116,594	1.28%	1.27%	(0.12)%	54%
C	12.41	(0.13)	2.31	2.18	(0.03)	(0.19)	—	(0.22)	14.37	17.75	48,121	2.04	2.02	(0.94)	54
I	12.42	0.02	2.30	2.32	(0.03)	(0.19)	—	(0.22)	14.52	18.91	620,850	1.02	1.01	0.15	54
R3	12.41	(0.07)	2.30	2.23	(0.02)	(0.19)	—	(0.21)	14.43	18.28	425	1.64	1.60	(0.49)	54
R4	12.42	(0.04)	2.31	2.27	(0.02)	(0.19)	—	(0.21)	14.48	18.52	274	1.39	1.30	(0.28)	54
R5	12.42	0.02	2.29	2.31	(0.03)	(0.19)	—	(0.22)	14.51	18.82	56	1.14	1.00	0.18	54
Y	12.42	0.02	2.31	2.33	(0.03)	(0.19)	—	(0.22)	14.53	19.00	11,479	0.96	0.94	0.16	54
F(8)	13.63	0.01	0.89	0.90	—	—	—	—	14.53	6.60	(5)	8,436	0.91	(6)	0.90	(6)	0.14	(6)	54
SDR	12.44	0.03	2.31	2.34	(0.03)	(0.19)	—	(0.22)	14.56	19.06	21,490	0.91	0.90	0.24	54

For the Year Ended October 31, 2016
A	$12.36	$0.02	$0.89	(10)	$0.91	$—	$(1.29)	$—	$(1.29)	$11.98	8.40%	$32,399	1.67%	1.26%	0.15%	72%
C(9)	12.49	(0.01)	(0.07)	(0.08)	—	—	—	—	12.41	(0.64	)(5)	10	1.86	(6)	1.86	(6)	(1.49	)(6)	72
I	12.74	0.05	0.92	(10)	0.97	—	(1.29)	—	(1.29)	12.42	8.68	177,197	1.44	1.01	0.45	72
R3(9)	12.49	—	(0.08)	(0.08)	—	—	—	—	12.41	(0.64	)(5)	10	1.54	(6)	1.54	(6)	(1.18	)(6)	72
R4(9)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56	)(5)	10	1.25	(6)	1.25	(6)	(0.89	)(6)	72
R5(9)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56	)(5)	10	0.97	(6)	0.97	(6)	(0.57	)(6)	72
Y(9)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56	)(5)	10	0.86	(6)	0.86	(6)	(0.49	)(6)	72
SDR	12.76	0.06	0.92	(10)	0.98	(0.01)	(1.29)	—	(1.30)	12.44	8.77	5,111	1.33	0.88	0.47	72

Hartford Schroders US Small Cap Opportunities Fund(20)

For the Year Ended October 31, 2020
A	$25.69	$0.01	$(1.19)	$(1.18)	$(0.02)	$(1.29)	$—	$(1.31)	$23.20	(5.02)%	$23,897	1.42%	1.35%	0.06%	47%
C	26.23	(0.16)	(1.24)	(1.40)	—	(1.29)	—	(1.29)	23.54	(5.77)	6,957	2.17	2.10	(0.67)	47
I	27.00	0.09	(1.27)	(1.18)	(0.08)	(1.29)	—	(1.37)	24.45	(4.78)	144,885	1.11	1.05	0.38	47
R3	26.71	(0.07)	(1.24)	(1.31)	—	(1.29)	—	(1.29)	24.11	(5.31)	242	1.73	1.64	(0.30)	47
R4	26.93	0.02	(1.27)	(1.25)	(0.04)	(1.29)	—	(1.33)	24.35	(5.04)	194	1.43	1.35	0.08	47
R5	26.98	0.06	(1.23)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.44	(4.78)	293	1.13	1.05	0.25	47
Y	27.00	0.09	(1.26)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.46	(4.74)	23,531	1.12	1.05	0.39	47
F	27.03	0.10	(1.25)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.49	(4.68)	10,407	1.01	0.95	0.41	47
SDR	27.06	0.08	(1.23)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.52	(4.66)	23,538	1.01	0.95	0.36	47

For the Year Ended October 31, 2019
A	$25.55	$0.02	$2.38	$2.40	$(0.01)	$(2.25)	$—	$(2.26)	$25.69	11.21%	$20,928	1.43%	1.35%	0.07%	45%
C	26.20	(0.16)	2.44	2.28	—	(2.25)	—	(2.25)	26.23	10.43	7,096	2.18	2.10	(0.65)	45
I	26.71	0.10	2.50	2.60	(0.06)	(2.25)	—	(2.31)	27.00	11.59	140,024	1.11	1.04	0.40	45
R3	26.53	(0.05)	2.48	2.43	—	(2.25)	—	(2.25)	26.71	10.90	111	1.74	1.63	(0.21)	45
R4	26.68	—	2.54	2.54	(0.04)	(2.25)	—	(2.29)	26.93	11.33	259	1.44	1.31	(0.01)	45
R5	26.70	0.08	2.51	2.59	(0.06)	(2.25)	—	(2.31)	26.98	11.56	78	1.12	1.05	0.31	45
Y	26.73	0.11	2.50	2.61	(0.09)	(2.25)	—	(2.34)	27.00	11.62	25,883	1.08	1.01	0.43	45
F	26.74	0.12	2.51	2.63	(0.09)	(2.25)	—	(2.34)	27.03	11.69	4,483	1.02	0.95	0.47	45
SDR	26.78	0.13	2.49	2.62	(0.09)	(2.25)	—	(2.34)	27.06	11.67	11,328	1.02	0.95	0.50	45

For the Year Ended October 31, 2018
A	$27.97	$(0.02)	$(0.04)	$(0.06)	$—	$(2.36)	$—	$(2.36)	$25.55	(0.34)%	$13,976	1.43%	1.34%	(0.08)%	42%
C	28.82	(0.23)	(0.03)	(0.26)	—	(2.36)	—	(2.36)	26.20	(1.08)	6,892	2.18	2.09	(0.84)	42
I	29.14	0.07	(0.05)	0.02	(0.09)	(2.36)	—	(2.45)	26.71	(0.05)	109,710	1.12	1.04	0.25	42
R3	29.06	(0.08)	(0.05)	(0.13)	(0.04)	(2.36)	—	(2.40)	26.53	(0.58)	66	1.75	1.58	(0.30)	42
R4	29.08	0.04	(0.04)	—	(0.04)	(2.36)	—	(2.40)	26.68	(0.11)	11	1.45	1.13	0.12	42
R5	29.11	0.07	(0.05)	0.02	(0.07)	(2.36)	—	(2.43)	26.70	(0.02)	19	1.15	1.05	0.23	42
Y	29.14	0.09	(0.05)	0.04	(0.09)	(2.36)	—	(2.45)	26.73	0.03	23,507	1.03	0.95	0.33	42
F	29.15	0.08	(0.04)	0.04	(0.09)	(2.36)	—	(2.45)	26.74	0.04	2,841	1.03	0.95	0.30	42
SDR	29.19	0.13	(0.08)	0.05	(0.10)	(2.36)	—	(2.46)	26.78	0.07	10,952	1.03	0.95	0.44	42

The accompanying notes are an integral part of these financial statements.

87

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders US Small Cap Opportunities Fund(20) – (continued)

For the Year Ended October 31, 2017
A	$23.78	$(0.07)	$5.71	$5.64	$(0.07)	$(1.38)	$—	$(1.45)	$27.97	24.43%		$17,379	1.41%		1.35%		(0.25)%		69%
C	24.66	(0.27)	5.90	5.63	(0.09)	(1.38)	—	(1.47)	28.82	23.50		4,426	2.14		2.08		(1.00)		69
I	24.67	0.05	5.90	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.85		124,651	1.05		1.00		0.20		69
R3	24.67	(0.07)	5.91	5.84	(0.07)	(1.38)	—	(1.45)	29.06	24.36		54	1.76		1.38		(0.27)		69
R4	24.67	(0.01)	5.88	5.87	(0.08)	(1.38)	—	(1.46)	29.08	24.51		11	1.46		1.22		(0.03)		69
R5	24.67	0.04	5.88	5.92	(0.10)	(1.38)	—	(1.48)	29.11	24.72		20	1.25		1.05		0.13		69
Y	24.67	(0.05)	6.00	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.86		26,227	1.04		0.95		(0.17)		69
F(8)	26.78	0.02	2.35	2.37	—	—	—	—	29.15	8.85	(5)	1,256	1.00	(6)	0.96	(6)	0.10	(6)	69
SDR	24.71	0.05	5.91	5.96	(0.10)	(1.38)	—	(1.48)	29.19	24.86		32,525	1.00		0.95		0.17		69

For the Year Ended October 31, 2016
A	$24.46	$0.03	$1.14	$1.17	$—	$(1.85)	$—	$(1.85)	$23.78	5.33%		$2,579	1.65%		1.41%		0.12%		51%
C(9)	24.96	(0.01)	(0.29)	(0.30)	—	—	—	—	24.66	(1.20	)(5)	10	1.90	(6)	1.90	(6)	(1.70	)(6)	51
I	25.25	0.08	1.19	1.27	—	(1.85)	—	(1.85)	24.67	5.58		113,072	1.41		1.16		0.33		51
R3(9)	24.96	(0.01)	(0.28)	(0.29)	—	—	—	—	24.67	(1.16	)(5)	10	1.59	(6)	1.59	(6)	(1.39	)(6)	51
R4(9)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16	)(5)	10	1.31	(6)	1.31	(6)	(1.10	)(6)	51
R5(9)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16	)(5)	10	1.02	(6)	1.02	(6)	(0.80	)(6)	51
Y(9)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16	)(5)	10	0.91	(6)	0.91	(6)	(0.70	)(6)	51
SDR	25.25	0.12	1.19	1.31	—	(1.85)	—	(1.85)	24.71	5.74		6,806	1.26		1.02		0.50		51

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on March 31, 2020.
(5)	Not annualized.
(6)	Annualized.
(7)	Amount is less than $0.01 per share.
(8)	Commenced operations on February 28, 2017.
(9)	Commenced operations on October 24, 2016.
(10)	Includes redemption fees. Amount was less than $0.01 per share.
(11)

The ratio of expenses before adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 1.18%, 2.16%, 0.97%, 0.92%, 0.92% and 0.92% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

(12)

Includes the impact of certain non-contractual waivers. Please see the fee table in the Fund’s prospectus for the Fund’s estimated total annual fund operating expenses (before and after contractual waivers and/or reimbursements).

(13)

The ratio of expenses after adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 0.74%, 1.93%, 0.76%, 0.71%, 0.70% and 0.70% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively. This includes the impact of certain non-contractual waivers.

(14)

The ratio of net investment income to average net assets excluding interest expense for the year ended October 31, 2020 was 2.48%, 0.91%, 2.30%, 2.56%, 2.61% and 2.69% for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

(15)	Commenced operations on February 28, 2020.
(16)	Commenced operations on February 28, 2019.
(17)

The ratio of expenses before adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 1.39%, 1.14%, 1.09%, 1.07% and 1.07% for Class A, Class I, Class Y, Class F and Class SDR, respectively.

(18)

The ratio of expenses after adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 0.79%, 0.76%, 0.70%, 0.68% and 0.70% for Class A, Class I, Class Y, Class F and Class SDR, respectively. This includes the impact of certain non-contractual waivers.

(19)

The ratio of net investment income to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 2.68%, 2.71%, 2.77%, 2.81% and 2.71% for Class A, Class I, Class Y, Class F and Class SDR, respectively.

(20)

Prior to October 24, 2016 this Fund operated under a different name. Effective before the opening of business on October 24, 2016, the Advisor, Investor, and R6 share classes were redesignated as Class A, I, and SDR, respectively.

The accompanying notes are an integral part of these financial statements.

88

Hartford Schroders Funds

Notes to Financial Statements

October 31, 2020

1.	Organization:

The Hartford Mutual Funds II, Inc. (the “Company”) is an open-end registered management investment company comprised of fourteen series, as of October 31, 2020. Financial statements of each series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds II, Inc.:

Hartford Schroders China A Fund (the “China A Fund”)

Hartford Schroders Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Emerging Markets Multi-Sector Bond Fund”)

Hartford Schroders International Multi-Cap Value Fund (the “International Multi-Cap Value Fund”)

Hartford Schroders International Stock Fund (the “International Stock Fund”)

Hartford Schroders Securitized Income Fund (the “Securitized Income Fund”)

Hartford Schroders Tax-Aware Bond Fund (the “Tax-Aware Bond Fund”)

Hartford Schroders US MidCap Opportunities Fund (the “US MidCap Opportunities Fund”)

Hartford Schroders US Small Cap Opportunities Fund (the “US Small Cap Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except China A Fund and Emerging Markets Multi-Sector Bond Fund, is a diversified open-end management investment company. China A Fund and Emerging Markets Multi-Sector Bond Fund are each a non-diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification-Topic 946, “Financial Services – Investment Companies”.

The China A Fund commenced operations on March 31, 2020. Each Fund has registered for sale Class A, Class C, Class I, Class Y, Class F and Class SDR shares. In addition, each Fund, except China A Fund, Securitized Income Fund and Tax-Aware Bond Fund, has registered for sale Class R3, Class R4 and Class R5 shares. Effective February 28, 2020, Class C of the Securitized Income Fund commenced operations. Class A shares of each Fund, except Emerging Markets Multi-Sector Bond Fund, Securitized Income Fund and Tax-Aware Bond Fund, are sold with a front-end sales charge of up to 5.50%. Class A shares of Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund are sold with a front-end sales charge of up to 4.50%. Class A shares of Securitized Income Fund are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, Y, F and SDR shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of each Fund’s shares is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

89

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

90

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business

91

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of China A Fund, Emerging Markets Equity Fund, International Stock Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Securitized Income Fund and Tax-Aware Bond Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Cash Flow Information – The Securitized Income Fund has included a Statement of Cash Flows, which provides additional information on cash receipts and cash payments, as a result of its significant investments in reverse repurchase agreements throughout the year. Cash may include domestic and foreign currency as well as restricted cash held at brokers.

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2020.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2020.

c)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and

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October 31, 2020

volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2020.

d)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2020.

e)

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

For the year ended October 31, 2020, Securitized Income Fund had used Reverse Repurchase Agreements.

For the year ended October 31, 2020, the Securitized Income Fund had an outstanding reverse repurchase agreement balance for 366 days. The average amount of borrowings was $17,582,746 and the annualized weighted average interest rate was 10.83% during the period end.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a master repurchase agreement (“MRA”) and net of the related collateral received/pledged by the Securitized Income Fund as of October 31, 2020:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged[1]	Net Amount[2]
JP Morgan Chase Bank	$19,532,637	$(19,532,637)	$—
Merrill Lynch Mortgage Investors Trust	11,390,876	(11,390,876)	—

Total	$30,923,513	$(30,923,513)	$—

[1]

Collateral with a value of $37,177,244 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2020, each of Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund and Securitized Income Fund had used Foreign Currency Contracts.

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b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2020, each of Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, Securitized Income Fund, Tax-Aware Bond Fund and US MidCap Opportunities Fund had used Futures Contracts.

c)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy,

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October 31, 2020

failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2020, the Emerging Markets Multi-Sector Bond Fund had used Credit Default Swaps.

d)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(13,368)	$—	$—	$—	$—	$(13,368)

Total	$—	$(13,368)	$—	$—	$—	$—	$(13,368)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$126,458

Emerging Markets Multi-Sector Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$142,647	$—	$—	$—	$—	$142,647
Unrealized appreciation on swap contracts	—	—	2,062	—	—	—	2,062

Total	$—	$142,647	$2,062	$—	$—	$—	$144,709

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$57,120	$—	$—	$—	$—	$57,120
Unrealized depreciation on swap contracts(1)	—	—	63,129	—	—	—	63,129

Total	$—	$57,120	$63,129	$—	$—	$—	$120,249

(1)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

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October 31, 2020

Emerging Markets Multi-Sector Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(219,087)	$—	$—	$—	$—	$—	$(219,087)
Net realized gain (loss) on swap contracts	—	—	(67,912)	—	—	—	(67,912)
Net realized gain (loss) on foreign currency contracts	—	(631,007)	—	—	—	—	(631,007)

Total	$(219,087)	$(631,007)	$(67,912)	$—	$—	$—	$(918,006)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$6,047	$—	$—	$—	$—	$—	$6,047
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(61,732)	—	—	—	(61,732)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	549,106	—	—	—	—	549,106

Total	$6,047	$549,106	$(61,732)	$—	$—	$—	$493,421

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	2
Futures Contracts Short at Number of Contracts	(4)
Swap Contracts at Notional Amount	$5,829,167
Foreign Currency Contracts Purchased at Contract Amount	$14,988,846
Foreign Currency Contracts Sold at Contract Amount	$11,683,660

International Multi-Cap Value Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$79,148	$—	$—	$—	$—	$79,148

Total	$—	$79,148	$—	$—	$—	$—	$79,148

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$881,902	$—	$—	$—	$—	$881,902

Total	$—	$881,902	$—	$—	$—	$—	$881,902

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(2,639,875)	$—	$—	$(2,639,875)
Net realized gain (loss) on foreign currency contracts	—	(1,545,852)	—	—	—	—	(1,545,852)

Total	$—	$(1,545,852)	$—	$(2,639,875)	$—	$—	$(4,185,727)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(703,726)	$—	$—	$—	$—	$(703,726)

Total	$—	$(703,726)	$—	$—	$—	$—	$(703,726)

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Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

International Multi-Cap Value Fund – (continued)

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	14
Foreign Currency Contracts Purchased at Contract Amount	$7,710,968
Foreign Currency Contracts Sold at Contract Amount	$49,415,698

Securitized Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$15,225	$—	$—	$—	$—	$15,225

Total	$—	$15,225	$—	$—	$—	$—	$15,225

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$20,040	$—	$—	$—	$—	$20,040

Total	$—	$20,040	$—	$—	$—	$—	$20,040

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$(314,298)	$—	$—	$—	$—	$(314,298)
Net realized gain (loss) on foreign currency contracts	—	9,089	—	—	—	—	9,089

Total	$—	$(305,209)	$—	$—	$—	$—	$(305,209)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$234,239	$—	$—	$—	$—	$234,239
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(4,815)	—	—	—	—	(4,815)

Total	$—	$229,424	$—	$—	$—	$—	$229,424

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short at Number of Contracts	(58)
Foreign Currency Contracts Purchased at Contract Amount	$238,766
Foreign Currency Contracts Sold at Contract Amount	$1,059,620

Tax-Aware Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$520,335	$—	$—	$—	$—	$—	$520,335

Total	$520,335	$—	$—	$—	$—	$—	$520,335

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

97

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

Tax-Aware Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,124,168)	$—	$—	$—	$—	$—	$(1,124,168)

Total	$(1,124,168)	$—	$—	$—	$—	$—	$(1,124,168)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$493,780	$—	$—	$—	$—	$—	$493,780

Total	$493,780	$—	$—	$—	$—	$—	$493,780

For the year ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	35
Futures Contracts Short at Number of Contracts	(260)

e)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2020:

Emerging Markets Multi-Sector Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$142,647	$(57,120)
Swap contracts	2,062	(63,129)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	144,709	(120,249)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$144,709	$(120,249)

Emerging Markets Multi-Sector Bond Fund

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$32,088	$(23,024)	$—	$—	$9,064
JP Morgan Chase & Co.	55,497	(55,497)	—	—	—
Morgan Stanley	5,110	(5,110)	—	—	—
UBS AG	52,014	—	—	—	52,014

Total	$144,709	$(83,631)	$—	$—	$61,078

98

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Notes to Financial Statements – (continued)

October 31, 2020

Emerging Markets Multi-Sector Bond Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(23,024)	$23,024	$—	$—	$—
JP Morgan Chase & Co.	(57,624)	55,497	—	—	(2,127)
Morgan Stanley	(39,601)	5,110	—	—	(34,491)

Total	$(120,249)	$83,631	$—	$—	$(36,618)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Multi-Cap Value Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$79,148	$(881,902)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	79,148	(881,902)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$79,148	$(881,902)

International Multi-Cap Value Fund

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$79,148	$(79,148)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(698,951)	$—	$—	$—	$(698,951)
JP Morgan Chase & Co.	(182,951)	79,148	—	—	(103,803)

Total	$(881,902)	$79,148	$—	$—	$(802,754)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Securitized Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$15,225	$(20,040)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,225	(20,040)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$15,225	$(20,040)

Securitized Income Fund

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$10,075	$—	$—	$—	$10,075
JP Morgan Chase & Co.	5,150	—	—	—	5,150

Total	$15,225	$—	$—	$—	$15,225

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Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

Securitized Income Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(11,567)	$—	$—	$—	$(11,567)
Barclays	(406)	—	—	—	(406)
Citibank NA	(776)	—	—	—	(776)
Morgan Stanley	(35)	—	—	—	(35)
UBS AG	(7,256)	—	—	—	(7,256)

Total	$(20,040)	$—	$—	$—	$(20,040)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Tax-Aware Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$520,335	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	520,335	—

Derivatives not subject to a MNA	(520,335)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different

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October 31, 2020

accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

As a result of the China A Fund’s focus in China A shares, the Fund may be subject to increased currency, political, economic, social, environmental, regulatory and other risks not typically associated with investing in a larger number of countries or regions. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. Nevertheless, China remains an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. China A shares are equity securities of companies located in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The China A Fund may invest in China A shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the Fund’s ability to trade in China A shares during those periods. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund. The Fund’s investments in China A shares are generally subject to the laws of the People’s Republic of China (“PRC”), including local securities regulations and listing rules. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to its China A shares holdings. Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict the Fund’s ability to invest in China A shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. If the Fund invests through the Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor systems, it may be subject to additional risks, such as failure to achieve best execution, trading disruption, custody risk and credit loss. In difficult market conditions, the Fund may not be able to sell its investments easily or at all, which could affect Fund performance and the Fund’s liquidity.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

The Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The use of LIBOR is expected to be phased out by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency

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October 31, 2020

gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2020 and October 31, 2019 are as follows:

	For the Year Ended October 31, 2020				For the Year Ended October 31, 2019
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
China A Fund	$—	$—	$—	$—	$—	$—	$—	$—
Emerging Markets Equity Fund	—	85,774,060	—	—	—	39,644,839	—	—
Emerging Markets Multi-Sector Bond Fund	—	2,799,007	—	819,588	—	5,060,463	—	449,054
International Multi-Cap Value Fund	—	56,756,679	—	—	—	84,909,372	18,475,074	—
International Stock Fund	—	5,533,113	—	—	—	9,083,992	8,985,009	—
Securitized Income Fund	—	1,774,094	33,289	—	—	896,077	—	—
Tax-Aware Bond Fund	4,164,856	6,023,461	3,237,898	—	3,566,783	2,140,618	2,272,801	—
US MidCap Opportunities Fund	—	2,157,050	6,148,756	—	—	7,239,899	14,900,220	—
US Small Cap Opportunities Fund	—	1,091,183	9,867,740	—	—	3,576,104	10,972,812	—

(1)	The Funds designate these distributions as long-term capital gains pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
China A Fund	$—	$816,256	$—	$—	$—	$1,737,493	$2,553,749
Emerging Markets Equity Fund	—	43,121,385	—	(425,117,846)	(579)	1,186,857,733	804,860,693
Emerging Markets Multi-Sector Bond Fund	—	—	—	(12,939,365)	(9,339)	(1,027,227)	(13,975,931)
International Multi-Cap Value Fund	—	15,299,795	—	(244,440,804)	(2,142)	(179,058,346)	(408,201,497)
International Stock Fund	—	4,499,194	—	(3,350,999)	—	103,724,071	104,872,266
Securitized Income Fund	—	258,610	—	(713,403)	—	(1,136,736)	(1,591,529)
Tax-Aware Bond Fund	137,949	3,503,355	2,554,910	—	(3,079)	14,557,859	20,750,994
US MidCap Opportunities Fund	—	1,704,373	—	(737,951)	(471)	125,898,088	126,864,039
US Small Cap Opportunities Fund	—	—	—	(8,217,101)	—	31,501,281	23,284,180

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items non-deductible expenses and distribution in excess. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Distributable Earnings (Loss)
China A Fund	$(204)	$204
US Small Cap Opportunities Fund	(164,782)	164,782

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2020 is different from book purposes primarily due to wash sale loss deferrals and adjustments related to PFICs. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals, PFIC mark to market adjustments and partnership adjustments and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China A Fund	$6,153,943	$1,925,002	$(187,513)	$1,737,489
Emerging Markets Equity Fund	2,983,915,254	1,334,618,041	(147,192,837)	1,187,425,204
Emerging Markets Multi-Sector Bond Fund	61,103,832	1,803,556	(2,804,518)	(1,000,962)
International Multi-Cap Value Fund	1,943,729,997	107,238,640	(286,427,109)	(179,188,469)
International Stock Fund	916,274,146	154,297,714	(50,576,342)	103,721,372

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October 31, 2020

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Securitized Income Fund	$125,375,356	$551,526	$(1,689,622)	$(1,138,096)
Tax-Aware Bond Fund	428,190,826	15,180,872	(623,013)	14,557,859
US MidCap Opportunities Fund	522,686,142	150,406,009	(24,507,921)	125,898,088
US Small Cap Opportunities Fund	204,377,673	50,168,648	(18,667,367)	31,501,281

f)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$302,757,700	$122,360,146
Emerging Markets Multi-Sector Bond Fund(1)	9,312,266	3,627,099
International Multi-Cap Value Fund	77,989,015	166,451,789
International Stock Fund	440,650	2,910,349
Securitized Income Fund(1)	331,356	382,047
US MidCap Opportunities Fund	737,951	—
US Small Cap Opportunities Fund	8,217,101	—

(1)	Future utilization of losses are subject to limitation under current tax laws.

The China A Fund and Tax-Aware Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2020.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to certain Funds. SIMNA performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. SIMNA Ltd. also performs daily investment of the assets for each of China A Fund, Emerging Markets Equity Fund, International Multi-Cap Value Fund, International Stock Fund and Tax-Aware Bond Fund. HFMC pays a sub-advisory fee to SIMNA out of its management fee. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
China A Fund	0.9000% on first $1 billion and;
0.8900% over $1 billion

Emerging Markets Equity Fund	1.0500% on first $1 billion and;
1.0000% on next $4 billion and;
0.9900% on next $5 billion and;
0.9850% over $10 billion

Emerging Markets Multi-Sector Bond Fund	0.7000% on first $1 billion and;
0.6500% on next $4 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion

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October 31, 2020

Fund	Management Fee Rates

International Multi-Cap Value Fund	0.7200% on first $1 billion and;
0.6800% on next $4 billion and;
0.6750% on next $5 billion and;
0.6700% over $10 billion

International Stock Fund	0.6700% on first $1 billion and;
0.6500% on next $4 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion

Securitized Income Fund	0.6500% on first $1 billion and;
0.6000% over $1 billion

Tax-Aware Bond Fund	0.4500% on first $1 billion and;
0.4300% on next $4 billion and;
0.4250% on next $5 billion and;
0.4200% over $10 billion

US MidCap Opportunities Fund	0.7500% on first $1 billion and;
0.7000% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6450% on next $5 billion and;
0.6400% over $10 billion

US Small Cap Opportunities Fund	0.9000% on first $1 billion and;
0.8900% on next $4 billion and;
0.8800% on next $5 billion and;
0.8700% over $10 billion

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From November 1, 2019 through December 31, 2019, the accounting services fees for each Fund, except the China A Fund, were accrued daily and paid monthly at the rates below.

Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund and Securitized Income Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and;	0.014%
Amount over $7 billion	0.010%

Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and;	0.012%
Amount over $7 billion	0.010%

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2020, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2021 (unless the Board of Directors approves its earlier termination), except as noted below, as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund(1)	1.45%	2.25%	1.15%	N/A	N/A	N/A	1.11%	0.99%	0.99%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
International Stock Fund	1.15%	1.95%	0.85%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
Securitized Income Fund	1.10%	1.95%	0.85%	N/A	N/A	N/A	0.80%	0.70%	0.70%
Tax-Aware Bond Fund	0.71%	1.59%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%

(1)	Expense limitation arrangement described above for China A Fund extends through March 31, 2021 (unless the Board of Directors approves its earlier termination).

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Notes to Financial Statements – (continued)

October 31, 2020

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. For the year or period ended October 31, 2020, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	1.29%	2.22%	1.15%	N/A	N/A	N/A	1.10%	0.99%	0.99%
Emerging Markets Equity Fund	1.53%	2.16%	1.25%	1.71%	1.43%	1.20%	1.18%	1.08%	1.08%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.82%	1.24%	0.92%	0.85%	0.76%	0.75%	0.75%
International Multi-Cap Value Fund	1.12%	1.86%	0.85%	1.48%	1.18%	0.86%	0.81%	0.76%	0.76%
International Stock Fund	1.11%	1.85%	0.83%	1.45%	1.15%	0.83%	0.82%	0.75%	0.75%
Securitized Income Fund	1.10%	2.29%	1.12%	N/A	N/A	N/A	1.07%	1.06%	1.07%
Tax-Aware Bond Fund	0.71%	1.55%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US MidCap Opportunities Fund	1.18%	1.92%	0.90%	1.53%	1.23%	0.93%	0.90%	0.81%	0.81%
US Small Cap Opportunities Fund	1.35%	2.10%	1.05%	1.64%	1.35%	1.05%	1.05%	0.95%	0.95%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2020, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
China A Fund	$48	$—
Emerging Markets Equity Fund	9,043	173
Emerging Markets Multi-Sector Bond Fund	1,403	238
International Multi-Cap Value Fund	174,204	2,757
International Stock Fund	406,599	2,634
Securitized Income Fund	13,131	1
Tax-Aware Bond Fund	191,447	7,999
US MidCap Opportunities Fund	127,205	3,861
US Small Cap Opportunities Fund	88,112	1,023

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year or period ended October 31, 2020, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
China A Fund	$12
Emerging Markets Equity Fund	8,406
Emerging Markets Multi-Sector Bond Fund	146
International Multi-Cap Value Fund	4,215
International Stock Fund	1,511
Securitized Income Fund	159
Tax-Aware Bond Fund	890
US MidCap Opportunities Fund	1,615
US Small Cap Opportunities Fund	526

105

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class F	0.004%
Class SDR	0.004%

Effective February 28, 2020, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for Class Y shares of the International Multi-Cap Value Fund to the extent necessary to limit the transfer agency fees to 0.06% through February 28, 2021, unless the Board of Directors approves its earlier termination.

From November 1, 2019 to February 27, 2020, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:

Fund	Class Y
International Multi-Cap Value Fund	0.05%
US MidCap Opportunities Fund	0.07%

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F		Class SDR
China A Fund	0.21%	0.24%	0.17%	N/A	N/A	N/A	0.11%	0.00	%*	0.00	%*
Emerging Markets Equity Fund	0.20%	0.09%	0.17%	0.22%	0.10%	0.12%	0.10%	0.00	%*	0.00	%*
Emerging Markets Multi-Sector Bond Fund	0.18%	0.25%	0.07%	0.22%	0.17%	0.12%	0.01%	0.00	%*	0.00	%*
International Multi-Cap Value Fund	0.12%	0.11%	0.10%	0.22%	0.17%	0.10%	0.06%	0.00	%*	0.00	%*
International Stock Fund	0.12%	0.10%	0.08%	0.21%	0.15%	0.08%	0.07%	0.00	%*	0.00	%*
Securitized Income Fund	0.01%	0.24%	0.06%	N/A	N/A	N/A	0.01%	0.00	%*	0.00	%*
Tax-Aware Bond Fund	0.06%	0.09%	0.08%	N/A	N/A	N/A	0.11%	0.00	%*	0.00	%*
US MidCap Opportunities Fund	0.12%	0.11%	0.09%	0.22%	0.17%	0.12%	0.10%	0.00	%*	0.00	%*
US Small Cap Opportunities Fund	0.16%	0.16%	0.10%	0.22%	0.17%	0.12%	0.11%	0.00	%*	0.00	%*

*	Amount rounds to 0.00%.

8.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. Each of China A Fund and Securitized Income Fund do not currently engage in securities lending. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

106

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Emerging Markets Equity Fund	$—	$—	$—
Emerging Markets Multi-Sector Bond Fund	1,412,515	(1,412,515)	—
International Multi-Cap Value Fund	33,127,841	(33,127,841)	—
International Stock Fund	1,508,513	(1,508,513)	—
Tax-Aware Bond Fund	—	—	—
US MidCap Opportunities Fund	6,875,747	(6,875,747)	—
US Small Cap Opportunities Fund	453,147	(453,147)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Emerging Markets Equity Fund	$—	$—
Emerging Markets Multi-Sector Bond Fund	1,460,595	—
International Multi-Cap Value Fund	32,109,075	4,956,768
International Stock Fund	1,520,965	—
Tax-Aware Bond Fund	—	—
US MidCap Opportunities Fund	7,032,174	—
US Small Cap Opportunities Fund	468,760	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Emerging Markets Multi-Sector Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$1,082,814	$—	$—	$—	$1,082,814
Foreign Government Obligations	377,781	—	—	—	377,781

Total Borrowings	$1,460,595	$—	$—	$—	$1,460,595

Gross amount of recognized liabilities for securities lending transactions					$1,460,595

107

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
International Multi-Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$32,109,075	$—	$—	$—	$32,109,075

Total Borrowings	$32,109,075	$—	$—	$—	$32,109,075

Gross amount of recognized liabilities for securities lending transactions					$32,109,075

International Stock Fund
Securities Lending Transactions(1)
Common Stocks	$1,520,965	$—	$—	$—	$1,520,965

Total Borrowings	$1,520,965	$—	$—	$—	$1,520,965

Gross amount of recognized liabilities for securities lending transactions					$1,520,965

Securitized Income Fund
Reverse Repurchase Agreements
Asset & Commercial Mortgage-Backed Securities	$—	$14,309,996	$15,936,517	$—	$30,246,513
Corporate Bonds	—	677,000	—	—	677,000

Total Borrowings	$—	$14,986,996	$15,936,517	$—	$30,923,513

Gross amount of recognized liabilities for sale buy-back transactions					$30,923,513

US MidCap Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$7,032,174	$—	$—	$—	$7,032,174

Total Borrowings	$7,032,174	$—	$—	$—	$7,032,174

Gross amount of recognized liabilities for securities lending transactions					$7,032,174

US Small Cap Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$468,760	$—	$—	$—	$468,760

Total Borrowings	$468,760	$—	$—	$—	$468,760

Gross amount of recognized liabilities for securities lending transactions					$468,760

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2020, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
China A Fund	41%	84%	82%	N/A	N/A	N/A	100%	100%	—	%*
Emerging Markets Equity Fund	—	—	—	16%	— %*	—	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	37%	100%	100%	—	100%	—
International Multi-Cap Value Fund	—	—	—	— %*	—	—	—	—	—
International Stock Fund	—	—	—	2%	1%	— %*	— %*	—	—
Securitized Income Fund	64%	2%	5%	N/A	N/A	N/A	100%	100%	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	5%	—	—
US MidCap Opportunities Fund	—	—	—	—	—	1%	—	—	—
US Small Cap Opportunities Fund	—	—	—	5%	6%	4%	—	—	—

Percentage of Fund by Class:

Fund	Class A	Class C		Class I	Class R3		Class R4		Class R5		Class Y		Class F	Class SDR
China A Fund	2%	2%		2%	N/A		N/A		N/A		2%		41%	—	%*
Emerging Markets Equity Fund	—	—		—	—	%*	—	%*	—		—		—	—
Emerging Markets Multi-Sector Bond Fund	—	—		—	—	%*	—	%*	—	%*	—		—	—
International Multi-Cap Value Fund	—	—		—	—	%*	—		—		—		—	—
International Stock Fund	—	—		—	—	%*	—	%*	—	%*	—	%*	—	—
Securitized Income Fund	4%	—	%*	4%	N/A		N/A		N/A		4%		2%	—
Tax-Aware Bond Fund	—	—		—	N/A		N/A		N/A		—	%*	—	—
US MidCap Opportunities Fund	—	—		—	—		—		—	%*	—		—	—
US Small Cap Opportunities Fund	—	—		—	—	%*	—	%*	—	%*	—		—	—

*	Percentage rounds to zero.

108

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

As of October 31, 2020, affiliated funds of funds and certain 529 plans for which HFMC serves as the program manager (the “529 plans”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and the 529 plans. Affiliated funds of funds and the 529 plans owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Emerging Markets Equity Fund	1%
International Multi-Cap Value Fund	3%

*	As of October 31, 2020, the affiliated funds of funds were invested in Class F shares.

11.	Investment Transactions:

For the year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
China A Fund	$8,305,275	$3,047,430	$—	$—	$8,305,275	$3,047,430
Emerging Markets Equity Fund	2,097,908,061	1,860,513,030	—	—	2,097,908,061	1,860,513,030
Emerging Markets Multi-Sector Bond Fund	92,708,525	120,038,920	—	—	92,708,525	120,038,920
International Multi-Cap Value Fund	2,223,399,513	2,252,032,721	—	—	2,223,399,513	2,252,032,721
International Stock Fund	699,444,133	206,706,973	—	—	699,444,133	206,706,973
Securitized Income Fund	85,962,416	53,303,513	17,680,261	17,141,835	103,642,677	70,445,348
Tax-Aware Bond Fund	443,930,300	365,038,762	341,691,930	322,318,020	785,622,230	687,356,782
US MidCap Opportunities Fund	384,328,192	594,398,382	—	—	384,328,192	594,398,382
US Small Cap Opportunities Fund	137,331,958	99,587,509	—	—	137,331,958	99,587,509

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2020, and the year ended October 31, 2019:

	For the Period Ended October 31, 2020(1)
	Shares	Amount
China A Fund
Class A
Shares Sold	24,506	$304,161
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	24,505	304,151

Class C
Shares Sold	11,860	$125,436
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	11,859	125,426

Class I
Shares Sold	30,549	$408,284
Shares Redeemed	(18,406)	(269,695)

Net Increase (Decrease)	12,143	138,589

Class Y
Shares Sold	10,001	$100,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	10,000	100,000

Class F
Shares Sold	210,001	$2,100,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	210,000	2,100,000

Class SDR
Shares Sold	250,001	$2,500,010
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	250,000	2,500,000

Total Net Increase (Decrease)	518,507	$5,268,166

(1)	Commenced operations on March 31, 2020.

109

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Emerging Markets Equity Fund
Class A
Shares Sold	1,951,438	$30,166,742	1,748,349	$25,903,979
Shares Issued for Reinvested Dividends	70,589	1,177,420	34,398	474,696
Shares Redeemed	(2,196,877)	(34,272,320)	(1,240,206)	(18,680,319)

Net Increase (Decrease)	(174,850)	(2,928,158)	542,541	7,698,356

Class C
Shares Sold	7,253	$113,752	351,995	$5,084,173
Shares Issued for Reinvested Dividends	8,192	135,012	3,391	46,251
Shares Redeemed	(273,764)	(4,230,625)	(196,969)	(2,908,753)

Net Increase (Decrease)	(258,319)	(3,981,861)	158,417	2,221,671

Class I
Shares Sold	62,234,607	$937,883,560	51,189,025	$762,162,282
Shares Issued for Reinvested Dividends	874,907	14,558,445	516,573	7,113,215
Shares Redeemed	(95,824,442)	(1,429,672,320)	(58,447,579)	(871,528,570)

Net Increase (Decrease)	(32,714,928)	(477,230,315)	(6,741,981)	(102,253,073)

Class R3
Shares Sold	740	$11,570	834	$12,388
Shares Issued for Reinvested Dividends	84	1,392	57	787
Shares Redeemed	(971)	(15,292)	(2,050)	(30,637)

Net Increase (Decrease)	(147)	(2,330)	(1,159)	(17,462)

Class R4
Shares Sold	278,404	$3,757,186	5,127	$71,225
Shares Issued for Reinvested Dividends	24	394	3,331	45,699
Shares Redeemed	(19,862)	(316,545)	(271,528)	(3,755,502)

Net Increase (Decrease)	258,566	3,441,035	(263,070)	(3,638,578)

Class R5
Shares Sold	6,643	$104,685	5,315	$79,902
Shares Issued for Reinvested Dividends	910	15,146	458	6,306
Shares Redeemed	(26,899)	(439,527)	(2,130)	(32,680)

Net Increase (Decrease)	(19,346)	(319,696)	3,643	53,528

Class Y
Shares Sold	38,460,003	$583,444,406	11,244,782	$164,696,976
Shares Issued for Reinvested Dividends	196,853	3,277,595	117,355	1,617,151
Shares Redeemed	(16,978,392)	(234,989,979)	(12,480,644)	(190,216,734)

Net Increase (Decrease)	21,678,464	351,732,022	(1,118,507)	(23,902,607)

Class F
Shares Sold	32,828,464	$535,113,218	22,780,248	$344,169,329
Shares Issued for Reinvested Dividends	445,955	7,416,236	181,969	2,503,890
Shares Redeemed	(9,898,445)	(156,103,638)	(7,350,035)	(111,675,098)

Net Increase (Decrease)	23,375,974	386,425,816	15,612,182	234,998,121

Class SDR
Shares Sold	15,360,330	$247,432,265	18,036,150	$267,392,203
Shares Issued for Reinvested Dividends	1,559,446	25,980,378	906,907	12,506,249
Shares Redeemed	(12,685,174)	(189,012,307)	(13,526,435)	(208,708,307)

Net Increase (Decrease)	4,234,602	84,400,336	5,416,622	71,190,145

Total Net Increase (Decrease)	16,380,016	$341,536,849	13,608,688	$186,350,101

Emerging Markets Multi-Sector Bond Fund
Class A
Shares Sold	74,672	$618,886	148,243	$1,360,898
Shares Issued for Reinvested Dividends	9,815	78,407	13,866	124,253
Shares Redeemed	(75,075)	(615,139)	(347,011)	(3,150,553)

Net Increase (Decrease)	9,412	82,154	(184,902)	(1,665,402)

Class C
Shares Sold	3,580	$31,316	23,237	$209,450
Shares Issued for Reinvested Dividends	1,233	9,773	944	8,404
Shares Redeemed	(7,896)	(69,036)	(42,187)	(373,516)

Net Increase (Decrease)	(3,083)	(27,947)	(18,006)	(155,662)

110

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

Emerging Markets Multi-Sector Bond Fund – (continued)
Class I
Shares Sold	1,645,820	$12,948,623	1,631,596	$14,785,602
Shares Issued for Reinvested Dividends	160,130	1,284,545	191,328	1,715,191
Shares Redeemed	(2,486,187)	(20,380,676)	(2,722,831)	(24,420,037)

Net Increase (Decrease)	(680,237)	(6,147,508)	(899,907)	(7,919,244)

Class R3
Shares Sold	2,121	$19,070	—	$—
Shares Issued for Reinvested Dividends	158	1,249	65	584
Shares Redeemed	(2)	(20)	—	—

Net Increase (Decrease)	2,277	20,299	65	584

Class R4
Shares Issued for Reinvested Dividends	73	580	65	585

Net Increase (Decrease)	73	580	65	585

Class R5
Shares Issued for Reinvested Dividends	74	587	66	597

Net Increase (Decrease)	74	587	66	597

Class Y
Shares Sold	50,335	$433,573	117,019	$1,054,550
Shares Issued for Reinvested Dividends	15,666	125,165	9,722	87,222
Shares Redeemed	(1,300)	(9,222)	(12,487)	(112,135)

Net Increase (Decrease)	64,701	549,516	114,254	1,029,637

Class F
Shares Sold	33,302	$300,908	127,336	$1,139,433
Shares Issued for Reinvested Dividends	20,620	185,754	170,007	1,520,919
Shares Redeemed	(2,588,818)	(22,892,216)	(1,045,807)	(9,496,407)

Net Increase (Decrease)	(2,534,896)	(22,405,554)	(748,464)	(6,836,055)

Class SDR
Shares Sold	84,913	$734,256	138,869	$1,262,856
Shares Issued for Reinvested Dividends	241,781	1,930,500	224,846	2,015,875
Shares Redeemed	(196,044)	(1,641,958)	(254,804)	(2,323,167)

Net Increase (Decrease)	130,650	1,022,798	108,911	955,564

Total Net Increase (Decrease)	(3,011,029)	$(26,905,075)	(1,627,918)	$(14,589,396)

International Multi-Cap Value Fund
Class A
Shares Sold	2,803,699	$23,129,829	7,308,958	$64,185,746
Shares Issued for Reinvested Dividends	289,911	2,459,995	497,126	4,232,125
Shares Redeemed	(6,470,234)	(51,893,152)	(3,535,202)	(30,710,971)

Net Increase (Decrease)	(3,376,624)	(26,303,328)	4,270,882	37,706,900

Class C
Shares Sold	324,556	$2,741,385	804,534	$6,997,228
Shares Issued for Reinvested Dividends	36,931	323,041	130,672	1,092,114
Shares Redeemed	(1,107,190)	(9,046,175)	(1,419,956)	(12,228,675)

Net Increase (Decrease)	(745,703)	(5,981,749)	(484,750)	(4,139,333)

Class I
Shares Sold	32,274,441	$263,656,289	43,206,748	$376,911,502
Shares Issued for Reinvested Dividends	1,997,972	16,815,231	4,390,363	37,179,961
Shares Redeemed	(46,737,444)	(366,171,373)	(63,378,109)	(552,346,795)

Net Increase (Decrease)	(12,465,031)	(85,699,853)	(15,780,998)	(138,255,332)

Class R3
Shares Sold	533,231	$4,354,149	2,630,986	$23,971,443
Shares Issued for Reinvested Dividends	43,227	369,526	35,113	308,551
Shares Redeemed	(1,034,516)	(7,910,074)	(544,310)	(4,758,882)

Net Increase (Decrease)	(458,058)	(3,186,399)	2,121,789	19,521,112

Class R4
Shares Sold	64,552	$497,841	224,145	$1,920,458
Shares Issued for Reinvested Dividends	8,123	68,291	11,262	96,105
Shares Redeemed	(75,981)	(596,629)	(77,906)	(674,128)

Net Increase (Decrease)	(3,306)	(30,497)	157,501	1,342,435

111

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

International Multi-Cap Value Fund – (continued)
Class R5
Shares Sold	545,218	$4,339,616	963,121	$8,283,064
Shares Issued for Reinvested Dividends	68,186	570,494	143,439	1,208,180
Shares Redeemed	(769,515)	(6,216,129)	(1,265,541)	(11,362,022)

Net Increase (Decrease)	(156,111)	(1,306,019)	(158,981)	(1,870,778)

Class Y
Shares Sold	8,488,795	$66,739,293	8,747,939	$76,763,544
Shares Issued for Reinvested Dividends	525,988	4,368,637	747,314	6,345,975
Shares Redeemed	(3,913,403)	(30,436,867)	(2,324,975)	(20,118,934)

Net Increase (Decrease)	5,101,380	40,671,063	7,170,278	62,990,585

Class F
Shares Sold	18,264,798	$141,630,520	21,330,908	$187,800,399
Shares Issued for Reinvested Dividends	1,036,549	8,642,893	1,474,000	12,537,678
Shares Redeemed	(14,852,644)	(118,345,910)	(9,215,134)	(81,327,657)

Net Increase (Decrease)	4,448,703	31,927,503	13,589,774	119,010,420

Class SDR
Shares Sold	37,557,550	$291,819,327	20,897,933	$182,523,290
Shares Issued for Reinvested Dividends	2,074,664	17,328,997	3,624,947	30,712,905
Shares Redeemed	(35,442,799)	(290,678,391)	(14,513,700)	(127,544,493)

Net Increase (Decrease)	4,189,415	18,469,933	10,009,180	85,691,702

Total Net Increase (Decrease)	(3,465,335)	$(31,439,346)	20,894,675	$181,997,711

International Stock Fund
Class A
Shares Sold	5,577,386	$75,874,561	3,129,557	$38,300,055
Shares Issued for Reinvested Dividends	39,981	548,940	98,255	1,103,348
Shares Redeemed	(1,136,723)	(15,107,254)	(546,692)	(6,612,696)

Net Increase (Decrease)	4,480,644	61,316,247	2,681,120	32,790,707

Class C
Shares Sold	269,016	$3,489,435	266,133	$2,980,258
Shares Issued for Reinvested Dividends	835	10,939	14,715	157,415
Shares Redeemed	(59,927)	(722,473)	(145,940)	(1,679,330)

Net Increase (Decrease)	209,924	2,777,901	134,908	1,458,343

Class I
Shares Sold	28,960,331	$372,494,734	11,742,900	$136,541,482
Shares Issued for Reinvested Dividends	203,818	2,706,694	905,219	9,832,890
Shares Redeemed	(8,951,030)	(109,417,598)	(5,895,649)	(69,641,488)

Net Increase (Decrease)	20,213,119	265,783,830	6,752,470	76,732,884

Class R3
Shares Sold	44,105	$484,380	14,183	$169,465
Shares Issued for Reinvested Dividends	152	2,018	82	886
Shares Redeemed	(5,601)	(71,632)	(3)	(35)

Net Increase (Decrease)	38,656	414,766	14,262	170,316

Class R4
Shares Sold	205,916	$2,649,316	22,719	$274,429
Shares Issued for Reinvested Dividends	269	3,576	82	890
Shares Redeemed	(44,021)	(566,181)	(402)	(4,890)

Net Increase (Decrease)	162,164	2,086,711	22,399	270,429

Class R5
Shares Sold	844,651	$10,244,540	85,870	$1,027,962
Shares Issued for Reinvested Dividends	1,644	21,848	83	901
Shares Redeemed	(41,811)	(545,593)	(1,710)	(20,330)

Net Increase (Decrease)	804,484	9,720,795	84,243	1,008,533

Class Y
Shares Sold	4,875,805	$68,074,361	94,385	$1,101,980
Shares Issued for Reinvested Dividends	953	12,698	38,210	416,560
Shares Redeemed	(78,087)	(1,012,281)	(548,604)	(6,406,752)

Net Increase (Decrease)	4,798,671	67,074,778	(416,009)	(4,888,212)

112

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

International Stock Fund – (continued)
Class F
Shares Sold	8,417,664	$110,434,434	5,309,055	$62,969,906
Shares Issued for Reinvested Dividends	77,909	1,036,195	91,563	995,486
Shares Redeemed	(1,765,969)	(22,190,196)	(547,580)	(6,552,705)

Net Increase (Decrease)	6,729,604	89,280,433	4,853,038	57,412,687

Class SDR
Shares Sold	5,469,722	$70,802,425	2,010,707	$24,337,603
Shares Issued for Reinvested Dividends	72,052	957,577	482,543	5,246,663
Shares Redeemed	(3,650,626)	(47,306,305)	(15,335)	(183,930)

Net Increase (Decrease)	1,891,148	24,453,697	2,477,915	29,400,336

Total Net Increase (Decrease)	39,328,414	$522,909,158	16,604,346	$194,356,023

	For the Year Ended October 31, 2020		For the Period Ended October 31, 2019(1)
	Shares	Amount	Shares	Amount

Securitized Income Fund
Class A
Shares Sold	223,922	$2,163,016	350,007	$3,500,072
Shares Issued for Reinvested Dividends	9,226	89,718	5,008	50,265
Shares Redeemed	(21,058)	(203,567)	(1)	(10)

Net Increase (Decrease)	212,090	2,049,167	355,014	3,550,327

Class C(2)
Shares Sold	45,049	$419,720	—	$—
Shares Issued for Reinvested Dividends	181	1,709	—	—

Net Increase (Decrease)	45,230	421,429	—	—

Class I
Shares Sold	7,995,486	$77,608,778	455,638	$4,560,915
Shares Issued for Reinvested Dividends	75,068	720,669	6,086	61,092
Shares Redeemed	(1,829,000)	(17,600,511)	(1,058)	(10,642)

Net Increase (Decrease)	6,241,554	60,728,936	460,666	4,611,365

Class Y
Shares Sold	—	$—	350,994	$3,510,010
Shares Issued for Reinvested Dividends	8,517	82,781	5,339	53,578
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	8,517	82,781	356,332	3,563,578

Class F
Shares Sold	—	$—	249,951	$2,500,010
Shares Issued for Reinvested Dividends	4,889	47,466	3,112	31,230
Shares Redeemed	(49,950)	(473,832)	(1)	(10)

Net Increase (Decrease)	(45,061)	(426,366)	253,062	2,531,230

Class SDR
Shares Sold	1,764,121	$17,560,558	7,968,817	$80,000,010
Shares Issued for Reinvested Dividends	50,038	497,414	49,337	495,681
Shares Redeemed	(8,125,902)	(80,147,825)	(1)	(10)

Net Increase (Decrease)	(6,311,743)	(62,089,853)	8,018,153	80,495,681

Total Net Increase (Decrease)	150,587	$766,094	9,443,227	$94,752,181

(1)	Commenced operations on February 28, 2019.

(2)	Class C of the Securitized Income Fund commenced operations on February 28, 2020

113

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Tax-Aware Bond Fund
Class A
Shares Sold	2,723,410	$30,536,275	2,534,913	$28,415,810
Shares Issued for Reinvested Dividends	129,314	1,446,053	68,930	755,814
Shares Redeemed	(1,098,300)	(12,306,927)	(1,777,407)	(19,673,697)

Net Increase (Decrease)	1,754,424	19,675,401	826,436	9,497,927

Class C
Shares Sold	228,661	$2,567,436	325,219	$3,637,524
Shares Issued for Reinvested Dividends	19,583	217,827	11,164	121,750
Shares Redeemed	(181,060)	(2,039,469)	(92,411)	(1,017,093)

Net Increase (Decrease)	67,184	745,794	243,972	2,742,181

Class I
Shares Sold	18,128,116	$204,446,822	12,356,423	$138,106,462
Shares Issued for Reinvested Dividends	598,224	6,698,427	330,094	3,631,801
Shares Redeemed	(12,453,205)	(139,682,475)	(5,474,602)	(60,553,758)

Net Increase (Decrease)	6,273,135	71,462,774	7,211,915	81,184,505

Class Y
Shares Issued for Reinvested Dividends	671	7,512	646	7,078
Shares Redeemed	—	(3)	(2,710)	(30,000)

Net Increase (Decrease)	671	7,509	(2,064)	(22,922)

Class F
Shares Sold	1,631,466	$18,408,527	1,168,928	$13,046,366
Shares Issued for Reinvested Dividends	83,707	938,185	37,053	408,408
Shares Redeemed	(635,600)	(7,140,624)	(207,705)	(2,288,445)

Net Increase (Decrease)	1,079,573	12,206,088	998,276	11,166,329

Class SDR
Shares Sold	679,071	$7,715,862	276,460	$3,039,087
Shares Issued for Reinvested Dividends	133,183	1,484,930	105,304	1,144,983
Shares Redeemed	(688,386)	(7,803,953)	(678,010)	(7,609,000)

Net Increase (Decrease)	123,868	1,396,839	(296,246)	(3,424,930)

Total Net Increase (Decrease)	9,298,855	$105,494,405	8,982,289	$101,143,090

US MidCap Opportunities Fund
Class A
Shares Sold	1,295,034	$17,576,606	1,395,369	$18,900,433
Shares Issued for Reinvested Dividends	39,994	614,359	148,492	1,869,520
Shares Redeemed	(2,290,621)	(31,642,314)	(2,745,633)	(37,795,392)

Net Increase (Decrease)	(955,593)	(13,451,349)	(1,201,772)	(17,025,439)

Class C
Shares Sold	334,429	$4,807,929	724,496	$10,067,884
Shares Issued for Reinvested Dividends	25,799	401,177	101,881	1,309,177
Shares Redeemed	(1,332,162)	(19,041,400)	(1,670,142)	(23,612,797)

Net Increase (Decrease)	(971,934)	(13,832,294)	(843,765)	(12,235,736)

Class I
Shares Sold	6,013,572	$86,511,259	12,387,001	$176,704,549
Shares Issued for Reinvested Dividends	265,164	4,268,155	886,035	11,590,976
Shares Redeemed	(14,836,185)	(214,488,799)	(27,060,730)	(392,868,620)

Net Increase (Decrease)	(8,557,449)	(123,709,385)	(13,787,694)	(204,573,095)

Class R3
Shares Sold	14,647	$200,693	58,724	$792,137
Shares Issued for Reinvested Dividends	565	8,911	1,446	18,758
Shares Redeemed	(42,185)	(637,892)	(35,308)	(518,682)

Net Increase (Decrease)	(26,973)	(428,288)	24,862	292,213

Class R4
Shares Sold	15,518	$239,097	18,328	$258,881
Shares Issued for Reinvested Dividends	259	4,116	1,456	18,966
Shares Redeemed	(18,555)	(269,708)	(34,076)	(503,214)

Net Increase (Decrease)	(2,778)	(26,495)	(14,292)	(225,367)

114

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

US MidCap Opportunities Fund – (continued)
Class R5
Shares Sold	14,557	$204,228	116,843	$1,683,332
Shares Issued for Reinvested Dividends	830	13,318	4,025	52,582
Shares Redeemed	(28,943)	(444,803)	(157,215)	(2,369,735)

Net Increase (Decrease)	(13,556)	(227,257)	(36,347)	(633,821)

Class Y
Shares Sold	2,006,363	$27,085,522	2,387,698	$34,734,049
Shares Issued for Reinvested Dividends	76,744	1,235,384	187,871	2,455,282
Shares Redeemed	(4,434,892)	(63,212,927)	(2,747,706)	(40,197,854)

Net Increase (Decrease)	(2,351,785)	(34,892,021)	(172,137)	(3,008,523)

Class F
Shares Sold	1,381,323	$19,610,748	1,858,107	$26,939,675
Shares Issued for Reinvested Dividends	36,082	581,769	82,249	1,075,457
Shares Redeemed	(1,275,220)	(18,368,516)	(1,616,038)	(23,787,613)

Net Increase (Decrease)	142,185	1,824,001	324,318	4,227,519

Class SDR
Shares Sold	623,631	$9,238,983	2,459,704	$35,321,321
Shares Issued for Reinvested Dividends	51,452	830,635	103,292	1,352,705
Shares Redeemed	(3,456,941)	(55,712,445)	(1,347,036)	(19,870,606)

Net Increase (Decrease)	(2,781,858)	(45,642,827)	1,215,960	16,803,420

Total Net Increase (Decrease)	(15,519,741)	$(230,385,915)	(14,490,867)	$(216,378,829)

US Small Cap Opportunities Fund
Class A
Shares Sold	464,472	$10,513,320	351,863	$8,393,071
Shares Issued for Reinvested Dividends	44,207	1,122,066	59,679	1,269,289
Shares Redeemed	(293,039)	(6,419,169)	(144,087)	(3,490,218)

Net Increase (Decrease)	215,640	5,216,217	267,455	6,172,142

Class C
Shares Sold	96,832	$2,425,589	87,016	$2,119,060
Shares Issued for Reinvested Dividends	14,029	363,339	28,097	613,652
Shares Redeemed	(85,890)	(1,926,037)	(107,604)	(2,622,739)

Net Increase (Decrease)	24,971	862,891	7,509	109,973

Class I
Shares Sold	3,443,438	$83,623,348	1,715,671	$43,830,966
Shares Issued for Reinvested Dividends	267,211	7,158,748	409,497	9,144,178
Shares Redeemed	(2,972,119)	(67,833,627)	(1,046,256)	(25,702,015)

Net Increase (Decrease)	738,530	22,948,469	1,078,912	27,273,129

Class R3
Shares Sold	9,177	$223,702	4,254	$102,890
Shares Issued for Reinvested Dividends	187	4,953	275	6,097
Shares Redeemed	(3,484)	(85,582)	(2,869)	(73,330)

Net Increase (Decrease)	5,880	143,073	1,660	35,657

Class R4
Shares Sold	2,691	$67,760	10,994	$283,414
Shares Issued for Reinvested Dividends	495	13,210	42	928
Shares Redeemed	(4,857)	(129,117)	(1,814)	(46,278)

Net Increase (Decrease)	(1,671)	(48,147)	9,222	238,064

Class R5
Shares Sold	9,115	$215,817	2,106	$55,043
Shares Issued for Reinvested Dividends	170	4,561	76	1,691
Shares Redeemed	(193)	(4,710)	(5)	(134)

Net Increase (Decrease)	9,092	215,668	2,177	56,600

Class Y
Shares Sold	174,823	$4,133,695	128,832	$3,308,681
Shares Issued for Reinvested Dividends	48,634	1,302,907	91,347	2,040,823
Shares Redeemed	(219,884)	(5,234,892)	(140,942)	(3,619,163)

Net Increase (Decrease)	3,573	201,710	79,237	1,730,341

115

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Amount	Shares	Amount

US Small Cap Opportunities Fund – (continued)
Class F
Shares Sold	366,918	$8,709,292	83,264	$2,135,611
Shares Issued for Reinvested Dividends	8,742	234,558	9,328	208,483
Shares Redeemed	(116,641)	(2,581,035)	(32,939)	(819,850)

Net Increase (Decrease)	259,019	6,362,815	59,653	1,524,244

Class SDR
Shares Sold	714,406	$15,697,346	7,073	$183,767
Shares Issued for Reinvested Dividends	21,587	579,811	42,875	959,593
Shares Redeemed	(194,734)	(4,709,065)	(40,314)	(938,014)

Net Increase (Decrease)	541,259	11,568,092	9,634	205,346

Total Net Increase (Decrease)	1,796,293	$47,470,788	1,515,459	$37,345,496

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended October 31, 2020, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Upon initial adoption, the impacted Funds adjusted the cost of their callable debt securities by the cumulative amount of amortization that would have been recognized had the amortization period initially extended only to the earliest call date, with a corresponding reclassification between interest income and net realized gain (loss) on investments or net unrealized appreciation (depreciation) of investments in the Statements of Operations. The adoption of the ASU does not affect the impacted Funds’ net asset values and the cumulative effect to the impacted Funds resulting from the adoption of amending the amortization period to the earliest call date for callable debt securities is as follows:

		For the Year Ended October 31, 2020
Funds	Cost of Investments As of November 1, 2019	Interest Income	Net Unrealized Appreciation (Depreciation) of Investments	Net Realized Gains (Loss) on Investments	Distributable Earnings
Emerging Market Multi-Sector Bond Fund	$(4,259)	$(3,365)	$(1,444)	$4,809	$4,259
Tax-Aware Bond Fund	59,158	49,176	(8,391)	(40,785)	(59,158)

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.

116

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2020

16.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Company, on behalf of each of Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund, dismissed Ernst and Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal periods ended October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal year ended on October 31, 2018 and October 31, 2019, and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each of Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). PwC has also been appointed to serve as the independent registered public accounting firm for the China A Fund for the fiscal year ended October 31, 2020.

17.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year or period ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

In November 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, among others, any transaction by any U.S. person in publicly traded securities of certain companies determined to be affiliated with China’s military. The Order, which takes effect on January 11, 2021, is intended to prevent China from exploiting U.S. investors to finance the development and modernization of its military. Such securities may be subject to increased volatility risk and liquidity risk.

117

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

The Hartford Mutual Funds II, Inc. and Shareholders of Hartford Schroders China A Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the funds constituting The Hartford Mutual Funds II, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations, changes in net assets and cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, each of their cash flows, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name
Hartford Schroders China A Fund(2)
Hartford Schroders Emerging Markets Equity Fund(1)
Hartford Schroders Emerging Markets Multi-Sector Bond Fund(1)
Hartford Schroders International Multi-Cap Value Fund(1)
Hartford Schroders International Stock Fund(1)
Hartford Schroders Securitized Income Fund(3)
Hartford Schroders Tax-Aware Bond Fund(1)
Hartford Schroders US MidCap Opportunities Fund(1)
Hartford Schroders US Small Cap Opportunities Fund(1)

(1)   Statement of operations, statement of changes in net assets and financial highlights for the year ended October 31, 2020.

(2)   Statement of operations, statement of changes in net assets and financial highlights for the period March 31, 2020 (commencement of operations) through October 31, 2020.

(3)   Statements of operations, changes in net assets and cash flows for the year ended October 31, 2020 and financial highlights for the year ended October 31, 2020 and the period February 28, 2020 (commencement of operations) through October 31, 2020.

The financial statements of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 29, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

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Hartford Schroders Funds

Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, HFMC provided an annual written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The annual report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);

•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;

•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;

•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.

Since the inception of the LRM Program, HFMC has not reduced the HLIM for any Fund. HFMC reported that it has increased the HLIM for Hartford Schroders Securitized Income Fund and Hartford Schroders Tax-Aware Bond Fund, and discussed its rationale for the changes.

Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

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Hartford Schroders Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS*

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Director	Since 2002	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

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Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

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Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Following their election by shareholders, the following persons become Directors effective November 2, 2020:

Derrick D. Cephas – Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020). Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

Andrew A. Johnson – Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).

Paul L. Rosenberg – Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Directors.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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Hartford Schroders Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at  http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

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Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds II, Inc.

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders International Stock Fund

Hartford Schroders Securitized Income Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders US MidCap Opportunities Fund

Hartford Schroders US Small Cap Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

Each of the Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund, and Hartford Schroders US Small Cap Opportunities Fund is the successor to a corresponding series of Schroder Series Trust or Schroder Capital Funds (Delaware) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), pursuant to a reorganization consummated on October 24, 2016.

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2020, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II, on behalf of the Funds, and The Hartford Mutual Funds, Inc. (“HMF”), on behalf of its series (the “Management Agreement”); (ii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”); and (iii) the continuation of a separate sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and collectively with the Management Agreement and Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., the “Sub-advisers,” and collectively with HFMC, the “Advisers”) on behalf of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, and Hartford Schroders International Multi-Cap Value Fund (collectively, the “Sub-Sub-Advised Funds”).

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent

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Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 12, 2020 and June 16-17, 2020 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with written additional information in advance of the August 4-5, 2020 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to SIMNA Inc. and SIMNA Ltd., which provide certain day-to-day portfolio management services for the Funds and the Sub-Sub-Advised Funds, respectively, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-advisers’ succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-advisers.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund, which included the performance of any applicable Predecessor Fund. The Board noted that each Predecessor Fund had been managed by SIMNA Inc., and each Sub-Sub-Advised Fund’s corresponding Predecessor Fund, except Hartford Schroders Tax-Aware Bond Fund’s corresponding Predecessor Fund, had been sub-advised by SIMNA Ltd. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford Schroders Securitized Income Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For that Fund, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of HFMC’s process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered

126

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by HFMC to another Hartford fund that is an exchange-traded fund (“ETF”) with investment strategies similar to those of the Hartford Schroders Tax-Aware Bond Fund. The Board reviewed information about structural, operational and other differences between the ETF and the Hartford Schroders Tax-Aware Bond Fund, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund and the Hartford Schroders US Small Cap Opportunities Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with

127

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF II, on behalf of its Funds, HMF, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR shares of the Funds, and HFMC compensates SFA for such services.

The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to an investment strategy model offered by SIMNA Inc. through its managed account platforms.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2020.

Hartford Schroders Emerging Markets Equity Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3-year, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.15% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Schroders International Multi-Cap Value Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and in the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2021.

Hartford Schroders International Stock Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.15% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Schroders Securitized Income Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.

128

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.10% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Schroders Tax-Aware Bond Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3-, and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.71% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Schroders US MidCap Opportunities Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from an investment management fee reduction implemented in 2019.

Hartford Schroders US Small Cap Opportunities Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.35% through February 28, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

129

Hartford Schroders Funds

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Funds was held on October 21, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Funds’ Board of Directors. Shareholders elected the following ten (10) Directors at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Directors were as follows:

The Harford Mutual Funds II, Inc. Shares Outstanding (as of Record Date): 768,594,114.957 Total Shares Voted: 566,699,328.863 Percentage of Shares Voted: 73.731%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	556,660,539.359	98.229%	72.425%
	Withheld:	10,038,789.504	1.771%	1.306%
Robin C. Beery	For:	556,944,922.870	98.279%	72.462%
	Withheld:	9,754,405.993	1.721%	1.269%
Lynn S. Birdsong	For:	556,292,460.990	98.164%	72.377%
	Withheld:	10,406,867.873	1.836%	1.354%
Derrick D. Cephas	For:	556,856,991.347	98.264%	72.451%
	Withheld:	9,842,337.516	1.736%	1.280%
James E. Davey	For:	557,044,179.884	98.297%	72.475%
	Withheld:	9,655,148.979	1.703%	1.256%
Christine R. Detrick	For:	557,270,841.428	98.337%	72.505%
	Withheld:	9,428,487.435	1.663%	1.226%
Andrew A. Johnson	For:	556,714,377.226	98.239%	72.432%
	Withheld:	9,984,951.637	1.761%	1.299%
Paul L. Rosenberg	For:	556,427,961.551	98.188%	72.395%
	Withheld:	10,271,367.312	1,812%	1.336%
Lemma W. Senbet	For:	556,309,838.539	98.167%	72.380%
	Withheld:	10,389,490.324	1.833%	1.351%
David Sung	For:	556,545,785.718	98.209%	72.410%
	Withheld:	10,153,543.145	1.791%	1.321%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Director and did not seek re-election. Mr. Hill will continue to serve as a Director until his scheduled retirement on December 31, 2020.

130

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd. serves as a sub-sub adviser to certain Funds. HFD and HFMC are not affiliated with Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.

MFAR-HSE20    12/20    219826    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$243,000 for the fiscal year ended October 31, 2019; $261,500 for the fiscal year ended October 31, 2020.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended October 31, 2019; $0 for the fiscal year ended October 31, 2020.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$98,573 for the fiscal year ended October 31, 2019; $70,962 for the fiscal year ended October 31, 2020. Tax-related services were principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2019; $0 for the fiscal year ended October 31, 2020.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $98,573 for the fiscal year ended October 31, 2019; $70,962 for the fiscal year ended October 31, 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: January 8, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 8, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 8, 2021	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)